UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-06017
Artio Global Equity Fund Inc.
(Exact name of registrant as specified in charter)

330 Madison Avenue, New York, New York	10017

(Address of principal executive offices)	(Zip code)
Anthony Williams, President, 330 Madison Avenue, New York, NY 10017
(Name and address of agent for service)
Registrant’s telephone number, including area code: (212) 297-3600
Date of fiscal year end: 10/31/2011
Date of reporting period: 10/31/2011

Item 1. Reports to Stockholders.

Annual Report
Artio Global Funds
Artio Global Equity Fund Inc. Artio
International Equity Fund Artio
International Equity Fund II Artio Total
Return Bond Fund Artio Global High
Income Fund Artio Local Emerging
Markets Debt Fund Artio US Microcap
Fund Artio US Smallcap Fund Artio US
Midcap Fund Artio US Multicap Fund
October 31, 2011

TABLE OF CONTENTS

Shareholders Letter	1

Management’s Commentary	3

Shareholder Expenses	58

Fund Performance	61

Portfolio of Investments:
Artio Global Equity Fund Inc.	70
Artio International Equity Fund	80
Artio International Equity Fund II	93
Artio Total Return Bond Fund	102
Artio Global High Income Fund	125
Artio Local Emerging Markets Debt Fund	145
Artio U.S. Microcap Fund	150
Artio U.S. Smallcap Fund	154
Artio U.S. Midcap Fund	159
Artio U.S. Multicap Fund	163

Statement of Assets and Liabilities	168

Statement of Operations	173

Statement of Changes in Net Assets	179

Financial Highlights	189

Notes to Financial Statements	208

Report of Independent Registered Public Accounting Firm	264

Investment Advisory Agreement	266

Additional Information Page	268

Artio Global Funds: Trustees and Officers	269

Supplemental Tax Information	274

SHAREHOLDERS LETTER

Dear Shareholders,

I am pleased to present the Annual Report for the Artio Global Funds for the fiscal year ending October 31, 2011.

The reporting period witnessed an extraordinary number of major events affecting global economies and markets, and importantly the lives of citizens in earthquake and tsunami-ravaged Japan as well as the large populations of individuals living through the events of the Arab Spring. On top of these human events was the worsening sovereign debt crisis in Europe which continued to largely dictate the trajectory of markets. Fears over a Greek default and contagion to the periphery countries in Europe contributed to major declines in markets during the months of August and September, coupled with high levels of market volatility. The review period was also impacted by Standard & Poor’s decision to cut its AAA rating on US government debt to AA+ as well as renewed fears that the fragile global economy may be sliding back toward a possible recession. In the final month of the review period, markets repaired a large part of the damage caused by the summer market declines, although a degree of skepticism over the longevity of this rally seemed to remain in some investors’ minds.

As you will read in the commentaries which follow, one of the many challenges faced by active managers such as ourselves was positioning our investment strategies against sudden shifts in market sentiment from “risk on” to “risk off”, and vice versa. While a number of economic and political uncertainties created a backdrop where macro factors appeared to be driving markets, we remain focused on our fundamental approach to investing across our full suite of mutual funds. As our investment themes within the overseas equity markets are consistent across our international and global equity funds, we have combined the annual commentary for the Artio International Equity Fund, Artio International Equity Fund II and Artio Global Equity Fund Inc. which are all co-managed by Rudolph-Riad Younes.

In May, we were pleased to add to our fund lineup with the launch of the Artio Local Emerging Markets Debt Fund. This fund is co-managed by Elena Liapkova-Pozsar, CFA and Donald Quigley, CFA. As we have discussed in previous shareholder letters, we believe the growing importance of the emerging world will have profound, long-term implications for investors. The continued development and improving fundamentals of local emerging market debt supports increased interest by investors. Given Artio Global’s experience in analyzing and assessing opportunities across emerging markets, this was a natural extension to our fund family.

Artio Global Funds ï 2011 Annual Report	1

I would like to express my sincere appreciation to you as shareholders for your continued commitment and wish all of you much happiness and success in the New Year.

Sincerely,

Tony Williams
President

This material is provided for informational purposes only and does not in any sense constitute a solicitation or offer of the purchase or sale of securities unless preceded or accompanied by a prospectus.

Mutual funding investing involves risk; principle loss is possible.

Distributor: Quasar Distributors, LLC (12/11)

2	Artio Global Funds ï 2011 Annual Report

MANAGEMENT’S COMMENTARY

Artio International Equity Fund
Artio International Equity Fund II
Artio Global Equity Fund Inc.
2011 Annual Report

Introduction and Fund Performance

For the twelve months ended October 31, 2011 (the “Reporting Period”) the Artio International Equity Fund and the Artio International Equity Fund II, both Class A Shares, returned -13.49% and -12.61% respectively, while the benchmark MSCI All Country World Index ex-US (MSCI ACWI ex-US) declined by -4.66%. During the Reporting Period, the Artio Global Equity Fund Inc. Class A Shares posted a return of -7.60% below the fund’s benchmark, the MSCI All Country World Index (MSCI ACWI), which was nearly flat at 0.43% over the same period. Throughout this letter, the term “Funds” will refer to these three funds, unless otherwise noted.

During the Reporting Period, the Funds’ respective benchmarks ended not far from where they started, however, the intra-year gyrations were very pronounced. The rising economic uncertainty bred by ineffective government policies in combination with nervous investors, quick to draw parallels to past financial crises, led to significant market whipsaws. In such an environment of limited visibility, high-rated fixed-income securities and cash did best, while “riskier” investments were shunned by asset allocators and investors alike. Even regions with strong growth prospects and relatively insulated from the epicenter of the current crisis, namely the emerging markets, experienced a significant sell-off. The Funds performed slightly below their benchmarks during the first two fiscal quarters; however, the rapid shift in sentiment, as the sovereign debt crisis deteriorated this past summer, created the majority of the underperformance to occur in the latter half of the Reporting Period. Nevertheless, we remain committed to our long-term investment views and process, and continue to look for attractive opportunities for the Funds’ shareholders.

Below, we will discuss some of the key common factors that influenced the performance of the Funds and then separately, outline some of the idiosyncratic allocations that impacted each of the Funds individually.

One of the key uncertainties that drove the markets this year was the fate of the euro and the integrity of the euro zone. At the onset of the last fiscal year, our view, as stated in prior letters, was that worsening current account and budget deficits affecting the majority of the developed world would eventually lead to weaker currencies and/or a bondholder revolt, and hence, reduced government support.

Artio Global Funds ï 2011 Annual Report	3

These two conditions typically coincide with weaker domestic demand and higher exports to stronger growth regions. Furthermore, our analysis led us to the conclusion that demand for goods and services from the emerging markets would be stronger than that of the developed world due to limited leverage and low penetration levels.

In light of these factors we focused our investment selection on companies that were geared towards continued growth in the developing world, including both developed world-based exporters and leading emerging markets-based companies. However, the “risk-off” environment, combined with concerns of a global slowdown, adversely impacted the Funds’ overweight positioning in such investments, driving the bulk of underperformance. Specifically, within the developed world, our overweight positioning in certain export-oriented consumer discretionary and capital goods stocks contributed to the negative performance. Despite continued solid results from their emerging markets operations, investors sold off these stocks as they feared a likely cyclical slowdown in their domestic businesses.

Conversely, the sectors that received the greatest attention from investors were those that traditionally exhibit more defensive characteristics such as consumer staples, pharmaceuticals, telecommunications, and regulated utilities. The Funds started the year with an underweight positioning in these sectors as, in our view, each of them faced specific challenges. In the case of consumer staples, it was raw materials’ cost inflation combined with limited growth opportunities; in pharmaceuticals—patent expirations and declining pipelines; in telecommunications and utilities—heightened risk of greater regulation and taxation. The underweight to some of these defensive sectors early in the year further explains the below-benchmark performance.

Lastly, while results benefitted from a continued underweight to developed markets’ financials amid the flaring sovereign debt crisis, stock selection detracted. One of the Fund’s larger holdings, a UK commercial bank which attracted us because of its leading market positioning, strong margins, focused operations and a proactive management, turned out to have greater loan write-downs and greater forced branch divestitures than we estimated. On the positive side, an underweight position in Japan, coupled with strong stock selection focusing on companies with leading global brands, strong corporate governance and rational capital allocation added to the Funds’ performance. Similarly an underweight in Australia positively contributed to results. On the individual fund level, the International Funds benefited from exposure to the airport industry, an area that attracted us because of its quasi-monopolistic features and revenue visibility. The Global Equity Fund benefited from two themes highlighted in that fund’s prior letter, namely, it’s overweight in technology, particularly companies related to growth in mobile communications as well as from the ownership of precious metals-related securities.

4	Artio Global Funds ï 2011 Annual Report

Across emerging markets, we observed a bifurcation in the marketplace. Companies, sectors and regions that were focused on funding or building-out fixed asset infrastructure suffered a worse fate than those that targeted domestic consumption. As inflationary pressures rose significantly in the developing world, culminating in the Arab Spring uprising, authorities stepped in to reign in rising prices. Higher interest rates, price controls, and tighter regulations were some of the attempts by the states to mitigate the impact of a more difficult economic environment on the broader population. As an offsetting measure, governments looked to find ways to boost domestic consumption.

Our positioning during the Reporting Period reflected this bifurcation. The Funds maintained an overweight focus on the largest markets with vast populations and opportunities for consumption growth such as China, India and Russia, while underweighting regions that were geared towards fixed asset investment and developed world exports, such as Brazil, Korea, and Taiwan. Within China, where we concentrated on domestic consumption sectors, stock selection had a positive impact; however, the relatively large overweight detracted as the country’s stock markets underperformed the benchmarks. In India, where inflation spikes were most pronounced and interest rates hikes most frequent, the Funds’ investments in banking and infrastructure-related stocks underperformed after the country’s authorities raised funding costs through tighter monetary policies. The underweight positioning in Korea and Taiwan, coupled with solid stock selection in these two countries added to positive relative performance.

In Eastern Europe and Russia, the Funds’ largest positions were in bank stocks. We have long liked the financial industry in this region due to its concentrated structure, high profitability and solid growth prospects underpinned by low levels of penetration. Unfortunately, the attractiveness of the sector was overwhelmed by the full-blown banking crisis in nearby Western Europe. Furthermore, unexpected government intervention favoring the consumer further hurt performance. In the case of one of the Funds’ Russian bank holdings, the government “engineered” a takeover of a failing bank, and in the case of a large Austrian bank with operations in Eastern Europe, the authorities forced contractual changes of Swiss-denominated mortgages to alleviate the burden on the local borrowers. Last, but not least, an overweight in some local emerging markets currencies, namely the Indian rupee and the Russian ruble, detracted.

Overall, our observations clearly point that top-down macro factors are presently the main drivers of the markets. Therefore, in the remaining part of this letter we would like to review our long-term vision for the global economy that has formed the basis of the Funds’ current portfolio positioning and to outline some of our favorite investment ideas.

Artio Global Funds ï 2011 Annual Report	5

Decision-Making During Times of Uncertainty

“The central problem of our age is how to act decisively in the absence of certainty.”
                                                             Bertrand Russell

Sound decision-making in the absence of certainty is an arduous process. It takes ample time and resources but, above all, it requires vision and strategy. During the last twelve months the world saw a great amount of policy uncertainty stemming from the inadequate response of European policymakers to the Continent’s sovereign debt crisis, the political brinksmanship of US politicians, and fears of a slowdown in China. This uncertainty led to significant stock market volatility.

In our attempts to isolate ourselves from the market’s loud noises, we focused on clarifying our vision for the future to reinforce the basis of our long-term convictions. We posed two questions. The first one — to the best of our ability, what will the world look like in 2020? This answer took us in-depth into the structural trends which we believe will persist well into this decade. The second one — how can we strategically position the portfolio to take advantage of these structural trends, while minimizing potential whipsaw and near-term headwinds?

Here, we were led to “stress-test” our existing holdings and augment the portfolio with select new additions. As we discussed in our Global Equity Fund letter last year, we are observing the formation of two global economic camps — the “old” developed world and the “new” developing world — with the former ceding GDP (gross domestic product) market share to the latter. Therefore, we have reviewed each of these two distinct geographical regions separately.

What We “Foresee” for the Developed World

Our view is that the developed world will be stuck in the “new normal” mode (where economies experience below-trend growth) for years to come. The challenges hindering expansion are both structural and cyclical. The structural ones, and the primary cause for a lot of the inherent headwinds, emanate from the developed world’s over-dependence on consumption and/or fiscal support. What this means is that most individuals and governments have become accustomed to consuming more than they earned by borrowing extensively. Exhibit 1 displays the rapid rise in government debt level over the last three decades. The economists Carmen Reinhart and Kenneth Rogoff have done extensive work on this subject and provided theoretical support to the link between high debt and “new normal” low growth. Their research points that when gross debt hits 90% of GDP, median growth rates fall by 1%, and average growth rates fall considerably more.

6	Artio Global Funds ï 2011 Annual Report

Exhibit 1
Global Debt Levels
(1980 — 2016E)

Global Government Expenditure
(as % of GDP)

Global Government Debt
(as % of GDP)

Source: International Monetary Fund — World Economic Outlook database, Bloomberg

These structural impediments have been augmented by cyclical factors originating from the fact that the global economy has still not recovered from the 2008 financial crisis and continues to operate far below full potential. Unfortunately, one of the vicious consequences of high leverage is that it leads to increasing vulnerability during periods of stress. Similar to a company that has borrowed too heavily and is more at risk during a recession, a country that has too much debt will experience greater distress during a crisis and will have fewer available remedies for normalization. This largely explains why unemployment remains stubbornly high, wages and hours worked remain stagnant and the divergence between the “haves” and “have-nots” is on the rise (see Exhibit 2). These dynamics are leading to increased social tensions culminating recently in street protests, anti-government demonstrations and the emergence of radical movements such as Occupy Wall Street.

Artio Global Funds ï 2011 Annual Report	7

Exhibit 2
Rising Inequality—US Gini Index
(1967—2010)

Source: BEA, Bureau of Labor Statistics, World Bank. Gini Index; Gini-coefficient of inequality: This is the most commonly used measure of inequality. The coefficient varies between 0, which reflects complete equality and 1, which indicates complete inequality (one person has all the income or consumption, all others have none). Graphically, the Gini coefficient can be represented by the area between the Lorenz curve (graphic representation of the cumulative distribution of the empirical probability distribution of wealth) and the line of equality.

Governments, despite their stretched resources, are not idle observers of the unfolding transition to the “new normal” state. Just as a parent would constantly try new cures to help a sick child, policy-makers will continue to apply novel approaches in an attempt to resuscitate the global economy. While expansionary fiscal policies have been limited due to overburdened government balance sheets, policymakers in some countries such as the US, UK and Japan have had to rely more heavily on the second available “bazooka” tool, that of monetary easing. In this instance, however, the policy’s effect which has been limited and largely temporary because while providing greater liquidity at low rates is, in theory, a stimulant, that is not true during periods of deleveraging when its impact is more muted. The positive side effect from monetary easing, however, is derived from the weakening of the respective local currency and the corresponding increase in the competitiveness of a country’s exports. The US and UK have engaged in such a policy but the European Central Bank (ECB), due to opposition from Germany, has not. The European periphery desperately needs to increase its competitiveness, and a lower currency in combination with some form of austerity and wage deflation would go a long way. One research report estimates that each decline in the euro of 10% adds 0.7 percentage points to real GDP growth (1.5 percentage points to nominal GDP growth) (see Exhibit 3).

8	Artio Global Funds ï 2011 Annual Report

Exhibit 3
European Labor Competitiveness
(1999—2010)

Source: Organization for Economic Cooperation and Development

European government officials have made a series of attempts to tackle the crisis, but given the complexity and magnitude of the problem, their efforts have been futile so far. These temporary solutions have led to fleeting market euphoria followed by disappointment. Investors have tired of partial measures. We believe that if European government officials want to keep the union together, it is only a matter of time before debt monetization and fiscal integration are undertaken as the ultimate solutions to the Continent’s crisis. Until the structural imbalances currently dominant in the developed world are resolved, we feel the region will remain in a “new normal” state punctuated by heightened uncertainty and volatility.

Our 2020 Vision for the Developing World

Over the last decade, developing nations have demonstrated tremendous growth, garnering a rapidly growing share of the world’s GDP. Emerging economies’ contribution to world GDP rose from 20% in 20001 to 38% (estimated) at the end of the 2011. We believe that this trend will continue over the next decade as the International Monetary Fund (IMF) data in the table below would suggest (See Exhibit 4).

 1 Source: International Monetary Fund, World Economic Outlook Aggregate Data. The Economist June 9, 2011.

Artio Global Funds ï 2011 Annual Report	9

Exhibit 4
Population and GDP Data

	1990			2010			2020
		World	% World		World	% World		World	% World
	Country	GDP	Population	Country	GDP	Population	Country	GDP	Population
1	US	26%	4.7%	US	23%	4.5%	China	18%	18.1%
2	Japan	14%	2.3%	China	9%	19.4%	US	17%	4.4%
3	Germany	7%	1.5%	Japan	9%	1.9%	India	7%	17.4%
4	France	5%	1.1%	Germany	5%	1.2%	Japan	5%	1.6%
5	Italy	5%	1.1%	France	4%	0.9%	Germany	4%	1.1%
6	UK	5%	1.1%	UK	4%	0.9%	Brazil	4%	2.9%
7	Canada	3%	0.5%	Italy	3%	0.9%	France	3%	0.9%
8	Spain	2%	0.7%	Brazil	3%	2.9%	Russia	3%	1.7%
9	Brazil	2%	2.8%	Canada	3%	0.5%	UK	3%	0.9%
10	China	2%	21.4%	Russia	2%	2.0%	Indonesia	2%	3.5%
52	India	1%	15.6%	India	2%	17.1%

Source: International Monetary Fund—World Economic Outlook database; Standard Chartered

Despite these strong growth prospects, most global investors have shunned the region’s capital markets, resulting in emerging market stock underperformance versus developed markets during the Reporting Period in excess of 11%.

The main reason for the weakness began due to the fear of rising inflation and the focus of respective central banks to suppress it. Significant fiscal stimuli, administered after the 2008 crisis, combined with the consequences of loose monetary policy in many parts of the world, led to overheating and higher input resource prices for many developing nations. An example of this rise was the increase in China’s headline consumer price index (CPI) from -1.8% in July 2009 to 6.5% in July 20112. Once anti-inflationary measures came into effect, combined with the economic weakness in Europe and the US, investors swung to the other extreme of fear of an imminent slowdown in emerging markets. In other words, the sentiment shifted from “too hot” to “too cold” in the course of a few months. The belief in the “new world miracle” was replaced by concerns of a “hard landing”. As a result, emerging market valuations have declined and become attractive. Since their prior peak in 2007, price-to-earnings multiples have more than halved for Chinese and Indian market indices.

It is our view that these fears are of a temporary and cyclical nature, and therefore at the end of the Reporting Period, we remained overweight our two preferred emerging markets, China and India. Our conviction in the structural long-term story of these two large markets is predicated on the vast opportunities for growth in

 2 Source: Bloomberg.

10	Artio Global Funds ï 2011 Annual Report

consumption (as a result of their growing middle class), and in Indian infrastructure spending where there is a significant need for fixed asset investment. While we believe there are potential investment opportunities in select commodity-rich developing nations such as Brazil and South Africa, the Funds are currently underweight these regions as we fear a potential slowdown in fixed asset investments globally will adversely impact these regions.

Exhibit 5
Comparison Statistics—India, China and US

	India	China	US
GDP per capita (USD, current prices)
2000	$465	$946	$35,252
2005	$729	$1,726	$42,629
2010	$1,371	$4,382	$46,860
Urbanization (urban population as % of total)
2000	28%	36%	79%
2005	29%	43%	81%
2010	30%	47%	82%
Private Consumption per capita (USD, current prices)
2000	$299	$437	$31,957
2005	$441	$678	$38,709
2010	$835	$1,469	$42,888
Passenger Cars per 1000 people
2000	6	7	474
2005	9	16	462
2010	15	43	447
Consumer Healthcare Expenditure per capita (USD, current prices)
2000	$14	$27	$3,932
2005	$22	$45	$5,418
2010	$40	$102	$6,571

Source: CLSA Securities, Euromonitor

Exhibit 5 outlines what we view as the huge potential for China and India should they continue their progress towards closing the gap with the developed world. Clearly this ride is not always going to be a smooth one. In the case of China, the current concern is that the authorities have created too much liquidity in the system which got re-injected back into the economy primarily through fixed asset investment (“FAI”) and real estate development. From 2008 through 2010, FAI grew

Artio Global Funds ï 2011 Annual Report	11

from a little over 30% of GDP to more than 45%3. Similarly, residential property sales almost doubled during 20104, leading to plenty of anecdotal evidence of real estate speculation and unoccupied apartments.

Some China observers have likened these developments to what transpired in the US during the property bubble of 2003-2007. Our view, however, is that given the long-term urbanization trend ongoing in China along with much more limited use of leverage by real estate buyers and the vast reserves and other resources available to the Chinese government, the impact of potential excess supply of properties in the market will be contained over the longer term. Furthermore, officials have already started to reign in prices and their policies are having effect. This is a recent quote from Chinese Premier Wen Jiabao: “... there won’t be the slightest wavering in property-tightening measures...we aim to lead the housing price back to a reasonable level and promote a healthy development of the real estate industry at the same time.”

FAI at 45% of GDP is relatively high and most likely unsustainable. The Chinese authorities clearly understand that they need to achieve a better balance in the economy by de-emphasizing FAI and further stimulating internal consumption. The government’s target is to bring consumption to 50% of GDP over the next decade and therefore, on a relative basis, FAI should subside to 35% of GDP, a number in line with other industrialized Asian economies. Authorities have undertaken a series of steps to stimulate domestic consumption at the expense of further FAI—raising minimum wages, introducing social housing, launching universal coverage—all targeted at raising standards of living and providing a “social safety net” thus decreasing the need for high personal savings. Given their resources and commitment to this goal we believe that rebalancing the domestic economy will be ultimately feasible albeit difficult and challenging along the way. That is why the majority of our Chinese investments are targeted towards the rise in domestic consumption.

Our investment case in India centers primarily on infrastructure investments. One of the main issues concerning those investing in the country has been the chronically high inflation and lack of adequate infrastructure—a bottleneck which raises the cost of doing business. Steps taken toward ameliorating these issues will go a long way toward providing investor comfort. In this area, India significantly lags China and the need to upgrade its urban infrastructure is acute. Government projections argue

 3 Source: Principal Global Indicators.
 4 Source: National Bureau of Statistics, CEIC Data, CLSA Securities.

12	Artio Global Funds ï 2011 Annual Report

that India ought to spend about $950 billion5 over the next 20 years on services including power, water and sewers. According to the 2011 census, the number of Indians living in urban areas has increased to 400 million, or about 31% of the population. The country now has 50 cities with more than 1 million people up from 35 a decade ago.

All of this presents significant business opportunities which is why our main investment focus in India is on companies that we feel will facilitate the infrastructure build-out. Clearly this is a process that will have its own challenges. India, unlike China, still runs a trade deficit, i.e., it needs external funding for the consumption of its goods and services. Therefore the country will take more time and need creative financing sources, such as public-private partnerships, a more efficient approval process and less bureaucracy and corruption in order to move its infrastructure development forward.

The Funds’ Fiscal Year-End Positioning and the 2011 Scorecard

The prior two sections outlined our macroeconomic views which provide the basis for the Funds’ portfolio positioning. At the end of the Reporting Period, we were overweight China, in particular consumer-focused companies, and India, where we owned selected companies facilitating infrastructure development. Among the other emerging markets, we have maintained our overweight in Russia (though reduced), due to the very attractive valuations of the country’s stock market and the secular growth prospects of it’s banking sector and select consumer-related companies. Within the International Funds, we were underweight all developed world regions. Within the Global Equity Fund, we were underweight most regions in the developed world with the exception of the United States, which, as outlined earlier, appears better positioned to withstand near-term economic headwinds. As discussed earlier, one of our larger concerns related to investing in the United States is the magnitude of corporate profit margins’ increase over the last decade and whose potential reversal we are mindful of and watching closely.

In terms of sectors, we maintained our overweight in consumer discretionary stocks in the Funds, primarily those that have significant exposure to the emerging market consumer. Furthermore, in the Global Equity Fund, we continued to be overweight the technology sector, in particular equities geared to the growth of mobile communications (smartphones, tablets, mobile payments) as well as cloud computing and data storage/management. Within the International Funds we maintained an overweight to the airport industry. Given our view that economies in the developed world will continue to operate at below-trend levels, we increased

 5 Source: Financial Times, November 8, 2011.

Artio Global Funds ï 2011 Annual Report	13

holdings in some defensive sectors such as consumer staples, pharmaceuticals, telecommunications, and utilities by selecting companies we felt had global footprints, attractive valuations, reasonable growth expectations and relatively high dividends. We also increased the allocation to other companies we believe have high, sustainable dividend yields, strong free cashflow, solid returns on invested capital and larger market capitalization. Companies with such characteristics tend to fare better during times of limited visibility. Lastly, we held higher than usual levels of cash in all three Funds and have maintained a position in precious metals-related securities.

Select Investment Themes

Our investment selection employs both a top down and a bottom-up approach. Our macro-economic analysis helps us identify themes that have the potential for long-term structural tailwinds, while our fundamental research focuses our attention on the individual stocks that can benefit from such tailwinds and have a sustainable competitive advantage, i.e., “moat”, as well as attractive valuation, that should lead to operational and financial outperformance. We augment our investment selection work with additional technical analysis which helps us gauge the prevalent investor sentiment. The following sections outline some of the investment ideas and preferred sectors at the end of the Reporting Period.

Online Advertising—Monetizing Clicks and Eyeballs

Advertising is an important part of corporate spending as it helps a company reaffirm and grow its brand and maintain loyalty among its customers. Overall advertising spending as a percentage of GDP amounts to 1% in the US and 0.75% globally and its growth prospects are closely tied to those of the economy6. Advertisers usually target their pool of existing and potential customers in places where they are most likely to congregate i.e., in front of the TV, radio, print media, outdoors, and increasingly, online. The more people’s attention an advertiser can capture for an extended period of time, the more likely it is to generate potential revenues from this customer base. In today’s digital world, the vast majority of the population spends a good portion of its time in front of a computer, a tablet or a mobile smartphone and this trend is continuing. According to industry data, the number of unique Internet visitors worldwide has increased from roughly 800 million to1.3 billion over the last four years or a compound annual growth rate (CAGR) of approximately 12%. Similarly, the number of minutes spent online globally has increased from 1.3 trillion to 1.9 trillion over the same period, a CAGR of 10%. Yet, online advertising is a relatively small portion of total advertising. According to the Direct Marketing Association, only 16% of direct marketing dollars are spent online vs. 33% of

 6 Source: Zenith Optimedia, CSFB.

14	Artio Global Funds ï 2011 Annual Report

consumer time spent online. This discrepancy should provide the opportunity to experience accelerated growth as ad dollars and time spent online converge. Therefore we believe that the anticipated upcoming online advertising expansion will provide tailwind support to the corporate leaders in the sector.

One of the preeminent online advertising players globally is Google, a current holding within the Global Equity Fund. Google dominates the Internet search industry, the most profitable segment of online advertising, with a global market share of 60% in a field where no other competitor has greater than a 10% share7. We feel it has an attractive valuation, strong balance sheet, multiple avenues for growth and a visionary management team with a large equity stake in the business. While Google is a world leader in online search, it has limited presence in China after it was forced to exit in early 2010 due to censorship skirmishes with the government. This created an opportunity for the local Internet search champion, Baidu, to consolidate its industry leadership in the country. The market backdrop is more favorable for Baidu than Google, as it operates in a faster-growing region. It is our expectation that the size of the Chinese advertising market will exceed that of the United States and non-traditional formats like online advertising are likely to be the winners. The Funds held a position in Baidu at the end of the Reporting Period.

Luxury Products—The Symbol of Higher Status

The policy uncertainty that has prevailed over the course of the Reporting Period has shaken consumer confidence. Nevertheless, certain parts of the consumer discretionary sector have not only held up well globally but also grown respectably over the last twelve months, namely luxury goods. Rapidly rising incomes in the BRIC countries (Brazil, Russia, India and China) combined with pent-up demand have been significant contributors to this phenomenon. Overall, the sector has grown at nearly twice the rate of global GDP and therefore, we view it as a good proxy for emerging markets driven global growth.

Our attraction to the luxury products segment is driven by the long-term strength and sustainability of its business model. Manufacturers of high-end branded fashion and leather goods, jewelry and watches, perfumes and cosmetics as well as cars have mastered the art of creating “scarcity and an exclusivity aura” around their products. They have achieved this through tightly controlling the creation and distribution aspects of their operations and dedicating significant resources to building and expanding the value of their brands. The pent-up demand is driven by a desire for craftsmanship and heritage in the West. The aspiration for higher social status in the East has contributed to the “scarcity” factor. Combined, these have resulted in

 7 Source: Morningstar.

Artio Global Funds ï 2011 Annual Report	15

superior pricing power as evidenced in the companies’ sustainable and relatively high margins. In addition to relative operational stability, this sector has demonstrated its ability to grow. It has managed to continue to increase revenues through leveraging brands across different categories and expanding into new territories.

In addition to these long-term characteristics, we believe that the luxury sector could be at an inflection point. The main driver behind this change is the rise of the new middle class consumer in emerging markets, particularly China. According to research reports, China alone will represent about 30% of the middle class growth over the next 15 years, compared to 4% in the prior 15 years, resulting in 187 million incremental consumers. Chinese consumers have demonstrated a strong affinity for luxury products. Average spending on high-end products in China has already exceeded that in Japan and Europe despite lower median incomes. We believe this phenomenon provides further long-term support to this sector and its leaders. The Funds own a number of different industry participants, all leaders in their respective categories. Selected names include, LVMH, PPR, Ralph Lauren*, Coach*, Swatch, Burberry as well as some luxury car manufacturers, such as Volkswagen, BMW and Daimler (*held in the Global Equity Fund only).

Diabetes—The Adverse Consequences of Richer Diets

The rise in incomes in emerging markets has helped increase the standard of living as evidenced by modern housing, better food and branded fashion. However, one of the adverse consequences of better, richer diets is the growth in obesity cases. Higher obesity is often correlated to higher incidence of diabetes. Diabetes cases have been on the rise in the BRIC countries and are projected to continue their trajectory upward.

While the prevalence of obesity and diabetes is accelerating in emerging markets, the diagnosis and treatment is lagging. Furthermore, due to lack of “best in class” pharmaceuticals, few of those being diagnosed and treated are achieving the targeted results.

However, as healthcare spending per capita continues to increase and more and more people get diagnosed and treated with the most efficacious medicines, this gap should start to close versus the developed world. We feel this creates enormous opportunities for the leaders in diabetes treatment to capitalize on this growth. We also believe that Novo Nordisk, one of the Funds’ core healthcare holdings, is uniquely positioned to take advantage of this opportunity. It has a leading market share in a consolidated industry. We view the company as not only an innovation leader but it also boasts some of the lowest manufacturing costs which provide it with a strong competitive advantage. It has made strong inroads already in emerging

16	Artio Global Funds ï 2011 Annual Report

markets and has a number of promising products in development coming through the middle of the decade which should support its long-term growth prospects.

Conclusion

Policy uncertainty emanating from all parts of the world created significant market volatility for the majority of the Reporting Period. Correlations among asset classes rose, macroeconomic news drove investment sentiment and bottom-up fundamental analysis appeared to take a back seat in this bumpy ride. We believe that a resolution of the European sovereign debt crisis will go a long way toward calming investors and bringing back into focus sensible, long-term investments. Our commitment is to monitor, analyze and act upon these developments as they play their course and adhere to our investment process and philosophy. We will continue to look for attractive global market opportunities to create value for our shareholders.

Rudolph-Riad Younes, CFA Co-Portfolio Manager Artio International Equity Fund Artio International Equity Fund II Artio Global Equity Fund Inc.

Dimitre Genov Co-Portfolio Manager Artio Global Equity Fund Inc.

Past performance does not guarantee future results.

Investing internationally involves additional risks such as currency fluctuations, currency devaluations, price volatility, social and economic instability, differing securities regulation and accounting standards, limited publicly available information, changes in taxation, periods of illiquidity and other factors. These risks are greater in the emerging markets. Stocks of mid-capitalization companies are slightly less volatile than those of small-capitalization companies but both still involve substantial risk and they will be subject to more abrupt or erratic movements than large-

Artio Global Funds ï 2011 Annual Report	17

capitalization companies. In order to achieve their investment goals and objectives, the Funds may invest in derivatives such as futures, options, and swaps to a very substantial event. Derivatives involve special risks including correlation, counterparty, liquidity, operational, accounting and tax risks. These risks, in certain cases, may be greater than the risks presented by more traditional investments and are fully disclosed in the prospectus. As of 10/31/11, the Artio International Equity Fund and the Artio International Equity Fund II invested approximately 3.39% and 3.55%, respectively, of their net assets in derivatives (excludes forward foreign exchange contracts). As of the same date, the Artio Global Equity Fund invested approximately 0.00% of its net assets in derivatives (excludes forward foreign exchange contracts).

The views expressed solely reflect those of Artio Global Management LLC (“Artio Global”) and the managers of the Funds, and do not necessarily reflect the views of any affiliated companies. The material contains forward-looking statements regarding the intent, beliefs, or current expectations. Readers are cautioned that such forward-looking statements are not a guarantee of future performance, involve risks and uncertainties, and actual results may differ materially from those statements as a result of various factors. The views expressed are subject to change based on market and other conditions. Furthermore, the opinions expressed do not constitute investment advice or recommendation by the managers, Artio Global, the Funds, or any affiliated company.

The Morgan Stanley Capital International (MSCI) All Country World Index (ex-US) (MSCI ACWI (ex-US)) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets excluding the US.

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) is a free float adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets.

It is not possible to invest directly in an index.

Price to earnings is defined as price divided by earnings per share.

Price to book is defined as price divided by book value.

Correlation is a relationship between two variables.

Please see the Schedule of Investments in this report for complete Fund holdings. Fund holdings and/or sector weightings are subject to change at any time and are not recommendations to buy or sell any security mentioned.

Current and future portfolio holdings are subject to risk.

18	Artio Global Funds ï 2011 Annual Report

MANAGEMENT’S COMMENTARY

Artio Total Return Bond Fund
2011 Annual Report

The twelve months ending October 31, 2011 (the “Reporting Period”) was a decent year for our shareholders. The Artio Total Return Bond Fund (the Fund) Class A Shares returned 5.49%, outperforming its benchmark, the Barclays Capital US Aggregate Bond Index (the Index), which returned 5.00%. The Fund also had a positive year versus its competitors. Within Morningstar’s Intermediate-Term Bond Category, the Fund finished the one year period in the 9th percentile (as of October 31, 2011, Class A Shares ranked 107 out of 1,170 funds based on total returns). The Fund was in the top quartile for 5-year and 10-year periods (as of the same date, Class A Shares ranked 199 out of 857 and 28 out of 575 funds respectively based on total returns).

The outperformance of the Fund versus the Index can be explained by both our ‘core’ holdings in the US and our ‘plus’ positioning overseas. We were able to use our asset allocation-driven approach to side-step major pitfalls witnessed across markets amid a highly volatile and news-driven backdrop.

Interest rates in the US were volatile, especially at the long end of the yield curve. During the Reporting Period, the benchmark US Treasury 10-year note had a yield as high as 3.74% and as low as 1.72%. During the same time, rates dropped across the yield curve, but most notably at the long end resulting from the US Federal Reserve’s (the Fed) decision to hold the overnight lending rate close to zero percent throughout the year. The Fund had a consistent underweight versus the Index in US Treasuries for the twelve months. That position worked to our advantage for the first three quarters of the year as interest rates rose. Interest rates dropped significantly toward the end of July, as concerns over the European sovereign debt crisis and worries over the health of the global recovery weighed heavily on investors’ minds, leading to a preference for the relative safety of US Treasury securities. Although the Fund reduced its risk positions in the middle of July, in hindsight we should have moved our asset weighting in Treasuries up more substantially than we did.

US Strategy

The US market represents the majority of the Fund’s composition. During the Reporting Period, US corporate bonds returned approximately 6% (closely tracking the return of Treasuries) and had a positive impact on results. However, performance across sectors was quite divergent. While industrials achieved an excess return of 0.4% versus US Treasuries, financials lost nearly 2%. The bulk of the underperformance within the financial sector occurred in the months of August and

Artio Global Funds ï 2011 Annual Report	19

September with a negative excess return of 7%, driven mainly by the intensifying European sovereign crisis. The Fund significantly reduced exposure to banks in July, which proved to be a fortuitous move.

Within the US mortgage backed securities (MBS) market, the Fund had a substantial underweight in the Agency MBS sector versus the Index throughout the Reporting Period. In 2011, the housing market continued to be a drag on the US economy. The 2008 housing collapse has experienced a long hangover, as the grinding process of right-sizing the nation’s housing debt has made anemic progress. The S&P/Case-Shiller Home Price Index has continued to decline, with August’s reading coming in at -3.5% over the prior 12 months. Unsurprisingly, given housing’s inability to find a bottom, borrowers continue to fall delinquent in their payments at record-breaking numbers. According to the Mortgage Banker’s Association data as of September 2011, the rate of seriously delinquent mortgages rose to 9.64%, up 265 basis points (bps) from September 2010. The foreclosure moratorium declared in late 2010 as fallout from the ‘robo-signing’ scandal, which revealed serious deficiencies in the paperwork of many mortgage services, was lifted in 2011 in most states. Foreclosures therefore have continued to climb, to 4.47% of currently existing mortgages, a 150 bps increase over the past twelve months to September. As a result, the month’s supply of available housing has risen to over nine months, after coming down below eight months in January 2011.

The government’s attempt to expand its signature program has fallen short. The Home Affordable Refinance Program (HARP) has only reached about 10% of the originally estimated five million homeowners who would be able to lower their loan rate, even if they had a high loan-to-value (LTV). In order to drive up the number of homeowners who can access lower rates through HARP, the initial 125% LTV cap was abolished in October 2011, theoretically allowing all eligible borrowers access to this program no matter how underwater they are. We remain skeptical that this initiative will stall delinquencies and foreclosures as many borrowers will conclude it makes little sense to finance such a deeply underwater asset, no matter how low the interest rate, and unemployment levels are still too high to exert upward pressure on the market. Despite the benign prepayment environment caused by this ineffectual policy response, government guaranteed residential MBS (RMBS) saw negative excess returns this year, as their value was eroded by interest rate volatility caused by macroeconomic uncertainty. We have used this year’s weakening within this area of the market as an opportunity to reduce our underweight to agency RMBS. Also, despite the further deterioration in housing and mortgage credit, we still find value in non-government guaranteed mortgage securities, since the observed rate of housing market deterioration remains within our forecast.

Commercial real estate fared better in 2011, with a resurgence of commercial MBS (CMBS) issuance and a bottoming of commercial real estate prices. The CMBS

20	Artio Global Funds ï 2011 Annual Report

market, after lying dormant in 2009 and seeing only about $12 billion in issuance in 2010, has more than doubled that number year-to-date with about $25 billion of issuance through October. Pricing seems to have recovered as well, with the Moody’s/REAL Commercial Property Price Index (CPPI) sitting 15.3% higher than the post-crisis low reached in April 2011. This is driven mostly by the slowing of distressed sales. Given that, we do not expect large price increases throughout 2012. It is important to note, however, that the commercial real estate market has moved much more quickly than the residential market in clearing the backlog of distressed properties and putting the market on a sounder footing for recovery.

Overseas Strategy

Turning to the Fund’s positioning overseas, which we view as the ‘plus’ component of our strategy, we avoided most of the world’s major economies throughout the year. We continue to believe that Japan is a market to be largely avoided and for the foreseeable future, any position there will be tactical in nature. During the fiscal year, our positioning in developed European government bonds was zero as the region’s unfolding crisis continued. The Fund did hold substantial positions in Australia and Canada as we feel these countries are in much better fiscal shape than Europe, Japan and the US. These two markets have good liquidity, allowing us to adhere to a long-term, strategic view and trade our position size tactically in an effort to take advantage of favorable market conditions.

The Reporting Period was marked by a series of exogenous headwinds in emerging markets. At the top of the list, not surprisingly, were mounting concerns over the adverse developments in the euro zone. Not only have economic risks come to the surface (structural issues and a cyclical downturn), but the cacophony of political voices have unveiled heightened political risks within the region. This has forced market participants to prepare for a binary outcome scenario which works against the animal spirits of the markets. Under these conditions, emerging market fixed income and foreign exchange markets underperformed US high grade fixed income which was sought out as a shelter amid these volatile times. Despite these headwinds, emerging market exposure contributed positively to the performance of the Fund given more tactical positioning throughout the fiscal year.

The European Sovereign Debt Crisis

Given the major impact the continuing European sovereign debt crisis has had on global markets including the US, it is important to discuss the relevant factors with respect to this important area of the world. The crisis started after Greece’s 2009 elections, when the incoming government massively revised deficit estimates from 6% to what we now know to have been 15.7%. In the two years since, the crisis has steadily escalated and broadened. To illustrate the complexity and depth of the

Artio Global Funds ï 2011 Annual Report	21

problem, it is worth discussing the ‘latest’ solution which the 17 euro area (EA) countries spent months working on. Though this solution was presented in late October 2011, as of this writing in mid-November, it is already being viewed as a failure.

There were three main goals that the EA leadership hoped to accomplish:

1.	Restructure Greece’s debt so that the country is on a long-term track to debt sustainability;

2.	Have the European banking system raise enough capital to meet more rigorous standards imposed by regulators;

3.	Set up a firewall between Greece and the peripheral European countries to prevent the sovereign debt crisis from spreading.

Getting Greece’s sovereign debt level down to something more sustainable will need more than what has already been proposed. The plan is for the private sector to ‘voluntarily’ take a 50% haircut on the face value of their bonds. The EA hopes that most of this investment group will participate and use its power of persuasion to reach as high a percentage of participation as possible. This persuasion will be most effective on banks and insurance companies because of their regulatory environment. It will be less so on hedge funds and other asset managers. The EA wants this to be a voluntary restructuring so that it does not trigger a credit default swap (CDS) event.

Our concern is that even with a high participation rate and no CDS trigger taking place, the assumptions being made are very, very optimistic on bringing down the Greek debt burden. To assume that Greece will have a primary surplus of 4.5% strikes us as overly positive. For meaningful debt relief to take place, more than just the private sector must take a haircut. There is too much debt held in public sector hands such as pension funds, the European Central Bank (ECB), foreign governments and the International Monetary Fund (IMF). We believe the Greeks will need to lower government spending and increase revenue collection by more than has been done so far to have a meaningful chance of reaching debt sustainability.

For the European banking system to reach its goal of raising €106 billion to get its Tier 1 capital level to 9% by mid-2012 is easier said than done. The European Banking Authority (EBA) suggests that banks first try to reach this goal by themselves. If they can not successfully do that, they should approach their national governments for a capital injection. If the sovereign can not afford to make the capital injection, then the bank should approach the European Financial Stability Facility (EFSF) for help. The difficulty here is that the management of most banks does not want to dilute the value of their current shareholders. They would prefer to increase their Tier 1 levels by cutting dividends and increasing retained earnings

22	Artio Global Funds ï 2011 Annual Report

(mainly through job reductions and compensation cuts). This is not expected to be enough. The banks will likely increase their ratio by selling non-Tier 1 assets and reducing lending. Timing is the problem with asset sales. When one bank is trying to reduce assets, it is not a problem for the market. If most banks are trying to sell at the same time, though, that poses a dilemma as buyers will wait and prices will drop. A reduction in bank lending is not the method that the EA authorities envisioned when they introduced this part of the plan. The European economy is more based on bank lending than the market-based US economy. We believe that the reduction in European lending to reach this €106 billion increase in Tier 1 capital will be devastating for the EA economy. Yet, this seems to be the likely route that each individual bank will take to reach their regulator mandated goals.

The third goal is to prevent the sovereign debt crisis from spreading from countries that have already lost funding at sustainable levels from the market (Greece, Ireland and Portugal) to Spain, Italy and beyond. The hope was for the effective size of the EFSF to be expanded so that the market would be confident that a country would be able to continue to get funding in a consistent manner and at a reasonable rate. With this heightened degree of confidence, the story goes that markets would be willing to buy this county’s debt at reasonably low rates as well. Market expectations are that at least €1 trillion must be available to stop the threat of contagion from taking place. The EA’s plan to produce this money is by leveraging the $440 billion EFSF in two different ways. The first would be an insurance scheme where the EFSF would guarantee to pay the first loss on a country’s bonds if it should default. The rationale is that an investor who is willing to buy county X’s bonds at 5% should be willing to buy X’s bonds at a lower, less economically damaging yield if the first, say 20%, of losses in the event of default would be paid by the EFSF. The second way to lever this pool of money would be to use a special purpose investment vehicle (SPIV) to attract private investors who would add their money into a structure with the EFSF’s own funds.

There are several difficulties with this plan. The first is that the EFSF has never been funded. The plan was for all EA governments to commit to giving the agreed percentage of funds to the EFSF as the need arose. Ireland and Portugal have tapped the EFSF already and have been receiving regularly scheduled cash infusions at low interest rates. Of the €440 billion that was generally believed to be available for bailout, about half is still available if one assumes that the scheduled payments to these two countries continue for the initially planned full three year period. These scheduled payments have not been sent to the EFSF, however. The insurance leverage scheme, in our view the more credible of the two, has the challenge of trying to get sovereign debt holders to allow for more risk. In most sovereign debt restructurings, a haircut of 50% or more is the norm. Otherwise, why would a country bother to go through the pain and stigma of what is, in effect, a bankruptcy?

Artio Global Funds ï 2011 Annual Report	23

Yet the insurance plan is only effective if the EFSF can keep the guaranteed payout percentage low. If a country enters the EFSF insurance plan, investors are going to be worried about getting paid back. Investors in developed market sovereign bonds are generally not known to be the most risk tolerant. Their primary focus is the return of principle, rather than their return on principle. A country trying to use this insurance scheme will need to pay a higher rate than they would if they borrowed from the EFSF directly. That rate, which would still be set by the market, would probably be too high for the country to have a chance to reach a sustainable debt level.

The other plan to lever the EFSF is the Special Purpose Investment Vehicle. The details of how the SPIV will work have been sparse. We surmise that the idea is to attract money from outside Europe to help fund the governments who are at risk of losing market access. These investors would put their money into the SPIV along with funds from the EFSF. The EFSF would hold the riskier, first-loss tranche of the SPIV. The funds of the EFSF would be considered junior to these non-European investor’s positions within the SPIV. If a sovereign government defaults, the junior piece, held by the EFSF, would lose value first. Only when that junior piece goes to zero would the more senior tranches in the structure begin to take losses. We see several problems with the implementation of the SPIV. One is that the EFSF will actually need to inject funds into the vehicle. That means parliamentary approval will be needed from the 17 euro area countries. That will undoubtedly take time. Another is the lack of diversification that would be inherent in stressed sovereign debt of European countries. If one is under stress, most likely other countries will be as well. The fiscally sound European governments funding into the most junior part of this SPIV will put these country’s rating at risk for a downgrade. There is also a political risk to the various governments of Europe as the populace realizes that this structure is very similar to the CDO (collateralized debt obligation) structured bonds that helped blow up the financial system in 2008. The ‘man on the street’ would not be happy to hear that their taxes are being used in the highest risk tranche of an investment that caused so much destruction a few years back.

The reason we went into such detail on this plan and why we do not think it will work is to emphasize to investors the magnitude of the problem that Europe (and the world) faces. The governments of the EA put a great deal of time and political capital to come up with this scheme that will most likely come apart at the seams much more quickly than they would have thought possible. We do not expect the market to ‘buy into’ this plan over the next few months. There is no easy way for this sovereign debt crisis to be resolved. There are no magic bullets!

24	Artio Global Funds ï 2011 Annual Report

Potential Solutions to the Debt Crisis

We feel the resolution of the European sovereign debt crisis will take years. When it actually gets resolved depends as much on the final method of resolution as it does the speed with which the EA leadership makes their decisions. The idea that all of the countries of the EA will change their cultural and economic differences in line with Germany is unrealistic. Full fiscal union, with verifiable compliance, over the next decade is a pipe dream. Below we present a few options/scenarios that are being discussed by the investment community.

1.	Greece leaves the euro. Whether the Greeks decide to leave on their own or are encouraged to leave is immaterial. What is important is that the transition is orderly. A disorderly exit would most likely cause social unrest on a massive scale and a likely breakdown of democracy in the country. A planned exit with IMF funding in place would allow the Greeks to restructure their debt burden substantially and reintroduce the drachma. This would be very important in allowing Greece to become globally competitive again. Greece would also see a boom in its biggest industry—tourism. The downside to this plan is that most individuals and companies will not be able to change their debt payments to drachma. As the currency depreciates it would become increasingly difficult for debt payments to be made. Most companies would be forced into bankruptcy. The whole economy, not just the government would be forced to restructure over a very short period of time. The EA would also face risks in this scenario. If the transition went smoothly and the overall pain to the country was manageable, other peripheral counties would also look to take that step. Investors in sovereign debt would recognize this risk and refuse to buy the debt of any county suspected of following suit. This would put even more strain on these already weak countries’ finances. This domino effect combined with the potentially devastating social unrest makes this an unattractive option.

2.	Another option that has been bandied about is for Germany to start writing checks. When the Greek debt problem first began to make headlines there were many people throughout the investment community who believed that there was no way that Greece would not pay back all of its debt on time and in full. The reasoning was that Germany would just not let it happen. The problem with that shortsighted outlook was that the Greeks had no incentive to change their behavior and other countries would quickly get in line behind Greece if the Germans started funding Greek debt. The German government has been emphatic that they will not put in more funds for an EA bailout. Besides, Germany does not have the resources to fund themselves and peripheral Europe for any period of time. This option must be discarded.

Artio Global Funds ï 2011 Annual Report	25

3.	Germany and the rest of the core European countries leaving the European Union has also been discussed. These countries could start their own union and issue a new currency that would almost certainly appreciate versus the euro. The core countries’ debt burdens would be decreased as they would owe their payments in euro, a much cheaper currency. The countries that did not leave would see a much needed boost to global competitiveness as their currency depreciated. Yet their debt burdens would not become worse as they would continue to use the euro. These countries would also continue to have the ECB as their central bank, which would retain some credibility. The downside for the core countries is that they would face a rapid currency revaluation. Their global competitiveness would go down in this scenario and their export sector would struggle. Another downside, especially for Germany, is that global opinion will blame them for the European Union’s breakup.

4.	Having the ECB ‘push the button’ is another option. The button, of course, is to start the printing press. This is against the ECB’s original thinking, but if the will is there, changes could be made. Many members of the ECB, especially Germany, are very much against this option. The beauty of turning on the printing press is that the ECB would in effect have just started a perpetual quantitative easing (QE) — which may sound familiar. This would be expected to drive down the value of the euro, making the peripheral countries more competitive globally. It would also almost certainly lead to inflation, which is a hidden way of relieving a country’s debt burden. The main reason to do this, though, would be for the ECB to use these newly printed euros to buy the debt of countries that are no longer able to fund themselves in the market place. If investors believed the ECB would, in effect, guarantee that these countries will make timely debt payments, rates would drop to levels where these countries would be able to get sustainable financing from the market, perhaps with little or no actual debt purchases by the ECB.

There are downsides to this plan. As mentioned before, inflation would eventually become a problem. The credibility of the ECB would be tarnished, especially after being so stridently opposed to this very move for so long. The core countries’ rates would most likely increase as the value of their currency drops. The chance for global tension would increase dramatically as countries would strive to protect their export industries by preventing their own currencies from appreciating. The US Federal Reserve would most likely engage in another round of quantitative easing. Other countries would use capital controls or outright protectionism. The biggest risk, though, is the moral hazard one. Peripheral countries in the EA that are going through a painful austerity program would have less incentive to continue to do so as this ‘free’ money becomes available. Once the ECB starts down this path, they may not be able to stop. If

26	Artio Global Funds ï 2011 Annual Report

investors stop buying or sell whenever the ECB is not ‘on the bid’, this would pose a huge problem for the bank. They would be forced to keep buying more and more and printing more and more to pay for this. If the ECB enters into this program, the crux of the problem is how to ensure countries (really politicians!) will stay on the straight and narrow with easy money available.

Of these four different options, we feel the most likely one is the ECB stepping up to become the lender of last resort for the entire euro community. This may not be the best choice in the long run but it is the easiest for politicians to make since it is the method with the least up-front pain. We suspect that the ECB would ‘contract out’ the IMF or some other authority to supply financial expertise. It could then rely on, and hide behind, this expert opinion in case a country began to backslide on its austerity program. If a country began to deviate from the program the ECB could threaten to cut off support which would cause yields to skyrocket and the politicians would be forced to back down. That is the hope anyway.

The US—Challenges and Opportunities

With all the attention that has been paid to Europe, there are still very important things going on in the good old US. The country’s fiscal deficit and debt are grave concerns and our politician’s difficulty in dealing with this issue needs to be thought out before a logical long-term investment game plan can be implemented.

Coming soon will be the recommendation of the so called ‘Super Committee’. This group is charged with forming a meaningful deficit reduction plan. The Committee needs to produce a plan to reduce the budget deficit over the next 10 years by $1.4 trillion or automatic spending cuts of $1.2 trillion are triggered in 2013.

The market is concerned about this event for several reasons. With the US economy growing at a slow rate, will this austerity plan tip the economy into another recession? Will the plan actually have enough actual spending cuts and revenue increases to make a difference to the US government’s debt trajectory? Will the plan be backloaded, with spending cuts and revenue increases only taking place in the last few years of the 10-year plan? The markets’ concern is that this committee will be no more able to get things done than the Congress and Administration were over the summer. This is a legitimate concern as Democrats and Republicans look like the Dr. Seuss characters the “Zax” who comes face-to-face in the Prairie of Prax. The North-going Zax will only go north, the South-going Zax, south. When the two meet, neither one is willing to step aside or compromise in the least. So they just stand there as the world moves on, with a city eventually growing around them and a bridge built over them. While this is going on, the two Zax just continue to stand there, not moving. Usually the markets would be sanguine with a government that can get little done as it removes political risk. In this age of the sovereign debt crisis,

Artio Global Funds ï 2011 Annual Report	27

however, it is better to have a government that can formulate a plan to prevent Europe’s problems from coming to our shores. It is all about confidence. If the market has confidence that the US government is able to make credible and meaningful fiscal decisions, the chances of an uncontrolled spike in real rates is greatly diminished. Other benefits would include the US dollar remaining the undisputed reserve currency of the world and the US government’s global leadership being bolstered.

The potential actions of the US Federal Reserve also need to be discussed. Our thinking is that third round of quantitative easing (QE3) will face a higher hurdle to implement than the first two. We have three main reasons for this belief.

1.	Several members of the Federal Open Market Committee are against it. It is difficult to conceive of them changing their minds barring a very dramatic economic slowdown.

2.	Several members of the Republican Party have been vocal in their comments that quantitative easing is ineffective and dangerous. If the Fed continues to use quantitative easing without a significant slowing of the economy, combined with a possible change of government in January 2013, they could be risking the institution’s independence. We do not see them gambling on that outcome without at least considering the possible risk.

3.	The economic numbers coming out of the US have been better.

This does not mean that the Fed will not venture into another round of easing. There is just a higher threshold to cross than what some members wish was the case. We put the odds of a third quantitative easing taking place in the next 12 months as about 1-in-3. One of the biggest variables in this bet is whether the situation in Europe deteriorates further or gets better.

The coming year is expected to be a very volatile one. Whether there is some kind of government leadership in the European debt situation will be a major factor in financial market performance. Our expectation is that markets will continue to drive the debt crisis farther and deeper until the EA leadership is forced to make a decision. If the decision is for the ECB to ‘press the button’, we expect financial markets will rally substantially. If the decision is a breakup of the euro zone, the higher risk parts of the financial markets will probably move substantially lower.

With financial market returns so dependent on political events, we anticipate that our positioning will be more tactical than thematic for the foreseeable future. Our thinking is that you can not hedge for changes in government direction. Our strategy will be to monitor market positioning, with the plan of taking advantage of extremes where the investment community is massively loaded up on a market going either up or down. We will look to enter trades that will benefit as the markets’ position gets unwound.

28	Artio Global Funds ï 2011 Annual Report

Over the long-term, the Fund will most likely be underweight US debt in favor of the debt of other countries’ bonds. We continue to have concerns that US rates will move higher, especially if the federal government does not get its act together to pass some kind of credible deficit reduction package. The debt of Australia, Canada, Mexico and Brazil will most likely remain our favorite places to uncover better risk-adjusted returns over the next twelve months. The Fund will also look to use currency positioning as a quick way to increase and decrease risk.

For the coming year, unless we see a resolution to the euro zone problems (we prefer an outcome to continued uncertainty), the Fund will likely use emerging markets tactically as the levels of volatility may be far greater than what we would prefer in the context of overall risk, which is typical when markets are in the period of a great uncertainty. On a strategic, longer-term basis, we favor emerging markets as we see them offering stronger fundamental characteristics on both an absolute and relative basis versus developed markets. The main reason for our emerging market optimism is economic growth. In the IMF’s World Economic Outlook database (October 2011), they projected developed markets will grow at 1.9% and 2.4% in 2012 and 2013, respectively, versus the emerging markets growing at 6.1% and 6.5% for the same years. A comparison of the quality of growth as well as fiscal and debt dynamics between developed and emerging markets leaves us strongly favoring the latter. We expect that the increasing funding rates for a number of developed countries will lead to the cost of debt servicing having adverse pressure on fiscal dynamics. This will create a negative feedback loop that should affect developed market credit quality. We would argue that emerging markets are better placed to weather such negative headwinds and the Fund will continue to seek out opportunities moving forward.

Within US spread sectors, we think that CMBS should continue to provide value, particularly post crisis origination. This origination (frequently referred to as CMBS 2.0) has three main advantages over legacy origination. First, the properties were underwritten to much lower valuations. The Moody’s/REAL CPPI declined by 41% peak to trough, which we feel indicates that 2.0 issuance are underwritten to a fundamental, as opposed to speculative, valuation. Second, the financing of these properties has seen a big shift from debt financing to equity. In 2006 and 2007, loans were typically underwritten to as high as 75 LTV. CMBS 2.0 origination has a 60 LTV. This means that borrowers have much more of their own capital contributed to the properties and would be more reluctant to default. Finally, underwriters are demanding that properties produce larger revenue streams as a proportion of debt service payments. This means that borrowers will have more cushion to be able to keep current with payments should the economy subsequently weaken.

Going forward, we expect that merger and acquisition and stock buy-backs will continue to pose risks for corporate bondholders and our focus is to avoid issuers and

Artio Global Funds ï 2011 Annual Report	29

industries that are prone to these events. This trend is driven by “cheap” financing available to investment grade companies. As an example, many non-financial borrowers have been able to issue bonds at less than 2% coupon for a 5 year term in the current market. In addition, the lacklustre performance of equity markets has pushed management to look for opportunities to pursue shareholder-friendly activities that will enhance returns.

At the end of the Reporting Period, corporate bonds offer on average 200 bps spread over US Treasuries, which arguably is attractive given the fundamental strength of corporate balance sheets, the positive momentum in the US economy and the low level of nominal yields. In our opinion, however, the chronic inability (or unwillingness) of European politicians to solve the sovereign crisis will continue to add substantial premium to risk assets, including corporate bonds. We also expect volatility to remain high and liquidity to stay challenging given dealers’ low appetite to carry inventory. As a result, we prefer to enter the new year with an index-like position in credit, with an intention to selectively add to our exposure on weakness. Yet, a credible plan out of Europe with enough firepower to backstop financing for solvent peripheral countries will turn us very positive on corporate credit, especially bonds of financial institutions.

We look forward to providing our views to our Shareholders during the coming year and endeavor to remain vigilant to both risks and opportunities on behalf of the Fund.

Donald Quigley, CFA
Co-Portfolio Manger
Artio Total Return Bond Fund

Past performance does not guarantee future results.

Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investing internationally involves additional risks, such as currency fluctuations, social and economic instability, differing securities regulations and accounting standards, limited public information, possible changes in taxation, and periods of illiquidity. These risks are greater for emerging markets and are fully disclosed in the prospectus.

Investments in asset backed and mortgage backed securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments.

30	Artio Global Funds ï 2011 Annual Report

The views expressed solely reflect those of Artio Global Management LLC (“Artio Global”) and the managers of the Fund, and do not necessarily reflect the views of any affiliated companies. The material contains forward-looking statements regarding the intent, beliefs, or current expectations. Readers are cautioned that such forward-looking statements are not a guarantee of future performance, involve risks and uncertainties, and actual results may differ materially from those statements as a result of various factors. The views expressed are subject to change based on market and other conditions. Furthermore, the opinions expressed do not constitute investment advice or recommendation by the managers, Artio Global, the Fund, or any affiliated company.

The Barclays Capital US Aggregate Bond Index is a benchmark index composed of US securities in Treasury, Government-Related, Corporate, and Securitized sectors. It includes securities that are of investment-grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $250 million.

The S&P/Case-Shiller Home Price Index tracks the growth in value of US real estate by following the purchase price and resale value of homes that have undergone a minimum of two arm’s-length transactions.

The Moody’s/REAL Commercial Property Price Index (CPPI) is a periodic same-property round-trip investment price change index of the US commercial investment property market based on data from REAL Capital Analytics, Inc.

It is not possible to invest directly in an index or average.

Copyright 2011 Morningstar, Inc. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

Morningstar Numeric Rankings represent a fund’s total return rank relative to all funds that have the same Morningstar Category. Percentile ranking is based on the total number of funds ranked and the Morningstar total return, which includes both income and capital gains or losses and is not adjusted for sales charges or redemption fees. The highest percentile rank is 1 and the lowest is 100.

A basis point is a unit of measure equal to 1/100th of 1%.

Please see the Schedule of Investments in this report for complete Fund holdings. Fund holdings and/or sector weightings are subject to change at any time and are not recommendations to buy or sell any security mentioned.

Current and future portfolio holdings are subject to risk.

Artio Global Funds ï 2011 Annual Report	31

MANAGEMENT’S COMMENTARY

Artio Global High Income Fund
2011 Annual Report

Performance (as of 10/31/11)

	Inception				Since	Gross Exp.	Net Exp.
	Date	1 Year	3 Years[1]	5 Years[1]	Inception[1]	Ratio[2]	Ratio[2]

Class A	12/17/02	1.30	18.84	7.25	9.65	1.00	1.00	[3]
Class I	1/30/03	1.52	19.10	7.52	9.96	0.74	0.74	[3]
Benchmark[4]	N/A	3.47	23.79	8.17	A: 10.52	N/A	N/A
					I: 10.15

1.	Annualized
2.	As stated in the prospectus dated 3/1/11
3.	The Investment Adviser has contractually agreed to reimburse certain expenses of the fund through 2/29/12. The investment Adviser has also agreed to waive a portion of its management fees; this waiver may be discontinued at any time by the Fund’s board. Additional expenses are net of reductions related to fee waivers.
4.	BofA Merrill Lynch Global High Yield Constrained Index

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 800 387 6977.

Investment performance reflects fee waivers. In the absence of such waivers, total return would be reduced.

During the Artio Global High Income Fund’s fiscal year which ended October 31, 2011 (the “Reporting Period”), the global economy continued the halting attempt at recovery that began in 2009. Economic indicators gave some hope for improvement, particularly in Europe, early in the period. The markets tended to recognize these signs with a skeptical lag or, as in the early part of 2011, only when validated by good corporate earnings. Just as market expectations caught up, the underlying numbers often seemed to reverse, with particularly dramatic effect in the case of May US employment statistics announced in early June, when non-farm payrolls severely disappointed consensus expectations. This staccato process of improvement, lagging market recognition, and subsequent disappointment was amplified by three differing public policy trends around the world. In the stronger economies of the “emerged” markets, the year began with monetary tightening of various stripes. The market was particularly watchful of this process in China, where authorities have been trying to cool an overheated property market. Toward the end of the Fund’s fiscal year, this tightening process was reversed in a number of jurisdictions in response to troubling policy moves in the other two global policy focal points—the US and Europe. In the United States, the Federal Reserve Bank embarked first on “QE II” (quantitative easing II) and then, in the third quarter of 2011, “Operation Twist”. Both of these actions continued a multi-year string of unprecedented monetary stimuli. On the

32	Artio Global Funds ï 2011 Annual Report

fiscal front, US policy became increasingly directionless as a polarized leadership squabbled into the first ever US government debt downgrade. In Europe, by contrast, monetary policy tightened even as individual governments dramatically tightened fiscal belts. This effort started in the now infamous “peripheral” countries of Greece, Ireland, Portugal, and Spain, and ultimately included most of the rest of the Continent. However, this Europe-wide belt-tightening was met by growing market skepticism as the year progressed. Global investors noted a disconnect between fiscal budgeting and actual implementation as well as a need for much-delayed and more politically difficult structural reforms. The depth of the problem called for a strong, coordinated, euro-wide policy response that could address immediate needs while setting the stage for longer-term changes. To the profound dismay and even shock of the world, this call was met at every turn by flowery rhetoric, half-baked plans, and stubbornly entrenched disagreements among various European actors. As the Fund’s fiscal year drew to a close, this European sovereign debt crisis, which had been brewing for two years, was reaching a crescendo with some aptly labeling it “the financial Cuban missile crisis.”

The high yielding global credit markets mirrored the oscillations of economic fundamentals and policy shortcomings during the Fund’s fiscal year. For most of the period, yields of below investment grade bonds fluctuated between 6.5% and 7.5% (representing a credit premium to government securities of about 4.5% to 6.0%). The announcement of QE II and good first quarter earnings both propelled the market to the tight end of this range. Concerns over Irish bank restructurings in the fourth quarter of 2010, the Japanese earthquake and tsunami and Middle Eastern political turmoil in March, and May’s US employment numbers all pushed the market toward the wider end of the range. After US government debt was downgraded in August and European sovereign concerns intensified, below investment grade yields broke dramatically above the 7.5% level, peaking at almost 10% toward the end of September. This was part of a general flight to quality seen across markets. Worldwide, investors became acutely concerned over the lack of leadership in Europe. With each new disappointment, the probability of a breakup in the euro increased, with all its attendant negative implications. Even without a euro breakup, it became increasingly evident that the effects of the crisis would likely lead to negative growth in Europe next year. Although October saw some recovery in value, the high yield market ended the period yielding, on average, about 8.60%, which represented a premium over governments of about 7.30%.

For the full fiscal year, the Fund’s benchmark, the BofA Merrill Lynch Global High Yield Constrained Index returned 3.47%. The European portion of this index, which represents about 16% of the total, returned -2.88% in local currency terms (-2.44% in US dollar terms). Emerging market high yield corporates outpaced developed market corporates for much of the year, but suffered disproportionately

Artio Global Funds ï 2011 Annual Report	33

in August and September and ended the period with a total return of 3.50% — almost identical to developed market high yield. Given what we feel are the better underlying economic fundamentals in emerging markets and better credit metrics of the issuers, this was a surprising result and testament to the indiscriminant nature of the August/September selloff. Leveraged loans, another area in which we invest, returned 2.16% for the same period. As with emerging market corporate returns, this outcome was surprising given that loans are generally secured and more senior to bonds and should therefore perform better in the more difficult environment of this past year. There are several possible interpretations of this result, but we believe it is yet another indication that the markets are not being entirely rationale in the face of the unprecedented risks. By rating category, B rated securities outperformed, returning 4.15% compared to 3.40% for higher rated BB securities, and 0.40% for lower rated CCC issues.

The Artio Global High Income Fund had a difficult year in this environment. Class A Shares returned 1.30%, short of our benchmark by 2.17%. This placed us in the bottom quartile of Morningstar’s High Yield Bond peer group for the period — not a ZIP code which we would like to be associated with (as of October 31, 2011, Class A Shares ranked 529 out of 574 funds and 67 out of 423 for the one and five year periods, respectively, based on total returns). There were two broad causes of this difficult performance stretch. First, within our peer group, we are one of perhaps only a handful of managers that take a broad, global approach to the asset class. The Fund seeks to create a prudently diversified source of return from the credit markets — diversified not only across the familiar dimensions of issuer and industry, but more distinctly, by geography, by seniority in the capital structure, and by market. As a consequence, we will tend to have some non-US securities, although US securities and the US dollar have been the Fund’s dominant geographic and currency concentration, reflecting the US role in the global credit markets. Similarly, a portion of the portfolio is often in loans, although, on average, bonds have been about 90% of the portfolio. While we have maintained this balanced approach to our asset class, over the past several years the markets engaged in frequent and often indiscriminant “flights to quality”. It is questionable whether this migration is truly toward less risk or just mere familiarity, but it has hurt relative performance. We strongly believe, however, that over longer periods of time this approach to the credit markets will create a better risk/return pattern for shareholders and, even after several years of a “home base” mentality in the markets, we believe the Fund’s longer term performance still demonstrates this result.

Second, the Fund’s top-down positioning during the past year’s environment was not beneficial—at least so far. We believe that the economies in the developed world will continue to be in a slow, but non-recessionary mode and the emerging economies will provide stronger growth to the global economy and to corporate

34	Artio Global Funds ï 2011 Annual Report

issuers that depend on the global economy. This has led us to select less defensive issuers, without reaching into high risk credits that may depend on the more classic recovery paths in the developed economies that we have seen historically. This past year, the market first chased exactly those companies that require a strong recovery to survive, bidding the prices of their securities to surprising levels, and then turned on a dime, abandoned these riskier credits, but replaced them only with very high quality issuers. We are not sector rotators or active traders and have stayed on the middle path through these vagaries of market sentiment. Another aspect of the Fund’s positioning is that it has been carrying a portfolio which is less sensitive to interest rate changes than the market, mostly because of its ownership of senior secured floating rate loans, as well as an underweight of more interest rate sensitive BB issuers. As interest rates declined during the fiscal year, often aided and abetted by the policy moves of the US Federal Reserve Bank, the Fund did not participate in the subsequent rally of more interest rate sensitive bonds.

Offsetting these headwinds, the Fund benefitted from several more tactical aspects of positioning over the past year. First, versus the benchmark, the Fund was underweight Europe and largely hedged its euro exposure. Second, although the Fund’s loan portfolio proved to be an unexpected drag on performance overall, value was added through issue selection within this portion of the portfolio. Here, what we believe is one of our strengths, the ability to uncover unique, specific issue situations, has helped returns. In what is perhaps the exception that proves the rule, a third source of positive return was in value added through diversification of about 4% of the portfolio, on average, into selective high yielding emerging market locally denominated government securities. Here we were able to reap high yields from higher quality bonds of strong emerging market governments such as Brazil and Indonesia that more than offset what currency depreciation occurred in the latter part of the Reporting Period.

As we enter a new fiscal year, we believe that the yields and potential returns offered by securities in the various credit markets in which we operate are exceptionally attractive. They already compensate for a potential global recession, in our opinion. Yet, much of the world still stands a good chance of either escaping such a downturn or experiencing a mild version. Within the broad averages, the turmoil of the past few years has opened up significant discrepancies in value. Identical issues of the same issuer are priced differently in different markets. Issuers with BB credit statistics remain rated CCC and sport yields to match. Strong issuers in higher growth emerging market economies are offered at yields equivalent to developed market issuers with far worse credit metrics. Unfortunately, the reason these securities are priced as they are is that a sword of Damocles hangs over all markets right now in the form of a European standoff among leaders with differing remedies for their sovereign debt crisis. We are positioning the Fund to take advantage of the anomalies

Artio Global Funds ï 2011 Annual Report	35

this “financial Cuban missile crisis” has created, but we endeavor to tread carefully until it is resolved. For example, although we are invested in Europe, at the end of the Reporting Period we were underweight versus the benchmark, avoiding the more problematic periphery countries, and emphasizing issuers which enjoy global sources of income, are in less cyclical industries, or are in Europe’s “nearby neighbors” to the west and east where governments appear to have more control over fiscal and monetary policy. Away from Europe, we seek good returns in our home market, maintain approximately a 16% investment in senior secured loans, and remain alert to opportunities in the emerging economies of Asia, Latin America, and Africa.

We believe that with our bottom-up research, over longer-term periods and as the market becomes less reactive to daily events, our process and positioning should create an above average risk/return profile. We will continue to base our returns on a prudently balanced set of credit investments across not only different issuers and industries, but also different geographies, different capital structures, and different markets.

Greg Hopper
Portfolio Manager
Artio Global High Income Fund

Past performance does not guarantee future results.

The securities in which the Fund will invest may be considered more speculative in nature and are sometimes known as “junk bonds.” These securities tend to offer higher yields than higher rated securities of comparable maturities because the historic financial condition of the issuers of these securities is usually not as strong as that of other issuers. High yield fixed income securities can present a greater risk of loss of income and principal than higher rated securities. Investing internationally involves additional risks, such as currency fluctuations, social and economic instability, differing securities regulations and accounting standards, limited public information, possible changes in taxation, and periods of illiquidity. These risks are greater for emerging markets. In order to achieve its investment objectives, the Fund may use certain types of exchange traded funds or investment derivatives such as futures, forwards, and swaps. Derivatives involve risks different from, and in certain cases, greater than

36	Artio Global Funds ï 2011 Annual Report

the risks presented by more traditional investments. These risks are fully disclosed in the prospectus.

Investments in asset backed and mortgage backed securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. Investments in debt securities typically decrease in value as interest rates rise. This risk is usually greater for longer-term debt securities.

The views expressed solely reflect those of Artio Global Management LLC (“Artio Global”) and the managers of the Fund, and do not necessarily reflect the views of any affiliated companies. The material contains forward-looking statements regarding the intent, beliefs, or current expectations. Readers are cautioned that such forward-looking statements are not a guarantee of future performance, involve risks and uncertainties, and actual results may differ materially from those statements as a result of various factors. The views expressed are subject to change based on market and other conditions. Furthermore, the opinions expressed do not constitute investment advice or recommendation by the managers, Artio Global, the Fund, or any affiliated company.

The BofA Merrill Lynch Global High Yield Constrained Index tracks the performance of below investment grade bonds of corporate issuers domiciled in countries having an investment grade foreign currency long term debt rating (based on a composite of Moody’s and S&P). The index is weighted by outstanding issuance, but constrained such that the percentage that any one issuer may not represent more than 2% of the index. It is not possible to invest in an index.

Copyright 2011 Morningstar, Inc. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

Morningstar Numeric Rankings represent a fund’s total return rank relative to all funds that have the same Morningstar Category. Percentile ranking is based on the total number of funds ranked and the Morningstar total return, which includes both income and capital gains or losses and is not adjusted for sales charges or redemption fees. The highest percentile rank is 1 and the lowest is 100.

Diversification does not assure a profit or protect against a loss in a declining market.

Artio Global Funds ï 2011 Annual Report	37

Please see the Schedule of Investments in this report for complete fund holdings. Fund holdings and/or sector weightings are subject to change at any time and are not recommendations to buy or sell any security mentioned.

Current and future portfolio holdings are subject to risk.

38	Artio Global Funds ï 2011 Annual Report

MANAGEMENT’S COMMENTARY

Artio Local Emerging Markets Debt Fund
2011 Annual Report

We are pleased to provide the first Annual Report on the Artio Local Emerging Markets Debt Fund (the “Fund”) which was launched on May 24, 2011. Since its inception through the fiscal year end on October 31, 2011 the Fund’s Class A Shares returned -1.39% which exceeded that of its benchmark, the JP Morgan Global Bond Index-Emerging Markets Global Diversified Index, which returned -1.41%. We are pleased with these results in light of the period’s volatile market conditions.

2011 was another challenging year for global markets. While it started on relatively firm footing, as it progressed, the euro zone sovereign crisis resurfaced with the debate over private sector involvement in Greece’s debt woes. The market was caught between the hopes of policies providing credible long-term solutions and disappointments with the lack of adequate responses.

In parallel with these developments, the global economic growth momentum began to stall by the first quarter of the year (see Exhibit 1). The uncertainty over global growth prospects added to the already negative sentiment and pushed investors into panic-mode during the summer. Over this period, markets went from pricing-in interest rate hikes to expecting interest rate cuts and a high probability of recession on a global scale (in the US, the probability of recession reached 50% at one point). Correlations and swings in risk sentiment trumped fundamental trends, and increased volatility (see Exhibit 2) affected all risk assets. Emerging markets were not spared.

Artio Global Funds ï 2011 Annual Report	39

Exhibit 1
Purchasing Managers Index
(11/30/07—10/31/11)

Source: Bloomberg

Exhibit 2
Market Volatility (as measured by the Chicago Board Options
Exchange Volatility Index (VIX)) Reaching Historical Highs
(1/2/90—11/11/11)

Source: Bloomberg

40	Artio Global Funds ï 2011 Annual Report

Until there is a clear resolution to the euro zone’s imbalances, markets will likely remain choppy and uncertain. In this environment, financial markets’ short-term relief rallies may still be treated by over-levered or over-exposed market participants as an opportunity to reduce positions. In the real economy, the longer the crisis persists, the more entrenched the private sector’s fears of uncertainty will be, leading to a postponement of credit extension, spending and hiring plans. This may act as a significant break in growth. Discovery of fair value in the euro zone, and re-pricing accordingly, may be delayed as the fundamentals are still in flux and we have yet to determine where the balance of political risks, structural economic adjustments and a cyclical slowdown will leave the European Union.

Going down the path of fiscal austerity, while currently preferred by the markets, reminds us of the policies that the International Monetary Fund imposed on the emerging markets in the 20th century, which ultimately forced Asian central banks to instead choose building up international reserves as self-insurance. While we do not advocate against fiscal austerity, we are mindful of the risks that it may bring, amidst a considerable economic downturn, on the socio-political metrics of a country. One area to monitor closely would be a quiet vote on political and economic wrangling, e.g., the flight of domestic deposits, which in the case of Greece, is speaking much louder than the recent protests on Plateia Syntagmatos (see Exhibit 3). These macro forces will represent key challenges to investors in all risk assets.

Artio Global Funds ï 2011 Annual Report	41

Exhibit 3
Greek Households Outstanding Deposits (in € millions)
(1/1/04—9/1/11)

Source: Bank of Greece

Where does this leave us with regard to investing in emerging markets? Emerging markets were resilient to the initial fears in the market, but gave up in August 2011 as panic ensued. Looking forward, we believe that it will be a fine balancing act between the macro risks explained above and positive country-specific fundamentals. Emerging markets generally need to also be considered in the context of a secular negative trend for the US dollar. A host of factors goes against the US dollar, such as a complicated political agenda, a weak balance of payments structure and the inability to repair it in the foreseeable future, as well as the monetary policy outlook, which are all US dollar negative at this time, despite its unique reserve currency status.

Furthermore, emerging markets may be supported by further monetary policy accommodation from the European Union, US, UK and Japan in part neutralizing negative growth effects but also channeling flows into emerging markets. Given this backdrop in advanced economies, and emerging markets’ relatively strong fundamental outlook (see Exhibit 4), there is a rather compelling story for local emerging market debt.

42	Artio Global Funds ï 2011 Annual Report

Exhibit 4
International Monetary Fund Forecasts

	2012	2014 (E)
GDP Growth (%)
G3 (US, Japan, euro zone)	1.6	2.4
Emerging Markets	6.1	6.6
Current Account (% of GDP)
G3 (US, Japan, euro zone)	-0.3	-0.2
Emerging Markets	2.0	1.9
Deficit (% of GDP)
G3 (US, Japan, euro zone)	-6.3	-4.4
Emerging Markets	-1.7	-1.3
Public Sector Debt (% of GDP)
G3 (US, Japan, euro zone)	122.4	126.1
Emerging Markets	34.5	31.5

Source: International Monetary Fund World Economic Outlook, September 2011 Update

As we look toward 2012, there are two emerging market-specific themes that we expect to develop. A number of countries in Eastern Europe are likely to underperform in light of the developments in the euro zone and caution needs to be exercised with regards to exposure there. Problems could emanate from the bank funding flows or basic balance of payments deficits, and a number of countries will likely be affected by the economic slowdown in the euro zone, with the region likely to grow well below potential in 2012.

In our view, China may still surprise the markets on the upside, with the domestic demand remaining firm. This is likely to offer enough support to the commodity cycle which should provide continuous benefit to commodity-exporting countries. There are long-term trends in China that could be alarming if not addressed; however, as it remains a managed economy, its near-term dynamics need to be analyzed with a different set of rules than a typical emerging market country. Forecasts of impending boom or gloom should not be considered at face value. However, on the policy front, we will be keenly following the developments of the upcoming leadership changes in the country and reading the tea leaves of what shifts in global political and economic agendas this will bring.

Within the Fund, our conservative positioning in Central and Eastern Europe, based on our macro economic concerns, was a positive contributor to performance during the reporting period. Balancing this underweight with the exposure to Latin America, detracted from relative returns, as the market overshot in its panic on growth and commodities. Our exposure to Thailand lagged the Index as we were

Artio Global Funds ï 2011 Annual Report	43

concerned with the floods putting an upward pressure on inflation and fiscal accounts, while the market held on to the fears on growth.

We will endeavor to remain vigilant with respect to the macro level events affecting markets worldwide and will continue to approach the management of the Fund with risk awareness. We believe our process in managing local emerging markets debt positions us well for both the challenges and opportunities which 2012 may bring.

Elena Liapkova-Pozsar, CFA
Co-Portfolio Manager
Artio Local Emerging Markets Debt Fund

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund is non-diversified, meaning it may concentrate it assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual security volatility than a diversified fund. The Fund may invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks may be greater in emerging markets. The Fund may invest in emerging market currencies which may be accomplished through the use of forward foreign exchange contracts or other derivative instruments. The Fund may invest in below investment grade securities. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower-rated, non-rated and distressed securities present a greater risk of loss to principal and interest than higher-rated securities. The Fund may invest in derivatives which involve risks different from, and in certain cases, greater than the risks presented by more traditional investments.

The views expressed solely reflect those of Artio Global Management LLC (“Artio Global”) and the managers of the Fund, and do not necessarily reflect the views of any affiliated companies. The material contains forward-looking statements regarding the intent, beliefs, or current expectations. Readers are cautioned that such forward-looking statements are not a guarantee of future performance, involve risks and uncertainties, and actual results may differ materially from those statements as a result of various factors. The views expressed are subject to change based on market

44	Artio Global Funds ï 2011 Annual Report

and other conditions. Furthermore, the opinions expressed do not constitute investment advice or recommendation by the managers, Artio Global, the Fund, or any affiliated company.

The JP Morgan Global Bond Index — Emerging Markets Global Diversified Index is an index of dollar denominated sovereign bonds issued by a selection of emerging market countries. The index limits the weights of countries with larger debt stocks by only including a specified portion of these countries’ eligible current face amounts of debt outstanding.

The Purchasing Managers’ Index is an indicator produced by Markit Group and the Institute for Supply Management of financial activity reflecting purchasing managers’ of private sector companies acquisition of goods and services.

The Chicago Board Options Exchange Volatility (VIX) Index, whose the market’s expectation of 30-day volatility. It is constructed using the implied volatilities of a wide range of S&P 500 index options, is meant to be forward looking and is calculated from both calls and puts.

It is not possible to invest directly in an index.

Correlation is a relationship between two variables.

Please see the Schedule of Investments in this report for complete Fund holdings. Fund holdings and/or sector weightings are subject to change at any time and are not recommendations to buy or sell any security mentioned.

Current and future portfolio holdings are subject to risk.

Artio Global Funds ï 2011 Annual Report	45

MANAGEMENT’S COMMENTARY

Artio US Microcap Fund
Artio US Smallcap Fund
Artio US Midcap Fund
Artio US Multicap Fund
2011 Annual Report

Fund Performance (% as of 10/31/11)

Artio US Microcap Fund

	Inception				Since	Gross Exp.	Net Exp.
	Date	1 Year	3 Years[1]	5 Years[1]	Inception[1]	Ratio[2]	Ratio[2]

Class A	7/24/06	8.39	20.58	1.32	3.55	2.76	1.80	[3]
Class I	7/24/06	8.72	20.94	1.66	3.88	2.39	1.50	[3]
Russell 2000 Index	N/A	6.71	12.87	0.68	2.72	N/A	N/A
Russell Microcap Index	N/A	2.11	10.29	-3.07	-0.99	N/A	N/A

Artio US Smallcap Fund

	Inception				Since	Gross Exp.	Net Exp.
	Date	1 Year	3 Years[1]	5 Years[1]	Inception[1]	Ratio[2]	Ratio[2]

Class A	7/24/06	5.56	18.96	4.84	6.67	1.56	1.50	[3]
Class I	7/24/06	5.91	19.34	5.16	7.00	1.27	1.20	[3]
Russell 2000 Index	N/A	6.71	12.87	0.68	2.72	N/A	N/A

Artio US Midcap Fund

	Inception				Since	Gross Exp.	Net Exp.
	Date	1 Year	3 Years[1]	5 Years[1]	Inception[1]	Ratio[2]	Ratio[2]

Class A	7/24/06	16.09	20.24	3.42	5.21	3.03	1.35	[3]
Class I	7/24/06	16.29	20.58	3.72	5.52	2.59	1.05	[3]
Russell Midcap Index	N/A	7.85	17.82	2.26	3.97	N/A	N/A

Artio US Multicap Fund

	Inception				Since	Gross Exp.	Net Exp.
	Date	1 Year	3 Years[1]	5 Years[1]	Inception[1]	Ratio[2]	Ratio[2]

Class A	7/24/06	8.66	16.49	2.05	3.98	2.54	1.30	[3]
Class I	7/24/06	9.13	16.94	2.39	4.32	2.10	1.00	[3]
Russell 3000 Index	N/A	7.90	12.28	0.55	2.34	N/A	N/A

1.	Annualized
2.	As stated in the prospectus dated 3/1/11
3.	The Investment Adviser has contractually agreed to reimburse certain expenses of the fund through 2/29/12. The investment Adviser has also agreed to waive a portion of its management fees; this waiver may be discontinued at any time by the Fund’s board. Additional expenses are net of reductions related to fee waivers.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 800 387 6977.

Investment performance reflects fee waivers. In the absence of such waivers, total return would be reduced.

46	Artio Global Funds ï 2011 Annual Report

Performance Review

Our goal remains to develop returns that demonstrate outperformance relative to each fund’s stated benchmark over an extended period of time. Given that these are concentrated portfolios with sizeable, idiosyncratic, stock-specific risks, we will undoubtedly encounter calendar and/or fiscal years where we will report negative relative performance. It is important to emphasize that our primary investment objective is long-term growth of capital. We seek to deliver outperformance over a market cycle, which we view as consistent with an economic cycle of four-to-six years. All four funds reached the important five year performance milestone in 2011. We are pleased to report that as of October 31, 2011, all four funds have maintained their records of outperformance since inception, with very competitive 3 and 5 year returns. As for the fiscal year ending October 31, 2011 (the “Reporting Period”), three of the four funds outperformed their benchmarks as noted below.

Artio US Microcap Fund

For the Reporting Period, the Artio US Microcap Fund (Class A Shares) returned 8.39%, outperforming the 2.11% return of the Russell Microcap Index and the 6.71% return of Russell 2000 Index. Outperformance was primarily attributable to favorable stock selection within the financial, technology, energy and healthcare sectors. This offset unfavorable relative stock results in the industrials and consumer staples sectors. The best contributors to returns over the course of the twelve month period were Union Drilling Inc., New York & Co. Inc. and American Service Group, Inc. Among the largest detractors were Callon Petroleum Co., Epocrates Inc. and Cenveo Inc. The Fund’s sector positioning had a negative impact. At the end of the Reporting Period, the Fund was overweight the consumer discretionary, technology and industrials sectors and underweight the financial, consumer staples and healthcare sectors.

Artio US Smallcap Fund

For the Reporting Period, the Artio US Smallcap Fund (Class A Shares) returned 5.56%, underperforming the 6.71% return of Russell 2000 Index. Underperformance was attributable to unfavorable stock selection. The Fund’s industrials, financial and consumer discretionary holdings underperformed and more than outweighed positive stock performance within the energy, materials and consumer staples sectors. The largest detractors during the fiscal year were Ista Pharmaceuticals, Inc., Cenveo Inc., and MagnaChip Semiconductor Corporation. Positive contributors included Weight Watchers International, Inc., Cepheid and Chicos FAS Inc. Sector positioning had a modest positive impact. The Fund ended the Reporting Period overweight the technology, industrials and materials sectors and underweight the energy, financial and utilities sectors.

Artio Global Funds ï 2011 Annual Report	47

Artio US Midcap Fund

For the Reporting Period, the Artio US Midcap Fund (Class A Shares) returned 16.09% versus the 7.85% return of the Russell Midcap Index. The outperformance was attributable to favorable stock selection within the energy, consumer discretionary and information technology sectors, which outweighed underperformance within the materials, telecommunications and healthcare sectors. Sector allocation was a modest negative contributor. During the fiscal year, Petrohawk Energy Corp., Weight Watchers International, Inc. and Alexion Pharmaceuticals Inc. were the leading contributors to results while Illumina Inc., Popular Inc. and Visteon Corp. were the largest detractors. The Fund closed the Reporting Period overweight the technology and materials sectors and underweight the utilities and financial sectors.

Artio US Multicap Fund

For the Reporting Period, the Artio US Multicap Fund (Class A Shares) rose 8.66%, outpacing the 7.90% rise of the Russell 3000 Index. Outperformance was attributable to favorable stock selection within the information technology, energy and consumer discretionary sectors and more than offset unfavorable stock selection within the healthcare and materials sectors. Sector allocation was also a modest detractor. The largest contributors included Petrohawk Energy Corp., Weight Watchers International, Inc. and Apple Inc., while the biggest detractors were Illumina Inc., Goldman Sachs Group, Inc. and Advanced Energy Industries, Inc. The Fund finished the Reporting Period overweight the materials, technology and industrials sectors and underweight the utilities and consumer staples sectors.

Sector and Size Performance

Stock market returns during the Reporting Period reversed the last fiscal year’s trend, with larger stocks outperforming midcap and smallcap stocks. The largecap Russell 1000 and S&P 500 Indexes returned 8.01% and 8.09% respectively. The Russell 2000 Index returned 6.71%, modestly behind the 7.85% return of the Russell Midcap Index. Growth again outperformed value across all size segments of the market as investors became increasingly nervous of the banking industry as well as those companies more levered to the debt markets which saw funding costs increase as the year came to a close.

In reviewing the performance of the US equity market (using the broad Russell 3000 Index as a proxy) for the Reporting Period, we observed positive returns for every sector except financials, which continued to struggle with increased regulations and fears of further contagion from the European debt crisis. Similar to last year, this was the primary reason why value indices lagged their growth counterparts, with larger capitalization financials weak for the second consecutive year. In addition, smaller capitalization technology companies underperformed larger ones

48	Artio Global Funds ï 2011 Annual Report

due to a greater perceived sensitivity to lower economic growth. Smallcap consumer discretionary stocks went up less than their larger capitalization contemporaries, again reflecting the perceived greater business risk inherent to smaller companies.

Review

Is the tail wagging the dog? This is the question I asked myself more and more as the year progressed. The US equity market has always evolved and participants are never void of things to worry and dwell on. For the first time in many years though, action in the US markets began to persistently pivot off of European news. US investors, already put through the ringer in 2008 and 2009 with an assortment of credit-related issues, wanted little to do with the risks around sovereign debt issues in Europe. This scenario resulted in generally choppy market conditions in the Reporting Period. As the fiscal year progressed, correlations among stocks of all sizes increased. As one CEO I met with recently commented, “our earnings were reported the morning of a poor day in the market this fall and despite doubling the consensus earnings estimate and not revising down our forward guidance, our stock still declined percentage wise more than double the market that day. I told my employees in an e-mail that I was glad we didn’t triple our expected earnings for the quarter as the stock would have probably gone down more.” The point of this illustration is that it sums up what we are seeing a lot of: stock movements are decoupling somewhat from fundamental, company-specific performance and trading together, reacting to macro headlines around the globe, but more so those emanating from Europe.

Artio Global Funds ï 2011 Annual Report	49

Exhibit 1
% of Russell 2000 Stocks Moving in Same Direction as Index (Monthly, 3-Month Moving Average)
(1/1/85—11/30/11)

Source: Furey Research Partners, FactSet

As bottom up stock pickers, high correlations can be frustrating at times because it becomes more difficult to add value in a short period of time, like a year. Yes, we believe a short period of time is one year. We compete with other investors and their assorted time horizons. Today’s market for equity investment dollars has never been more competitive—there is a plethora of choices investors have for their dollars. This, combined with easy access to reports, stimulates investors and their advisors more than ever to consider making changes to their portfolios. Internet access to real-time account information also is a simulative force. The aforementioned creates an environment where change becomes harder to resist. Contrast the current situation with that of 15-20 years ago when investors really didn’t know how their investments performed until quarterly statements were mailed, as in US mail. It seems as if investors are less patient to hold investments when there is always another investment choice (See Exhibit 2). Professional money managers face the same pressures: data intensity has never been greater—we drink from an informational fire hose every day, 24/7. The act of disseminating information for public companies is easy and the amount of press releases issued through public relations newswires and

50	Artio Global Funds ï 2011 Annual Report

other media outlets has increased significantly. Cheap communications (mainly Internet and wireless voice and data) are available to users—each item a chance to process and reach a decision to buy or sell something. Sprinting to pay-phones after or on the rare occasion during, a company’s analyst day has been replaced with texting and instant messages that are performed while the presentation is ongoing; today’s professional investor is being bombarded with data—a cocktail of more data being created by companies combined with hardware and software applications that make it easy to receive, share, view and store anywhere. The point here is that the last fiscal year was indicative of how challenging it is to maintain a long-term investment focus. Spikes in volatility and high stock correlations are testing many investors’ stamina and conviction levels, especially when investment time horizons seem to be getting shorter and shorter.

Exhibit 2
Average Holding Period for Stocks

Source: Bain & Co., Strategas Research Partners

Our process in the face of such data intensity is to leverage our experience and perspective to maintain a focus on what’s important and filter out superfluous information. Our team of analysts visit hundreds of companies each year at corporate locations to hone their industry, competitive and company knowledge. Doing this year after year is a good way for us to develop the right amount of perspective and confidence to make important investment decisions for the funds.

Artio Global Funds ï 2011 Annual Report	51

Lessons Learned

As we reviewed the Reporting Period’s performance and areas where we underperformed, some things are worth noting. Our investments in the specialty retail industry underperformed in each of the four funds and we were keen to figure out why. Some of the underperformance can be attributed to lower than (we) expected consumer spending. However, we think there was more to it. The year was characterized by swings back and forth into positive and negative territory. As the market swayed and volatility picked up, investors began to shun stocks that they perceived as riskier. This included many newly minted IPOs (initial public offerings). Many investors frequently sell IPOs because they aren’t seasoned—their performance in more challenging economic times hasn’t been established, so often investors sell these unproven stocks and replace them with companies they are more familiar with or view as more defensive. Several of our funds hold two of the more recent specialty retail IPOs, Francesca’s and Teavana, and they haven’t performed well since purchased. In retrospect, it may have made sense to eliminate these names and wait until we felt investors would become more constructive on these “riskier” stocks. This, of course, would require some nimble market timing and the conundrum is really which is more difficult: timing exit and re-entry points to achieve profits or absorbing short-term underperformance—maybe even buying more of a stock at a lower price—and waiting for such investments to flourish? We have a tendency to exercise the latter methodology and it sometimes results in short-term underperformance for a sector or the funds.

Despite a respectable fiscal year, our investment team had the opportunity to capitalize on the acute, weak periods that occurred from late July to early August, as well as September and in retrospect we weren’t aggressive enough. We are likely to be more aggressive in the future when we experience similar downside volatility—taking the opportunity to invest in companies that we feel may have experienced undeserved and substantial downward share price volatility.

US Equity Portfolio Strategy

A key aspect of our investment strategy is to be diversified across multiple sectors and avoid being dramatically overweight or underweight the majority of the economic sectors in the benchmarks. By making mostly benign sector bets, we purposely place the performance burden on our team of analysts to rely on stock picking to add value.

As we enter 2012, we are most excited by some great opportunities we see in the technology sector, where a combination of semiconductor industry inventory reductions, reduced capital spending in telecommunications networks and low valuations are creating some compelling investment opportunities. As we began the new fiscal year on November 1, 2011, each fund was overweight the technology

52	Artio Global Funds ï 2011 Annual Report

sector. We also are reviewing the specialty retail industry for opportunities as it has recently underperformed. Lastly, we slowly narrowed our underweight to financials over the past two years and maybe 2012 will be a better year for that sector as it has been the worst performer over the last two years. We will see if a combination of low valuations and an environment where the “bad news is priced in” may allow for financials to experience better relative performance.

For each of the four US equity funds, sector allocations remain a secondary determinant of long-term relative performance—we will continue to measure our success by our ability to pick individual stocks that outperform the market.

Outlook

As 2011 concludes, the market outlook is more uncertain than it was a year ago and in our opinion, is discounting lower US and global economic growth. The second half of the Reporting Period was more volatile than the first half, owing to the European debt crisis and the issue remains front and center as this letter is written. A coordinated global central bank intervention in late November 2011 was the latest attempt to quell investor angst. To us, it is clear that the central bankers are faced with two equally unpleasant choices to reduce outstanding leverage in the financial system: either let banks and countries default on their outstanding debts or induce inflation to allow asset values, wages and overall price levels to rise. In the US, it is clear which path we have chosen—the printing presses are running and the US Federal Reserve Bank continues to be wildly accommodative, injecting liquidity into the monetary system. Europe is trickier because Germany, with memories of Weimar not so distant, has little interest in inflating the economy. We believe their position differs from most of the European Union members and that of the United States when it comes to monetary policy. In fact, we will take it a step further and say that we believe Germany will do what we think is best for Germany and wouldn’t be surprised if they departed from the European Union. Either way, the uncertainty around how the debt crisis in Europe will be managed will continue to have an overhang on the US stock market. Greater economic uncertainty erodes confidence and reduces investment and spending activity. If economic activity remains below average, then it will be very important to correctly identify companies that are gaining market share at the expense of weaker or weakening competitors or have products and services that change consumer or business spending behavior. We think a low-growth economic environment is fertile ground to identify such opportunities, as long as markets do not experience downside volatility and are not characterized by highly correlated stock movements. We need markets to discriminate companies that are gaining market share and creating shareholder value from those that are losing share.

Artio Global Funds ï 2011 Annual Report	53

As mentioned above, all four funds enter fiscal 2012 overweight the technology sector. We believe companies and consumers will continue to leverage some powerful trends: mobility, social networking, cloud computing, and increased storage & broadband media consumption.

Wireless subscribers are growing at rapid clip; Cisco Systems, a leading manufacturer of data networking equipment, believes that by 2015, wireless traffic will exceed that of wired devices.

Exhibit 3
Five Traffic Milestones and Three Traffic Generator Milestones by 2015

Source: Cisco VNI, 2011

Software applications are increasingly coded for mobile platforms such as smartphones and tablets. Investors can leverage this trend in many ways, including software, semiconductor and hardware manufacturers. The semiconductor industry has been undergoing an inventory correction for several quarters and we recently increased our exposure to companies levered to wireless and broadband communications. We like the idea of being exposed to access devices (smartphones) and the network congestion points (wireless base stations, wide area network aggregation points).

So much has been written about cloud computing that we feel we shouldn’t bother to even try. However, we do believe that underlying the hype around anything and everything cloud is a simple fact about the phenomenon: companies are economizing. They are trading-off ownership and control of hardware, storage, security and network elements in favor of lower operating and maintenance costs. All the technology infrastructure elements required for a truly cloud-based solution are

54	Artio Global Funds ï 2011 Annual Report

being offered in a utility-like solution, which is becoming poker ante to operate in today’s business climate. Regulatory burdens are increasing, therefore storage companies are summarily poised to benefit as companies err on archiving more than less.

Exhibit 4
Global Consumer Internet Traffic

CAGR = Compound Annual Growth Rate

In 2015, approximately 61% of all consumer Internet traffic is forecast to be Internet video, 24% file sharing, 15% web/data and 0.79% VoIP (Voice over IP)/video calling/online gaming.

Source: Cisco VNI, 2011

As depicted in Exhibit 4, global consumer Internet traffic is expected to grow at a 34% annual rate through 2015. We believe technology companies that supply to or make networking equipment, or software companies that make applications for managing greater traffic traversing the network are poised to grow despite economic uncertainty.

Despite today’s cloudy global economic environment, our research team continues to focus on companies we think will deliver strong long-term results irrespective of short-run uncertainty. Our goal is to construct diversified portfolios of stocks that offer beneficial reward-to-risk tradeoffs. We are excited about the values we are

Artio Global Funds ï 2011 Annual Report	55

seeing in the market today and feel the portfolios are positioned well as we head into 2012.

Samuel Dedio
Portfolio Manager
Artio US Microcap Fund, Artio US Smallcap Fund, Artio US Midcap Fund, Artio US Multicap Fund

Please refer to the prospectus for more complete information on the special risks associated with investing in the Artio US Equity Funds, including, but not limited to stock market risk, smaller companies risk, liquidity risk, foreign investment risk and derivatives risk. Stocks of micro, small and mid capitalization companies are more volatile, less liquid, involve substantial risks, and are subject to more abrupt or erratic movements than large capitalization companies. In order to achieve its investment objective, each fund may use derivatives such as futures, forwards and swaps. Derivatives involve risks different from, and in certain cases, greater than the risks presented by more traditional investments.

Performance returns may be positively impacted by investments in initial public offerings (“IPOs”) and there can be no assurance that favorable IPO investment opportunities will occur in the future.

The views expressed solely reflect those of Artio Global Management LLC (“Artio Global”) and the manager of the funds, and do not necessarily reflect the views of any affiliated companies. The material contains forward-looking statements regarding the intent, beliefs, or current expectations. Readers are cautioned that such forward-looking statements are not a guarantee of future performance, involve risks and uncertainties, and actual results may differ materially from those statements as a result of various factors. The views expressed are subject to change based on market and other conditions. Furthermore, the opinions expressed do not constitute investment advice or recommendation by the manager, Artio Global, the Funds, or any affiliated company.

The S&P 500 Index is a capitalization-weighted index of 500 widely held equity securities, designed to measure broad US equity performance.

The Russell 1000 Index measures the performance of the 1,000 largest US companies based on total market capitalization, which represents approximately 92% of the investable US equity market, with all values expressed in US dollars.

56	Artio Global Funds ï 2011 Annual Report

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index, with all values expressed in US dollars.

The Russell 3000 Index measures the performance of the 3,000 largest US companies based on total market capitalization, which represents approximately 98% of the investable US equity market, with all values expressed in US dollars.

The Russell Microcap Index measures the performance of the smallest 1,000 securities in the small-cap Russell 2000 Index along with the next smallest 1,000 companies, based on a ranking of all US equities by market capitalization.

The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index, with all values expressed in US dollars.

It is not possible to invest directly in an index.

Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

Correlation is a relationship between two variables.

Diversification does not assure a profit or protect against a loss in a declining market.

Please see the Schedule of Investments in this report for complete fund holdings. Fund holdings and/or sector weightings are subject to change at any time and are not recommendations to buy or sell any security mentioned. Contributing and detracting stocks held by each portfolio may or may not be held at the end of the Reporting Period.

Current and future portfolio holdings are subject to risk.

Artio Global Funds ï 2011 Annual Report	57

SHAREHOLDER EXPENSES (Unaudited)

As a stockholder of the Artio Global Equity Fund Inc. or a shareholder of Artio Global Investment Funds, you incur ongoing expenses, such as management fees, shareholder service fees, distribution fees and other fund expenses. The following table is intended to help you understand your ongoing expenses (in dollars and cents) of investing in the Funds and to compare these expenses with the ongoing expenses of investing in other funds.

The table is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2011 to October 31, 2011. For the Local Emerging Markets Debt Fund, calculations are based on 160 days to reflect the period from May 24, 2011, commencement of operations, to October 31, 2011.

Actual Expenses

The first line in the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for the Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about the hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account value and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

58	Artio Global Funds ï 2011 Annual Report

	Beginning Account	Ending Account	Annualized	Expense Paid
	Value 05/01/11	Value 10/31/11	Expense Ratio	during Period
Global Equity Fund
Class A
Actual	$1,000.00	$812.00	1.40%	$6.39
Hypothetical	1,000.00	1,018.10	1.40	7.12

Class I

Actual	$1,000.00	$812.70	1.15%	$5.25
Hypothetical	1,000.00	1,019.40	1.15	5.85

International Equity Fund
Class A

Actual	$1,000.00	$780.90	1.26%	$5.66
Hypothetical	1,000.00	1,018.90	1.26	6.41

Class I

Actual	$1,000.00	$781.60	1.04%	$4.67
Hypothetical	1,000.00	1,020.00	1.04	5.30

International Equity Fund II
Class A

Actual	$1,000.00	$788.70	1.25%	$5.64
Hypothetical	1,000.00	1,018.90	1.25	6.36

Class I

Actual	$1,000.00	$790.10	1.03%	$4.65
Hypothetical	1,000.00	1,020.00	1.03	5.24

Total Return Bond Fund
Class A

Actual	$1,000.00	$1,039.10	0.69%	$3.55
Hypothetical	1,000.00	1,021.70	0.69	3.52

Class I

Actual	$1,000.00	$1,039.80	0.44%	$2.26
Hypothetical	1,000.00	1,023.00	0.44	2.24

Global High Income Fund
Class A

Actual	$1,000.00	$950.70	1.00%	$4.92
Hypothetical	1,000.00	1,020.20	1.00	5.09

Class I

Actual	$1,000.00	$951.90	0.74%	$3.64
Hypothetical	1,000.00	1,021.50	0.74	3.77

Artio Global Funds ï 2011 Annual Report	59

	Beginning Account	Ending Account	Annualized	Expense Paid
	Value 05/01/11	Value 10/31/11	Expense Ratio	during Period
Local Emerging Markets Debt Fund
Class A
Actual	$1,000.00	$986.10	1.20%	$5.22
Hypothetical	1,000.00	1,016.70	1.20	5.30

Class I

Actual	$1,000.00	$988.10	0.93%	$4.05
Hypothetical	1,000.00	1,017.80	0.93	4.11

U.S. Microcap Fund
Class A

Actual	$1,000.00	$811.50	1.80%	$8.22
Hypothetical	1,000.00	1,016.10	1.80	9.15

Class I

Actual	$1,000.00	$814.00	1.50%	$6.86
Hypothetical	1,000.00	1,017.60	1.50	7.63

U.S. Smallcap Fund
Class A

Actual	$1,000.00	$843.10	1.50%	$6.97
Hypothetical	1,000.00	1,017.60	1.50	7.63

Class I

Actual	$1,000.00	$844.60	1.20%	$5.58
Hypothetical	1,000.00	1,019.20	1.20	6.11

U.S. Midcap Fund
Class A

Actual	$1,000.00	$933.70	1.35%	$6.58
Hypothetical	1,000.00	1,018.40	1.35	6.87

Class I

Actual	$1,000.00	$934.90	1.06%	$5.17
Hypothetical	1,000.00	1,019.90	1.06	5.40

U.S. Multicap Fund
Class A

Actual	$1,000.00	$911.50	1.31%	$6.31
Hypothetical	1,000.00	1,018.60	1.31	6.67

Class I

Actual	$1,000.00	$913.70	1.01%	$4.87
Hypothetical	1,000.00	1,020.10	1.01	5.14

60	Artio Global Funds ï 2011 Annual Report

FUND PERFORMANCE

Artio Global Equity Fund Inc.(1)

It is the Artio Global Equity Fund Inc.’s, policy to declare and pay annual dividends from its net investment income and distribute net realized capital gains, if any, annually.

Average Annual Total Return*—Class A

Year Ended 10/31/11	(7.60)%

Five Years Ended 10/31/11	(1.77)%

Ten Years Ended 10/31/11	(2.26)%

7/1/04 - 10/31/11(1)	4.35%

*	All average annual total return figures shown reflect the reinvestment of dividends and capital gains distributions. Total returns for the Fund reflect expenses, waived and reimbursed, if applicable, by the Adviser and/or Administrator. Without such waivers and reimbursements, total returns would have been lower.

Growth of $10,000 invested in Class A shares of Artio Global Equity Fund Inc. vs. MSCI All Country World Index (in U.S. dollars) July 1, 2004-October 31, 2011†

†	Hypothetical illustration of $10,000 invested on July 1, 2004 assuming reinvestment of dividends and capital gains distributions through October 31, 2011. No adjustment has been made for shareholder tax liability on dividends or cap gains distributions. The MSCI All Country World Index (“MSCI ACWI”) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. As of June 2006, the MSCI ACWI consisted of 48 developed and emerging market country indices. The MSCI ACWI contemplates emerging market securities, which have become a significant part of the Fund’s holdings.
(1)	On July 1, 2004, the Fund changed its name from The European Warrant Fund, Inc. and converted from a close-end, non diversified investment company (“closed-end fund”) to an open-end diversified investment company with a different investment objective, different investment strategies, different management team and a new investment adviser (an affiliate of the closed-end Fund’s adviser). Until the close of business on June 30, 2004, the Fund operated as a closed-end Fund and its common stock (which then comprised of a single share class) was listed on the NYSE. After the close of business on June 30, 2004, all of the common stock was converted into Class A shares of the Fund, and the Fund began seeking to maximize total return principally through capital appreciation by investing in a diversified portfolio of equity securities of issuers located throughout the world. For periods prior thereto, all historical performance information for Class A shares reflects the Net Asset Value (NAV) performance of the Fund’s common stock while it was a closed-end fund.
(2)	Effective March 1, 2007, the index was changed to the MSCI All Country World Index.
Note: All figures cited here and on the following pages represent past performance of the Global Equity Fund, Inc., and do not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares upon redemption may be worth more or less than their original cost.

Artio Global Funds ï 2011 Annual Report	61

FUND PERFORMANCE

Artio International Equity Fund

It is the Artio International Equity Fund’s policy to declare and pay annual dividends from its net investment income and distribute net realized capital gains, if any, annually.

Average Annual Total Return*—Class A

Year Ended 10/31/11	(13.49)%

Five Years Ended 10/31/11	(4.39)%

Ten Years Ended 10/31/11	6.71%

Inception (10/4/93) through 10/31/11	7.31%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate and will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. For up to date month-end performance information, please call 800-387-6977.

*	All average annual total return figures shown reflect the reinvestment of dividends and capital gains distributions. The International Equity Fund Class A commenced operations on October 4, 1993. Total returns for the Fund reflect expenses, waived and reimbursed, if applicable, by the Adviser and/or Administrator. Without such waivers and reimbursements, total returns would have been lower.

Growth of $10,000 invested in Class A shares of Artio International Equity Fund vs. MSCI All Country World ex-U.S. Index October 31, 2001-October 31, 2011†

†	Hypothetical illustration of $10,000 invested on October 31, 2001 assuming reinvestment of dividends and capital gains distributions through October 31, 2011. This period was one in which stock and bond prices fluctuated and the results should not be considered as a representation of dividend income or capital gain or loss which may be realized from an investment in the International Equity Fund today. No adjustment has been made for shareholder tax liability on dividends or capital gains distributions. The MSCI All Country World ex-US Index(1) is a composite portfolio consisting of equity total returns for the countries of Europe, Australia, New Zealand and countries in the Far East, weighted based on each country’s gross domestic product. Indexes do not incur expenses and are not available for investment.

(1)	Effective March 1, 2007 the benchmark for comparison changed to the MSCI All Country World ex-U.S. Index.

62	Artio Global Funds ï 2011 Annual Report

FUND PERFORMANCE

Artio International Equity Fund II

It is the Artio International Equity Fund II’s policy to declare and pay annual dividends from its net investment income and distribute net realized capital gains, if any, annually.

Average Annual Total Return*—Class A

Year Ended 10/31/11	(12.61)%

Five Years Ended 10/31/11	(3.35)%

Inception (5/4/05) through 10/31/11	2.67%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate and will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. For up to date month-end performance information, please call 800-387-6977.

*	All average annual total return figures shown reflect the reinvestment of dividends and capital gains distributions. The International Equity Fund II Class A commenced operations on May 4, 2005. Total returns for the Fund reflect expenses, waived and reimbursed, if applicable, by the Adviser and/or Administrator. Without such waivers and reimbursements, total returns would have been lower.

Growth of $10,000 invested in Class A shares of Artio International Equity Fund II vs. MSCI All Country World ex-U.S. Index(1) May 4, 2005-October 31, 2011†

†	Hypothetical illustration of $10,000 invested on May 4, 2005 assuming reinvestment of dividends and capital gains distributions through October 31, 2011. This period was one in which stock and bond prices fluctuated and the results should not be considered as a representation of dividend income or capital gain or loss which may be realized from an investment in the International Equity Fund II today. No adjustment has been made for shareholder tax liability on dividends or capital gains distributions. The MSCI All Country World ex-U.S. Index(1) is a composite portfolio consisting of equity total returns for the countries of Europe, Australia, New Zealand and countries in the Far East, weighted based on each country’s gross domestic product. Indexes do not incur expenses and are not available for investment.

(1)	Effective March 1, 2007 the benchmark for comparison changed to the MSCI All Country World ex-U.S. Index.

Artio Global Funds ï 2011 Annual Report	63

FUND PERFORMANCE

Artio Total Return Bond Fund

It is the Artio Total Return Bond Fund’s policy to declare and pay monthly dividends from its net investment income and distribute net realized capital gains, if any, annually.

Average Annual Total Return*—Class A

Year Ended 10/31/11	5.49%

Five Years Ended 10/31/11	6.71%

Ten Years Ended 10/31/11	6.56%

Inception (7/1/92) through 10/31/11	6.25%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. For up to date month-end performance information, please call 800-387-6977.

*	All average annual total return figures shown reflect the reinvestment of dividends and capital gains distributions. The Artio Total Return Bond Fund commenced operations on July 1, 1992 and the service providers waived their advisory, sub-advisory and administration fees from 7/1/92 to 10/31/92 and from 9/1/98 to 10/31/03; without such waivers and reimbursements, total returns would have been lower.

Growth of $10,000 invested in Class A shares of Artio Total Return Bond Fund vs. Barclays Capital U.S. Aggregate Bond Index October 31, 2001-October 31, 2011†

†	Hypothetical illustration of $10,000 invested on October 31, 2001 assuming reinvestment of dividends and capital gains distributions and application of fee waivers through October 31, 2011. This period was one in which stock and bond prices fluctuated and the results should not be considered a representation of the income or capital gain or loss which may be realized from an investment in the Total Return Bond Fund today. No adjustment has been made for shareholder tax liability on dividends or capital gains distributions. The Lehman Brothers U.S. Aggregate Bond Index, an unmanaged index used as a general measure of U.S. fixed income securities, tracks the performance of debt instruments issued by corporations and the U.S. Government and its agencies. Indexes do not incur expenses and are not available for investment.

(1)	Effective September 22, 2008 the benchmark for comparison changed from the Lehman Brothers U.S. Aggregate Bond Index to the Barclays Capital U.S. Aggregate Bond Index.

64	Artio Global Funds ï 2011 Annual Report

FUND PERFORMANCE

Artio Global High Income Fund

It is the Artio Global High Income Fund’s policy to declare and pay monthly dividends from its net investment income and distribute net realized capital gains, if any, annually.

Total Return*—Class A

Year Ended 10/31/11	1.30%

Five Years Ended 10/31/11	7.25%

Inception (12/17/02) through 10/31/11	9.65%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. For up to date month-end performance information, please call 800-387-6977.

*	Total return figures shown reflect the reinvestment of dividends and capital gains distributions. The Global High Income Fund commenced operations on December 17, 2002 and the Adviser had contractually agreed to reimburse certain expenses of the Fund through 2/28/2006; without such reimbursements total returns would have been lower.

Growth of $10,000 invested in Class A shares of Artio Global High Income Fund vs. BofA Merrill Lynch Global High Yield Constrained Index December 17, 2002-October 31, 2011†

†	Hypothetical illustration of $10,000 invested on December 17, 2002 assuming reinvestment of dividends and capital gains distributions and application of fee waivers through 2/28/2006. This period was one in which stock and bond prices fluctuated and the results should not be considered a representation of the income or capital gain or loss which may be realized from an investment in the Global High Income Fund today. No adjustment has been made for shareholder tax liability on dividends or capital gains distributions. The BofA Merrill Lynch Global High Yield Constrained Index tracks the performance of below investment grade bonds of corporate issuers domiciled in countries having an investment grade of foreign currency long-term debt rating (based on a composite of Moody’s Investors Service, Inc. and Standard & Poor’s Rating Service). Indexes do not incur expenses and are not available for investment.

Artio Global Funds ï 2011 Annual Report	65

FUND PERFORMANCE

Artio U.S. Microcap Fund

It is the Artio U.S. Microcap Fund’s policy to declare and pay annual dividends from its net investment income and distribute net realized capital gains, if any, annually.

Average Annual Total Return*—Class A

Year Ended 10/31/11	8.39%

Five Years Ended 10/31/11	1.32%

Inception (7/24/06) through 10/31/11	3.55%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate and will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. For up to date month-end performance information, please call 800-387-6977.

*	All average annual total return figures shown reflect the reinvestment of dividends and capital gains distributions. The U.S. Microcap Fund Class A commenced operations on July 24, 2006. Total returns for the Fund reflect expenses, waived and reimbursed, if applicable, by the Adviser and/or Administrator. Without such waivers and reimbursements, total returns would have been lower.

Growth of $10,000 invested in Class A shares of Artio U.S. Microcap Fund vs. Russell 2000 Index July 24, 2006-October 31, 2011†

†	Hypothetical illustration of $10,000 invested on July 24, 2006 assuming reinvestment of dividends and capital gains distributions through October 31, 2011. This period was one in which stock and bond prices fluctuated and the results should not be considered as a representation of dividend income or capital gain or loss which may be realized from an investment in the U.S. Microcap Fund today. No adjustment has been made for shareholder tax liability on dividends or capital gains distributions.

66	Artio Global Funds ï 2011 Annual Report

FUND PERFORMANCE

Artio U.S. Smallcap Fund

It is the Artio U.S. Smallcap Fund’s policy to declare and pay annual dividends from its net investment income and distribute net realized capital gains, if any, annually.

Average Annual Total Return*—Class A

Year Ended 10/31/11	5.56%

Five Years Ended 10/31/11	4.84%

Inception (7/24/06) through 10/31/11	6.67%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate and will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. For up to date month-end performance information, please call 800-387-6977.

*	All average annual total return figures shown reflect the reinvestment of dividends and capital gains distributions. The U.S. Smallcap Fund Class A commenced operations on July 24, 2006. Total returns for the Fund reflect expenses, waived and reimbursed, if applicable, by the Adviser and/or Administrator. Without such waivers and reimbursements, total returns would have been lower.

Growth of $10,000 invested in Class A shares of Artio U.S. Smallcap Fund vs. Russell 2000 Index July 24, 2006-October 31, 2011†

†	Hypothetical illustration of $10,000 invested on July 24, 2006 assuming reinvestment of dividends and capital gains distributions through October 31, 2011. This period was one in which stock and bond prices fluctuated and the results should not be considered as a representation of dividend income or capital gain or loss which may be realized from an investment in the U.S. Smallcap Fund today. No adjustment has been made for shareholder tax liability on dividends or capital gains distributions.

Artio Global Funds ï 2011 Annual Report	67

FUND PERFORMANCE

Artio U.S. Midcap Fund

It is the Artio U.S. Midcap Fund’s policy to declare and pay annual dividends from its net investment income and distribute net realized capital gains, if any, annually.

Average Annual Total Return*—Class A

Year Year Ended 10/31/11	16.09%

Five Years Ended 10/31/11	3.42%

Inception (7/24/06) through 10/31/11	5.21%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate and will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. For up to date month-end performance information, please call 800-387-6977.

*	All average annual total return figures shown reflect the reinvestment of dividends and capital gains distributions. The U.S. Midcap Fund Class A commenced operations on July 24, 2006. Total returns for the Fund reflect expenses, waived and reimbursed, if applicable, by the Adviser and/or Administrator. Without such waivers and reimbursements, total returns would have been lower.

Growth of $10,000 invested in Class A shares of Artio U.S. Midcap Fund vs. Russell Midcap Index July 24, 2006-October 31, 2011†

†	Hypothetical illustration of $10,000 invested on July 24, 2006 assuming reinvestment of dividends and capital gains distributions through October 31, 2011. This period was one in which stock and bond prices fluctuated and the results should not be considered as a representation of dividend income or capital gain or loss which may be realized from an investment in the U.S. Midcap Fund today. No adjustment has been made for shareholder tax liability on dividends or capital gains distributions.

68	Artio Global Funds ï 2011 Annual Report

FUND PERFORMANCE

Artio U.S. Multicap Fund

It is the Artio U.S. Multicap Fund’s policy to declare and pay annual dividends from its net investment income and distribute net realized capital gains, if any, annually.

Average Annual Total Return*—Class A

Year Ended 10/31/11	8.66%

Five Years Ended 10/31/11	2.05%

Inception (7/24/06) through 10/31/11	3.98%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate and will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. For up to date month-end performance information, please call 800-387-6977.

*	All average annual total return figures shown reflect the reinvestment of dividends and capital gains distributions. The U.S. Multicap Fund Class A commenced operations on July 24, 2006. Total returns for the Fund reflect expenses, waived and reimbursed, if applicable, by the Adviser and/or Administrator. Without such waivers and reimbursements, total returns would have been lower.

Growth of $10,000 invested in Class A shares of Artio U.S. Multicap Fund vs. Russell 3000 Index July 24, 2006-October 31, 2011†

†	Hypothetical illustration of $10,000 invested on July 24, 2006 assuming reinvestment of dividends and capital gains distributions through October 31, 2011. This period was one in which stock and bond prices fluctuated and the results should not be considered as a representation of dividend income or capital gain or loss which may be realized from an investment in the U.S. Multicap Fund today. No adjustment has been made for shareholder tax liability on dividends or capital gains distributions.

Artio Global Funds ï 2011 Annual Report	69

PORTFOLIO OF INVESTMENTS	October 31, 2011

Artio Global Equity Fund Inc.

Share		Fair
Amount	Description	Value (Note 2)
COMMON STOCKS—86.2%†
	United States—46.5%
3,814	Airgas Inc	$262,975
1,095	Amazon.com Inc (1)	233,793
3,234	Amgen Inc	185,211
7,678	Annaly Capital Management REIT	129,374
4,005	Aon Corp	186,713
2,461	Apple Inc (1)	996,164
8,671	Archer-Daniels-Midland Co	250,939
10,476	AT&T Inc	307,052
3,992	Automatic Data Processing	208,901
2,413	Berkshire Hathaway-Class B (1)	187,876
8,168	CareFusion Corp (1)	209,101
3,429	Chevron Corp	360,216
8,543	Citigroup Inc	269,873
1,922	Coach Inc	125,065
4,398	ConocoPhillips	306,321
20,569	Cott Corp (1)	145,629
3,500	Covidien PLC	164,640
1,269	Cummins Inc	126,177
6,006	CVR Energy (1)	148,709
8,834	CVR Partners	222,175
9,168	CVS Caremark	332,798
2,705	Danaher Corp	130,787
21,886	Dean Foods (1)	212,732
2,337	Digital Realty REIT	145,665
18,525	Eagle Rock Energy Partners	185,620
9,538	El Paso Corp	238,545
11,520	EMC Corp (1)	282,355
1,253	Equinix Inc (1)	120,301
6,072	Exelon Corp	269,536
3,841	Expedia Inc	100,865
4,311	Express Scripts (1)	197,142
9,351	Exxon Mobil	730,220
4,839	General Mills	186,447
1,224	Google Inc-Class A (1)	725,391
3,500	Halliburton Co	130,760
3,195	Hasbro Inc	121,602
4,810	Healthsouth Corp (1)	84,945
3,113	Hershey Co	178,157
4,032	Hospira Inc (1)	126,806

See Notes to Financial Statements

70	Artio Global Funds ï 2011 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2011

Artio Global Equity Fund Inc.

Share		Fair
Amount	Description	Value (Note 2)
COMMON STOCKS—Continued
	United States—Continued

3,109	Howard Hughes (1)	$149,170
1,861	Humana Inc	157,980
10,835	Insulet Corp (1)	176,827
1,927	International Business Machines	355,782
5,308	ITT Corp	242,045
7,698	Johnson & Johnson	495,674
6,921	Johnson Controls	227,909
6,857	JPMorgan Chase	238,349
3,561	Las Vegas Sands (1)	167,189
5,438	Liberty Global-Class A (1)	218,499
6,700	Liberty Media-Starz Series A (1)	457,610
6,445	LyondellBasell Industries-Class A	211,783
207	MasterCard Inc-Class A	71,879
3,146	McDonald’s Corp	292,106
2,811	Mead Johnson Nutrition-Class A	201,970
15,644	Microsoft Corp	416,600
2,492	Mosaic Co	145,932
5,751	Motorola Solutions	269,779
7,799	National Financial Partners (1)	106,612
1,892	National-Oilwell Varco	134,956
12,238	NCR Corp (1)	233,012
2,498	Occidental Petroleum	232,164
12,681	Oracle Corp	415,556
6,541	Penske Automotive Group	133,371
4,252	PepsiCo Inc	267,663
35,277	Pfizer Inc	679,435
8,351	PG&E Corp	358,258
5,587	Philip Morris International	390,364
4,953	Procter & Gamble	316,942
2,347	PVH Corp	174,640
9,514	QUALCOMM Inc	490,922
4,847	Quanta Services (1)	101,254
900	Ralph Lauren	142,911
3,929	SanDisk Corp (1)	199,082
9,971	Sara Lee	177,484
2,880	Schlumberger Ltd	211,594
2,262	Stericycle Inc (1)	189,058
1,467	T Rowe Price	77,516
3,206	Thermo Fisher Scientific (1)	161,166

See Notes to Financial Statements

Artio Global Funds ï 2011 Annual Report	71

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2011

Artio Global Equity Fund Inc.

Share		Fair
Amount	Description	Value (Note 2)
COMMON STOCKS—Continued
	United States—Continued

5,772	Tyco International	$262,915
1,622	Union Pacific	161,503
3,347	United Technologies	260,999
4,497	UnitedHealth Group	215,811
5,971	Verisk Analytics-Class A (1)	209,881
2,481	Visteon Corp (1)	137,993
6,920	Wal-Mart Stores	392,502
9,542	Wells Fargo	247,233
7,707	Williams Cos	232,058
10,588	Xcel Energy	273,700
5,164	Yum! Brands	276,635

		21,889,851

	United Kingdom—7.4%
22,578	ARM Holdings (2)	212,317
24,149	Barclays PLC (2)	74,950
19,999	BG Group (2)	435,067
9,745	BHP Billiton (2)	307,942
4,809	Burberry Group (2)	103,313
18,892	Cairn Energy (1)(2)	89,322
15,070	Diageo PLC (2)	313,356
8,529	GlaxoSmithKline PLC (2)	191,911
19,818	Hikma Pharmaceuticals (2)	215,140
28,062	HSBC Holdings (2)	245,826
4,474	Reckitt Benckiser (2)	230,371
4,716	Rio Tinto (2)	255,994
15,088	Rolls-Royce Holdings (1)(2)	170,176
1,041,072	Rolls-Royce Holdings-Class C (1)(4)	1,680
185,371	Vodafone Group (2)	516,069
7,745	Xstrata PLC (2)	129,525

		3,492,959

	China—4.6%
2,167	Baidu Inc Sponsored ADR (1)	303,770
103,000	Belle International (2)	197,289
56,520	Changsha Zoomlion Heavy Industry Science & Technology Development-Class H (2)	80,180
31,827	China Merchants Holdings International (2)	99,156
11,000	China Mobile (2)	104,878
72,360	China Resources Enterprise (2)	263,287

See Notes to Financial Statements

72	Artio Global Funds ï 2011 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2011

Artio Global Equity Fund Inc.

Share		Fair
Amount	Description	Value (Note 2)
COMMON STOCKS—Continued
	China—Continued

7,006	Ctrip.com International Sponsored ADR (1)	$244,229
112,000	Dongfeng Motor Group-Class H (2)	184,017
4,185	Focus Media Holding Sponsored ADR (1)	113,748
365,000	Geely Automobile (2)	90,928
63,000	Golden Eagle Retail (2)	154,844
86,000	Intime Department Store (2)	124,010
64,250	Wumart Stores (2)	129,225
40,000	Zhuzhou CSR Times Electric-Class H (2)	92,423

		2,181,984

	Japan—4.6%
9,000	Asahi Glass (2)	79,018
2,400	Canon Inc (2)	109,887
1,150	Fanuc Ltd (2)	186,184
600	Fast Retailing (2)	108,059
2,390	Honda Motor (2)	72,228
33,000	Isuzu Motors (2)	140,710
17	KDDI Corp (2)	124,694
5,590	Komatsu Ltd (2)	137,998
7,700	Mitsubishi Corp (2)	158,916
800	SMC Corp (2)	124,972
6,600	Softbank Corp (2)	215,283
5,840	Suzuki Motor (2)	124,855
5,100	Toyota Motor (2)	170,970
8,970	Unicharm Corp (2)	403,963

		2,157,737

	France—3.8%
1,642	BNP Paribas (2)	73,389
3,430	CFAO SA (2)	133,615
3,903	Danone SA (2)	271,961
3,512	Essilor International (2)	256,087
2,924	GDF Suez (2)	82,999
40,750	L’ Occitane International (2)	89,461
1,068	LVMH (2)	178,420
782	PPR (2)	122,686
2,659	Sanofi (2)	191,867
6,124	Schneider Electric (2)	357,569

See Notes to Financial Statements

Artio Global Funds ï 2011 Annual Report	73

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2011

Artio Global Equity Fund Inc.

Share		Fair
Amount	Description	Value (Note 2)
COMMON STOCKS—Continued
	France—Continued

1,731	Societe Generale (2)	$50,032

		1,808,086

	Switzerland—3.6%
1,670	Dufry Group (1)(2)	179,825
7,083	Nestle SA (2)	413,186
3,927	Novartis AG (2)	223,630
1,356	Roche Holding (2)	224,724
332	Swatch Group (2)	140,330
3,470	Swiss Reinsurance (1)(2)	191,321
648	Syngenta AG (1)(2)	199,766
10,113	UBS AG (1)(2)	128,604

		1,701,386

	Netherlands—2.4%
17,325	ING Groep Dutch Certificate (1)(2)	150,800
22,412	NXP Semiconductors (1)	402,743
5,492	Royal Dutch Shell ADR	389,438
5,525	Unilever NV (2)	191,514

		1,134,495

	Germany—2.3%
1,702	Brenntag AG (2)	172,543
2,465	Daimler AG (2)	126,233
3,116	Deutsche Bank (2)	130,566
4,012	E.ON AG (2)	97,774
5,757	Fraport AG (2)	364,088
1,969	Fresenius SE (2)	195,090

		1,086,294

	Canada—2.0%
2,077	Agnico-Eagle Mines	90,121
1,797	Barrick Gold	89,031
3,649	Cenovus Energy	125,424
8,589	Ivanhoe Mines (1)	176,406
3,580	Pan American Silver	100,381
3,662	Potash Corp of Saskatchewan	173,947
6,101	Suncor Energy	195,023

		950,333

See Notes to Financial Statements

74	Artio Global Funds ï 2011 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2011

Artio Global Equity Fund Inc.

Share		Fair
Amount	Description	Value (Note 2)
COMMON STOCKS—Continued

	Hong Kong—1.8%
82,000	Hang Lung Properties (2)	$297,030
5,800	Hong Kong Exchanges & Clearing (2)	97,051
120,000	Li & Fung (2)	231,760
30,800	Sands China (1)(2)	90,666
80,000	United Laboratories International (2)	61,085
24,800	Wynn Macau (2)	68,138

		845,730

	Russia—1.6%
4,915	Magnit OJSC Sponsored GDR (2)	123,472
19,771	O’Key Group Sponsored GDR (2)	143,562
8,830	Pharmstandard Sponsored GDR (1)(2)	156,461
81,845	Sberbank of Russian Federation	221,876
25,029	VTB Bank Sponsored GDR (2)	118,573

		763,944

	Spain—0.9%
7,817	Banco Bilbao Vizcaya Argentaria (2)	70,887
10,844	Banco Santander (2)	93,480
11,352	Telefonica SA (2)	244,137

		408,504

	Denmark—0.9%
3,784	Novo Nordisk-Class B (2)	402,800

	Australia—0.7%
8,947	Newcrest Mining (2)	317,285

	Sweden—0.6%
4,168	Atlas Copco-Class A	91,984
5,115	Elekta AB-Class B (2)	205,020

		297,004

	Italy—0.6%
2,837	Buzzi Unicem (1)(2)	26,182
19,634	Enel SpA (2)	93,045
25,832	Intesa Sanpaolo (2)	45,943
2,836	Saipem SpA (2)	126,996

		292,166

	South Korea—0.4%
216	Samsung Electronics (2)	187,366

See Notes to Financial Statements

Artio Global Funds ï 2011 Annual Report	75

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2011

Artio Global Equity Fund Inc.

Share		Fair
Amount	Description	Value (Note 2)
COMMON STOCKS—Continued

	India—0.4%
753	HDFC Bank ADR	$23,840
1,843	State Bank of India Sponsored GDR (2)	143,804

		167,644

	South Africa—0.3%
10,053	Shoprite Holdings (2)	147,275

	Brazil—0.3%
15,789	Diagnosticos da America	127,233

	Taiwan—0.3%
9,300	Taiwan Semiconductor Manufacturing Sponsored ADR	117,366

	Czech Republic—0.2%
428	Komercni Banka (2)	83,275

	TOTAL COMMON STOCKS (Cost $41,926,328)	40,560,717

EQUITY LINKED NOTES—3.2%
	India—2.5%
26,839	Adani Enterprises, Issued by CLSA, Expires 12/29/2014	263,430
7,108	Axis Bank, Issued by Merrill Lynch International, Expires 03/16/2015 (9)	169,281
77,429	ITC Ltd, Issued by CLSA, Expires 05/05/2015	338,961
10,149	JSW Steel, Issued by Citigroup Global Markets, Expires 10/24/2012	136,202
1,658	Larsen & Toubro, Issued by Citigroup, Expires 10/24/2012 (9)	48,116
7,480	Larsen & Toubro, Issued by CLSA, Expires 04/11/2016 (9)	217,095

		1,173,085

	United States—0.7%
7,263	Hartford Financial Services Group, Issued by Hartford Financial, Expires 06/26/2019	84,033
12,624	JPMorgan Chase, Issued by JP Morgan Chase & Co, Expires 10/28/2018	132,552
11,806	PNC Financial Services Group, Issued by PNC Financial, Expires 12/31/2018	127,859

		344,444

	TOTAL EQUITY LINKED NOTES (Cost $2,096,667)	1,517,529

See Notes to Financial Statements

76	Artio Global Funds ï 2011 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2011

Artio Global Equity Fund Inc.

Share	Fair
Amount	Description	Value (Note 2)
EXCHANGE-TRADED FUNDS—2.0%
United States—1.0%
18,805	Financial Select Sector SPDR Fund	$254,244
7,323	Industrial Select Sector SPDR Fund	244,515

498,759

Multinational—1.0%
2,731	SPDR Gold Trust (1)	457,005

TOTAL EXCHANGE-TRADED FUNDS (Cost $941,788)	955,764

PREFERRED STOCKS—0.6%
Germany—0.6%
1,469	Volkswagen AG 1.810% (2)	259,045

Philippines—0.0%
56,604	Ayala Land 0.000% (4)(12)	133

TOTAL PREFERRED STOCKS (Cost $240,199)	259,178

Face
Value	Currency
REPURCHASE AGREEMENT—3.2%
United States—3.2%
1,502,638	USD	Fixed Income Clearing Corporation Repurchase Agreement, dated 10/31/2011, due 11/01/2011, with a maturity value of $1,502,638 and an effective yield of 0.01%, collateralized by a Federal National Mortgage Association Discount Note, with a rate of 0.000%, a maturity of 12/01/2011, and an aggregate fair value of $1,535,000. (Cost $1,502,638)	1,502,638

TOTAL INVESTMENTS—95.2% (Cost $46,707,620)	44,795,826
OTHER ASSETS AND LIABILITIES—4.8%	2,278,641

TOTAL NET ASSETS—100.0%	$47,074,467

Notes to the Portfolio of Investments.

Aggregate cost for federal income tax purposes was $46,770,420.

See Notes to Financial Statements

Artio Global Funds ï 2011 Annual Report	77

SCHEDULE OF FORWARD FOREIGN EXCHANGE CONTRACTS	October 31, 2011

Artio Global Equity Fund Inc.

FORWARD FOREIGN EXCHANGE CONTRACTS TO BUY

		Contracts to Receive
Expiration		Local		Value in	In Exchange	Net Unrealized
Date	Counterparty	Currency		USD	for USD	Appreciation
12/21/11	Goldman Sachs & Co.	CHF	82,425	94,732	93,996	$736
12/21/11	Deutsche Bank AG London	EUR	1,051,282	1,465,736	1,454,239	11,497
12/21/11	UBS AG	EUR	997,284	1,390,449	1,361,303	29,146

Net unrealized appreciation on forward foreign exchange contracts to buy						$41,379

FORWARD FOREIGN EXCHANGE CONTRACTS TO SELL

		Contracts to Deliver
Expiration		Local		Value in	In Exchange	Net Unrealized
Date	Counterparty	Currency		USD	for USD	Depreciation
12/21/11	Goldman Sachs & Co.	CHF	420,136	482,865	482,006	$(859)
12/21/11	UBS AG	CHF	426,358	490,015	484,153	(5,862)
12/21/11	Deutsche Bank AG London	EUR	1,051,282	1,465,736	1,441,771	(23,965)
12/21/11	UBS AG	EUR	1,324,194	1,846,240	1,778,601	(67,639)

Net unrealized depreciation on forward foreign exchange contracts to sell						$(98,325)

Glossary of Currencies

CHF	— Swiss Franc
EUR	— Euro
USD	— United States Dollar

See Notes to Financial Statements

78	Artio Global Funds ï 2011 Annual Report

PORTFOLIO OF INVESTMENTS-Industry Sector (Unaudited)	October 31, 2011

Artio Global Equity Fund Inc.

At October 31, 2011, sector diversification of the Fund’s investments was as follows:

	% of Net	Fair
	Assets	Value (Note 2)
INDUSTRY SECTOR
Consumer Discretionary	13.3%	$6,259,567
Information Technology	13.0	6,119,173
Consumer Staples	12.8	6,023,760
Health Care	11.3	5,305,786
Financials	10.1	4,747,730
Industrials	9.7	4,574,662
Energy	9.1	4,272,433
Materials	7.0	3,302,652
Telecommunication Services	3.2	1,512,113
Utilities	2.5	1,175,312
Short-term Investment	3.2	1,502,638

Total Investments	95.2	44,795,826
Other Assets and Liabilities (Net)	4.8	2,278,641

Net Assets	100.0%	$47,074,467

See Notes to Financial Statements

Artio Global Funds ï 2011 Annual Report	79

PORTFOLIO OF INVESTMENTS	October 31, 2011

Artio International Equity Fund

Share		Fair
Amount	Description	Value (Note 2)
COMMON STOCKS—84.9%†
	United Kingdom—13.8%
885,814	AMEC PLC (2)	$13,170,686
3,174,844	ARM Holdings (2)	29,855,279
2,978,537	Barclays PLC (2)	9,244,354
4,743,502	BG Group (2)	103,192,155
3,006,508	BHP Billiton (2)	95,005,779
836,451	Burberry Group (2)	17,969,777
845,398	Cairn Energy (1)(2)	3,997,092
3,896,632	Compass Group (2)	35,503,730
1,833,054	Diageo PLC (2)	38,115,310
748,672	Genel Energy PLC (1)(4)	12,023,899
787,730	GlaxoSmithKline PLC (2)	17,724,685
3,380,063	Hikma Pharmaceuticals (2)	36,693,243
5,498,738	HSBC Holdings (2)	48,169,483
2,994,701	Premier Oil (1)(2)	17,676,987
371,259	Reckitt Benckiser (2)	19,116,489
520,889	Rio Tinto (2)	28,274,870
2,340,532	Rolls-Royce Holdings (1)(2)	26,398,688
161,496,708	Rolls-Royce Holdings-Class C (1)(4)	260,672
3,023,490	Royal Dutch Shell-Class A (2)	107,199,835
1,887,885	Smith & Nephew (2)	17,290,554
20,756,774	Vodafone Group (2)	57,786,378
2,254,358	WPP PLC (2)	23,454,304
1,912,965	Xstrata PLC (2)	31,991,911

		790,116,160

	China—10.6%
1,168,500	Anhui Conch Cement-Class H (2)	4,205,517
763,627	Baidu Inc Sponsored ADR (1)	107,045,233
39,383,325	Belle International (2)	75,435,926
18,723,620	Changsha Zoomlion Heavy Industry Science & Technology Development-Class H (2)	26,561,593
9,411,204	China Merchants Holdings International (2)	29,320,376
6,854,000	China National Building Material-Class H (2)	8,789,687
16,108,000	China Resources Enterprise (2)	58,610,127
2,048,417	Ctrip.com International Sponsored ADR (1)	71,407,817
19,998,000	Dongfeng Motor Group-Class H (2)	32,856,830
817,222	Focus Media Holding Sponsored ADR (1)	22,212,094
86,540,000	Geely Automobile (2)	21,558,646
14,429,012	Golden Eagle Retail (2)	35,464,100
24,449,000	Intime Department Store (2)	35,254,787

See Notes to Financial Statements

80	Artio Global Funds ï 2011 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2011

Artio International Equity Fund

Share		Fair
Amount	Description	Value (Note 2)
COMMON STOCKS—Continued
	China—Continued

6,087,204	Lianhua Supermarket-Class H (2)	$9,791,820
9,678,367	Tingyi (Cayman Islands) Holding (2)	27,305,632
13,295,999	Wumart Stores (2)	26,742,086
7,656,000	Zhuzhou CSR Times Electric-Class H (2)	17,689,745

		610,252,016

	Japan—9.3%
352,027	Aisin Seiki (2)	11,212,683
358,073	Canon Inc (2)	16,394,812
106,200	Daikin Industries (2)	3,154,491
350,000	Fanuc Ltd (2)	56,664,600
1,306,852	Honda Motor (2)	39,494,167
4,639,000	Isuzu Motors (2)	19,780,449
2,069,597	ITOCHU Corp (2)	20,465,074
3,221	KDDI Corp (2)	23,625,820
1,972,200	Komatsu Ltd (2)	48,687,026
1,134,397	Mitsubishi Corp (2)	23,412,166
2,259,000	Mitsubishi Electric (2)	20,855,718
527,500	Mitsui Co (2)	7,717,251
3,576,200	Nissan Motor (2)	33,033,667
155,400	Nitto Denko (2)	6,557,760
164,500	SMC Corp (2)	25,697,429
1,007,600	Softbank Corp (2)	32,866,492
1,335,000	Suzuki Motor (2)	28,541,381
1,591,889	Toyota Motor (2)	53,365,819
1,397,400	Unicharm Corp (2)	62,931,732

		534,458,537

	France—6.6%
269,989	BNP Paribas (2)	12,067,080
522,690	CFAO SA (2)	20,361,301
689,050	Danone SA (2)	48,013,050
831,203	Essilor International (2)	60,609,413
480,304	Eutelsat Communications (2)	19,918,912
109,545	Iliad SA (2)	12,900,796
9,747,252	L’ Occitane International (2)	21,398,879
355,470	LVMH (2)	59,384,674
108,184	PPR (2)	16,972,668
249,731	Sanofi (2)	18,019,964
1,075,326	Schneider Electric (2)	62,786,344

See Notes to Financial Statements

Artio Global Funds ï 2011 Annual Report	81

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2011

Artio International Equity Fund

Share		Fair
Amount	Description	Value (Note 2)
COMMON STOCKS—Continued
	France—Continued

791,557	SES SA FDR (2)	$20,357,684
213,469	Societe Generale (2)	6,170,082

		378,960,847

	Hong Kong—5.0%
35,728,000	Hang Lung Properties (2)	129,418,259
988,600	Hong Kong Exchanges & Clearing (2)	16,542,154
22,256,000	Li & Fung (2)	42,983,719
14,291,600	Sands China (1)(2)	42,070,377
27,606,000	Trinity Ltd (2)	24,974,987
7,498,000	United Laboratories International (2)	5,725,206
9,733,200	Wynn Macau (2)	26,741,921

		288,456,623

	Germany—5.0%
275,157	BMW AG (2)	22,604,075
163,511	Brenntag AG (2)	16,576,159
379,047	Daimler AG (2)	19,411,072
356,658	Deutsche Bank (2)	14,944,599
2,075,010	Fraport AG (2)	131,229,271
775,828	Fresenius SE (2)	76,869,663
124,603	Henkel AG (2)	6,138,033

		287,772,872

	Canada—4.9%
1,007,731	Barrick Gold	49,927,453
616,771	Cenovus Energy	21,199,659
2,433,641	Ivanhoe Mines (1)	49,983,666
165,287	Pan American Silver	4,634,526
1,680,263	Potash Corp of Saskatchewan	79,813,550
2,414,275	Suncor Energy	77,174,157

		282,733,011

	Switzerland—4.8%
486,061	Dufry Group (1)(2)	52,338,870
121,419	Flughafen Zuerich (2)	46,930,583
276,607	Nobel Biocare (1)(2)	3,419,095
688,660	Novartis AG (2)	39,216,936
74,695	Swatch Group (2)	31,572,183
462,984	Swiss Reinsurance (1)(2)	25,527,012
206,630	Syngenta AG (1)(2)	63,699,921

See Notes to Financial Statements

82	Artio Global Funds ï 2011 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2011

Artio International Equity Fund

Share		Fair
Amount	Description	Value (Note 2)
COMMON STOCKS—Continued
	Switzerland—Continued

1,141,541	UBS AG (1)(2)	$14,516,686

		277,221,286

	Russia—4.8%
53,536,950	Chelindbank OJSC (1)(4)(10)	4,282,956
337,701	Cherkizovo Group (1)	7,057,805
115,022	Cherkizovo Group Sponsored GDR (1)(2)	1,599,365
656,887	Holcim Russia (1)(4)(10)(12)	35,445,596
547,651	Kuban Trunk Grid (1)(4)	69,552
538,651	Kubanenergo OAO (1)	1,630,781
46,329	Magnit OJSC	5,004,647
767,163	O’Key Group Sponsored GDR (2)	5,570,561
670,892	Pharmstandard (1)	46,901,911
416,823	Pharmstandard Sponsored GDR (1)(2)	7,385,781
5,073,965	RTS Stock Exchange-BRD (1)(4)	29,175,299
26,820,101	Sberbank of Russian Federation	72,707,390
817,203	Sibirskiy Cement (1)(4)	12,870,947
452,896	Veropharm (4)	13,751,970
6,556,264	VTB Bank Sponsored GDR (2)	31,059,671

		274,514,232

	India—3.9%
4,930,930	Adani Enterprises (2)	47,919,854
176,225	Agre Developers (1)(2)	145,462
2,327,219	HDFC Bank (2)	23,252,156
1,109,506	Housing Development Finance (2)	15,552,818
4,610,502	Jain Irrigation Systems (2)	11,745,748
2,038,076	JSW Steel (2)	26,970,139
781,460	Larsen & Toubro (2)	22,527,516
7,648,955	Mundra Port & Special Economic Zone (2)	25,557,147
4,031,010	Pantaloon Retail India (2)	17,313,332
1,159,068	Reliance Capital (2)	8,684,777
668,611	State Bank of India (2)	25,947,448

		225,616,397

	Ireland—1.9%
1,877,624	CRH PLC (2)	33,926,986
8,135,504	Dragon Oil (2)	72,506,061

		106,433,047

See Notes to Financial Statements

Artio Global Funds ï 2011 Annual Report	83

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2011

Artio International Equity Fund

Share		Fair
Amount	Description	Value (Note 2)
COMMON STOCKS—Continued

	Romania—1.7%
813,511	Antibiotice (2)	$105,955
16,415,074	BRD-Groupe Societe Generale (2)	58,510,150
14,619,597	Cemacon SA (1)(2)(10)	326,281
7,691,800	Compa Sibiu (1)(2)	1,035,548
15,345,894	Concefa SA (1)(2)	305,437
8,433,817	Condmag SA (1)(2)	576,760
25,558,000	Dafora SA (1)(2)	615,325
16,912,495	Impact Developer & Contractor (1)(10)	1,124,829
291,094,864	OMV Petrom (2)	28,533,746
6,887,600	Spicul Buzau (1)	364,318
11,918,318	Zentiva SA (2)	3,386,355

		94,884,704

	Denmark—1.6%
847,053	Novo Nordisk-Class B (2)	90,167,348

	Australia—1.5%
7,782,270	Asciano Group (2)	12,371,257
9,019,927	MAp Group (2)	32,426,620
1,224,840	Newcrest Mining (2)	43,436,181

		88,234,058

	Bulgaria—1.0%
264,409	Bulgarian American Credit Bank (1)(2)	716,882
1,276,434	Central Cooperative Bank (1)(2)	863,821
10,693,367	Chimimport AD (1)(2)(10)	13,520,174
239,061	DZI Insurance (4)(10)(12)	12,037,436
4,078,860	LEV Insurance (4)(10)(12)	3,228,649
708,252	Sopharma AD (2)	1,666,991
1,397,011	Sparki Eltos Lovetch (1)(2)(10)	1,012,666
11,652,801	Vivacom (4)(12)	26,175,799

		59,222,418

	Nigeria—0.9%
4,828,157	Guinness Nigeria	6,171,855
5,339,119	Nestle Foods Nigeria	13,410,660
33,479,541	Nigerian Breweries	19,236,283
10,739,573	PZ Cussons Nigeria	2,023,153
62,502,360	Unilever Nigeria	10,322,211

		51,164,162

See Notes to Financial Statements

84	Artio Global Funds ï 2011 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2011

Artio International Equity Fund

Share		Fair
Amount	Description	Value (Note 2)
COMMON STOCKS—Continued

	Sweden—0.7%
848,932	Atlas Copco-Class A (2)	$18,606,510
579,656	Elekta AB-Class B (2)	23,233,859

		41,840,369

	Netherlands—0.7%
160,281	ASML Holding (2)	6,746,543
3,509,627	ING Groep Dutch Certificate (1)(2)	30,548,410
123,913	Koninklijke Ten Cate (2)	4,273,968

		41,568,921

	Ukraine—0.7%
214,485	Anthousa Ltd Sponsored GDR (1)(4)(9)	1,794,981
8,916,599	Bank Forum (1)(4)	2,073,615
76,261,005	Bohdan Automobile Plant (1)(2)	2,111,823
1,237,519	Chernivtsioblenergo (1)(4)	243,500
5,006,914	Davento PLC GDR (4)(9)(10)	5,084,090
22,500	Dniproenergo (1)(2)(4)	1,729,867
7,562,990	Harkivoblenergo (1)(4)	1,067,672
902,412	Khmelnitskoblenergo JSC (1)(4)	87,372
2,750,000	Kirovogradoblenergo (1)(4)	377,912
168,262	Korukivskas Technical Papers Factory (1)(4)	998,494
3,228,131	Krymenergo (1)(4)	362,961
115,161	Kyivmedpreparat (1)(4)	366,869
189,156	Lvivoblenergo (1)(4)	23,052
267,596	Odessaoblenergo (1)(4)	16,882
5,542,248	Oranta (1)(4)	986,658
488,244	Poltavaoblenergo (1)(4)	97,594
166,816,980	Raiffeisen Bank Aval (1)(2)	3,102,198
75,228	Retail Group (1)(4)(12)	5,124,564
21,017	Rodovid Bank (1)(4)(12)	181
8,375,303	Slavutich Brewery (1)(4)	2,563,495
641,180	Ternopiloblenergo (1)(4)	48,862
2,636,403	Tsukrovyy soyz Ukrros (1)(4)	494,048
1,153,346,022	Ukrinbank (1)(4)(10)	1,440,872
12,460	Ukrnafta (1)(2)(4)	606,062
8,685	Ukrnafta Sponsored ADR (4)	2,540,236
88,435,914	Ukrsotsbank JSCB (1)(2)	2,223,786
65,728	Vinnitsaoblenergo (1)(4)	385,935
4,114,636	Volynoblenergo (1)(4)	78,391
4,799,516	Zakarpattyaoblenergo (1)(4)	479,682

See Notes to Financial Statements

Artio Global Funds ï 2011 Annual Report	85

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2011

Artio International Equity Fund

Share		Fair
Amount	Description	Value (Note 2)
COMMON STOCKS—Continued
	Ukraine—Continued

6,621	Zakhidenergo (1)(2)(4)	$204,892
595,792	Zakhidenergo GDR (1)(4)	4,633,401
400,000	Zhytomyroblenergo (1)(4)	46,374

		41,396,321

	Czech Republic—0.7%
208,176	Komercni Banka (2)	40,504,126

	Austria—0.6%
741,491	Flughafen Wien (2)	33,572,111

	Italy—0.6%
206,121	Buzzi Unicem (1)(2)	1,902,253
3,186,105	Intesa Sanpaolo (2)	5,666,569
536,076	Saipem SpA (2)	24,005,499

		31,574,321

	Serbia—0.5%
435,667	AIK Banka AD (1)(10)	10,696,160
48,500	Energoprojekt Holding (1)(4)	294,670
78,573	Imlek ad (1)(4)	2,539,898
8,730	Industrijske Nekretnine (1)(4)	—
415,050	Komercijalna Banka (1)(4)	11,084,047
81,118	Privredna Banka (1)	403,238
78,160	Toza Markovic ad Kikinda (1)(4)(10)(12)	2,604,254
16,667	Univerzal Banka (1)(4)	632,895

		28,255,162

	Spain—0.5%
964,163	Banco Bilbao Vizcaya Argentaria (2)	8,743,332
2,006,222	Banco Santander (2)	17,294,447

		26,037,779

	Israel—0.4%
602,849	Teva Pharmaceutical Industries Sponsored ADR	24,626,382

	Finland—0.4%
653,985	Fortum Oyj (2)	16,038,821
291,647	Olvi Oyj-Class A (2)	6,299,871

		22,338,692

See Notes to Financial Statements

86	Artio Global Funds ï 2011 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2011

Artio International Equity Fund

Share		Fair
Amount	Description	Value (Note 2)
COMMON STOCKS—Continued

	Georgia—0.4%
1,606,688	Bank of Georgia Sponsored GDR (2)(10)	$20,438,320

	Venezuela—0.3%
47,655	Banco Provincial (4)	200,348
156	Banco Venezolano de Credito (4)	60,119
15,843,815	Cemex Venezuela SACA-I (1)(4)	1,313,688
2,797,732	Mercantil Servicios Financieros-Class B (4)	11,598,679
2,847,910	Siderurgica Venezolana Sivensa (4)(10)	2,434,509

		15,607,343

	Lebanon—0.3%
287,867	SOLIDERE-Class A (2)	4,172,485
777,179	SOLIDERE Sponsored GDR (9)	11,276,868

		15,449,353

	South Africa—0.2%
954,930	Shoprite Holdings (2)	13,989,563

	Norway—0.2%
1,818,032	Copeinca ASA (1)(2)	11,887,088

	Poland—0.1%
775,007	Polska Grupa Farmaceutyczna (2)	7,926,164

	Mexico—0.1%
1,943,379	Grupo Financiero Banorte	6,707,388

	Zambia—0.1%
9,363,990	Zambeef Products	5,536,304

	Brazil—0.1%
638,720	Diagnosticos da America	5,147,015

	Greece—0.0%
137,551	Coca-Cola Hellenic Bottling (1)(2)	2,699,600

	Latvia—0.0%
1,424,182	AS Parex Banka (4)(12)	279,501

	TOTAL COMMON STOCKS (Cost $5,175,115,407)	4,877,589,541

PREFERRED STOCKS—1.7%
	Germany—1.4%
323,760	Henkel AG 1.720% (2)	19,365,497

See Notes to Financial Statements

Artio Global Funds ï 2011 Annual Report	87

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2011

Artio International Equity Fund

Share		Fair
Amount	Description	Value (Note 2)
PREFERRED STOCKS—Continued
	Germany—Continued

343,276	Volkswagen AG 1.810% (2)	$60,533,734

		79,899,231

	Bulgaria—0.2%
6,416,021	Chimimport AD 9.000% (10)	9,603,671

	Russia—0.1%
3,611,690	TNK-BP Holding 10.350%	8,856,453

	Philippines—0.0%
11,528,247	Ayala Land 0.000% (4)(12)	27,039

	TOTAL PREFERRED STOCKS (Cost $78,527,081)	98,386,394

EQUITY LINKED NOTES—1.3%
	India—0.9%
11,142	Agre Developers, Issued by Merrill Lynch International, Expires 09/17/2015 (1)(9)	9,198
899,743	Axis Bank, Issued by Merrill Lynch International, Expires 03/16/2015 (9)	21,427,920
927,665	Larsen & Toubro, Issued by CLSA, Expires 04/11/2016 (9)	26,923,992
222,850	Pantaloon Retail, Issued by Merrill Lynch International, Expires 01/29/2015 (9)	888,280

		49,249,390

	Ireland—0.2%
2,950,960	Ryanair Holdings, Issued by Barclays Bank, Expires 02/08/2012 (9)	14,080,827

	Ukraine—0.2%
1,016	Laona Investments, Issued by HypoVereinsbank AG, Expires 11/11/2011 (1)(4)(12)	7,256,983
234	Laona Investments, Issued by HypoVereinsbank AG, Expires 04/22/2012 (1)(4)(12)	1,671,392

		8,928,375

	TOTAL EQUITY LINKED NOTES (Cost $75,630,381)	72,258,592

See Notes to Financial Statements

88	Artio Global Funds ï 2011 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2011

Artio International Equity Fund

Share		Fair
Amount	Description	Value (Note 2)
EXCHANGE-TRADED FUNDS—0.1%
	Sweden—0.1%
1,465,000	NAXS Nordic Access Buyout Fund (1)(2)(10)	$5,637,359

	Russia—0.0%
92,634	Renaissance Pre-IPO Fund (1)(4)	1,389,510

	Romania—0.0%
1,202,000	SIF 1 Banat Crisana Arad (2)	292,331
2,112,000	SIF 3 Transilvania Brasov (2)	299,084
2,609,855	SIF 4 Muntenia Bucuresti (2)	416,288

		1,007,703

	TOTAL EXCHANGE-TRADED FUNDS (Cost $20,693,374)	8,034,572

FOREIGN GOVERNMENT COMPENSATION NOTES—0.0%
	Bulgaria—0.0%
12,056,324	Bulgaria Compensation Notes (1)	1,685,117
3,752,865	Bulgaria Housing Compensation Notes (1)(4)	556,654

	TOTAL FOREIGN GOVERNMENT COMPENSATION NOTES (Cost $6,898,211)	2,241,771

RIGHTS—0.0%
	Bulgaria—0.0%
524,167	Central Cooperative Bank (1)(Cost $—)	—

See Notes to Financial Statements

Artio Global Funds ï 2011 Annual Report	89

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2011

Artio International Equity Fund

Face			Fair
Value	Currency	Description	Value (Note 2)
REPURCHASE AGREEMENT—9.3%
		United States—9.3%
532,568,367	USD	Fixed Income Clearing Corporation Repurchase Agreement, dated 10/31/2011, due 11/01/2011, with a maturity value of $532,568,515 and an effective yield of 0.01%, collateralized by U.S. Government and Agency Obligations, with rates ranging from 1.750%-4.250%, maturities ranging from 09/30/2012-10/26/2016, and an aggregate fair value of $543,224,175 (Cost $532,568,367)	$532,568,367

		TOTAL INVESTMENTS—97.3% (Cost $5,889,432,821)	5,591,079,237
		OTHER ASSETS AND LIABILITIES—2.7%	156,174,551

		TOTAL NET ASSETS—100.0%	$5,747,253,788

Notes to the Portfolio of Investments.

Aggregate cost for federal income tax purposes was $5,969,440,307.

See Notes to Financial Statements

90	Artio Global Funds ï 2011 Annual Report

SCHEDULE OF FORWARD FOREIGN EXCHANGE CONTRACTS	October 31, 2011

Artio International Equity Fund

FORWARD FOREIGN EXCHANGE CONTRACTS TO BUY

		Contracts to Receive				Net Unrealized
Expiration		Local		Value in	In Exchange	Appreciation
Date	Counterparty	Currency		USD	for USD	(Depreciation)
12/21/11	Credit Suisse	EUR	142,486,733	198,660,252	197,666,138	$994,114
12/21/11	Deutsche Bank AG London	EUR	290,859,618	405,527,194	407,776,387	(2,249,193)
12/21/11	UBS AG	EUR	209,911,618	292,666,512	286,531,668	6,134,844

Net unrealized appreciation on forward foreign exchange contracts to buy						$4,879,765

FORWARD FOREIGN EXCHANGE CONTRACTS TO SELL

		Contracts to Deliver
Expiration		Local		Value in	In Exchange	Net Unrealized
Date	Counterparty	Currency		USD	for USD	Depreciation
12/21/11	Goldman Sachs & Co	CHF	55,386,276	63,655,824	63,542,605	$(113,219)
12/21/11	UBS AG	CHF	56,524,155	64,963,596	64,186,407	(777,189)
12/21/11	Credit Suisse	EUR	181,377,429	252,883,093	250,695,689	(2,187,404)
12/21/11	Deutsche Bank AG London	EUR	362,054,662	504,789,951	498,695,445	(6,094,506)
12/21/11	UBS AG	EUR	209,911,618	292,666,511	281,944,349	(10,722,162)

Net unrealized depreciation on forward foreign exchange contracts to sell						$(19,894,480)

Glossary of Currencies

CHF	— Swiss Franc
EUR	— Euro
USD	— United States Dollar

See Notes to Financial Statements

Artio Global Funds ï 2011 Annual Report	91

PORTFOLIO OF INVESTMENTS-Industry Sector (Unaudited)	October 31, 2011

Artio International Equity Fund

At October 31, 2011, sector diversification of the Fund’s investments was as follows:

	% of Net	Fair
	Assets	Value (Note 2)
INDUSTRY SECTOR
Consumer Discretionary	18.5%	$1,063,794,184
Industrials	14.6	838,056,400
Financials	13.8	790,848,285
Materials	10.1	582,509,714
Health Care	8.8	509,163,734
Energy	8.6	493,297,852
Consumer Staples	7.6	439,820,046
Information Technology	2.8	160,041,867
Telecommunication Services	2.7	153,355,285
Utilities	0.5	27,623,503
Short-term Investment	9.3	532,568,367

Total Investments	97.3	5,591,079,237
Other Assets and Liabilities (Net)	2.7	156,174,551

Net Assets	100.0%	$5,747,253,788

See Notes to Financial Statements

92	Artio Global Funds ï 2011 Annual Report

PORTFOLIO OF INVESTMENTS	October 31, 2011

Artio International Equity Fund II

Share		Fair
Amount	Description	Value (Note 2)
COMMON STOCKS—85.4%†
	United Kingdom—14.6%
818,909	AMEC PLC (2)	$12,175,912
2,967,630	ARM Holdings (2)	27,906,701
2,565,946	Barclays PLC (2)	7,963,814
4,421,833	BG Group (2)	96,194,431
2,710,161	BHP Billiton (2)	85,641,201
930,913	Burberry Group (2)	19,999,138
759,975	Cairn Energy (1)(2)	3,593,207
3,527,714	Compass Group (2)	32,142,375
1,711,844	Diageo PLC (2)	35,594,949
1,107,853	GlaxoSmithKline PLC (2)	24,927,762
3,046,408	Hikma Pharmaceuticals (2)	33,071,155
5,149,226	HSBC Holdings (2)	45,107,723
2,397,609	Premier Oil (1)(2)	14,152,499
356,001	Reckitt Benckiser (2)	18,330,840
405,340	Rio Tinto (2)	22,002,645
2,300,293	Rolls-Royce Holdings (1)(2)	25,944,835
158,720,217	Rolls-Royce Holdings-Class C (1)(4)	256,191
2,738,218	Royal Dutch Shell-Class A (2)	97,085,328
1,861,283	Smith & Nephew (2)	17,046,915
20,364,496	Vodafone Group (2)	56,694,285
2,079,136	WPP PLC (2)	21,631,297
1,608,635	Xstrata PLC (2)	26,902,378

		724,365,581

	China—10.8%
973,500	Anhui Conch Cement-Class H (2)	3,503,698
651,814	Baidu Inc Sponsored ADR (1)	91,371,287
35,584,675	Belle International (2)	68,159,886
16,219,120	Changsha Zoomlion Heavy Industry Science & Technology Development-Class H (2)	23,008,673
7,967,912	China Merchants Holdings International (2)	24,823,835
5,256,000	China National Building Material-Class H (2)	6,740,384
16,524,000	China Resources Enterprise (2)	60,123,773
1,914,843	Ctrip.com International Sponsored ADR (1)	66,751,427
18,200,000	Dongfeng Motor Group-Class H (2)	29,902,705
755,943	Focus Media Holding Sponsored ADR (1)	20,546,531
73,535,000	Geely Automobile (2)	18,318,871
13,040,534	Golden Eagle Retail (2)	32,051,453
17,686,000	Intime Department Store (2)	25,502,727
9,435,128	Tingyi (Cayman Islands) Holding (2)	26,619,381

See Notes to Financial Statements

Artio Global Funds ï 2011 Annual Report	93

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2011

Artio International Equity Fund II

Share		Fair
Amount	Description	Value (Note 2)
COMMON STOCKS—Continued
	China—Continued

11,774,250	Wumart Stores (2)	$23,681,410
7,037,000	Zhuzhou CSR Times Electric-Class H (2)	16,259,500

		537,365,541

	Japan—9.8%
317,348	Aisin Seiki (2)	10,108,096
454,764	Canon Inc (2)	20,821,929
94,100	Daikin Industries (2)	2,795,081
304,440	Fanuc Ltd (2)	49,288,488
1,285,132	Honda Motor (2)	38,837,770
4,088,000	Isuzu Motors (2)	17,431,014
1,866,188	ITOCHU Corp (2)	18,453,677
3,080	KDDI Corp (2)	22,591,594
1,749,130	Komatsu Ltd (2)	43,180,174
967,738	Mitsubishi Corp (2)	19,972,587
1,951,000	Mitsubishi Electric (2)	18,012,176
490,500	Mitsui Co (2)	7,175,946
3,196,900	Nissan Motor (2)	29,530,040
144,500	Nitto Denko (2)	6,097,789
140,500	SMC Corp (2)	21,948,260
950,800	Softbank Corp (2)	31,013,756
1,121,900	Suzuki Motor (2)	23,985,450
1,549,694	Toyota Motor (2)	51,951,291
1,258,500	Unicharm Corp (2)	56,676,388

		489,871,506

	France—7.3%
232,590	BNP Paribas (2)	10,395,543
443,177	CFAO SA (2)	17,263,886
723,326	Danone SA (2)	50,401,404
903,354	Essilor International (2)	65,870,498
448,955	Eutelsat Communications (2)	18,618,823
96,306	Iliad SA (2)	11,341,678
9,283,979	L’ Occitane International (2)	20,381,820
307,354	LVMH (2)	51,346,434
104,544	PPR (2)	16,401,599
276,854	Sanofi (2)	19,977,092
1,020,747	Schneider Electric (2)	59,599,575
739,894	SES SA FDR (2)	19,028,988

See Notes to Financial Statements

94	Artio Global Funds ï 2011 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2011

Artio International Equity Fund II

Share		Fair
Amount	Description	Value (Note 2)
COMMON STOCKS—Continued
	France—Continued

183,899	Societe Generale (2)	$5,315,394

		365,942,734

	Germany—5.5%
243,603	BMW AG (2)	20,011,922
151,503	Brenntag AG (2)	15,358,831
337,979	Daimler AG (2)	17,307,971
307,253	Deutsche Bank (2)	12,874,443
1,931,407	Fraport AG (2)	122,147,427
822,322	Fresenius SE (2)	81,476,326
107,337	Henkel AG (2)	5,287,498

		274,464,418

	Canada—5.5%
976,201	Barrick Gold	48,365,317
607,495	Cenovus Energy	20,880,825
2,524,919	Ivanhoe Mines (1)	51,858,392
155,374	Pan American Silver	4,356,573
1,605,398	Potash Corp of Saskatchewan	76,257,415
2,181,045	Suncor Energy	69,718,780

		271,437,302

	Switzerland—5.3%
494,471	Dufry Group (1)(2)	53,244,456
74,643	Flughafen Zuerich (2)	28,850,835
262,321	Nobel Biocare (1)(2)	3,242,508
882,795	Novartis AG (2)	50,272,289
65,285	Swatch Group (2)	27,594,752
446,224	Swiss Reinsurance (1)(2)	24,602,935
193,934	Syngenta AG (1)(2)	59,785,996
1,121,860	UBS AG (1)(2)	14,266,408

		261,860,179

	Hong Kong—4.4%
30,405,000	Hang Lung Properties (2)	110,136,648
724,400	Hong Kong Exchanges & Clearing (2)	12,121,320
17,696,000	Li & Fung (2)	34,176,847
12,281,200	Sands China (1)(2)	36,152,335
5,154,000	United Laboratories International (2)	3,935,411

See Notes to Financial Statements

Artio Global Funds ï 2011 Annual Report	95

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2011

Artio International Equity Fund II

Share		Fair
Amount	Description	Value (Note 2)
COMMON STOCKS—Continued
	Hong Kong—Continued

8,918,400	Wynn Macau (2)	$24,503,262

		221,025,823

	Russia—4.2%
1,357,290	AvtoVAZ	1,000,732
56,981	Magnit OJSC	6,155,319
1,009,330	O’Key Group Sponsored GDR (2)	7,328,995
749,712	Pharmstandard (1)	52,412,200
1,401,630	Pharmstandard Sponsored GDR (1)(2)	24,835,800
33,307,241	Sberbank of Russian Federation	90,293,566
5,933,147	VTB Bank Sponsored GDR (2)	28,107,714

		210,134,326

	India—3.5%
4,622,667	Adani Enterprises (2)	44,924,087
1,924,073	HDFC Bank (2)	19,224,166
1,058,057	Housing Development Finance (2)	14,831,617
1,843,122	JSW Steel (2)	24,390,286
612,198	Larsen & Toubro (2)	17,648,120
7,187,727	Mundra Port & Special Economic Zone (2)	24,016,065
1,020,525	Reliance Capital (2)	7,646,688
606,854	State Bank of India (2)	23,550,783

		176,231,812

	Ireland—2.1%
1,732,894	CRH PLC (2)	31,311,844
7,983,028	Dragon Oil (2)	71,147,149

		102,458,993

	Romania—1.7%
16,323,191	BRD-Groupe Societe Generale (2)	58,182,640
273,575,392	OMV Petrom (2)	26,816,450

		84,999,090

	Denmark—1.7%
797,677	Novo Nordisk-Class B (2)	84,911,357

	Australia—1.7%
7,205,315	Asciano Group (2)	11,454,088
8,163,799	MAp Group (2)	29,348,841

See Notes to Financial Statements

96	Artio Global Funds ï 2011 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2011

Artio International Equity Fund II

Share		Fair
Amount	Description	Value (Note 2)
COMMON STOCKS—Continued
	Australia—Continued

1,210,284	Newcrest Mining (2)	$42,919,986

		83,722,915

	Czech Republic—1.4%
351,449	Komercni Banka (2)	68,380,287

	Sweden—0.9%
722,413	Atlas Copco-Class A (2)	15,833,524
731,703	Elekta AB-Class B (2)	29,328,229

		45,161,753

	Nigeria—0.9%
74,760,606	Nigerian Breweries	42,955,073

	Netherlands—0.8%
173,724	ASML Holding (2)	7,312,385
3,042,921	ING Groep Dutch Certificate (1)(2)	26,486,119
152,228	Unilever NV (2)	5,276,698

		39,075,202

	Italy—0.6%
262,511	Buzzi Unicem (1)(2)	2,422,665
2,744,763	Intesa Sanpaolo (2)	4,881,631
482,593	Saipem SpA (2)	21,610,529

		28,914,825

	Israel—0.5%
615,401	Teva Pharmaceutical Industries Sponsored ADR	25,139,131

	South Africa—0.5%
1,582,772	Shoprite Holdings (2)	23,187,342

	Spain—0.4%
830,606	Banco Bilbao Vizcaya Argentaria (2)	7,532,195
1,728,318	Banco Santander (2)	14,898,802

		22,430,997

	Finland—0.3%
604,246	Fortum Oyj (2)	14,818,985

	Lebanon—0.3%
927,126	SOLIDERE Sponsored GDR (9)	13,452,598

	Ukraine—0.2%
94,704,020	Raiffeisen Bank Aval (1)(2)	1,761,155

See Notes to Financial Statements

Artio Global Funds ï 2011 Annual Report	97

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2011

Artio International Equity Fund II

Share		Fair
Amount	Description	Value (Note 2)
COMMON STOCKS—Continued
	Ukraine—Continued

37,621	Ukrnafta (1)(2)(4)	$1,829,909
26,941	Ukrnafta Sponsored ADR (4)	7,879,851
114,606	Ukrsotsbank JSCB (1)(2)	2,882

		11,473,797

	Mexico—0.2%
3,069,119	Grupo Financiero Banorte	10,592,773

	Brazil—0.2%
1,246,774	Diagnosticos da America	10,046,913

	Greece—0.1%
131,469	Coca-Cola Hellenic Bottling (1)(2)	2,580,234

	TOTAL COMMON STOCKS (Cost $4,227,650,307)	4,247,001,487

PREFERRED STOCKS—1.5%
	Germany—1.4%
291,028	Henkel AG 1.720% (2)	17,407,653
297,460	Volkswagen AG 1.810% (2)	52,454,482

		69,862,135

	Russia—0.1%
2,521,889	TNK-BP Holding 10.350%	6,184,083

	Philippines—0.0%
8,687,023	Ayala Land 0.000% (4)(12)	20,375

	TOTAL PREFERRED STOCKS (Cost $61,439,369)	76,066,593

EQUITY LINKED NOTES—1.2%
	India—0.9%
831,784	Axis Bank, Issued by Merrill Lynch International, Expires 03/16/2015 (9)	19,809,435
924,316	Larsen & Toubro, Issued by CLSA, Expires 04/11/2016 (9)	26,826,793

		46,636,228

See Notes to Financial Statements

98	Artio Global Funds ï 2011 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2011

Artio International Equity Fund II

Share			Fair
Amount		Description	Value (Note 2)
EQUITY LINKED NOTES—Continued

	Ireland—0.3%
2,667,674	Ryanair Holdings, Issued by Barclays Bank, Expires 02/08/2012 (9)		$12,729,097

	TOTAL EQUITY LINKED NOTES (Cost $67,919,593)		59,365,325

Face
Value	Currency
REPURCHASE AGREEMENT—6.0%
		United States—6.0%
298,620,439	USD	Fixed Income Clearing Corporation Repurchase Agreement, dated 10/31/2011, due 11/01/2011, with a maturity value of $298,620,522 and an effective yield of 0.01%, collateralized by U.S. Government and Agency Obligations, with rates ranging from 1.375%-1.500%, maturities ranging from 03/15/2012-12/31/2013, and an aggregate fair value of $304,598,022. (Cost $298,620,439)	298,620,439

		TOTAL INVESTMENTS—94.1% (Cost $4,655,629,708)	4,681,053,844
		OTHER ASSETS AND LIABILITIES—5.9%	296,012,645

		TOTAL NET ASSETS—100.0%	$4,977,066,489

Notes to the Portfolio of Investments.

Aggregate cost for federal income tax purposes was $4,711,071,640.

See Notes to Financial Statements

Artio Global Funds ï 2011 Annual Report	99

SCHEDULE OF FORWARD FOREIGN EXCHANGE CONTRACTS	October 31, 2011

Artio International Equity Fund II

FORWARD FOREIGN EXCHANGE CONTRACTS TO BUY

		Contracts to Receive				Net Unrealized
Expiration		Local		Value in	In Exchange	Appreciation
Date	Counterparty	Currency		USD	for USD	(Depreciation)
12/21/11	Credit Suisse	EUR	127,357,927	177,567,115	176,613,040	$954,075
12/21/11	Deutsche Bank AG London	EUR	253,350,540	353,230,657	355,024,585	(1,793,928)
12/21/11	UBS AG	EUR	190,035,786	264,954,894	259,400,938	5,553,956

Net unrealized appreciation on forward foreign exchange contracts to buy						$4,714,103

FORWARD FOREIGN EXCHANGE CONTRACTS TO SELL

		Contracts to Deliver
Expiration		Local		Value in	In Exchange	Net Unrealized
Date	Counterparty	Currency		USD	for USD	Depreciation
12/21/11	Goldman Sachs & Co	CHF	52,025,132	59,792,839	59,686,490	$(106,349)
12/21/11	UBS AG	CHF	52,848,110	60,738,693	60,012,049	(726,644)
12/21/11	Credit Suisse	EUR	181,936,234	253,662,200	251,632,902	(2,029,298)
12/21/11	Deutsche Bank AG London	EUR	337,368,909	470,372,162	464,688,978	(5,683,184)
12/21/11	UBS AG	EUR	190,035,786	264,954,894	255,247,978	(9,706,916)
12/21/11	Credit Suisse	GBP	31,940,362	51,528,252	51,471,255	(56,997)

Net unrealized depreciation on forward foreign exchange contracts to sell						$(18,309,388)

Glossary of Currencies

CHF	— Swiss Franc
EUR	— Euro
GBP	— British Pound Sterling
USD	— United States Dollar

See Notes to Financial Statements

100	Artio Global Funds ï 2011 Annual Report

PORTFOLIO OF INVESTMENTS-Industry Sector (Unaudited)	October 31, 2011

Artio International Equity Fund II

At October 31, 2011, sector diversification of the Fund’s investments was as follows:

	% of Net	Fair
	Assets	Value (Note 2)
INDUSTRY SECTOR
Consumer Discretionary	18.4%	$916,338,380
Industrials	13.7	679,856,706
Financials	13.1	652,439,654
Health Care	10.6	526,493,586
Materials	9.9	492,556,569
Energy	9.0	449,268,953
Consumer Staples	7.7	381,606,957
Information Technology	3.0	147,412,302
Telecommunication Services	2.4	121,641,313
Utilities	0.3	14,818,985
Short-term Investment	6.0	298,620,439

Total Investments	94.1	4,681,053,844
Other Assets and Liabilities (Net)	5.9	296,012,645

Net Assets	100.0%	$4,977,066,489

See Notes to Financial Statements

Artio Global Funds ï 2011 Annual Report	101

PORTFOLIO OF INVESTMENTS	October 31, 2011

Artio Total Return Bond Fund

Face			Fair
Value	Currency	Description	Value (Note 2)
CORPORATE BONDS—28.9%†
		United States—14.0%
6,250,000	USD	Abbott Laboratories 5.125% due 04/01/2019 (5)	$7,270,806

7,280,000	USD	American Express Credit 2.750% due 09/15/2015	7,377,479

2,265,000	USD	American Water Capital 6.085% due 10/15/2017 (5)	2,645,149

		Anheuser-Busch Co
6,569,000	USD	5.500% due 01/15/2018 (5)	7,706,449
3,321,000	USD	4.500% due 04/01/2018 (5)	3,629,757

			11,336,206

1,320,000	USD	Archer-Daniels-Midland Co 8.375% due 04/15/2017	1,710,068

1,510,000	USD	Best Buy 3.750% due 03/15/2016 (5)	1,481,023

4,580,000	USD	Bristol-Myers Squibb 5.450% due 05/01/2018 (5)	5,439,643

1,570,000	USD	Cadbury Schweppes Finance 5.125% due 10/01/2013 (5)(9)	1,676,630

1,950,000	USD	Carolina Power & Light 5.700% due 04/01/2035 (5)	2,316,157

1,750,000	USD	Caterpillar Inc 5.200% due 05/27/2041 (5)	2,092,960

4,925,000	USD	Celgene Corp 3.950% due 10/15/2020 (5)	4,980,524

5,035,000	USD	Cisco Systems 5.500% due 01/15/2040 (5)	6,038,813

8,240,000	USD	Citigroup Inc 4.500% due 01/14/2022	8,279,041

4,430,000	USD	Comcast Corp 6.950% due 08/15/2037 (5)	5,600,867

		CSX Corp
3,850,000	USD	3.700% due 10/30/2020 (5)	3,968,969

See Notes to Financial Statements

102	Artio Global Funds ï 2011 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2011

Artio Total Return Bond Fund

Face			Fair
Value	Currency	Description	Value (Note 2)
CORPORATE BONDS—Continued
		United States—Continued
		CSX Corp—Continued

5,719,000	USD	5.500% due 04/15/2041 (5)	$6,538,527

			10,507,496

4,720,000	USD	Diageo Investment 8.000% due 09/15/2022	6,257,030

6,360,000	USD	Edison International 3.750% due 09/15/2017 (5)	6,465,430

3,280,000	USD	General Electric 5.250% due 12/06/2017	3,741,886

7,150,000	USD	General Electric Capital 5.625% due 05/01/2018	7,916,401

4,560,000	USD	Gilead Sciences 4.500% due 04/01/2021 (5)	4,930,427

7,580,000	USD	Harley-Davidson Financial Services 3.875% due 03/15/2016 (5)(9)	7,785,191

620,000	USD	Hess Corp 7.000% due 02/15/2014 (5)	693,755

3,460,000	USD	HJ Heinz 3.125% due 09/12/2021 (5)	3,417,923

9,690,000	USD	JPMorgan Chase 4.350% due 08/15/2021	9,712,374

5,020,000	USD	Juniper Networks 4.600% due 03/15/2021 (5)	5,253,159

7,670,000	USD	Merck & Co 3.875% due 01/15/2021 (5)	8,399,601

3,500,000	USD	Metropolitan Life Global Funding I 2.500% due 09/29/2015 (9)	3,508,386

7,479,000	USD	Morgan Stanley 5.500% due 01/26/2020 (5)	7,381,092

		News America
4,020,000	USD	6.150% due 03/01/2037 (5)	4,429,606
5,290,000	USD	6.150% due 02/15/2041 (5)	5,923,816

			10,353,422

See Notes to Financial Statements

Artio Global Funds ï 2011 Annual Report	103

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2011

Artio Total Return Bond Fund

Face			Fair
Value	Currency	Description	Value (Note 2)
CORPORATE BONDS—Continued
		United States—Continued

3,970,000	USD	Noble Holding International 6.050% due 03/01/2041 (5)	$4,529,707

5,475,000	USD	Omnicom Group 4.450% due 08/15/2020 (5)	5,717,570

2,510,000	USD	PartnerRe Finance 6.875% due 06/01/2018 (5)	2,838,423

		Pharmacia Corp
1,300,000	USD	6.500% due 12/01/2018 (5)	1,633,454
1,360,000	USD	6.600% due 12/01/2028 (5)	1,803,314

			3,436,768

2,380,000	USD	Procter & Gamble Co 1.450% due 08/15/2016 (5)	2,387,121

		Republic Services
4,890,000	USD	3.800% due 05/15/2018 (5)	5,120,490
3,093,000	USD	5.500% due 09/15/2019 (5)	3,560,946

			8,681,436

5,750,000	USD	SC Johnson & Son 4.800% due 09/01/2040 (5)(9)	6,149,786

4,880,000	USD	Sempra Energy 6.500% due 06/01/2016 (5)	5,711,210

4,105,000	USD	Southern Power 5.150% due 09/15/2041 (5)	4,314,088

650,000	USD	Time Warner 4.000% due 01/15/2022 (5)	668,134

10,610,000	USD	Time Warner Cable 6.750% due 07/01/2018 (5)	12,656,287

3,820,000	USD	UnitedHealth Group 6.875% due 02/15/2038 (5)	5,054,777

3,171,000	USD	Valero Energy 6.625% due 06/15/2037 (5)	3,474,306

5,680,000	USD	Validus Holdings 8.875% due 01/26/2040 (5)	6,262,359

See Notes to Financial Statements

104	Artio Global Funds ï 2011 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2011

Artio Total Return Bond Fund

Face			Fair
Value	Currency	Description	Value (Note 2)
CORPORATE BONDS—Continued
		United States—Continued

2,090,000	USD	Virginia Electric & Power 5.950% due 09/15/2017 (5)	$2,514,625

4,420,000	USD	Wal-Mart Stores 4.250% due 04/15/2021	4,980,151

3,285,000	USD	Williams Partners 4.125% due 11/15/2020 (5)	3,378,616

			247,324,303

		Canada—3.8%
4,250,000	USD	Bank of Montreal 1.300% due 10/31/2014 (9)	4,263,447

		Bank of Nova Scotia
7,620,000	USD	1.250% due 11/07/2014 (9)	7,648,697
8,660,000	USD	2.150% due 08/03/2016 (9)	8,763,695

			16,412,392

5,670,000	USD	CDP Financial 4.400% due 11/25/2019 (5)(9)	6,171,001

3,590,000	USD	National Bank of Canada 2.200% due 10/19/2016 (9)	3,634,692

17,910,000	USD	Royal Bank of Canada 3.125% due 04/14/2015 (9)	18,805,267

		Toronto-Dominion Bank
13,200,000	USD	1.625% due 09/14/2016 (9)	12,980,603
5,480,000	USD	2.375% due 10/19/2016	5,583,084

			18,563,687

			67,850,486

		Norway—2.4%
12,970,000	USD	Dnb Nor Boligkreditt 2.900% due 03/29/2016 (9)	13,492,496

		Nordea Eiendomskreditt
9,380,000	USD	1.875% due 04/07/2014 (9)	9,499,576
8,800,000	USD	2.125% due 09/22/2016 (9)	8,783,200

			18,282,776

See Notes to Financial Statements

Artio Global Funds ï 2011 Annual Report	105

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2011

Artio Total Return Bond Fund

Face			Fair
Value	Currency	Description	Value (Note 2)
CORPORATE BONDS—Continued
		Norway—Continued

1,710,000	USD	Schlumberger Norge 1.950% due 09/14/2016 (5)(9)	$1,717,507

8,980,000	USD	Sparebank 1 Boligkreditt 2.625% due 05/27/2016 (9)	9,142,242

			42,635,021

		Australia—2.1%
6,960,000	USD	BHP Billiton Finance 7.250% due 03/01/2016	8,414,299

10,620,000	USD	Commonwealth Bank of Australia 3.250% due 03/17/2016 (9)	10,918,858

6,190,000	USD	National Australia Bank 4.375% due 12/10/2020 (9)	6,403,666

2,440,000	USD	Rio Tinto Finance 3.500% due 11/02/2020 (5)	2,500,678

8,380,000	USD	Westpac Banking 3.000% due 08/04/2015	8,533,530

			36,771,031

		United Kingdom—1.6%
2,070,000	USD	Anglo American Capital 9.375% due 04/08/2014 (5)(9)	2,409,279

6,120,000	USD	AstraZeneca PLC 5.900% due 09/15/2017 (5)	7,432,979

5,530,000	USD	Barclays Bank 2.500% due 09/21/2015 (9)	5,519,084

3,390,000	USD	Diageo Capital 4.850% due 05/15/2018	3,715,288

4,240,000	USD	Royal Bank Of Scotland 3.950% due 09/21/2015	4,183,561

4,540,000	USD	Vodafone Group 4.375% due 03/16/2021 (5)	5,007,429

			28,267,620

See Notes to Financial Statements

106	Artio Global Funds ï 2011 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2011

Artio Total Return Bond Fund

Face			Fair
Value	Currency	Description	Value (Note 2)
CORPORATE BONDS—Continued

		Netherlands—1.1%
4,800,000	USD	Koninklijke Philips Electronics 5.750% due 03/11/2018 (5)	$5,597,712

1,780,000	USD	MDC-GMTN 3.750% due 04/20/2016 (9)	1,846,271

8,350,000	USD	Rabobank Nederland 2.125% due 10/13/2015	8,425,793

3,820,000	USD	Shell International Finance 4.300% due 09/22/2019 (5)	4,280,249

			20,150,025

		France—0.8%
5,380,000	USD	BNP Paribas Home Loan Covered Bonds 2.200% due 11/02/2015 (9)	5,180,273

2,020,000	USD	Sanofi 1.200% due 09/30/2014	2,041,895

6,040,000	USD	Sanofi Aventis 4.000% due 03/29/2021 (5)	6,635,568

			13,857,736

		Ireland—0.6%
6,200,000	USD	Iberdrola Finance 3.800% due 09/11/2014 (5)(9)	6,293,440

5,420,000	USD	Irish Life & Permanent 3.600% due 01/14/2013 (9)	4,778,061

			11,071,501

		United Arab Emirates—0.6%
		IPIC GMTN
2,780,000	USD	3.750% due 03/01/2017 (9)	2,784,170
2,800,000	USD	5.000% due 11/15/2020 (9)	2,817,500
5,270,000	USD	6.875% due 11/01/2041 (9)	5,270,000

			10,871,670

		Supranational—0.6%
8,860,000	AUD	International Bank for Reconstruction & Development 5.750% due 10/21/2019	9,719,167

See Notes to Financial Statements

Artio Global Funds ï 2011 Annual Report	107

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2011

Artio Total Return Bond Fund

Face			Fair
Value	Currency	Description	Value (Note 2)
CORPORATE BONDS—Continued

		Brazil—0.5%
8,240,000	USD	Petrobras International Finance 5.875% due 03/01/2018 (5)	$8,899,200

		Chile—0.4%
6,520,000	USD	Corp Nacional del Cobre de Chile 3.875% due 11/03/2021 (9)	6,525,848

		Germany—0.3%
5,720,000	USD	Deutsche Telekom International Finance 4.875% due 07/08/2014 (5)	6,148,216

		Mexico—0.1%
1,740,000	USD	America Movil 2.375% due 09/08/2016 (5)	1,754,604

		TOTAL CORPORATE BONDS (Cost $491,442,284)	511,846,428

ASSET BACKED SECURITIES—25.7%
		United States—25.7%
3,830,000	USD	Ally Master Owner Trust Series 2011-3, Class A1 0.873% due 05/15/2016 (5)(6)	3,820,802

1,173,173	USD	Banc of America Alternative Loan Trust Series 2004-10, Class 2CB1 6.000% due 11/25/2034 (5)	1,210,407

		Banc of America Commercial Mortgage
4,450,000	USD	Series 2005-3, Class AM 4.727% due 07/10/2043 (5)	4,490,980
5,782,821	USD	Series 2006-3, Class AM 5.877% due 07/10/2044 (5)(6)	5,496,320
2,720,000	USD	Series 2006-1, Class AM 5.421% due 09/10/2045 (5)(6)	2,742,560
3,160,000	USD	Series 2006-4, Class AM 5.675% due 07/10/2046 (5)	3,052,595
8,910,000	USD	Series 2006-5, Class A4 5.414% due 09/10/2047 (5)	9,618,719

			25,401,174

See Notes to Financial Statements

108	Artio Global Funds ï 2011 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2011

Artio Total Return Bond Fund

Face			Fair
Value	Currency	Description	Value (Note 2)
ASSET BACKED SECURITIES—Continued
		United States—Continued

1,110,937	USD	Banc of America Mortgage Securities Series 2004-7, Class 2A3 5.750% due 08/25/2034 (5)	$1,129,458

2,539,003	USD	Bear Stearns Adjustable Rate Mortgage Trust Series 2004-3, Class 4A 4.767% due 07/25/2034 (5)(6)	2,400,416

		Bear Stearns Commercial Mortgage Securities
3,370,000	USD	Series 2006-PW14, Class A4 5.201% due 12/11/2038 (5)	3,643,476
3,940,000	USD	Series 2005-PW10, Class AM 5.449% due 12/11/2040 (5)(6)	4,039,564
6,910,000	USD	Series 2005-PWR8, Class A4 4.674% due 06/11/2041 (5)	7,457,842
3,880,000	USD	Series 2006-PW13, Class AM 5.582% due 09/11/2041 (5)(6)	3,888,367
3,195,000	USD	Series 2006-T24, Class A4 5.537% due 10/12/2041 (5)	3,567,225
5,480,000	USD	Series 2007-PW17, Class AM 5.897% due 06/11/2050 (5)(6)	5,276,755

			27,873,229

		Citicorp Mortgage Securities
484,374	USD	Series 2005-1, Class 1A1 5.000% due 02/25/2035 (5)	483,376
2,244,774	USD	Series 2006-5, Class 1A2 6.000% due 10/25/2036 (5)	2,231,720
2,017,641	USD	Series 2006-6, Class A12 0.545% due 11/25/2036 (5)(6)	1,914,238

			4,629,334

		Citigroup Commercial Mortgage Trust
5,020,000	USD	Series 2007-C6, Class AM 5.697% due 12/10/2049 (5)(6)	4,727,091
8,242,000	USD	Series 2008-C7, Class A4 6.072% due 12/10/2049 (5)(6)	9,134,324

			13,861,415

See Notes to Financial Statements

Artio Global Funds ï 2011 Annual Report	109

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2011

Artio Total Return Bond Fund

Face			Fair
Value	Currency	Description	Value (Note 2)
ASSET BACKED SECURITIES—Continued
		United States—Continued

3,377,774	USD	Citigroup Mortgage Loan Trust Series 2005-11, Class A3 4.900% due 11/25/2035 (5)(6)	$2,999,430

5,630,000	USD	Citigroup/Deutsche Bank Commercial Mortgage Trust Series 2007-CD4, Class A4 5.322% due 12/11/2049 (5)	5,918,411

		CNH Equipment Trust
6,447,058	USD	Series 2009-B, Class A4 5.170% due 10/15/2014 (5)	6,615,737
7,650,000	USD	Series 2011-B, Class A2 0.710% due 12/15/2014 (5)	7,651,574

			14,267,311

		Commercial Mortgage Pass Through Certificates
2,382,578	USD	Series 2010-C1, Class A1 3.156% due 07/10/2046 (5)(9)	2,441,551
3,190,000	USD	Series 2007-C9, Class A4 5.814% due 12/10/2049 (5)(6)	3,509,281

			5,950,832

		Countrywide Alternative Loan Trust
4,573,885	USD	Series 2004-2CB, Class 1A2 5.125% due 03/25/2034 (5)	4,658,603
1,315,280	USD	Series 2004-24CB, Class 1A1 6.000% due 11/25/2034 (5)	1,296,373
5,305,486	USD	Series 2004-28CB, Class 3A1 6.000% due 01/25/2035 (5)	5,102,063
4,049,741	USD	Series 2005-10CB, Class 1A6 5.500% due 05/25/2035 (5)	3,886,769
4,528,490	USD	Series 2005-86CB, Class A8 5.500% due 02/25/2036 (5)	3,892,796

			18,836,604

2,064,459	USD	Countrywide Home Loans Series 2005-21, Class A2 5.500% due 10/25/2035 (5)	1,913,416

See Notes to Financial Statements

110	Artio Global Funds ï 2011 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2011

Artio Total Return Bond Fund

Face			Fair
Value	Currency	Description	Value (Note 2)
ASSET BACKED SECURITIES—Continued
		United States—Continued

		Credit Suisse First Boston Mortgage Securities
4,698,207	USD	Series 2004-8, Class 5A1 6.000% due 12/25/2034 (5)	$4,657,537
1,717,319	USD	Series 2005-9, Class 1A3 5.250% due 10/25/2035 (5)	1,612,781

			6,270,318

		Credit Suisse Mortgage Capital Certificates
6,530,000	USD	Series 2006-C4, Class A3 5.467% due 09/15/2039 (5)	6,930,119
7,890,000	USD	Series 2006-C5, Class A3 5.311% due 12/15/2039 (5)	8,384,040

			15,314,159

		DBUBS Mortgage Trust
3,330,000	USD	Series 2011-LC3A, Class A2 3.642% due 08/10/2044 (5)	3,494,102
4,841,757	USD	Series 2011-LC1A, Class A1 3.742% due 11/10/2046 (5)(9)	5,061,340

			8,555,442

		FDIC Structured Sale Guaranteed Notes
5,827,855	USD	Series 2010-C1, Class A 2.980% due 12/06/2020 (5)(9)	6,049,801
2,292,903	USD	Series 2010-S1, Class 2A 3.250% due 04/25/2038 (5)(9)	2,357,308
4,916,887	USD	Series 2010-S2, Class 2A 2.570% due 07/29/2047 (5)(9)	4,818,549

			13,225,658

4,479,803	USD	FDIC Trust Series 2010-R1, Class A 2.184% due 05/25/2050 (5)(9)	4,488,171

349,502	USD	First Horizon Asset Securities Series 2006-3, Class 1A8 6.250% due 11/25/2036 (5)	349,516

5,480,000	USD	Ford Credit Auto Lease Trust Series 2011-B, Class A2 0.820% due 01/15/2014 (5)	5,479,506

See Notes to Financial Statements

Artio Global Funds ï 2011 Annual Report	111

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2011

Artio Total Return Bond Fund

Face			Fair
Value	Currency	Description	Value (Note 2)
ASSET BACKED SECURITIES—Continued
		United States—Continued

3,630,000	USD	Ford Credit Auto Owner Trust Series 2011-B, Class A2 0.680% due 01/15/2014 (5)	$3,642,406

3,470,000	USD	Ford Credit Floorplan Master Owner Trust Series 2009-2, Class A 1.793% due 09/15/2014 (6)	3,501,704

		GE Capital Commercial Mortgage
3,140,412	USD	Series 2002-1A, Class A3 6.269% due 12/10/2035 (5)	3,168,938
818,003	USD	Series 2004-C3, Class A3 4.865% due 07/10/2039 (5)(6)	818,514

			3,987,452

2,600,000	USD	GE Capital Credit Card Master Note Trust Series 2011-1, Class A 0.793% due 01/17/2017 (5)(6)	2,619,302

3,440,000	USD	GE Dealer Floorplan Master Note Trust Series 2009-2A, Class A 1.793% due 10/20/2014 (5)(6)(9)	3,474,832

2,440,000	USD	GE Equipment Small Ticket Series 2011-1A, Class A3 1.450% due 01/21/2018 (5)(9)	2,458,399

4,388,167	USD	GMAC Mortgage Corp Loan Trust Series 2005-AR5, Class 4A1 4.966% due 09/19/2035 (5)(6)	3,767,103

5,830,000	USD	Greenwich Capital Commercial Funding Series 2007-GG9, Class A4 5.444% due 03/10/2039 (5)	6,245,239

		GS Mortgage Securities
5,049,000	USD	Series 2006-GG8, Class A4 5.560% due 11/10/2039 (5)	5,479,917
5,286,829	USD	Series 2010-C2, Class A1 3.849% due 12/10/2043 (5)(9)	5,526,269
7,170,000	USD	Series 2011-GC3, Class A2 3.645% due 03/10/2044 (5)(9)	7,488,807

See Notes to Financial Statements

112	Artio Global Funds ï 2011 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2011

Artio Total Return Bond Fund

Face			Fair
Value	Currency	Description	Value (Note 2)
ASSET BACKED SECURITIES—Continued
		United States—Continued
		GS Mortgage Securities—Continued

3,770,000	USD	Series 2011-GC5, Class A2 2.999% due 08/10/2044 (5)	$3,783,005

			22,277,998

		GSR Mortgage Loan Trust
4,766,507	USD	Series 2005-6F, Class 1A6 5.250% due 07/25/2035 (5)	4,535,560
2,048,112	USD	Series 2005-AR7, Class 6A1 5.150% due 11/25/2035 (5)(6)	1,879,769
1,211,417	USD	Series 2006-AR1, Class 3A1 5.036% due 01/25/2036 (5)(6)	1,011,517

			7,426,846

2,682,221	USD	Homebanc Mortgage Trust Series 2006-2, Class A1 0.425% due 12/25/2036 (5)(6)	1,684,772

7,140,000	USD	Hyundai Floorplan Master Owner Trust Series 2009-1A, Class A 1.493% due 11/17/2014 (5)(6)(9)	7,190,795

		Indymac INDA Mortgage Loan Trust
5,280,403	USD	Series 2005-AR2, Class 3A1 4.934% due 01/25/2036 (5)(6)	4,320,716
724,281	USD	Series 2006-AR1, Class A1 5.587% due 08/25/2036 (5)(6)	662,416

			4,983,132

		JP Morgan Mortgage Trust
3,298,958	USD	Series 2005-A2, Class 3A2 4.756% due 04/25/2035 (5)(6)	2,931,869
2,987,426	USD	Series 2007-A1, Class 2A2 2.800% due 07/25/2035 (5)(6)	2,558,903
1,925,000	USD	Series 2005-A5, Class 2A2 2.740% due 08/25/2035 (5)(6)	1,552,291
3,040,000	USD	Series 2005-A5, Class 1A2 5.163% due 08/25/2035 (5)(6)	2,671,882
4,327,041	USD	Series 2006-S1, Class 2A6 6.000% due 04/25/2036 (5)	4,132,696

			13,847,641

See Notes to Financial Statements

Artio Global Funds ï 2011 Annual Report	113

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2011

Artio Total Return Bond Fund

Face			Fair
Value	Currency	Description	Value (Note 2)
ASSET BACKED SECURITIES—Continued
		United States—Continued

		JPMorgan Chase Commercial Mortgage Securities
1,755,446	USD	Series 2002-CIB4, Class A3 6.162% due 05/12/2034 (5)	$1,761,431
6,510,000	USD	Series 2006-LDP8, Class AM 5.440% due 05/15/2045 (5)	6,506,498
5,970,000	USD	Series 2006-LDP9, Class A3 5.336% due 05/15/2047 (5)	6,320,206

			14,588,135

		LB-UBS Commercial Mortgage Trust
5,947,000	USD	Series 2002-C2, Class A4 5.594% due 06/15/2031 (5)	6,027,174
4,070,000	USD	Series 2006-C4, Class AM 5.890% due 06/15/2038 (5)(6)	4,125,059
10,600,000	USD	Series 2006-C7, Class A3 5.347% due 11/15/2038 (5)	11,469,333
6,220,000	USD	Series 2007-C1, Class A4 5.424% due 02/15/2040 (5)	6,647,438

			28,269,004

2,300,422	USD	MASTR Adjustable Rate Mortgages Trust Series 2006-2, Class 4A1 4.941% due 02/25/2036 (5)(6)	2,050,812

3,540,000	USD	Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-3, Class AM 5.456% due 07/12/2046 (5)(6)	3,377,160

		MLCC Mortgage Investors
2,848,487	USD	Series 2005-1, Class 2A2 2.058% due 04/25/2035 (5)(6)	2,546,418
3,739,962	USD	Series 2006-1, Class 2A1 1.957% due 02/25/2036 (5)(6)	3,147,902
2,715,847	USD	Series 2007-2, Class 2A1 5.497% due 06/25/2037 (5)(6)	2,228,595
2,320,741	USD	Series 2007-3, Class 2A2 5.812% due 09/25/2037 (5)(6)	1,965,626

			9,888,541

See Notes to Financial Statements

114	Artio Global Funds ï 2011 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2011

Artio Total Return Bond Fund

Face			Fair
Value	Currency	Description	Value (Note 2)
ASSET BACKED SECURITIES—Continued
		United States—Continued

		Morgan Stanley Capital I
2,600,000	USD	Series 2006-T23, Class A4 5.815% due 08/12/2041 (5)(6)	$3,005,591
5,560,000	USD	Series 2011-C1, Class A2 3.884% due 09/15/2047 (5)(9)	5,804,056

			8,809,647

213,807	USD	Morgan Stanley Dean Witter Capital I Series 2001-TOP3, Class A4 6.390% due 07/15/2033 (5)	214,631

4,070,000	USD	Navistar Financial Dealer Note Master Trust Series 2009-1, Class A 1.695% due 10/26/2015 (6)(9)	4,103,431

		NCUA Guaranteed Notes
1,735,943	USD	Series 2010-R2, Class 1A 0.611% due 11/06/2017 (5)(6)	1,736,481
6,474,199	USD	Series 2010-R3, Class 1A 0.801% due 12/08/2020 (5)(6)	6,513,627

			8,250,108

1,775,000	USD	Nissan Auto Lease Trust Series 2011-B, Class A2 0.423% due 02/17/2014 (5)(6)	1,767,567

5,165,000	USD	OBP Depositor Trust Series 2010-OBP, Class A 4.646% due 07/15/2045 (9)	5,545,374

994,142	USD	Residential Funding Mortgage Securities I Series 2006-S12, Class 3A4 5.750% due 12/25/2036 (5)	949,137

		SLM Student Loan Trust
5,751,732	USD	Series 2011-1, Class A1 0.765% due 03/25/2026 (5)(6)	5,766,287
9,566,710	USD	Series 2011-2, Class A1 0.845% due 11/25/2027 (5)(6)	9,565,885

			15,332,172

See Notes to Financial Statements

Artio Global Funds ï 2011 Annual Report	115

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2011

Artio Total Return Bond Fund

Face			Fair
Value	Currency	Description	Value (Note 2)
ASSET BACKED SECURITIES—Continued
		United States—Continued

		Small Business Administration
3,922,684	USD	Series 2005-P10B, Class 1 4.940% due 08/10/2015 (5)	$4,168,929
270,215	USD	Series 2006-P10A, Class 1 5.408% due 02/10/2016 (5)	294,250
3,165,478	USD	Series 2007-P10A, Class 1 5.459% due 02/10/2017 (5)	3,482,499

			7,945,678

5,320,000	USD	Structured Asset Securities Series 2004-18H, Class A5 4.750% due 10/25/2034 (5)	4,814,784

		Thornburg Mortgage Securities Trust
4,354,324	USD	Series 2007-4, Class 3A1 6.158% due 09/25/2037 (5)(6)	4,260,140
6,879,119	USD	Series 2007-4, Class 2A1 6.161% due 09/25/2037 (5)(6)	6,466,224

			10,726,364

2,950,000	USD	Toyota Auto Receivables Owner Trust Series 2011-B, Class A2 0.530% due 04/15/2014 (5)	2,948,565

2,450,000	USD	Vornado DP Series 2010-FX, Class A2 4.004% due 09/13/2028 (9)	2,503,263

3,820,794	USD	Wachovia Mortgage Loan Trust Series 2005-B, Class 3A1 5.133% due 10/20/2035 (5)(6)	3,092,403

		WaMu Mortgage Pass Through Certificates
3,682,505	USD	Series 2005-AR3, Class A1 2.582% due 03/25/2035 (5)(6)	3,075,131
7,430,000	USD	Series 2005-AR5, Class A5 2.577% due 05/25/2035 (5)(6)	6,462,332
4,680,000	USD	Series 2005-AR7, Class A3 2.573% due 08/25/2035 (5)(6)	3,046,640
5,595,000	USD	Series 2005-AR10, Class 1A2 2.505% due 09/25/2035 (5)(6)	4,728,754

See Notes to Financial Statements

116	Artio Global Funds ï 2011 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2011

Artio Total Return Bond Fund

Face			Fair
Value	Currency	Description	Value (Note 2)
ASSET BACKED SECURITIES—Continued
		United States—Continued
		WaMu Mortgage Pass Through Certificates—Continued

1,925,578	USD	Series 2005-AR14, Class 1A1 2.552% due 12/25/2035 (5)(6)	$1,817,697

			19,130,554

4,010,000	USD	Wells Fargo Commercial Mortgage Trust Series 2010-C1, Class A2 4.393% due 11/15/2043 (5)(9)	4,152,339

		Wells Fargo Mortgage Backed Securities Trust
4,936,405	USD	Series 2005-AR13, Class 4A1 5.336% due 05/25/2035 (5)(6)	4,505,079
8,020,000	USD	Series 2006-5, Class 1A5 5.250% due 04/25/2036 (5)	7,854,078
2,742,162	USD	Series 2006-10, Class A4 6.000% due 08/25/2036 (5)	2,654,123
1,541,244	USD	Series 2006-13, Class A8 6.000% due 10/25/2036 (5)	1,525,389
2,905,000	USD	Series 2006-19, Class A4 5.250% due 12/26/2036 (5)	2,697,708

			19,236,377

6,510,000	USD	Wells Fargo RBS Commercial Mortgage Trust Series 2011-C2, Class A2 3.791% due 02/15/2044 (5)(9)	6,721,269

			455,419,945

		Russia—0.0%
343,883	USD	CityMortgage MBS Finance Series 2006-1A, Class AFL 1.842% due 09/10/2033 (5)(6)(9)	319,812

		TOTAL ASSET BACKED SECURITIES (Cost $451,190,674)	455,739,757

See Notes to Financial Statements

Artio Global Funds ï 2011 Annual Report	117

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2011

Artio Total Return Bond Fund

Face			Fair
Value	Currency	Description	Value (Note 2)
U.S. GOVERNMENT AND AGENCY OBLIGATIONS—24.0%
		Federal Home Loan Mortgage Corporation
24,039,147	USD	6.500% due 05/01/2022-12/01/2038	$26,755,876
759,984	USD	2.494% due 09/01/2035 (6)	800,284

			27,556,160

23,960,000	USD	Federal Home Loan Mortgage Corporation TBA 4.500% due 11/01/2041	25,270,313

		Federal National Mortgage Association Corporation
11,999,999	USD	5.500% due 01/01/2029-08/01/2039	13,047,654
1,515,673	USD	2.403% due 11/01/2035 (6)	1,596,702
772,296	USD	3.531% due 02/01/2036 (6)	812,895
2,185,500	USD	5.557% due 06/01/2037 (6)	2,323,111

			17,780,362

		Federal National Mortgage Association Corporation TBA
21,400,000	USD	3.500% due 11/01/2026	22,202,499
45,140,000	USD	4.000% due 11/01/2026-11/01/2041	47,116,503
49,710,000	USD	4.500% due 11/01/2041	52,576,095
16,210,000	USD	5.000% due 11/01/2041	17,438,418

			139,333,515

9,836,731	USD	Government National Mortgage Association 6.000% due 04/15/2037-09/15/2038	11,055,309

16,500,000	USD	Government National Mortgage Association TBA 4.000% due 11/01/2041	17,554,453

		U.S. Treasury Bonds
3,730,000	USD	5.250% due 02/15/2029	4,935,838
10,000,000	USD	4.250% due 11/15/2040	12,015,630
34,300,000	USD	4.750% due 02/15/2041	44,595,351
1,230,000	USD	4.375% due 05/15/2041	1,510,017

			63,056,836

		U.S. Treasury Inflation Indexed Notes (TIPS)
21,652,932	USD	1.125% due 01/15/2021	23,826,692
7,166,078	USD	0.625% due 07/15/2021	7,551,254

			31,377,946

		U.S. Treasury Notes
10,080,000	USD	0.750% due 06/15/2014	10,183,169

See Notes to Financial Statements

118	Artio Global Funds ï 2011 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2011

Artio Total Return Bond Fund

Face			Fair
Value	Currency	Description	Value (Note 2)
U.S. GOVERNMENT AND AGENCY OBLIGATIONS—Continued
		U.S. Treasury Notes—Continued

49,479,000	USD	0.625% due 07/15/2014	$49,811,350
19,730,000	USD	1.000% due 08/31/2016	19,770,190
11,910,000	USD	2.125% due 08/15/2021	11,859,811

			91,624,520

		TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $410,885,039)	424,609,414

FOREIGN GOVERNMENT AND AGENCY BONDS—18.2%
		Canada—5.5%
		Canada Housing Trust
7,420,000	CAD	1.850% due 12/15/2016	7,423,350
16,850,000	CAD	3.800% due 06/15/2021 (9)	18,317,011

			25,740,361

56,350,000	CAD	Canadian Government Bond 3.250% due 06/01/2021	61,014,033

9,880,000	USD	Hydro Quebec 2.000% due 06/30/2016	10,049,946

			96,804,340

		Mexico—4.4%
794,000,000	MXN	Mexican Bonos 10.000% due 12/05/2024	78,281,536

		Brazil—4.0%
121,986,000	BRL	Brazil Notas do Tesouro Nacional, Series F 10.000% due 01/01/2012	70,879,799

		Australia—3.6%
24,590,000	AUD	Australia Government Bond 5.750% due 05/15/2021	28,389,300

31,250,000	AUD	New South Wales Treasury 6.000% due 02/01/2018	35,016,933

			63,406,233

See Notes to Financial Statements

Artio Global Funds ï 2011 Annual Report	119

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2011

Artio Total Return Bond Fund

Face			Fair
Value	Currency	Description	Value (Note 2)
FOREIGN GOVERNMENT AND AGENCY BONDS—Continued

		Qatar—0.7%
12,550,000	USD	State of Qatar 4.000% due 01/20/2015 (5)(9)	$13,303,000

		TOTAL FOREIGN GOVERNMENT AND AGENCY BONDS (Cost $319,387,547)	322,674,908

MUNICIPAL OBLIGATIONS—1.2%
		United States—1.2%
5,485,000	USD	Commonwealth of Massachusetts, General Obligation 4.200% due 12/01/2021	5,939,432

3,590,000	USD	East Bay Municipal Utility District, Revenue Bonds 5.874% due 06/01/2040	4,251,745

4,280,000	USD	State of Connecticut, General Obligation Unlimited 5.850% due 03/15/2032	5,086,224

5,060,000	USD	State of Washington, General Obligation Unlimited 5.090% due 08/01/2033	5,564,684

		TOTAL MUNICIPAL OBLIGATIONS (Cost $18,620,107)	20,842,085

See Notes to Financial Statements

120	Artio Global Funds ï 2011 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2011

Artio Total Return Bond Fund

Face			Fair
Value	Currency	Description	Value (Note 2)
REPURCHASE AGREEMENT—11.8%
		United States—11.8%
208,202,344	USD	Fixed Income Clearing Corporation Repurchase Agreement, dated 10/31/2011, due 11/01/2011, with a maturity value of $208,202,401 and an effective yield of 0.01%, collateralized by U.S. Government and Agency Obligations, with rates ranging from 0.000% - 2.250%, maturities ranging from 12/01/2011-03/15/2016 and an aggregate fair value of $212,367,581. (Cost $208,202,344)	$208,202,344

		TOTAL INVESTMENTS—109.8% (Cost $1,899,727,995)	1,943,914,936
		OTHER ASSETS AND LIABILITIES—(9.8)%	(173,737,949)

		TOTAL NET ASSETS—100.0%	$1,770,176,987

Notes to the Portfolio of Investments.

Aggregate cost for federal income tax purposes was $1,900,517,011.

See Notes to Financial Statements

Artio Global Funds ï 2011 Annual Report	121

SCHEDULE OF FORWARD FOREIGN EXCHANGE CONTRACTS	October 31, 2011

Artio Total Return Bond Fund

FORWARD FOREIGN EXCHANGE CONTRACTS TO BUY

		Contracts to Receive				Net Unrealized
Expiration		Local		Value in	In Exchange	Appreciation
Date	Counterparty	Currency		USD	for USD	(Depreciation)
11/09/11	Westpac Banking	AUD	30,589,167	32,210,426	30,239,322	$1,971,104
11/03/11	Deutsche Bank AG London	BRL	13,051,187	7,601,821	7,713,467	(111,646)
11/03/11	JPMorgan Chase Bank N.A.	BRL	55,268,813	32,191,987	32,587,743	(395,756)
11/21/11	Deutsche Bank AG London	CAD	8,198,032	8,221,023	8,229,303	(8,280)
11/21/11	JPMorgan Chase Bank N.A.	CAD	9,373,138	9,399,425	9,241,803	157,622
11/22/11	Credit Suisse	MXN	229,919,540	17,221,853	17,489,962	(268,109)
11/22/11	Deutsche Bank AG London	MXN	138,990,400	10,410,913	10,430,017	(19,104)
11/15/11	Deutsche Bank AG London	NZD	6,949,759	5,615,341	5,683,165	(67,824)
11/15/11	Westpac Banking	NZD	13,297,500	10,744,257	10,901,955	(157,698)

Net unrealized appreciation on forward foreign exchange contracts to buy						$1,100,309

FORWARD FOREIGN EXCHANGE CONTRACTS TO SELL

		Contracts to Deliver				Net Unrealized
Expiration		Local		Value in	In Exchange	Appreciation
Date	Counterparty	Currency		USD	for USD	(Depreciation)
11/09/11	Deutsche Bank AG London	AUD	33,282,734	35,046,755	34,456,684	$(590,071)
11/09/11	Westpac Banking	AUD	61,179,316	64,421,885	63,006,475	(1,415,410)
11/03/11	Deutsche Bank AG London	BRL	55,071,188	32,076,878	29,539,874	(2,537,004)
11/03/11	JPMorgan Chase Bank N.A.	BRL	55,268,813	32,191,987	29,628,397	(2,563,590)
12/02/11	Deutsche Bank AG London	BRL	13,051,187	7,547,440	7,654,655	107,215
12/02/11	JPMorgan Chase Bank N.A.	BRL	55,268,813	31,961,695	32,347,426	385,731
11/21/11	Deutsche Bank AG London	CAD	43,968,113	44,091,422	43,293,669	(797,753)

See Notes to Financial Statements

122	Artio Global Funds ï 2011 Annual Report

SCHEDULE OF FORWARD FOREIGN EXCHANGE CONTRACTS (Continued)	October 31, 2011

Artio Total Return Bond Fund

		Contracts to Deliver				Net Unrealized
Expiration		Local		Value in	In Exchange	Appreciation
Date	Counterparty	Currency		USD	for USD	(Depreciation)
11/21/11	JPMorgan Chase Bank N.A.	CAD	30,191,479	30,276,152	29,786,422	$(489,730)
11/03/11	Goldman Sachs & Co	MXN	165,660,000	12,430,404	12,063,793	(366,611)
11/03/11	JPMorgan Chase Bank N.A.	MXN	297,193,287	22,300,089	21,908,151	(391,938)
11/22/11	Credit Suisse	MXN	168,232,350	12,601,246	12,476,442	(124,804)
11/22/11	Deutsche Bank AG London	MXN	152,960,000	11,457,289	11,350,549	(106,740)
11/22/11	JPMorgan Chase Bank N.A.	MXN	168,232,350	12,601,246	12,476,442	(124,804)
11/15/11	Deutsche Bank AG London	NZD	6,949,759	5,615,341	5,718,743	103,402
11/15/11	Westpac Banking	NZD	13,297,500	10,744,258	10,835,845	91,587

Net unrealized depreciation on forward foreign exchange contracts to sell						$(8,820,520)

Glossary of Currencies

AUD	— Australian Dollar
BRL	— Brazilian Real
CAD	— Canadian Dollar
MXN	— Mexican Peso
NZD	— New Zealand Dollar
USD	— United States Dollar

See Notes to Financial Statements

Artio Global Funds ï 2011 Annual Report	123

PORTFOLIO OF INVESTMENTS-Industry Sector (Unaudited)	October 31, 2011

Artio Total Return Bond Fund

At October 31, 2011, security type diversification of the Fund’s investments was as follows:

	% of Net	Fair
	Assets	Value (Note 2)
SECURITY TYPE
Corporate Bonds	28.9%	$511,846,428
Asset Backed Securities	25.7	455,739,757
U.S. Government and Agency Obligations	24.0	424,609,414
Foreign Government and Agency Bonds	18.2	322,674,908
Municipal Obligations	1.2	20,842,085
Short-term Investment	11.8	208,202,344

Total Investments	109.8	1,943,914,936
Other Assets and Liabilities (Net)	(9.8)	(173,737,949)

Net Assets	100.0%	$1,770,176,987

See Notes to Financial Statements

124	Artio Global Funds ï 2011 Annual Report

PORTFOLIO OF INVESTMENTS	October 31, 2011

Artio Global High Income Fund

Face			Fair
Value	Currency	Description	Value (Note 2)
CORPORATE BONDS—66.7%†
		United States—45.1%
3,060,000	USD	ABN Amro NA 6.523% due 12/29/2049 (5)(6)(9)	$2,432,700

7,845,000	USD	Academy Ltd/Academy Finance 9.250% due 08/01/2019 (5)(9)	7,923,450

23,790,000	USD	AES Corp 8.000% due 06/01/2020 (5)	26,406,900

5,530,000	USD	Alere Inc 9.000% due 05/15/2016 (5)	5,612,950

14,440,000	USD	Ally Financial 8.000% due 03/15/2020	14,909,300

15,245,000	USD	American Achievement 10.875% due 04/15/2016 (5)(9)	12,729,575

18,314,000	USD	American Rock Salt 8.250% due 05/01/2018 (5)(9)	17,398,300

		Arch Coal
4,055,000	USD	7.000% due 06/15/2019 (5)(9)	4,217,200
8,355,000	USD	7.250% due 06/15/2021 (5)(9)	8,647,425

			12,864,625

40,240,000	USD	ATP Oil & Gas 11.875% due 05/01/2015 (5)	33,600,400

4,900,000	GBP	BAC Capital Trust VII 5.250% due 08/10/2035 (5)	5,199,950

2,275,000	USD	Bank of America 8.000% due 12/29/2049 (5)(6)	2,119,338

5,091,000	USD	Capital One Capital III 7.686% due 08/15/2036 (5)	5,071,909

10,110,000	USD	Cengage Learning Acquisitions 10.500% due 01/15/2015 (5)(9)	8,037,450

19,955,000	USD	Chesapeake Energy 9.500% due 02/15/2015 (5)	22,948,250

		Cincinnati Bell
10,090,000	USD	8.250% due 10/15/2017 (5)	10,216,125

See Notes to Financial Statements

Artio Global Funds ï 2011 Annual Report	125

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2011

Artio Global High Income Fund

Face			Fair
Value	Currency	Description	Value (Note 2)
CORPORATE BONDS—Continued
		United States—Continued
		Cincinnati Bell—Continued

25,295,000	USD	8.375% due 10/15/2020 (5)	$25,864,137

			36,080,262

36,045,000	USD	Clayton Williams Energy 7.750% due 04/01/2019 (5)(9)	33,521,850

31,837,000	USD	Clear Channel Worldwide, Series B 9.250% due 12/15/2017 (5)	34,702,330

		Clearwire Communications/Finance
21,605,000	USD	12.000% due 12/01/2015 (5)(9)	18,580,300
6,840,000	USD	12.000% due 12/01/2017 (5)(9)	4,206,600

			22,786,900

21,195,000	USD	Cloud Peak Energy Resources 8.250% due 12/15/2017 (5)	22,784,625

12,050,000	USD	DineEquity Inc 9.500% due 10/30/2018 (5)	12,833,250

1,500,000	USD	DPH Holdings 6.550% due 06/15/2006 (1)(4)(5)(7)	23,438

7,355,000	USD	Dresdner Funding Trust I 8.151% due 06/30/2031 (5)(9)	5,847,225

		Dynegy Holdings
8,145,000	USD	7.500% due 06/01/2015 (1)(7)	5,599,688
3,160,000	USD	8.375% due 05/01/2016 (1)(7)	2,117,200
9,605,000	USD	7.750% due 06/01/2019 (1)(7)	6,291,275

			14,008,163

4,995,000	USD	Eagle Parent 8.625% due 05/01/2019 (5)(9)	4,695,300

		El Paso
4,000,000	USD	8.050% due 10/15/2030	4,660,000
25,249,000	USD	7.800% due 08/01/2031 (5)	29,036,350

			33,696,350

14,355,000	USD	Energy Future Holdings 10.000% due 01/15/2020 (5)	15,072,750

See Notes to Financial Statements

126	Artio Global Funds ï 2011 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2011

Artio Global High Income Fund

Face			Fair
Value	Currency	Description	Value (Note 2)
CORPORATE BONDS—Continued
		United States—Continued

11,365,000	USD	Entravision Communications 8.750% due 08/01/2017 (5)	$11,336,588

20,535,000	USD	Euramax International 9.500% due 04/01/2016 (5)(9)	17,557,425

15,155,000	USD	Evertec Inc 11.000% due 10/01/2018 (5)	15,382,325

		First Data
22,380,000	USD	8.250% due 01/15/2021 (5)(9)	21,372,900
24,765,000	USD	8.750% due 01/15/2022 (5)(9)	23,650,575

			45,023,475

		Ford Motor Credit
6,870,000	USD	7.000% due 04/15/2015	7,505,475
3,200,000	USD	8.000% due 12/15/2016	3,702,944
17,145,000	USD	8.125% due 01/15/2020	20,872,066

			32,080,485

		Frontier Communications
14,400,000	USD	8.750% due 04/15/2022 (5)	15,336,000
20,275,000	USD	9.000% due 08/15/2031 (5)	19,970,875

			35,306,875

11,160,000	USD	Great Atlantic & Pacific Tea 11.375% due 08/01/2015 (1)(5)(7)(9)	10,211,400

14,430,000	USD	HCA Holdings 7.750% due 05/15/2021 (5)(9)	14,502,150

		HCA Inc
2,864,000	USD	7.190% due 11/15/2015 (5)	2,821,040
7,480,000	USD	8.000% due 10/01/2018	7,863,350
9,200,000	USD	7.500% due 02/15/2022 (5)	9,407,000

			20,091,390

2,340,000	USD	Headwaters Inc 7.625% due 04/01/2019 (5)	2,047,500

3,485,000	USD	HOA Restaurant 11.250% due 04/01/2017 (5)(9)	3,188,775

9,385,000	USD	Immucor Inc 11.125% due 08/15/2019 (5)(9)	9,760,400

See Notes to Financial Statements

Artio Global Funds ï 2011 Annual Report	127

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2011

Artio Global High Income Fund

Face			Fair
Value	Currency	Description	Value (Note 2)
CORPORATE BONDS—Continued
		United States—Continued

23,890,000	USD	IMS Health 12.500% due 03/01/2018 (5)(9)	$27,115,150

21,120,000	USD	INC Research 11.500% due 07/15/2019 (5)(9)	19,113,600

10,625,000	USD	ING Capital 3.969% due 12/29/2049 (5)(6)	9,042,013

14,230,000	USD	Interactive Data 10.250% due 08/01/2018 (5)	15,368,400

5,715,000	USD	Inverness Medical Innovations 7.875% due 02/01/2016 (5)	5,686,425

32,301,000	USD	K Hovnanian Enterprises 10.625% due 10/15/2016 (5)	27,859,612

22,130,000	USD	Kinetics Concepts/KCI USA 10.500% due 11/01/2018 (5)(9)	22,434,287

21,470,000	USD	Landry’s Restaurant 11.625% due 12/01/2015 (5)	22,865,550

10,870,000	USD	Lawson Software 11.500% due 07/15/2018 (5)(9)	10,489,550

		Level 3 Financing
45,691,000	USD	10.000% due 02/01/2018 (5)	48,660,915
3,300,000	USD	9.375% due 04/01/2019 (5)	3,465,000

			52,125,915

39,335,000	USD	MacDermid Inc 9.500% due 04/15/2017 (5)(9)	37,564,925

24,535,000	USD	Marquette Transportation 10.875% due 01/15/2017 (5)	24,289,650

15,145,000	USD	Merge Healthcare 11.750% due 05/01/2015 (5)	15,977,975

9,855,000	USD	Meritage Homes 7.731% due 04/30/2017 (5)(9)	8,623,125

35,242,650	USD	Mirant Americas Generation 9.125% due 05/01/2031 (5)	33,480,517

		Momentive Performance
8,715,000	USD	9.000% due 01/15/2021 (5)	7,407,750

See Notes to Financial Statements

128	Artio Global Funds ï 2011 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2011

Artio Global High Income Fund

Face			Fair
Value	Currency	Description	Value (Note 2)
CORPORATE BONDS—Continued
		United States—Continued
		Momentive Performance—Continued

15,585,000	EUR	9.500% due 01/15/2021 (5)	$17,251,972

			24,659,722

3,025,000	USD	Montana Re 10.083% due 12/07/2012 (4)(6)(9)	3,059,788

21,060,000	USD	Needle Merger 8.125% due 03/15/2019 (5)(9)	20,217,600

		New Albertsons
9,592,000	USD	7.750% due 06/15/2026	8,009,320
4,420,000	USD	6.625% due 06/01/2028	3,215,550
19,080,000	USD	7.450% due 08/01/2029 (5)	15,025,500
13,285,000	USD	8.700% due 05/01/2030 (5)	12,022,925

			38,273,295

31,770,000	USD	PAETEC Holding 9.875% due 12/01/2018 (5)	35,105,850

32,480,000	USD	Palace Entertainment Holdings 8.875% due 04/15/2017 (5)(9)	31,992,800

8,220,000	USD	Pinnacle Entertainment 8.625% due 08/01/2017 (5)	8,815,950

		Plains Exploration & Production
4,715,000	USD	7.000% due 03/15/2017 (5)	4,915,388
22,160,000	USD	8.625% due 10/15/2019 (5)	24,708,400

			29,623,788

20,845,000	USD	PNC Preferred Funding Trust I 6.517% due 03/29/2049 (5)(6)(9)	15,994,765

12,370,000	USD	Residential Re 2011 8.765% due 06/06/2015 (6)(9)	12,445,457

		Reynolds Group Issuer
28,755,000	USD	9.000% due 04/15/2019 (5)(9)	27,892,350
1,765,000	USD	9.875% due 08/15/2019 (5)(9)	1,773,825

			29,666,175

30,045,000	USD	Rite Aid 10.250% due 10/15/2019 (5)	32,824,162

See Notes to Financial Statements

Artio Global Funds ï 2011 Annual Report	129

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2011

Artio Global High Income Fund

Face			Fair
Value	Currency	Description	Value (Note 2)
CORPORATE BONDS—Continued
		United States—Continued

		SandRidge Energy
15,247,000	USD	8.750% due 01/15/2020 (5)	$15,818,762
24,756,250	USD	7.500% due 03/15/2021 (5)(9)	24,013,562

			39,832,324

3,140,000	USD	Stanadyne Corp, Series 1 10.000% due 08/15/2014 (4)(5)	2,998,700

		Standard Pacific
25,006,000	USD	10.750% due 09/15/2016 (5)	26,006,240
18,035,000	USD	8.375% due 01/15/2021 (5)	16,502,025

			42,508,265

14,115,000	USD	Successor X 9.425% due 02/25/2014 (4)(6)(9)	14,268,854

23,535,000	USD	Toys R Us Property 10.750% due 07/15/2017 (5)	26,241,525

		Universal Hospital Services
22,418,000	USD	3.778% due 06/01/2015 (5)(6)	20,848,740
860,000	USD	8.500% due 06/01/2015 (5)	890,100

			21,738,840

28,430,000	USD	Vanguard Health 8.000% due 02/01/2018 (5)	29,211,825

17,210,000	USD	Venoco Inc 8.875% due 02/15/2019 (5)	16,220,425

15,540,000	USD	Visteon Corp 6.750% due 04/15/2019 (5)(9)	15,151,500

11,650,000	USD	Windstream Corp 7.500% due 04/01/2023 (5)	11,883,000

33,035,000	USD	Wyle Services 10.500% due 04/01/2018 (5)(9)	32,043,950

34,110,000	USD	YCC Holdings/Yankee Finance 10.250% due 02/15/2016 (5)	31,551,750

			1,528,163,332

		Canada—5.7%
		Air Canada
22,555,088	USD	9.250% due 08/01/2015 (5)(9)	21,709,272

See Notes to Financial Statements

130	Artio Global Funds ï 2011 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2011

Artio Global High Income Fund

Face			Fair
Value	Currency	Description	Value (Note 2)
CORPORATE BONDS—Continued
		Canada—Continued
		Air Canada—Continued

29,347,642	USD	12.000% due 02/01/2016 (5)(9)	$27,880,260

			49,589,532

		Bombardier Inc
5,100,000	USD	7.500% due 03/15/2018 (5)(9)	5,584,500
6,020,000	EUR	6.125% due 05/15/2021 (5)	8,038,329
4,170,000	USD	7.450% due 05/01/2034 (5)(9)	4,253,400

			17,876,229

21,845,000	USD	Garda World Security 9.750% due 03/15/2017 (5)(9)	22,281,900

		Nortel Networks
10,970,000	USD	Zero Coupon due 07/15/2011 (1)(7)	11,326,525
5,730,000	USD	10.750% due 07/15/2016 (1)(5)(7)	6,345,975

			17,672,500

11,112,000	USD	Patheon Inc 8.625% due 04/15/2017 (5)(9)	9,500,760

18,960,000	USD	Postmedia Network 12.500% due 07/15/2018 (5)	19,908,000

12,950,000	USD	Reliance Intermediate 9.500% due 12/15/2019 (5)(9)	13,921,250

11,217,000	USD	Telesat Canada 12.500% due 11/01/2017 (5)	12,577,061

29,000,000	USD	Trinidad Drilling 7.875% due 01/15/2019 (5)(9)	30,522,500

			193,849,732

		United Kingdom—5.3%
4,126,000	USD	Barclays Bank 5.926% due 09/29/2049 (5)(6)(9)	3,362,690

6,870,000	USD	Barclays Bank, Series 1 6.278% due 12/29/2049 (5)(6)	5,225,494

14,040,000	GBP	Boparan Holdings 9.875% due 04/30/2018 (5)(9)	19,978,808

See Notes to Financial Statements

Artio Global Funds ï 2011 Annual Report	131

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2011

Artio Global High Income Fund

Face			Fair
Value	Currency	Description	Value (Note 2)
CORPORATE BONDS—Continued
		United Kingdom—Continued

21,800,000	EUR	Channel Link Enterprises 3.002% due 06/30/2012 (6)	$26,396,491

22,048,720	GBP	Countrywide Holdings 10.000% due 05/08/2018 (5)	33,679,542

13,645,000	USD	HBOS Capital Funding 6.071% due 06/29/2049 (5)(6)(9)	9,687,950

42,710,000	USD	Intelsat Jackson Holdings 7.250% due 04/01/2019 (5)(9)	43,030,325

5,020,000	EUR	LBG Capital No. 2 6.385% due 05/12/2020	5,452,747

8,685,000	GBP	Lloyds TSB Bank 13.000% due 01/29/2049 (5)	15,151,609

		Punch Taverns Finance
8,285,000	GBP	5.943% due 12/30/2024	9,468,571
6,094,659	GBP	4.767% due 06/30/2033 (5)	7,015,380

			16,483,951

			178,449,607

		Australia—1.6%
18,130,000	USD	FMG Resources 8.250% due 11/01/2019 (5)(9)	18,401,950

33,882,287	AUD	Seven Media Group 11.550% due 12/30/2013 (4)(6)(9)	35,708,528

			54,110,478

		Germany—1.5%
		OXEA Finance
2,104,250	EUR	9.625% due 07/15/2017 (5)	2,926,209
9,253,000	EUR	9.625% due 07/15/2017 (5)(9)	12,867,393

			15,793,602

1,540,000	EUR	Unitymedia Hessen/NRW GmbH 8.125% due 12/01/2017 (5)	2,226,788

22,140,000	EUR	UPC Germany GmbH 8.125% due 12/01/2017 (5)(9)	32,013,699

			50,034,089

See Notes to Financial Statements

132	Artio Global Funds ï 2011 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2011

Artio Global High Income Fund

Face			Fair
Value	Currency	Description	Value (Note 2)
CORPORATE BONDS—Continued

		Czech Republic—1.2%
		CET 21 SPOL
7,240,000	EUR	9.000% due 11/01/2017 (5)	$10,518,888
21,130,000	EUR	9.000% due 11/01/2017 (5)(9)	30,699,460

			41,218,348

		Netherlands—1.0%
		DTEK Finance
10,985,000	USD	9.500% due 04/28/2015 (9)	11,109,900
6,255,000	USD	9.500% due 04/28/2015	6,326,119

			17,436,019

17,040,000	USD	Metinvest BV 8.750% due 02/14/2018 (9)	16,358,400

			33,794,419

		France—1.0%
		Labco SAS
11,160,000	EUR	8.500% due 01/15/2018 (5)(9)	14,129,514
15,274,000	EUR	8.500% due 01/15/2018 (5)	19,338,190

			33,467,704

		Italy—0.8%
		Wind Acquisition Finance
2,650,000	EUR	11.750% due 07/15/2017 (5)(9)	3,666,805
5,715,000	EUR	11.750% due 07/15/2017 (5)	7,907,846

			11,574,651

		Wind Acquisition Holdings Finance
3,317,989	EUR	12.250% due 07/15/2017 (5)(9)	4,102,440
9,517,340	EUR	12.250% due 07/15/2017 (5)	11,767,452

			15,869,892

			27,444,543

		China—0.6%
		MIE Holdings
1,335,000	USD	9.750% due 05/12/2016 (5)	1,214,850

See Notes to Financial Statements

Artio Global Funds ï 2011 Annual Report	133

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2011

Artio Global High Income Fund

Face			Fair
Value	Currency	Description	Value (Note 2)
CORPORATE BONDS—Continued
		China—Continued
		MIE Holdings—Continued

13,955,000	USD	9.750% due 05/12/2016 (5)(9)	$12,699,050

			13,913,900

8,320,000	USD	Winsway Coking Coal Holdings 8.500% due 04/08/2016 (5)(9)	7,280,000

			21,193,900

		Ireland—0.5%
		Ardagh Glass Finance
13,035,000	EUR	7.125% due 06/15/2017 (5)	16,548,516
855,000	EUR	8.750% due 02/01/2020 (5)(9)	1,088,418

			17,636,934

735,000	USD	Ardagh Packaging Finance 7.375% due 10/15/2017 (5)(9)	760,725

			18,397,659

		Indonesia—0.5%
18,645,000	USD	GT 2005 Bonds, Multi-Coupon 6.000% due 07/21/2014 (5)(6)(8)	16,966,950

		Cyprus—0.5%
17,935,000	USD	Mriya Agro Holding 10.950% due 03/30/2016 (5)(9)	16,271,357

		Russia—0.5%
14,745,000	USD	Evraz Group 9.500% due 04/24/2018 (5)	16,072,050

		Mexico—0.5%
1,965,000	USD	MultiCat Mexico 2009, Series B 10.265% due 10/19/2012 (4)(6)(9)	2,037,705

1,965,000	USD	MultiCat Mexico 2009, Series C 10.265% due 10/19/2012 (4)(6)(9)	2,036,133

11,265,000	USD	Satmex Escrow SA de CV 9.500% due 05/15/2017 (5)	11,602,950

			15,676,788

		Spain—0.2%
9,140,000	USD	BBVA International Preferred Unipersonal 5.919% due 12/29/2049 (5)(6)	6,614,883

See Notes to Financial Statements

134	Artio Global Funds ï 2011 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2011

Artio Global High Income Fund

Face			Fair
Value	Currency	Description	Value (Note 2)
CORPORATE BONDS—Continued

		Switzerland—0.1%
2,785,000	EUR	UBS AG 4.280% due 04/29/2049 (5)(6)	$2,990,401

		Brazil—0.1%
2,725,000	USD	Banco Cruzeiro do Sul 8.250% due 01/20/2016 (9)	2,230,413

		TOTAL CORPORATE BONDS (Cost $2,282,786,054)	2,256,946,653

BANK LOANS—17.9%
		United States—14.0%
		Asurion Corp
4,011,239	USD	5.500% due 05/24/2018 (6)	3,971,126
27,205,000	USD	9.000% due 05/24/2019 (6)	26,830,931

			30,802,057

10,149,563	USD	BCBG Maxazria 9.870% due 05/19/2015 (6)	9,375,658

28,945,338	USD	Cengage Learning 2.500% due 07/03/2014 (6)	24,974,414

36,767,850	USD	Chrysler Group 6.000% due 05/24/2017 (6)	34,845,186

		Coinmach Corp
4,886,935	USD	3.275% due 11/14/2014 (6)	4,276,068
38,590,644	USD	3.306% due 11/20/2014 (6)	35,117,486

			39,393,554

3,472,368	USD	Delphi Corp 3.500% due 03/31/2017 (6)	3,472,327

35,235,652	USD	Global Brass & Copper 10.250% due 08/18/2015 (4)(6)	35,588,009

1,670,000	USD	Great Atlantic & Pacific Tea 8.750% due 06/15/2012 (6)	1,678,350

17,445,000	USD	Hawaiian Telcom 9.000% due 11/01/2015 (6)	17,628,172

18,008,140	USD	Hercules Offshore 7.500% due 07/11/2013 (6)	17,760,528

See Notes to Financial Statements

Artio Global Funds ï 2011 Annual Report	135

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2011

Artio Global High Income Fund

Face			Fair
Value	Currency	Description	Value (Note 2)
BANK LOANS—Continued
		United States—Continued

5,877,451	USD	High Plains Broadcasting 9.000% due 09/14/2016 (6)	$5,862,757

21,785,400	USD	Mobilitie Investments II 5.500% due 06/15/2017 (6)	21,240,765

29,355,000	USD	N.E.W. Holdings I LLC 9.500% due 03/22/2017 (6)	28,988,062

3,525,000	USD	Neiman Marcus Group 4.750% due 05/16/2018 (6)	3,430,266

21,931,770	USD	Newport Television 9.000% due 09/14/2016 (6)	21,876,941

		OM Group
6,500,000	USD	5.750% due 08/02/2017 (6)	6,516,250
2,115,000	EUR	6.250% due 08/02/2017 (6)	2,905,797

			9,422,047

13,934,218	USD	Spectrum Brands 5.001% due 06/17/2016 (6)	13,916,800

25,760,000	EUR	Terex Corp 6.032% due 04/28/2017 (6)	35,621,835

44,901,952	USD	Texas Competitive Electric 3.760% due 10/10/2014 (6)	33,844,846

25,975,000	USD	Tribune Co Zero Coupon due 06/04/2014 (1)(6)(7)	16,477,891

50,156,372	USD	Univision Communications 4.496% due 03/31/2017 (6)	45,600,518

		YRC Worldwide
17,012,363	USD	11.250% due 09/30/2014 (6)	15,949,090
2,951,558	USD	7.500% due 03/31/2015 (6)	2,272,699
6,173,649	USD	10.000% due 03/31/2015 (6)	4,841,172

			23,062,961

			474,863,944

		United Kingdom—1.4%
34,540,192	EUR	Ineos Holdings 9.001% due 12/16/2015 (6)	45,690,360

See Notes to Financial Statements

136	Artio Global Funds ï 2011 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2011

Artio Global High Income Fund

Face			Fair
Value	Currency	Description	Value (Note 2)
BANK LOANS—Continued

		Canada—1.1%
18,017,780	CAD	Gateway Casinos & Entertainment 5.250% due 11/09/2018 (6)	$17,353,468

19,321,575	USD	Husky Injection Molding 6.500% due 06/30/2018 (6)	19,329,632

1,353,753	USD	Progressive Moulded Products Zero Coupon due 08/16/2015 (1)(4)(6)(7)	6,775

			36,689,875

		France—0.9%
29,280,000	EUR	Tyrol Acquisitions 7.115% due 07/29/2016 (6)	30,234,122

		New Zealand—0.4%
13,435,000	USD	Autoparts Holdings 6.500% due 07/28/2017 (6)	13,451,794

		Norway—0.1%
5,011,214	USD	Trico Shipping 10.000% due 05/12/2014 (4)(6)	5,036,270

		Ireland—0.0%
		ERC Ireland Holdings
415,000	EUR	3.240% due 09/30/2014 (6)	412,014
415,000	EUR	3.490% due 09/30/2015 (6)	412,014

			824,028

		TOTAL BANK LOANS (Cost $626,183,148)	606,790,393

FOREIGN GOVERNMENT BONDS—3.1%
		Brazil—1.4%
		Brazil Notas do Tesouro Nacional, Series F
35,615,000	BRL	10.000% due 01/01/2012	20,694,047
46,435,000	BRL	10.000% due 01/01/2013	26,925,910

			47,619,957

		Indonesia—0.7%
		Indonesia Treasury Bond
72,117,000,000	IDR	9.000% due 09/15/2013	8,723,921
41,600,000,000	IDR	9.000% due 09/15/2018	5,468,869
53,052,000,000	IDR	10.000% due 09/15/2024	7,673,294

			21,866,084

See Notes to Financial Statements

Artio Global Funds ï 2011 Annual Report	137

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2011

Artio Global High Income Fund

Face			Fair
Value	Currency	Description	Value (Note 2)
FOREIGN GOVERNMENT BONDS—Continued

		Ghana—0.4%
		Ghana Government Bond
4,400,000	GHS	14.470% due 12/15/2011 (4)	$2,767,368
6,500,000	GHS	15.000% due 12/10/2012 (4)	4,214,790
2,800,000	GHS	19.000% due 01/14/2013 (4)	1,885,239
4,570,000	GHS	14.250% due 07/29/2013 (4)	2,926,707
4,120,000	GHS	13.300% due 09/30/2013 (4)	2,589,474

			14,383,578

		Ukraine—0.3%
11,875,000	USD	Ukraine Government 7.950% due 02/23/2021 (9)	11,548,437

		Venezuela—0.2%
10,405,000	USD	Venezuela Government International Bond 7.750% due 10/13/2019	7,309,513

		Vietnam—0.1%
50,000,000,000	VND	Socialist Republic Of Vietnam 11.000% due 02/28/2014	2,323,788

		TOTAL FOREIGN GOVERNMENT BONDS (Cost $100,128,459)	105,051,357

Share
Amount
PREFERRED STOCKS—1.1%
		United States—1.1%
5,400	USD	ABN Amro NA 0.000% (5)(6)(9)	2,904,187

22,432	USD	Ally Financial 7.000% (5)(9)	16,730,768

326,000	USD	General Motors 4.750%	13,548,560

255,875	USD	GMAC Capital Trust I 8.125% (5)(6)	5,363,140

See Notes to Financial Statements

138	Artio Global Funds ï 2011 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2011

Artio Global High Income Fund

Share			Fair
Amount	Currency	Description	Value (Note 2)
PREFERRED STOCKS—Continued
		United States—Continued

1,600	USD	Merrill Lynch Capital Trust II 6.450% (5)(6)	$34,768

		TOTAL PREFERRED STOCKS (Cost $46,506,352)	38,581,423

COMMON STOCKS—1.1%
	Norway—0.7%
1,427,968	Deep Ocean (1)		24,218,337

	United States—0.2%
28,233	Federal Mogul (1)		476,008
236,410	General Motors (1)		6,111,199
6,263,779	YRC Worldwide (1)		335,112

			6,922,319

	Greece—0.2%
285,441	Largo Ltd-Class A (1)(4)		467,362
2,568,988	Largo Ltd-Class B (1)(4)		4,206,287

			4,673,649

		TOTAL COMMON STOCKS (Cost $42,823,663)	35,814,305

Face
Value
CONVERTIBLE BONDS—0.3%
		United States—0.3%
		YRC Worldwide
2,886,351	USD	10.000% due 03/31/2015 (5)	1,702,947
2,982,536	USD	10.000% due 03/31/2015	7,754,594

		TOTAL CONVERTIBLE BONDS (Cost $5,263,554)	9,457,541

CREDIT LINKED NOTE—0.2%
		Ukraine—0.2%
50,000,000	UAH	ING Americas Issuance 20.000% due 10/31/2012 (Cost $6,024,089) (4)	6,354,889

See Notes to Financial Statements

Artio Global Funds ï 2011 Annual Report	139

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2011

Artio Global High Income Fund

Share			Fair
Amount	Currency	Description	Value (Note 2)
EQUITY LINKED NOTES—0.2%
	United States—0.2%
214,921	General Motors, Issued by General Motors, Expires 07/10/2016 (1)		$3,642,911
214,921	General Motors, Issued by General Motors, Expires 07/10/2019 (1)		2,536,068

		TOTAL EQUITY LINKED NOTES (Cost $5,593,531)	6,178,979

RIGHTS—0.0%
		United States—0.0%
54,430,000	General Motors (Escrow Shares) (4)(Cost $644,336)		1,274,880

Face
Value
REPURCHASE AGREEMENT—5.9%
		United States—5.9%
199,754,093	USD	Fixed Income Clearing Corporation Repurchase Agreement, dated 10/31/2011, due 11/01/2011, with a maturity value of $199,754,149 and an effective yield of 0.01%, collateralized by U.S. Government and Agency Obligations, with rates ranging from 1.375%-4.250%, maturities ranging from 03/15/2012-12/31/2013, and an aggregate fair value of $203,751,195. (Cost $199,754,093)	199,754,093

TIME DEPOSIT—0.1%
		United States—0.1%
4,540,000	USD	State Street Euro Dollar Time Deposit 0.010% due 11/01/2011 (Cost $4,540,000) (11)	4,540,000

		TOTAL INVESTMENTS—96.6% (Cost $3,320,247,279)	3,270,744,513
		OTHER ASSETS AND LIABILITIES—3.4%	115,718,337

		TOTAL NET ASSETS—100.0%	$3,386,462,850

See Notes to Financial Statements

140	Artio Global Funds ï 2011 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2011

Artio Global High Income Fund

Notes to the Portfolio of Investments.

Aggregate cost for federal income tax purposes was $3,321,802,363.

See Notes to Financial Statements

Artio Global Funds ï 2011 Annual Report	141

SCHEDULE OF FORWARD FOREIGN EXCHANGE CONTRACTS	October 31, 2011

Artio Global High Income Fund

FORWARD FOREIGN EXCHANGE CONTRACTS TO BUY

		Contracts to Receive				Net Unrealized
Expiration		Local		Value in	In Exchange	Appreciation
Date	Counterparty	Currency		USD	for USD	(Depreciation)
11/14/11	JPMorgan Chase Bank N.A.	EUR	62,435,094	86,380,949	87,234,750	$(853,801)
11/07/11	JPMorgan Chase Bank N.A.	NOK	11,417,000	2,049,547	2,011,067	38,480

Net unrealized depreciation on forward foreign exchange contracts to buy						$(815,321)

FORWARD FOREIGN EXCHANGE CONTRACTS TO SELL

		Contracts to Deliver				Net Unrealized
Expiration		Local		Value in	In Exchange	Appreciation
Date	Counterparty	Currency		USD	for USD	(Depreciation)
11/08/11	Westpac Banking Corp.	AUD	34,302,370	36,124,832	35,835,000	$(289,832)
12/02/11	JPMorgan Chase Bank N.A.	BRL	44,065,000	25,482,583	23,470,040	(2,012,543)
11/14/11	JPMorgan Chase Bank N.A.	EUR	9,583,103	13,258,530	13,364,500	105,970
11/21/11	JPMorgan Chase Bank N.A.	EUR	160,009,350	221,362,373	221,609,750	247,377
11/30/11	Brown Brothers Harriman & Co.	EUR	127,865,000	176,876,678	181,123,330	4,246,652
01/31/12	JPMorgan Chase Bank N.A.	EUR	64,466,500	89,151,970	91,129,844	1,977,874
11/08/11	Westpac Banking Corp.	GBP	23,022,988	37,016,464	36,726,500	(289,964)
12/05/11	JPMorgan Chase Bank N.A.	IDR	161,907,900,000	18,224,118	17,115,000	(1,109,118)
11/07/11	JPMorgan Chase Bank N.A.	NOK	145,505,000	26,120,643	26,871,970	751,327

Net unrealized appreciation on forward foreign exchange contracts to sell						$3,627,743

See Notes to Financial Statements

142	Artio Global Funds ï 2011 Annual Report

SCHEDULE OF FORWARD FOREIGN EXCHANGE CONTRACTS (Continued)	October 31, 2011

Artio Global High Income Fund

Glossary of Currencies

AUD	— Australian Dollar
BRL	— Brazilian Real
CAD	— Canadian Dollar
EUR	— Euro
GBP	— British Pound Sterling
GHS	— Ghanaian Cedi
IDR	— Indonesian Rupiah
NOK	— Norwegian Krone
UAH	— Ukraine Hryvnia
USD	— United States Dollar
VND	— Viet Nam Dong

See Notes to Financial Statements

Artio Global Funds ï 2011 Annual Report	143

PORTFOLIO OF INVESTMENTS-Industry Sector (Unaudited)	October 31, 2011

Artio Global High Income Fund

At October 31, 2011, security type diversification of the Fund’s investments was as follows:

	% of Net	Fair
	Assets	Value (Note 2)
SECURITY TYPE
Corporate Bonds	66.7%	$2,256,946,653
Bank Loans	17.9	606,790,393
Foreign Government Bonds	3.1	105,051,357
Preferred Stocks	1.1	38,581,423
Common Stocks	1.1	35,814,305
Convertible Bonds	0.3	9,457,541
Credit Linked Note	0.2	6,354,889
Equity Linked Notes	0.2	6,178,979
Rights	0.0	1,274,880
Short-term Investments	6.0	204,294,093	*

Total Investments	96.6	3,270,744,513
Other Assets and Liabilities (Net)	3.4	115,718,337	*

Net Assets	100.0%	$3,386,462,850

* Short-term investments includes securities that have been voluntarily segregated by the adviser as collateral for swaps with a notional value of $142,565,000, which is 4.21% of net assets. Other assets and liabilities includes swaps with a net fair value of $(1,769,255), which is 0.05% of net assets.

See Notes to Financial Statements

144	Artio Global Funds ï 2011 Annual Report

PORTFOLIO OF INVESTMENTS	October 31, 2011

Artio Local Emerging Markets Debt Fund

Face			Fair
Value	Currency	Description	Value (Note 2)
FOREIGN GOVERNMENT BONDS—52.8%†
		Mexico—11.1%
26,700,000	MXN	Mexican Bonos 10.000% due 12/05/2024	$2,632,389

		South Africa—10.4%
21,000,000	ZAR	South Africa Government Bond 6.750% due 03/31/2021	2,461,619

		Malaysia—7.8%
5,500,000	MYR	Malaysia Government Bond 4.012% due 09/15/2017	1,841,209

		Poland—4.4%
3,355,000	PLN	Poland Government Bond 5.250% due 10/25/2017	1,056,242

		Thailand—4.4%
32,000,000	THB	Thailand Government Bond 4.250% due 03/13/2013	1,053,446

		Turkey—4.4%
1,900,000	TRY	Turkey Government Bond Zero Coupon due 01/25/2012	1,051,780

		Uruguay—4.1%
19,000,000	UYU	Uruguay Treasury Bills Zero Coupon due 12/01/2011	982,449

		Hungary—2.9%
155,000,000	HUF	Hungary Government Bond 6.750% due 02/24/2017	682,473

		Colombia—2.8%
1,045,000,000	COP	Colombia Government International Bond 7.750% due 04/14/2021	660,120

		Philippines—0.5%
5,000,000	PHP	Philippine Government International Bond 4.950% due 01/15/2021	113,164

		TOTAL FOREIGN GOVERNMENT BONDS (Cost $13,155,565)	12,534,891

See Notes to Financial Statements

Artio Global Funds ï 2011 Annual Report	145

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2011

Artio Local Emerging Markets Debt Fund

Face			Fair
Value	Currency	Description	Value (Note 2)
CORPORATE BONDS—19.0%
		Supranational—19.0%
20,000,000,000	IDR	European Bank for Reconstruction & Development 7.200% due 06/08/2016	$2,309,630

3,770,000	BRL	International Bank for Reconstruction & Development 8.750% due 06/15/2012	2,201,976

		TOTAL CORPORATE BONDS (Cost $4,654,585)	4,511,606

U.S. GOVERNMENT AND AGENCY OBLIGATIONS—8.9%
500,000	USD	Federal National Mortgage Association Corporation TBA 5.000% due 11/01/2041	537,891

1,400,000	USD	U.S. Treasury Notes 3.625% due 02/15/2021	1,585,609

		TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $2,002,731)	2,123,500

REPURCHASE AGREEMENT—18.4%
		United States—18.4%
4,366,552	USD	Fixed Income Clearing Corporation Repurchase Agreement, dated 10/31/2011, due 11/01/2011, with a maturity value of $4,366,554 and an effective yield of 0.01%, collateralized by U.S. Treasury Note, with a rate of 0.125%, a maturity of 9/30/2013 and an aggregate fair value of $4,458,043. (Cost $4,366,552)	4,366,552

		TOTAL INVESTMENTS—99.1% (Cost $24,179,433)	23,536,549
		OTHER ASSETS AND LIABILITIES—0.9%	209,283

		TOTAL NET ASSETS—100.0%	$23,745,832

Notes to the Portfolio of Investments.

Aggregate cost for federal income tax purposes was $24,179,433.

See Notes to Financial Statements

146	Artio Global Funds ï 2011 Annual Report

SCHEDULE OF FORWARD FOREIGN EXCHANGE CONTRACTS	October 31, 2011

Artio Local Emerging Markets Debt Fund

FORWARD FOREIGN EXCHANGE CONTRACTS TO BUY

		Contracts to Receive				Net Unrealized
Expiration		Local		Value in	In Exchange	Appreciation
Date	Counterparty	Currency		USD	for USD	(Depreciation)
11/22/11	Credit Suisse	CLP	520,025,000	1,059,201	1,089,742	$(30,541)
11/03/11	Credit Suisse	KRW	4,856,680,000	4,382,165	4,600,000	(217,835)
11/03/11	JPMorgan Chase Bank N.A.	MXN	6,100,000	457,718	458,974	(1,256)
11/14/11	Deutsche Bank AG London	PLN	180,628	56,720	58,041	(1,321)
11/14/11	JPMorgan Chase Bank N.A.	PLN	647,000	203,168	204,037	(869)
11/21/11	JPMorgan Chase Bank N.A.	TRY	2,670,053	1,503,115	1,425,245	77,870

Net unrealized depreciation on forward foreign exchange contracts to buy						$(173,952)

FORWARD FOREIGN EXCHANGE CONTRACTS TO SELL

		Contracts to Deliver				Net Unrealized
Expiration		Local		Value in	In Exchange	Appreciation
Date	Counterparty	Currency		USD	for USD	(Depreciation)
11/21/11	JPMorgan Chase Bank N.A.	EUR	2,000,000	2,766,868	2,752,000	$(14,868)
11/03/11	Credit Suisse	KRW	3,500,000,000	3,158,037	3,315,022	156,985
11/03/11	Goldman Sachs & Co.	MXN	6,100,000	457,718	444,218	(13,500)
11/14/11	Deutsche Bank AG London	PLN	3,904,006	1,225,916	1,225,824	(92)
11/14/11	JPMorgan Chase Bank N.A.	SGD	600,000	478,162	462,606	(15,556)

Net unrealized appreciation on forward foreign exchange contracts to sell						$112,969

See Notes to Financial Statements

Artio Global Funds ï 2011 Annual Report	147

SCHEDULE OF FORWARD FOREIGN EXCHANGE CONTRACTS (Continued)	October 31, 2011

Artio Local Emerging Markets Debt Fund

Glossary of Currencies

BRL	— Brazilian Real
CLP	— Chilean Peso
COP	— Columbia Peso
EUR	— Euro
HUF	— Hungarian Forint
IDR	— Indonesian Rupiah
KRW	— South Korean Won
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
PHP	— Philippine Peso
PLN	— Polish Zloty
SGD	— Singapore Dollar
THB	— Thai Baht
TRY	— Turkish Lira
USD	— United States Dollar
UYU	— Uruguayan Peso
ZAR	— South African Rand

See Notes to Financial Statements

148	Artio Global Funds ï 2011 Annual Report

PORTFOLIO OF INVESTMENTS-Industry Sector (Unaudited)	October 31, 2011

Artio Local Emerging Markets Debt Fund

At October 31, 2011, security type diversification of the Fund’s investments was as follows:

	% of Net	Fair
	Assets	Value (Note 2)
SECURITY TYPE
Foreign Government Bonds	52.8%	$12,534,891
Corporate Bonds	19.0	4,511,606
U.S. Government and Agency Obligations	8.9	2,123,500
Short-term Investment	18.4	4,366,552

Total Investments	99.1	23,536,549
Other Assets and Liabilities (Net)	0.9	209,283

Net Assets	100.0%	$23,745,832

See Notes to Financial Statements

Artio Global Funds ï 2011 Annual Report	149

PORTFOLIO OF INVESTMENTS	October 31, 2011

Artio U.S. Microcap Fund

Share		Fair
Amount	Description	Value (Note 2)
COMMON STOCKS—99.4%†
	Retailing—12.9%
20,470	Destination Maternity	$339,188
13,300	Francesca’s Holdings (1)	341,411
17,960	Gordmans Stores (1)	251,081
19,520	Nutrisystem Inc	241,267
18,810	Teavana Holdings (1)	429,996

		1,602,943

	Banks—12.4%
25,102	First Defiance Financial (1)	356,699
9,620	First of Long Island	245,791
28,804	West Coast Bancorp (1)	430,044
12,543	WSFS Financial	498,584

		1,531,118

	Technology Hardware & Equipment—10.4%
324,920	Network Engines (1)	419,147
19,930	Oplink Communications (1)	323,265
17,576	Super Micro Computer (1)	281,216
57,940	X-Rite Inc (1)	261,309

		1,284,937

	Semiconductors & Semiconductor Equipment—8.5%
30,780	Advanced Energy Industries (1)	287,485
8,650	EZchip Semiconductor (1)	315,119
34,270	Integrated Silicon Solution (1)	315,627
17,450	Rudolph Technologies (1)	128,607

		1,046,838

	Pharmaceuticals & Biotechnology—7.9%
84,080	Enzo Biochem (1)	240,469
70,522	ISTA Pharmaceuticals (1)	291,961
17,700	Sagent Pharmaceuticals (1)	452,235

		984,665

	Health Care Equipment & Services—7.7%
16,700	Insulet Corp (1)	272,544
39,185	Natus Medical (1)	336,991
44,460	Spectranetics Corp (1)	348,566

		958,101

See Notes to Financial Statements

150	Artio Global Funds ï 2011 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2011

Artio U.S. Microcap Fund

Share		Fair
Amount	Description	Value (Note 2)
COMMON STOCKS—Continued

	Transportation—7.1%
4,660	Allegiant Travel (1)	$242,134
36,010	Box Ships	332,732
27,770	Celadon Group	305,748

		880,614

	Materials—5.3%
17,640	Kraton Performance Polymers (1)	347,155
353,850	Santa Fe Gold (1)	311,388

		658,543

	Energy—4.6%
8,130	Carrizo Oil & Gas (1)	221,136
2,620	Northern Oil and Gas (1)	63,325
37,860	Union Drilling (1)	283,572

		568,033

	Capital Goods—4.2%
6,770	Cascade Corp	291,787
24,420	Meritor Inc (1)	232,478

		524,265

	Software & Services—4.2%
9,600	Sourcefire Inc (1)	264,480
104,080	Zix Corp (1)	258,118

		522,598

	Commercial & Professional Services—4.0%
130,790	Cenveo Inc (1)	490,463

	Real Estate—3.7%
15,120	Pebblebrook Hotel Trust REIT	287,734
20,420	Summit Hotel Properties REIT	164,789

		452,523

	Automobiles & Components—2.4%
20,720	Cooper Tire & Rubber	296,918

	Diversified Financials—2.1%
21,030	Calamos Asset Management-Class A	262,665

See Notes to Financial Statements

Artio Global Funds ï 2011 Annual Report	151

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2011

Artio U.S. Microcap Fund

Share			Fair
Amount		Description	Value (Note 2)
COMMON STOCKS—Continued

	Consumer Services—2.0%
49,960	Morton’s Restaurant (1)		$243,805

	TOTAL COMMON STOCKS (Cost $12,365,210)		12,309,029

Face
Value	Currency
REPURCHASE AGREEMENT—3.5%
430,620	USD	Fixed Income Clearing Corporation Repurchase Agreement, dated 10/31/2011 due 11/01/2011, with a maturity value of $430,620 and an effective yield of 0.01%, collateralized by Federal National Mortgage Association, with a rate of 2.250%, a maturity of 03/15/2016 and an aggregate fair value of $442,531. (Cost $430,620)	430,620

		TOTAL INVESTMENTS—102.9% (Cost $12,795,830)	12,739,649
		OTHER ASSETS AND LIABILITIES—(2.9)%	(363,083)

		TOTAL NET ASSETS—100.0%	$12,376,566

Notes to the Portfolio of Investments.

Aggregate cost for federal income tax purposes was $13,068,858.

Glossary of Currencies

USD	— United States Dollar

See Notes to Financial Statements

152	Artio Global Funds ï 2011 Annual Report

PORTFOLIO OF INVESTMENTS-Industry Sector (Unaudited)	October 31, 2011

Artio U.S. Microcap Fund

At October 31, 2011, sector diversification of the Fund’s investments was as follows:

	% of Net	Fair
	Assets	Value (Note 2)
INDUSTRY SECTOR
Information Technology	23.1%	$2,854,373
Financials	18.1	2,246,306
Consumer Discretionary	17.3	2,143,666
Health Care	15.7	1,942,766
Industrials	15.3	1,895,342
Materials	5.3	658,543
Energy	4.6	568,033
Short-term Investment	3.5	430,620

Total Investments	102.9	12,739,649
Other Assets and Liabilities (Net)	(2.9)	(363,083)

Net Assets	100.0%	$12,376,566

See Notes to Financial Statements

Artio Global Funds ï 2011 Annual Report	153

PORTFOLIO OF INVESTMENTS	October 31, 2011

Artio U.S. Smallcap Fund

Share		Fair
Amount	Description	Value (Note 2)
COMMON STOCKS—99.4%†
	Software & Services—9.6%
118,770	Akamai Technologies (1)	$3,199,664
19,340	CommVault Systems (1)	823,497
143,497	Compuware Corp (1)	1,212,550
35,721	NICE Systems Sponsored ADR (1)	1,277,383
56,564	Sourcefire Inc (1)	1,558,338

		8,071,432

	Retailing—8.9%
48,530	Dick’s Sporting Goods (1)	1,897,038
70,450	Francesca’s Holdings (1)	1,808,451
123,715	Gordmans Stores (1)	1,729,536
89,340	Teavana Holdings (1)	2,042,312

		7,477,337

	Pharmaceuticals & Biotechnology—8.9%
21,177	Cepheid Inc (1)	759,831
421,860	ISTA Pharmaceuticals (1)	1,746,501
38,774	Questcor Pharmaceuticals (1)	1,574,612
55,554	Salix Pharmaceuticals (1)	1,903,002
72,743	Viropharma Inc (1)	1,472,318

		7,456,264

	Transportation—7.8%
22,449	Allegiant Travel (1)	1,166,450
27,820	Atlas Air Worldwide Holdings (1)	1,071,626
188,567	Box Ships	1,742,359
117,600	Celadon Group	1,294,776
117,360	Wesco Aircraft Holdings (1)	1,324,995

		6,600,206

	Semiconductors & Semiconductor Equipment—7.7%
186,827	Advanced Energy Industries (1)	1,744,964
21,680	Hittite Microwave (1)	1,140,368
214,650	Integrated Silicon Solution (1)	1,976,927
148,140	Micrel Inc	1,632,503

		6,494,762

	Materials—7.0%
22,295	Airgas Inc	1,537,240
48,589	Coeur d’Alene Mines (1)	1,242,421
23,620	Compass Minerals International	1,796,774

See Notes to Financial Statements

154	Artio Global Funds ï 2011 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2011

Artio U.S. Smallcap Fund

Share		Fair
Amount	Description	Value (Note 2)
COMMON STOCKS—Continued
	Materials—Continued

34,360	Molycorp Inc (1)	$1,314,957

		5,891,392

	Banks—6.9%
698,252	Popular Inc (1)	1,298,749
94,990	West Coast Bancorp (1)	1,418,200
78,620	WSFS Financial	3,125,145

		5,842,094

	Diversified Financials—6.6%
123,802	Calamos Asset Management-Class A	1,546,287
43,640	Greenhill & Co	1,648,719
48,134	Lazard Ltd-Class A	1,315,984
32,970	Raymond James Financial	1,001,299

		5,512,289

	Capital Goods—6.2%
38,882	A.O. Smith	1,444,855
134,230	Meritor Inc (1)	1,277,869
30,430	Regal-Beloit Corp	1,616,746
8,890	TransDigm Group (1)	834,949

		5,174,419

	Technology Hardware & Equipment—4.9%
25,160	Itron Inc (1)	925,636
67,750	Riverbed Technology (1)	1,868,545
84,982	Super Micro Computer (1)	1,359,712

		4,153,893

	Energy—4.7%
41,756	Carrizo Oil & Gas (1)	1,135,763
17,960	Oil States International (1)	1,250,196
207,858	Union Drilling (1)	1,556,856

		3,942,815

	Insurance—4.1%
122,710	Horace Mann Educators	1,650,449
131,049	National Financial Partners (1)	1,791,440

		3,441,889

See Notes to Financial Statements

Artio Global Funds ï 2011 Annual Report	155

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2011

Artio U.S. Smallcap Fund

Share	Fair
Amount	Description	Value (Note 2)
COMMON STOCKS—Continued

Health Care Equipment & Services—3.6%
73,270	Align Technology (1)	$1,687,408
24,820	Catalyst Health Solutions (1)	1,364,356

3,051,764

Consumer Services—3.6%
264,075	Morton’s Restaurant (1)	1,288,686
49,510	Sotheby’s	1,743,742

3,032,428

Commercial & Professional Services—3.4%
760,815	Cenveo Inc (1)	2,853,056

Media—1.8%
182,831	Lions Gate Entertainment (1)	1,502,871

Household & Personal Products—1.4%
61,650	Inter Parfums	1,136,826

Real Estate—1.4%
59,680	Pebblebrook Hotel Trust REIT	1,135,710

Food, Beverage & Tobacco—0.9%
12,037	Diamond Foods	791,433

TOTAL COMMON STOCKS (Cost $81,989,298)	83,562,880

Face
Value	Currency
REPURCHASE AGREEMENT—1.1%
937,203	USD	Fixed Income Clearing Corporation Repurchase Agreement, dated 10/31/2011, due 11/01/2011, with a maturity value of $937,203 and an effective yield of 0.01%, collateralized by Federal National Mortgage Association Discount Note, with a rate of 0.000%, a maturity of 12/01/2011, and an aggregate fair value of $960,000. (Cost $937,203)	937,203

TOTAL INVESTMENTS—100.5% (Cost $82,926,501)	84,500,083
OTHER ASSETS AND LIABILITIES—(0.5)%	(421,863)

TOTAL NET ASSETS—100.0%	$84,078,220

See Notes to Financial Statements

156	Artio Global Funds ï 2011 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2011

Artio U.S. Smallcap Fund

Notes to the Portfolio of Investments.

Aggregate cost for federal income tax purposes was $84,511,976.

Glossary of Currencies

USD	— United States Dollar

See Notes to Financial Statements

Artio Global Funds ï 2011 Annual Report	157

PORTFOLIO OF INVESTMENTS-Industry Sector (Unaudited)	October 31, 2011

Artio U.S. Smallcap Fund

At October 31, 2011, sector diversification of the Fund’s investments was as follows:

	% of Net	Fair
	Assets	Value (Note 2)
INDUSTRY SECTOR
Information Technology	22.3%	$18,720,087
Financials	18.9	15,931,982
Industrials	17.4	14,627,681
Consumer Discretionary	14.3	12,012,636
Health Care	12.5	10,508,028
Materials	7.0	5,891,392
Energy	4.7	3,942,815
Consumer Staples	2.3	1,928,259
Short-term Investment	1.1	937,203

Total Investments	100.5	84,500,083
Other Assets and Liabilities (Net)	(0.5)	(421,863)

Net Assets	100.0%	$84,078,220

See Notes to Financial Statements

158	Artio Global Funds ï 2011 Annual Report

PORTFOLIO OF INVESTMENTS	October 31, 2011

Artio U.S. Midcap Fund

Share		Fair
Amount	Description	Value (Note 2)
COMMON STOCKS—97.3%†
	Capital Goods—9.4%
2,080	Parker Hannifin	$169,624
4,670	Quanta Services (1)	97,556
1,220	Roper Industries	98,942
1,820	SPX Corp	99,390

		465,512

	Software & Services—9.2%
6,290	Akamai Technologies (1)	169,452
2,410	ANSYS Inc (1)	131,008
3,620	Electronic Arts (1)	84,527
680	Factset Research Systems	67,606

		452,593

	Materials—8.4%
1,430	Agnico-Eagle Mines	62,048
2,440	Airgas Inc	168,238
2,990	Coeur d’Alene Mines (1)	76,454
1,440	Walter Energy	108,936

		415,676

	Energy—8.1%
1,500	EQT Corp	95,250
1,750	Oil States International (1)	121,818
1,010	Range Resources	69,528
2,480	Whiting Petroleum (1)	115,444

		402,040

	Technology Hardware & Equipment—7.7%
1,210	F5 Networks (1)	125,779
4,150	Juniper Networks (1)	101,551
3,720	NetApp Inc (1)	152,371

		379,701

	Diversified Financials—7.1%
2,890	Greenhill & Co	109,184
2,870	Lazard Ltd-Class A	78,466
1,760	T Rowe Price	92,999
4,330	TD Ameritrade Holding	72,657

		353,306

See Notes to Financial Statements

Artio Global Funds ï 2011 Annual Report	159

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2011

Artio U.S. Midcap Fund

Share		Fair
Amount	Description	Value (Note 2)
COMMON STOCKS—Continued

	Semiconductors & Semiconductor Equipment—6.7%
2,520	Altera Corp	$95,558
15,640	Atmel Corp (1)	165,159
2,180	Linear Technology	70,436

		331,153

	Consumer Durables & Apparel—6.1%
1,770	Coach Inc	115,174
610	Ralph Lauren	96,862
660	VF Corp	91,225

		303,261

	Pharmaceuticals & Biotechnology—5.5%
1,320	Alexion Pharmaceuticals (1)	89,113
4,650	Mylan Inc (1)	91,000
1,130	Waters Corp (1)	90,536

		270,649

	Food, Beverage & Tobacco—4.6%
1,130	Diamond Foods	74,298
1,990	Dr. Pepper Snapple	74,525
1,000	J.M. Smucker	77,020

		225,843

	Retailing—4.2%
4,460	Teavana Holdings (1)	101,956
1,350	Tiffany & Co	107,635

		209,591

	Banks—4.0%
4,260	BB&T Corp	99,429
8,310	Fifth Third Bancorp	99,803

		199,232

	Automobiles & Components—3.2%
4,800	Johnson Controls	158,064

	Health Care Equipment & Services—2.2%
5,610	Allscripts Healthcare Solutions (1)	107,432

	Transportation—1.9%
1,840	Allegiant Travel (1)	95,606

See Notes to Financial Statements

160	Artio Global Funds ï 2011 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2011

Artio U.S. Midcap Fund

Share	Fair
Amount	Description	Value (Note 2)
COMMON STOCKS—Continued

Insurance—1.7%
3,250	Delphi Financial Group-Class A	$86,060

Telecommunication Services—1.6%
3,400	NII Holdings (1)	80,002

Food & Staples Retailing—1.6%
1,090	Whole Foods Market	78,611

Commercial & Professional Services—1.5%
900	Stericycle Inc (1)	75,222

Consumer Services—1.4%
212	Chipotle Mexican Grill (1)	71,257

Real Estate—1.2%
3,990	Host Hotels & Resorts REIT	56,937

TOTAL COMMON STOCKS (Cost $4,258,003)	4,817,748

Face
Value	Currency
REPURCHASE AGREEMENT—2.9%
144,313	USD	Fixed Income Clearing Corporation Repurchase Agreement, dated 10/31/2011, due 11/01/2011, with a maturity value of $144,313 and an effective yield of 0.01%, collateralized by Federal National Mortgage Association Discount Note, with a rate of 0.000%, a maturity of 12/01/2011 and an aggregate fair value of $150,000. (Cost $144,313)	144,313

TOTAL INVESTMENTS—100.2% (Cost $4,402,316)	4,962,061
OTHER ASSETS AND LIABILITIES—(0.2)%	(10,280)

TOTAL NET ASSETS—100.0%	$4,951,781

Notes to the Portfolio of Investments.

Aggregate cost for federal income tax purposes was $4,439,833.

Glossary of Currencies

USD	— United States Dollar

See Notes to Financial Statements

Artio Global Funds ï 2011 Annual Report	161

PORTFOLIO OF INVESTMENTS-Industry Sector (Unaudited)	October 31, 2011

Artio U.S. Midcap Fund

At October 31, 2011, sector diversification of the Fund’s investments was as follows:

	% of Net	Fair
	Assets	Value (Note 2)
INDUSTRY SECTOR
Information Technology	23.5%	$1,163,447
Consumer Discretionary	15.0	742,173
Financials	14.0	695,535
Industrials	12.9	636,340
Materials	8.4	415,676
Energy	8.1	402,040
Health Care	7.6	378,081
Consumer Staples	6.2	304,454
Telecommunication Services	1.6	80,002
Short-term Investment	2.9	144,313

Total Investments	100.2	4,962,061
Other Assets and Liabilities (Net)	(0.2)	(10,280)

Net Assets	100.0%	$4,951,781

See Notes to Financial Statements

162	Artio Global Funds ï 2011 Annual Report

PORTFOLIO OF INVESTMENTS	October 31, 2011

Artio U.S. Multicap Fund

Share		Fair
Amount	Description	Value (Note 2)
COMMON STOCKS—99.9%†
	Materials—10.6%
1,100	Agnico-Eagle Mines	$47,729
640	Cliffs Natural Resources	43,661
2,575	Coeur d’Alene Mines (1)	65,843
5,290	Kinross Gold	75,911
1,500	Mosaic Co	87,840
1,285	Praxair Inc	130,646

		451,630

	Diversified Financials—9.8%
2,780	Citigroup Inc	87,820
600	Franklin Resources	63,978
895	Goldman Sachs	98,047
2,285	JPMorgan Chase	79,427
2,150	State Street	86,839

		416,111

	Capital Goods—9.1%
650	Cummins Inc	64,630
1,770	Illinois Tool Works	86,075
1,810	Parker Hannifin	147,605
1,155	United Technologies	90,067

		388,377

	Technology Hardware & Equipment—8.7%
380	Apple Inc (1)	153,817
3,545	EMC Corp (1)	86,888
1,600	NetApp Inc (1)	65,536
2,330	Riverbed Technology (1)	64,261

		370,502

	Energy—8.5%
2,090	Carrizo Oil & Gas (1)	56,848
1,030	Oceaneering International	43,085
1,335	Oil States International (1)	92,929
810	Range Resources	55,760
2,490	Whiting Petroleum (1)	115,910

		364,532

	Software & Services—7.5%
5,530	Akamai Technologies (1)	148,978
3,935	Electronic Arts (1)	91,882

See Notes to Financial Statements

Artio Global Funds ï 2011 Annual Report	163

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2011

Artio U.S. Multicap Fund

Share		Fair
Amount	Description	Value (Note 2)
COMMON STOCKS—Continued
	Software & Services—Continued

225	MasterCard Inc-Class A	$78,129

		318,989

	Pharmaceuticals & Biotechnology—6.6%
1,700	Celgene Corp (1)	110,211
2,510	Salix Pharmaceuticals (1)	85,980
2,100	Teva Pharmaceutical Industries Sponsored ADR	85,785

		281,976

	Semiconductors & Semiconductor Equipment—5.8%
1,650	Altera Corp	62,568
8,925	Atmel Corp (1)	94,248
2,500	Broadcom Corp-Class A (1)	90,225

		247,041

	Health Care Equipment & Services—5.6%
1,020	CR Bard	87,669
1,790	Express Scripts (1)	81,857
1,815	St Jude Medical	70,785

		240,311

	Retailing—5.2%
260	Amazon.com Inc (1)	55,512
3,450	Lowe’s Cos	72,519
4,130	Teavana Holdings (1)	94,412

		222,443

	Food, Beverage & Tobacco—3.8%
720	J.M. Smucker	55,454
1,710	PepsiCo Inc	107,645

		163,099

	Commercial & Professional Services—3.8%
25,610	Cenveo Inc (1)	96,038
785	Stericycle Inc (1)	65,610

		161,648

	Automobiles & Components—3.1%
3,995	Johnson Controls	131,555

	Banks—3.0%
4,945	Wells Fargo	128,125

See Notes to Financial Statements

164	Artio Global Funds ï 2011 Annual Report

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2011

Artio U.S. Multicap Fund

Share		Fair
Amount	Description	Value (Note 2)
COMMON STOCKS—Continued

	Insurance—2.7%
2,600	Aflac Inc	$117,234

	Consumer Durables & Apparel—2.4%
1,560	Coach Inc	101,509

	Consumer Services—1.9%
1,770	Las Vegas Sands (1)	83,101

	Food & Staples Retailing—1.8%
910	Costco Wholesale	75,758

	TOTAL COMMON STOCKS (Cost $3,879,508)	4,263,941

	TOTAL INVESTMENTS—99.9% (Cost $3,879,508)	4,263,941
	OTHER ASSETS AND LIABILITIES—0.1%	2,365

	TOTAL NET ASSETS—100.0%	$4,266,306

Notes to the Portfolio of Investments.

Aggregate cost for federal income tax purposes was $3,960,581.

See Notes to Financial Statements

Artio Global Funds ï 2011 Annual Report	165

PORTFOLIO OF INVESTMENTS (Continued)	October 31, 2011

Artio U.S. Multicap Fund

Master Notes to the Portfolio of Investments.

†	Percentages indicated are based on Fund net assets.
ADR	American Depositary Receipt
ETF	Exchange-Traded Funds
ETN	Exchange-Traded Notes
FDR	Fiduciary Depositary Receipt
GDR	Global Depositary Receipt
REIT	Real Estate Investment Trust
TBA	To Be Announced: Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement.
(1)	Non-income producing security.
(2)	Security valued at fair value utilizing fair value model in accordance with valuation policies approved by the Board of Trustees/Directors.
(4)	Represents a determination that these securities are illiquid. This determination is made as of the Funds’ fiscal year end and is based on the average trading volume and the availability of market quotations. Based on a variety of macro and microeconomic factors, the liquidity of the Funds’ portfolio investments may change and may be significantly more or less liquid at different points in time.
(5)	Callable security.
(6)	Variable rate security.
(7)	Defaulted security.
(8)	Step-Coupon.
(9)	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers.
(10)	Affiliated security.
(11)	Security has been pledged for collateral of swaps.
(12)	Security valued at fair value in good faith as determined by the policies approved by the Board of Trustees/Directors.
(13)	This security has additional commitments and contingencies. Principal amount and value exclude unfunded commitment.

See Notes to Financial Statements

166	Artio Global Funds ï 2011 Annual Report

PORTFOLIO OF INVESTMENTS-Industry Sector (Unaudited)	October 31, 2011

Artio U.S. Multicap Fund

At October 31, 2011, sector diversification of the Fund’s investments was as follows:

	% of Net	Fair
	Assets	Value (Note 2)
INDUSTRY SECTOR
Information Technology	22.0%	$936,532
Financials	15.5	661,470
Industrials	12.9	550,025
Consumer Discretionary	12.6	538,608
Health Care	12.2	522,287
Materials	10.6	451,630
Energy	8.5	364,532
Consumer Staples	5.6	238,857

Total Investments	99.9	4,263,941
Other Assets and Liabilities (Net)	0.1	2,365

Net Assets	100.0%	$4,266,306

See Notes to Financial Statements

Artio Global Funds ï 2011 Annual Report	167

STATEMENT OF ASSETS AND LIABILITIES	October 31, 2011

	Artio	Artio
	Global Equity	International Equity
ASSETS:
Investments in securities, at fair value (Cost $45,204,982 and $4,976,527,488, respectively)	$43,293,188	$4,929,593,048
Affiliated securities, at fair value (Cost $0 and $380,336,966, respectively)	—	128,917,822
Repurchase agreements (Cost $1,502,638 and $532,568,367, respectively)	1,502,638	532,568,367
Cash on deposit for broker (Note 2)	—	43,183,238
Foreign currency, at fair value (Cost $2,038,375 and $249,861,666, respectively)	2,061,263	232,320,397
Receivables:
Investments sold	1,348,015	32,787,371
Fund shares sold	41,665	2,567,863
Interest and dividends	47,403	14,238,699
Tax reclaims	9,292	2,238,206
Unrealized appreciation on forward foreign exchange contracts	41,379	7,128,958
Prepaid expense	167	30,957

Total Assets	48,345,010	5,925,574,926

LIABILITIES:
Payables:
Investments purchased	1,017,622	81,196,986
Fund shares repurchased	6,782	55,697,165
Investment advisory fee (Note 3)	37,225	4,322,508
Daily variation margin on open financial futures contracts	—	4,836,497
Unrealized depreciation on forward foreign exchange contracts	98,325	22,143,673
Payable on closed swap contracts	—	8,383,800
Accrued expenses and other payables	110,589	1,740,509

Total Liabilities	1,270,543	178,321,138

NET ASSETS	$47,074,467	$5,747,253,788

NET ASSETS Consist of:
Par value	$1,379	$230,200
Paid in capital in excess of par value	78,640,080	8,011,772,750
Undistributed net investment income	25,084	34,007,789
Accumulated net realized loss on investments sold, forward foreign exchange contracts, foreign currency related transactions, and swap contracts	(29,649,553)	(1,971,434,085)
Net unrealized depreciation on investments, forward foreign exchange contracts, foreign currency related transactions, and swap contracts	(1,942,523)	(327,322,866)

NET ASSETS	$47,074,467	$5,747,253,788

Class A	$10,223,415	$2,059,254,931

Class I	$36,851,052	$3,687,998,857

SHARES OUTSTANDING (Note 8)
Class A	301,562	83,874,058

Class I	1,077,498	146,325,692

NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
Class A	$33.90	$24.55

Class I	$34.20	$25.20

See Notes to Financial Statements

168	Artio Global Funds ï 2011 Annual Report

STATEMENT OF ASSETS AND LIABILITIES (Continued)	October 31, 2011

	Artio	Artio
	International Equity II	Total Return Bond
ASSETS:
Investments in securities, at fair value (Cost $4,357,009,269 and $1,691,525,651, respectively)	$4,382,433,405	$1,735,712,592
Repurchase agreements (Cost $298,620,439 and $208,202,344, respectively)	298,620,439	208,202,344
Cash on deposit for broker (Note 2)	39,279,931	—
Foreign currency, at fair value (Cost $245,896,443 and $1,469,230, respectively)	247,098,101	1,501,609
Receivables:
Investments sold	99,199,924	40,038,702
Fund shares sold	5,913,661	8,259,472
Interest and dividends	11,942,452	14,222,618
Tax reclaims	6,424,814	—
Unrealized appreciation on forward foreign exchange contracts	6,508,031	2,816,661
Prepaid expense	29,967	5,533

Total Assets	5,097,450,725	2,010,759,531

LIABILITIES:
Payables:
Investments purchased	69,981,108	227,817,062
Fund shares repurchased	13,343,230	1,418,504
Investment advisory fee (Note 3)	3,859,976	538,328
Daily variation margin on open financial futures contracts	4,155,738	—
Unrealized depreciation on forward foreign exchange contracts	20,103,316	10,536,872
Payable on closed swap contracts	7,694,524	—
Accrued expenses and other payables	1,246,344	271,778

Total Liabilities	120,384,236	240,582,544

NET ASSETS	$4,977,066,489	$1,770,176,987

NET ASSETS Consist of:
Par value	$473,197	$127,079
Paid in capital in excess of par value	7,645,098,455	1,672,395,325
Undistributed net investment income	51,904,031	28,604,884
Accumulated net realized gain (loss) on investments sold, forward foreign exchange contracts, foreign currency related transactions, and swap contracts	(2,737,034,374)	32,723,349
Net unrealized appreciation on investments, forward foreign exchange contracts, foreign currency related transactions, and swap contracts	16,625,180	36,326,350

NET ASSETS	$4,977,066,489	$1,770,176,987

Class A	$1,310,435,031	$271,443,838

Class I	$3,666,631,458	$1,498,733,149

SHARES OUTSTANDING (Note 8)
Class A	125,316,616	19,360,043

Class I	347,880,498	107,719,326

NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
Class A	$10.46	$14.02

Class I	$10.54	$13.91

See Notes to Financial Statements

Artio Global Funds ï 2011 Annual Report	169

STATEMENT OF ASSETS AND LIABILITIES (Continued)	October 31, 2011

	Artio	Artio
	Global High Income	Local Emerging Markets Debt
ASSETS:
Investments in securities, at fair value (Cost $3,120,493,186 and $19,812,881, respectively)	$3,070,990,420	$19,169,997
Repurchase agreements (Cost $199,754,093 and $4,366,552, respectively)	199,754,093	4,366,552
Cash	855,623	357,798
Cash on deposit for broker (Note 2)	4,910,000	8,000
Foreign currency, at fair value (Cost $92,701,509 and $1,233,499, respectively)	91,852,346	1,256,134
Receivables:
Investments sold	2,964,708	58,110
Fund shares sold	33,336,604	21,000
Interest and dividends	59,866,555	312,469
Daily variation margin on open financial futures contracts	—	4,844
Receivable from advisor—net (Note 3)	—	7,330
Receivable on closed swap contracts	12,256,710	—
Unrealized appreciation on forward foreign exchange contracts	7,367,680	234,855
Open swaps agreements, at fair value (upfront payments paid $4,772,443 and $0, respectively)	5,589,018	—
Prepaid expense	15,070	—

Total Assets	3,489,758,827	25,797,089

LIABILITIES:
Payables:
Investments purchased	65,479,385	1,590,424
Fund shares repurchased	5,329,548	—
Dividends payable	217	—
Collateral from broker	4,540,000	—
Investment advisory fee (Note 3)	1,701,284	—
Unrealized depreciation on forward foreign exchange contracts	4,555,258	295,838
Open swaps agreements, at fair value (upfront payments received $9,014,839 and $0, respectively)	7,358,273	—
Unfunded loan commitments (Note 2)	2,423,124	—
Payable on closed swap contracts	10,988,481	—
Accrued expenses and other payables	920,407	164,995

Total Liabilities	103,295,977	2,051,257

NET ASSETS	$3,386,462,850	$23,745,832

NET ASSETS Consist of:
Par value	$342,681	$2,449
Paid in capital in excess of par value	3,382,800,708	24,502,302
Undistributed net investment income (loss)	877,237	(90,948)
Accumulated net realized gain on investments sold, forward foreign exchange contracts, foreign currency related transactions, and swap contracts	50,295,543	23,972
Net unrealized depreciation on investments, forward foreign exchange contracts, foreign currency related transactions, and swap contracts	(47,853,319)	(691,943)

NET ASSETS	$3,386,462,850	$23,745,832

Class A	$1,308,597,416	$10,893,727

Class I	$2,077,865,434	$12,852,105

SHARES OUTSTANDING (Note 8)
Class A	129,000,882	1,123,848

Class I	213,680,135	1,325,611

NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
Class A	$10.14	$9.69

Class I	$9.72	$9.70

See Notes to Financial Statements

170	Artio Global Funds ï 2011 Annual Report

STATEMENT OF ASSETS AND LIABILITIES (Continued)	October 31, 2011

	Artio	Artio
	U.S. Microcap	U.S. Smallcap
ASSETS:
Investments in securities, at fair value (Cost $12,365,210 and $81,989,298, respectively)	$12,309,029	$83,562,880
Repurchase agreements (Cost $430,620 and $937,203, respectively)	430,620	937,203
Receivables:
Investments sold	529,623	—
Fund shares sold	39,198	158,866
Interest and dividends	—	6,623
Prepaid expense	68	508

Total Assets	13,308,538	84,666,080

LIABILITIES:
Payables:
Investments purchased	861,000	384,695
Fund shares repurchased	15,338	50,680
Investment advisory fee (Note 3)	16,259	46,612
Accrued expenses and other payables	39,375	105,873

Total Liabilities	931,972	587,860

NET ASSETS	$12,376,566	$84,078,220

NET ASSETS Consist of:
Par value	$1,159	$7,840
Paid in capital in excess of par value	11,888,442	75,678,286
Undistributed net investment loss	(24,037)	(24,036)
Accumulated net realized gain on investments sold	567,183	6,842,548
Net unrealized appreciation (depreciation) on investments	(56,181)	1,573,582

NET ASSETS	$12,376,566	$84,078,220

Class A	$3,224,934	$24,687,045

Class I	$9,151,632	$59,391,175

SHARES OUTSTANDING (Note 8)
Class A	304,447	2,320,370

Class I	854,083	5,519,896

NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
Class A	$10.59	$10.64

Class I	$10.72	$10.76

See Notes to Financial Statements

Artio Global Funds ï 2011 Annual Report	171

STATEMENT OF ASSETS AND LIABILITIES (Continued)	October 31, 2011

	Artio	Artio
	U.S. Midcap	U.S. Multicap
ASSETS:
Investments in securities, at fair value (Cost $4,258,003 and $3,879,508, respectively)	$4,817,748	$4,263,941
Repurchase agreements (Cost $144,313 and $0, respectively)	144,313	—
Receivables:
Investments sold	—	151,896
Fund shares sold	100,639	200
Dividends receivable	968	642
Prepaid expense	30	44

Total Assets	5,063,698	4,416,723

LIABILITIES:
Payables:
Investments purchased	66,955	94,928
Fund shares repurchased	657	—
Investment advisory fee (Note 3)	5,084	5,017
Note payable (Note 10)	—	12,340
Accrued expenses and other payables	39,221	38,132

Total Liabilities	111,917	150,417

NET ASSETS	$4,951,781	$4,266,306

NET ASSETS Consist of:
Par value	$417	$388
Paid in capital in excess of par value	3,704,167	3,134,597
Undistributed net investment loss	(21,755)	(20,329)
Accumulated net realized gain on investments sold	709,207	767,217
Net unrealized appreciation on investments	559,745	384,433

NET ASSETS	$4,951,781	$4,266,306

Class A	$2,186,123	$558,464

Class I	$2,765,658	$3,707,842

SHARES OUTSTANDING (Note 8)
Class A	184,853	51,143

Class I	231,989	336,855

NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
Class A	$11.83	$10.92

Class I	$11.92	$11.01

See Notes to Financial Statements

172	Artio Global Funds ï 2011 Annual Report

STATEMENT OF OPERATIONS

For the Year Ended October 31, 2011

	Artio	Artio
	Global Equity	International Equity
INVESTMENT INCOME:
Interest	$117	$14,543
Securities lending income	23,281	4,902,780
Dividends, from unaffiliated issuers††	637,893	151,844,549
Dividends, from affiliated issuers†††	—	6,950,129

Total investment income	661,291	163,712,001

EXPENSES:
Investment advisory fee (Note 3)	499,271	74,353,490
Custody fees	175,827	8,620,349
Administration fees	22,555	1,376,124
Professional fees	30,165	575,345
Trustees’ fees and expenses	2,957	448,521
Registration and filing fees	31,869	63,344
Shareholder reports	4,826	485,739
Insurance premium expense	1,784	277,469
Interest expense	1,863	419,162
Commitment fee	3,483	92,283
Compliance expense	44	40,996
Miscellaneous fees	12,028	520,422

Total expenses common to all classes	786,672	87,273,244

Transfer agent fees
Class A	15,127	221,912
Class I	2,816	74,290
Distribution and shareholder servicing fees (Note 4)
Class A	29,445	7,183,161

Total gross expenses	834,060	94,752,607

Custody offset arrangement (Note 3)	(69)	(56,058)
Recoupment of expenses previously assumed by investment adviser (Note 3)	12,205	—
Expenses reimbursed by investment adviser (Note 3) (1)(2)	(174,227)	—
Expenses waived by investment adviser (Note 3)	(2,774)	(414,300)

Net expenses	669,195	94,282,249

NET INVESTMENT INCOME (LOSS)	(7,904)	69,429,752

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) on:
Investments	6,373,789	573,099,870
Financial futures contracts and synthetic futures	(97,364)	(26,052,474)
Swap contracts	—	(8,423,093)
Forward foreign exchange contracts	(247,254)	(66,543,463)
Foreign currency transactions††††	33,510	5,105,134

Net realized gain on investments	6,062,681	477,185,974

Net change in unrealized appreciation (depreciation) on:
Investments†††††	(9,314,840)	(1,508,319,145)
Financial futures contracts and synthetic futures	—	3,023,038
Forward foreign exchange contracts	(5,038)	39,292,934
Foreign currency transactions	21,247	(647,307)

Net change in unrealized depreciation of investments	(9,298,631)	(1,466,650,480)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(3,235,950)	(989,464,506)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(3,243,854)	$(920,034,754)

††	Net of foreign withholding taxes of $33,734 and $13,923,985 for the Artio Global Equity Fund Inc. and Artio International Equity Fund, respectively.
†††	Net of foreign withholding taxes of $0 and $384,501 for the Artio Global Equity Fund Inc. and Artio International Equity Fund, respectively.
††††	Net of Brazilian IOF tax of $2,398 and $0 for the Artio Global Equity Fund Inc. and Artio International Equity Fund, respectively.
†††††	Net of foreign capital gains taxes of $0 and $194,762 for the Artio Global Equity Fund Inc. and Artio International Equity Fund, respectively.
(1)	The expenses reimbursed on Artio Global Equity Fund Inc. for Class A and Class I were $0 and $(116,491), respectively.
(2)	The expenses reimbursed on Artio Global Equity Fund Inc. include a non-recoupable amount of $(57,736) relating to distribution and shareholder servicing fees on Class A shares.

See Notes to Financial Statements

Artio Global Funds ï 2011 Annual Report	173

STATEMENT OF OPERATIONS (Continued)

For the Year Ended October 31, 2011

	Artio	Artio
	International Equity II	Total Return Bond
INVESTMENT INCOME:
Interest†	$11,196	$68,539,613
Securities lending income	4,825,409	—
Dividends††	135,012,676	—

Total investment income	139,849,281	68,539,613

EXPENSES:
Investment advisory fee (Note 3)	68,775,214	5,173,484
Custody fees	6,896,865	819,567
Administration fees	1,118,307	56,911
Professional fees	531,647	149,189
Trustees’ fees and expenses	419,642	75,853
Registration and filing fees	89,094	71,264
Shareholder reports	540,030	109,210
Insurance premium expense	245,704	42,720
Interest expense	200,584	—
Commitment fee	94,949	35,827
Compliance expense	38,219	4,757
Miscellaneous fees	273,205	23,661

Total expenses common to all classes	79,223,460	6,562,443

Transfer agent fees
Class A	479,106	56,017
Class I	440,069	31,958
Distribution and shareholder servicing fees (Note 4)
Class A	4,438,449	675,678

Total gross expenses	84,581,084	7,326,096

Custody offset arrangement (Note 3)	(59,670)	(16,825)
Expenses reimbursed by investment adviser (Note 3) (1)(2)	—	(72,703)
Expenses waived by investment adviser (Note 3)	(382,759)	(73,907)

Net expenses	84,138,655	7,162,661

NET INVESTMENT INCOME	55,710,626	61,376,952

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) on:
Investments	525,959,373	38,438,596
Financial futures contracts and synthetic futures	(23,757,177)	1,282,691
Swap contracts	(7,730,441)	—
Forward foreign exchange contracts	(59,702,973)	15,532,878
Foreign currency transactions††††	2,599,053	(134,294)

Net realized gain on investments	437,367,835	55,119,871

Net change in unrealized appreciation (depreciation) on:
Investments	(1,341,168,857)	(31,179,266)
Financial futures contracts and synthetic futures	1,960,302	—
Forward foreign exchange contracts	34,498,361	(5,620,974)
Foreign currency transactions	1,921,277	(323,943)

Net change in unrealized depreciation of investments	(1,302,788,917)	(37,124,183)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	(865,421,082)	17,995,688

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(809,710,456)	$79,372,640

†	Net of foreign withholding taxes of $315 and $57,692 for the Artio International Equity Fund II and Artio Total Return Bond Fund, respectively.
††	Net of foreign withholding taxes of $12,922,154 and $0 for the Artio International Equity Fund II and Artio Total Return Bond Fund, respectively.
††††	Net of Brazilian IOF tax of $242,973 and $0 for the Artio International Equity Fund II and Artio Total Return Bond Fund, respectively.
(1)	The expenses reimbursed on Artio Total Return Bond Fund for Class A and Class I were $(14,043) and $(18,895), respectively.
(2)	The expenses reimbursed on Artio Total Return Bond Fund include a non-recoupable amount of $(39,765) relating to distribution and shareholder servicing fees on Class A shares.

See Notes to Financial Statements

174	Artio Global Funds ï 2011 Annual Report

STATEMENT OF OPERATIONS (Continued)

For the Year Ended October 31, 2011

	Artio	Artio
	Global High Income	Local Emerging Markets Debt (1)
INVESTMENT INCOME:
Interest†	$272,982,410	$525,909
Dividends	2,713,079	—

Total investment income	275,695,489	525,909

EXPENSES:
Investment advisory fee (Note 3)	21,920,207	72,009
Custody fees	1,362,277	21,967
Administration fees	82,981	2,833
Professional fees	303,446	35,040
Trustees’ fees and expenses	194,236	800
Registration and filing fees	158,307	17,144
Shareholder reports	327,793	1,702
Amortization of offering expenses	—	94,084
Insurance premium expense	78,343	—
Interest expense	5,650	—
Commitment fee	203,764	—
Compliance expense	13,250	34
Miscellaneous fees	98,478	1,124

Total expenses common to all classes	24,748,732	246,737

Transfer agent fees
Class A	436,798	5,671
Class I	299,764	6,143
Distribution and shareholder servicing fees (Note 4)
Class A	3,255,950	12,094

Total gross expenses	28,741,244	270,645

Custody offset arrangement (Note 3)	(432,471)	(8,351)
Recoupment of expenses previously assumed by investment adviser (Note 3)	17,803	—
Expenses reimbursed by investment adviser (Note 3) (2)(3)	(162,382)	(161,914)
Expenses waived by investment adviser (Note 3)	(168,613)	—

Net expenses	27,995,581	100,380

NET INVESTMENT INCOME	247,699,908	425,529

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) on:
Investments††††	60,353,053	(216,520)
Financial futures contracts and synthetic futures	—	28,729
Swap contracts	1,873,832	—
Forward foreign exchange contracts	(26,553,023)	346,702
Foreign currency transactions	736,936	(228,681)

Net realized gain (loss) on investments	36,410,798	(69,770)

Net change in unrealized appreciation (depreciation) on:
Investments†††††	(256,426,872)	(642,884)
Financial futures contracts and synthetic futures	—	1,552
Swap contracts	(5,924,309)	—
Forward foreign exchange contracts	18,453,001	(59,663)
Foreign currency transactions	(1,031,400)	9,052

Net change in unrealized depreciation of investments	(244,929,580)	(691,943)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(208,518,782)	(761,713)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$39,181,126	$(336,184)

See Notes to Financial Statements

Artio Global Funds ï 2011 Annual Report	175

†	Net of foreign withholding taxes of $241,103 and $0 for the Artio Global High Income Fund and Artio Local Emerging Markets Debt Fund, respectively.
††††	Net of foreign capital gains tax of $196,897 and $0 for the Artio Global High Income Fund and Artio Local Emerging Markets Debt Fund, respectively.
†††††	Net of foreign capital gains tax of $320,479 and $0 for the Artio Global High Income Fund and Artio Local Emerging Markets Debt Fund, respectively.
(1)	Commenced operations on May 24, 2011.
(2)	The expenses reimbursed on Artio Global High Income Fund for Class A and Class I were $(129,674) and $0, respectively. The expenses reimbursed on Artio Local Emerging Markets Debt Fund for Class A and Class I were $(75,950) and $(85,964), respectively.
(3)	The expenses reimbursed on Artio Global High Income Fund include a non-recoupable amount of $(32,708) relating to distribution and shareholder servicing fees on Class A shares.

See Notes to Financial Statements

176	Artio Global Funds ï 2011 Annual Report

STATEMENT OF OPERATIONS (Continued)

For the Year Ended October 31, 2011

	Artio	Artio
	U.S. Microcap	U.S. Smallcap
INVESTMENT INCOME:
Interest	$46	$184
Dividends	148,240	684,120

Total investment income	148,286	684,304

EXPENSES:
Investment advisory fee (Note 3)	202,603	899,261
Custody fees	28,503	47,594
Administration fees	3,949	5,541
Professional fees	27,926	33,902
Trustees’ fees and expenses	975	5,382
Registration and filing fees	45,703	50,142
Shareholder reports	2,170	31,085
Insurance premium expense	351	2,072
Interest expense	304	1,252
Commitment fee	1,347	2,433
Compliance expense	310	217
Miscellaneous fees	1,746	2,718

Total expenses common to all classes	315,887	1,081,599

Transfer agent fees
Class A	7,455	12,333
Class I	4	296,234
Distribution and shareholder servicing fees (Note 4)
Class A	16,354	74,805

Total gross expenses	339,700	1,464,971

Custody offset arrangement (Note 3)	(4)	(4)
Recoupment of expenses previously assumed by investment adviser (Note 3)	—	22,195
Expenses reimbursed by investment adviser (Note 3) (1)(2)	(75,838)	(255,504)
Expenses waived by investment adviser (Note 3)	(810)	(4,733)

Net expenses	263,048	1,226,925

NET INVESTMENT LOSS	(114,762)	(542,621)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized gain on:
Investments	1,653,059	10,277,024

Net realized gain on investments	1,653,059	10,277,024

Net change in unrealized depreciation on:
Investments	(1,214,040)	(4,716,736)

Net change in unrealized depreciation of investments	(1,214,040)	(4,716,736)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	439,019	5,560,288

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$324,257	$5,017,667

(1)	The expenses reimbursed on Artio U.S. Microcap Fund for Class A and Class I were $(25,314) and $(41,904), respectively. The expenses reimbursed on Artio U.S. Smallcap for Class A and Class I were $0 and $(255,504), respectively.
(2)	The expenses reimbursed on Artio U.S. Microcap Fund include a non-recoupable amount of $(8,620) relating to distribution and shareholder servicing fees on Class A shares.

See Notes to Financial Statements

Artio Global Funds ï 2011 Annual Report	177

STATEMENT OF OPERATIONS (Continued)

For the Year Ended October 31, 2011

	Artio	Artio
	U.S. Midcap	U.S. Multicap
INVESTMENT INCOME:
Interest	$10	$17
Dividends††	50,512	97,467

Total investment income	50,522	97,484

EXPENSES:
Investment advisory fee (Note 3)	52,510	60,209
Custody fees	17,562	18,307
Administration fees	4,420	4,387
Professional fees	27,179	27,278
Trustees’ fees and expenses	342	413
Registration and filing fees	45,774	44,267
Shareholder reports	514	591
Insurance premium expense	184	230
Interest expense	40	75
Commitment fee	1,334	1,334
Compliance expense	401	293
Miscellaneous fees	1,638	1,658

Total expenses common to all classes	151,898	159,042

Transfer agent fees
Class A	3,570	4,266
Class I	812	72
Distribution and shareholder servicing fees (Note 4)
Class A	7,134	6,082

Total gross expenses	163,414	169,462

Custody offset arrangement (Note 3)	(16)	(11)
Expenses reimbursed by investment adviser (Note 3) (1)(2)	(85,566)	(81,410)
Expenses waived by investment adviser (Note 3)	(328)	(401)

Net expenses	77,504	87,640

NET INVESTMENT INCOME (LOSS)	(26,982)	9,844

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized gain on:
Investments	1,465,997	2,035,293

Net realized gain on investments	1,465,997	2,035,293

Net change in unrealized depreciation on:
Investments	(45,523)	(763,239)

Net change in unrealized depreciation of investments	(45,523)	(763,239)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	1,420,474	1,272,054

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,393,492	$1,281,898

††	Net of foreign withholding taxes of $152 and $638 for the Artio U.S. Midcap Fund and Artio U.S. Multicap Fund, respectively.
(1)	The expenses reimbursed on Artio U.S. Midcap Fund for Class A and Class I were $(27,828) and $(48,607), respectively. The expenses reimbursed on Artio U.S. Multicap Fund for Class A and Class I were $(14,747) and $(57,613), respectively.
(2)	The expenses reimbursed on Artio U.S. Midcap Fund and Artio U.S. Multicap Fund include a non-recoupable amount of $(9,131) and $(9,050), respectively, relating to distribution and shareholder servicing fees on Class A shares.

See Notes to Financial Statements

178	Artio Global Funds ï 2011 Annual Report

STATEMENT OF CHANGES IN NET ASSETS

Artio Global Equity Fund Inc.

	For the Year	For the Year
	Ended	Ended
	October 31, 2011	October 31, 2010
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$(7,904)	$117,469
Net realized gain on investments	6,062,681	7,909,231
Net change in unrealized appreciation (depreciation) of investments	(9,298,631)	2,348,987

Net increase (decrease) in net assets resulting from operations	(3,243,854)	10,375,687

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
Distributions from net investment income
Class A	—	(466,218)
Class I	(97,512)	(1,502,089)

Total distributions to shareholders	(97,512)	(1,968,307)

FUND SHARE TRANSACTIONS (NOTE 8):
Proceeds from sale of shares
Class A	1,558,350	1,555,984
Class I	9,747,908	21,457,884
Net Asset Value of shares issued to shareholders in payment of distributions declared
Class A	—	427,401
Class I	81,615	1,354,987
Cost of shares redeemed
Class A	(2,848,550)	(8,991,108)
Class I	(33,779,823)	(16,280,465)

Net decrease from Fund share transactions	(25,240,500)	(475,317)

Net increase (decrease) in net assets	(28,581,866)	7,932,063

NET ASSETS
Beginning of year	75,656,333	67,724,270

End of year (including accumulated net investment income of $25,084 and $97,508, respectively)	$47,074,467	$75,656,333

See Notes to Financial Statements

Artio Global Funds ï 2011 Annual Report	179

STATEMENT OF CHANGES IN NET ASSETS (Continued)

Artio International Equity Fund

	For the Year	For the Year
	Ended	Ended
	October 31, 2011	October 31, 2010
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$69,429,752	$114,651,227
Net realized gain on investments	477,185,974	610,829,936
Net change in unrealized appreciation (depreciation) of investments	(1,466,650,480)	208,109,427

Net increase (decrease) in net assets resulting from operations	(920,034,754)	933,590,590

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
Distributions from net investment income
Class A	(61,880,801)	(312,693,549)
Class I	(112,081,692)	(464,863,718)

Total distributions to shareholders	(173,962,493)	(777,557,267)

FUND SHARE TRANSACTIONS (NOTE 8):
Proceeds from sale of shares
Class A	182,378,660	284,001,164
Class I	611,136,339	685,401,750
Net Asset Value of shares issued to shareholders in payment of distributions declared
Class A	60,491,810	304,130,078
Class I	99,772,000	407,783,876
Cost of shares redeemed
Class A	(1,502,926,212)	(1,318,136,727)
Class I	(2,092,546,387)	(1,794,595,216)

Net decrease from Fund share transactions	(2,641,693,790)	(1,431,415,075)

Net decrease in net assets	(3,735,691,037)	(1,275,381,752)

NET ASSETS
Beginning of year	9,482,944,825	10,758,326,577

End of year (including undistributed net investment income of $34,007,789 and $72,549,800, respectively)	$5,747,253,788	$9,482,944,825

See Notes to Financial Statements

180	Artio Global Funds ï 2011 Annual Report

STATEMENT OF CHANGES IN NET ASSETS (Continued)

Artio International Equity Fund II

	For the Year	For the Year
	Ended	Ended
	October 31, 2011	October 31, 2010
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$55,710,626	$102,677,697
Net realized gain on investments	437,367,835	280,930,557
Net change in unrealized appreciation (depreciation) of investments	(1,302,788,917)	372,638,438

Net increase (decrease) in net assets resulting from operations	(809,710,456)	756,246,692

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
Distributions from net investment income
Class A	(40,271,795)	(103,530,863)
Class I	(130,378,430)	(341,289,827)

Total distributions to shareholders	(170,650,225)	(444,820,690)

FUND SHARE TRANSACTIONS (NOTE 8):
Proceeds from sale of shares
Class A	379,519,427	626,381,765
Class I	1,302,863,174	1,779,295,234
Net Asset Value of shares issued to shareholders in payment of distributions declared
Class A	37,982,653	99,920,171
Class I	90,114,958	213,807,193
Cost of shares redeemed
Class A	(1,019,183,514)	(802,773,219)
Class I	(3,345,146,745)	(2,848,274,565)

Net decrease from Fund share transactions	(2,553,850,047)	(931,643,421)

Net decrease in net assets	(3,534,210,728)	(620,217,419)

NET ASSETS
Beginning of year	8,511,277,217	9,131,494,636

End of year (including undistributed net investment income of $51,904,031 and $151,547,495, respectively)	$4,977,066,489	$8,511,277,217

See Notes to Financial Statements

Artio Global Funds ï 2011 Annual Report	181

STATEMENT OF CHANGES IN NET ASSETS (Continued)

Artio Total Return Bond Fund

	For the Year	For the Year
	Ended	Ended
	October 31, 2011	October 31, 2010
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$61,376,952	$66,165,838
Net realized gain on investments	55,119,871	79,898,330
Net change in unrealized appreciation (depreciation) of investments	(37,124,183)	5,054,714

Net increase in net assets resulting from operations	79,372,640	151,118,882

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
Distributions from net investment income
Class A	(9,152,645)	(11,120,626)
Class I	(46,689,863)	(53,469,238)
Distributions from realized gain
Class A	(9,906,333)	—
Class I	(40,537,488)	—

Total distributions to shareholders	(106,286,329)	(64,589,864)

FUND SHARE TRANSACTIONS (NOTE 8):
Proceeds from sale of shares
Class A	81,405,079	136,248,652
Class I	740,726,890	438,140,936
Net Asset Value of shares issued to shareholders in payment of distributions declared
Class A	18,064,838	10,470,356
Class I	61,874,229	34,785,128
Cost of shares redeemed
Class A	(142,154,906)	(174,736,709)
Class I	(588,446,182)	(475,552,050)

Net increase (decrease) from Fund share transactions	171,469,948	(30,643,687)

Net increase in net assets	144,556,259	55,885,331

NET ASSETS
Beginning of year	1,625,620,728	1,569,735,397

End of year (including undistributed net investment income of $28,604,884 and $1,991,682, respectively)	$1,770,176,987	$1,625,620,728

See Notes to Financial Statements

182	Artio Global Funds ï 2011 Annual Report

STATEMENT OF CHANGES IN NET ASSETS (Continued)

Artio Global High Income Fund

	For the Year	For the Year
	Ended	Ended
	October 31, 2011	October 31, 2010
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$247,699,908	$199,069,825
Net realized gain on investments	36,410,798	123,315,403
Net change in unrealized appreciation (depreciation) of investments	(244,929,580)	37,111,561

Net increase in net assets resulting from operations	39,181,126	359,496,789

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
Distributions from net investment income
Class A	(96,064,711)	(77,291,651)
Class I	(161,805,050)	(125,168,810)
Distributions from realized gain
Class A	(31,214,490)	—
Class I	(50,838,415)	—

Total distributions to shareholders	(339,922,666)	(202,460,461)

FUND SHARE TRANSACTIONS (NOTE 8):
Proceeds from sale of shares
Class A	916,645,209	1,000,594,646
Class I	1,191,023,033	1,499,770,538
Net Asset Value of shares issued to shareholders in payment of distributions declared
Class A	113,823,044	68,400,882
Class I	137,936,367	99,259,758
Cost of shares redeemed
Class A	(830,599,559)	(628,711,516)
Class I	(938,096,095)	(749,472,836)

Net increase from Fund share transactions	590,731,999	1,289,841,472

Net increase in net assets	289,990,459	1,446,877,800

NET ASSETS
Beginning of year	3,096,472,391	1,649,594,591

End of year (including undistributed net investment income of $877,237 and $25,784,200, respectively)	$3,386,462,850	$3,096,472,391

See Notes to Financial Statements

Artio Global Funds ï 2011 Annual Report	183

STATEMENT OF CHANGES IN NET ASSETS (Continued)

Artio Local Emerging Markets Debt Fund

For the Period
Ended
October 31, 2011 (1)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$425,529
Net realized loss on investments	(69,770)
Net change in unrealized depreciation of investments	(691,943)

Net decrease in net assets resulting from operations	(336,184)

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
Distributions from net investment income
Class A	(192,861)
Class I	(234,045)

Total distributions to shareholders	(426,906)

FUND SHARE TRANSACTIONS (NOTE 8):
Proceeds from sale of shares
Class A	11,044,700
Class I	13,061,000
Net Asset Value of shares issued to shareholders in payment of distributions declared
Class A	192,861
Class I	234,045
Cost of shares redeemed
Class A	(2,488)
Class I	(21,196)

Net increase from Fund share transactions	24,508,922

Net increase in net assets	23,745,832

NET ASSETS
Beginning of period	—

End of period (including distributions in excess of net investment income of $(90,948))	$23,745,832

(1)	Commenced operations on May 24, 2011.

See Notes to Financial Statements

184	Artio Global Funds ï 2011 Annual Report

STATEMENT OF CHANGES IN NET ASSETS (Continued)

Artio U.S. Microcap Fund

	For the Year	For the Year
	Ended	Ended
	October 31, 2011	October 31, 2010
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(114,762)	$(94,570)
Net realized gain on investments	1,653,059	705,479
Net change in unrealized appreciation (depreciation) of investments	(1,214,040)	1,065,882

Net increase in net assets resulting from operations	324,257	1,676,791

FUND SHARE TRANSACTIONS (NOTE 8):
Proceeds from sale of shares
Class A	8,548,922	4,561,517
Class I	8,864,370	2,888,373
Cost of shares redeemed
Class A	(10,175,893)	(3,641,369)
Class I	(6,211,705)	(519,518)

Net increase from Fund share transactions	1,025,694	3,289,003

Net increase in net assets	1,349,951	4,965,794

NET ASSETS
Beginning of year	11,026,615	6,060,821

End of year (including accumulated net investment loss of $(24,037) and $(26,506), respectively)	$12,376,566	$11,026,615

See Notes to Financial Statements

Artio Global Funds ï 2011 Annual Report	185

STATEMENT OF CHANGES IN NET ASSETS (Continued)

Artio U.S. Smallcap Fund

	For the Year	For the Year
	Ended	Ended
	October 31, 2011	October 31, 2010
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(542,621)	$(431,500)
Net realized gain (loss) on investments	10,277,024	(1,530,579)
Net change in unrealized appreciation (depreciation) of investments	(4,716,736)	6,040,784

Net increase in net assets resulting from operations	5,017,667	4,078,705

FUND SHARE TRANSACTIONS (NOTE 8):
Proceeds from sale of shares
Class A	17,610,557	42,487,000
Class I	20,298,160	52,213,686
Cost of shares redeemed
Class A	(21,275,362)	(26,932,106)
Class I	(20,797,307)	(3,389,647)

Net increase (decrease) from Fund share transactions	(4,163,952)	64,378,933

Net increase in net assets	853,715	68,457,638

NET ASSETS
Beginning of year	83,224,505	14,766,867

End of year (including accumulated net investment loss of $(24,036) and $(26,504), respectively)	$84,078,220	$83,224,505

See Notes to Financial Statements

186	Artio Global Funds ï 2011 Annual Report

STATEMENT OF CHANGES IN NET ASSETS (Continued)

Artio U.S. Midcap Fund

	For the Year	For the Year
	Ended	Ended
	October 31, 2011	October 31, 2010
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(26,982)	$(2,868)
Net realized gain on investments	1,465,997	1,188,107
Net change in unrealized appreciation (depreciation) of investments	(45,523)	79,382

Net increase in net assets resulting from operations	1,393,492	1,264,621

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
Distributions from net investment income
Class A	—	(2,214)
Class I	—	(8,251)

Total distributions to shareholders	—	(10,465)

FUND SHARE TRANSACTIONS (NOTE 8):
Proceeds from sale of shares
Class A	1,966,289	220,226
Class I	2,565,421	148,513
Net Asset Value of shares issued to shareholders in payment of distributions declared
Class A	—	186
Class I	—	784
Cost of shares redeemed
Class A	(3,694,162)	(77,042)
Class I	(3,629,581)	(133,358)

Net increase (decrease) from Fund share transactions	(2,792,033)	159,309

Net increase (decrease) in net assets	(1,398,541)	1,413,465

NET ASSETS
Beginning of year	6,350,322	4,936,857

End of year (including accumulated net investment loss of $(21,755) and $(23,991), respectively)	$4,951,781	$6,350,322

See Notes to Financial Statements

Artio Global Funds ï 2011 Annual Report	187

STATEMENT OF CHANGES IN NET ASSETS (Continued)

Artio U.S. Multicap Fund

	For the Year	For the Year
	Ended	Ended
	October 31, 2011	October 31, 2010
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$9,844	$1,080
Net realized gain on investments	2,035,293	584,975
Net change in unrealized appreciation (depreciation) of investments	(763,239)	546,945

Net increase in net assets resulting from operations	1,281,898	1,133,000

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
Distributions from net investment income
Class A	(170)	(8,327)
Class I	(12,507)	(14,635)

Total distributions to shareholders	(12,677)	(22,962)

FUND SHARE TRANSACTIONS (NOTE 8):
Proceeds from sale of shares
Class A	1,068,851	76,842
Class I	1,742,157	2,366,268
Net Asset Value of shares issued to shareholders in payment of distributions declared
Class A	10	508
Class I	5,971	817
Cost of shares redeemed
Class A	(4,034,670)	(80,526)
Class I	(4,140,011)	(156,949)

Net increase (decrease) from Fund share transactions	(5,357,692)	2,206,960

Net increase (decrease) in net assets	(4,088,471)	3,316,998

NET ASSETS
Beginning of year	8,354,777	5,037,779

End of year (including distributions in excess of net investment income of $(20,329) and $(22,420), respectively)	$4,266,306	$8,354,777

See Notes to Financial Statements

188	Artio Global Funds ï 2011 Annual Report

FINANCIAL HIGHLIGHTS

Artio Global Equity Fund Inc.
For a share outstanding throughout each period

	Class A
	Year Ended October 31,
	2011		2010		2009	2008	2007
Net Asset Value, beginning of year	$36.70		$32.55		$27.23	$47.02	$38.23

Income (loss) from investment operations:
Net investment income (loss) (2)	(0.08)		(0.01)		0.27	0.32	0.33
Net realized and unrealized gain (loss) on investments	(2.72)		5.05		5.15	(20.03)	8.46

Total income (loss) from investment operations	(2.80)		5.04		5.42	(19.71)	8.79

Less distributions:
From net investment income	—		(0.89)		(0.10)	(0.08)	—

Total Distributions	—		(0.89)		(0.10)	(0.08)	—

Net Asset Value, end of year	$33.90		$36.70		$32.55	$27.23	$47.02

Total Return	(7.60)%		15.65%		19.94%	(42.00)%	23.02%

Ratios/Supplemental Data:
Net Assets, end of year (in 000’s)	$10,223		$12,302		$17,703	$16,045	$38,995

Ratio of net investment income (loss) to average net assets	(0.21)%		(0.04)%		0.99%	0.79%	0.78%
Ratio of net expenses to average net assets (1)(3)	1.40	%(4)	1.40	%(4)	1.40%	1.45%	1.42%
Ratio of net expenses to average net assets (1)	1.40	%(4)	1.40	%(4)	1.40%	1.40%	1.40%

Portfolio turnover rate	147%		195%		320%	200%	185%

(1) The net expenses of the Fund reflect a recoupment or waiver of fees by the Fund’s investment adviser. Had such an action not been taken, the operating expenses ratios would have been:
Ratio of gross expenses to average net assets (3)	1.79	%(4)	1.78	%(4)	1.89%	1.75%	1.99%
Ratio of gross expenses to average net assets	1.79	%(4)	1.78	%(4)	1.89%	1.70%	1.97%

(2)	Based on average shares outstanding during the period.
(3)	Expense ratio without taking into consideration any expense reductions related to custody offset arrangements.
(4)	Includes interest expense that amounts to less than 0.01%.

See Notes to Financial Statements

Artio Global Funds ï 2011 Annual Report	189

FINANCIAL HIGHLIGHTS

Artio Global Equity Fund Inc.
For a share outstanding throughout each period

	Class I
	Year Ended October 31,
	2011		2010		2009	2008	2007
Net Asset Value, beginning of year	$37.01		$32.80		$27.55	$47.45	$38.48

Income (loss) from investment operations:
Net investment income (2)	0.01		0.07		0.35	0.39	0.46
Net realized and unrealized gain (loss) on investments	(2.74)		5.09		5.17	(20.10)	8.51

Total income (loss) from investment operations	(2.73)		5.16		5.52	(19.71)	8.97

Less distributions:
From net investment income	(0.08)		(0.95)		(0.27)	(0.19)	—

Total Distributions	(0.08)		(0.95)		(0.27)	(0.19)	—

Net Asset Value, end of year	$34.20		$37.01		$32.80	$27.55	$47.45

Total Return	(7.40)%		15.94%		20.23%	(41.68)%	23.31%

Ratios/Supplemental Data:
Net Assets, end of year (in 000’s)	$36,851		$63,354		$50,021	$47,518	$74,033

Ratio of net investment income to average net assets	0.04%		0.21%		1.27%	0.98%	1.08%
Ratio of net expenses to average net assets (1)(3)	1.15	%(4)	1.15	%(4)	1.15%	1.20%	1.17%
Ratio of net expenses to average net assets (1)	1.15	%(4)	1.15	%(4)	1.15%	1.15%	1.15%

Portfolio turnover rate	147%		195%		320%	200%	185%

(1) The net expenses of the Fund reflect a recoupment or waiver of fees by the Fund’s investment adviser. Had such an action not been taken, the operating expenses ratios would have been:
Ratio of gross expenses to average net assets (3)	1.42	%(4)	1.44	%(4)	1.50%	1.45%	1.65%
Ratio of gross expenses to average net assets	1.42	%(4)	1.44	%(4)	1.50%	1.40%	1.63%

(2)	Based on average shares outstanding during the period.
(3)	Expense ratio without taking into consideration any expense reductions related to custody offset arrangements.
(4)	Includes interest expense that amounts to less than 0.01%.

See Notes to Financial Statements

190	Artio Global Funds ï 2011 Annual Report

FINANCIAL HIGHLIGHTS

Artio International Equity Fund
For a share outstanding throughout each period

	Class A
	Year Ended October 31,
	2011		2010		2009		2008		2007
Net Asset Value, beginning of year	$28.87		$28.20		$24.46	†	$51.95		$43.09

Income (loss) from investment operations:
Net investment income (1)	0.19		0.27		0.26		0.52		0.71
Net realized and unrealized gain (loss) on investments	(4.00)		2.48		3.94		(22.03)		12.60

Total income (loss) from investment operations	(3.81)		2.75		4.20		(21.51)		13.31

Less distributions:
From net investment income	(0.51)		(2.08)		(0.46)		(0.72)		(0.28)
From net realized gains on investments	—		—		—		(5.26)		(4.17)

Total Distributions	(0.51)		(2.08)		(0.46)		(5.98)		(4.45)

Net Asset Value, end of year	$24.55		$28.87		$28.20		$24.46	†	$51.95

Total Return	(13.49)%		10.06%		17.62%		(46.49)%		33.33%

Ratios/Supplemental Data:
Net Assets, end of year (in 000’s)	$2,059,255		$3,692,638		$4,368,400		$4,884,851		$11,619,663

Ratio of net investment income to average net assets	0.65%		1.00%		1.09%		1.31%		1.54%
Ratio of net expenses to average net assets (2)	1.29	%(3)	1.28	%(3)	1.26%		1.22%		1.24%
Ratio of net expenses to average net assets	1.29	%(3)(4)	1.28	%(3)(4)	1.21	%(4)	1.13	%(4)	1.19%

Portfolio turnover rate	41%		105%		201%		55%		51%

(1)	Based on average shares outstanding during the period.
(2)	Expense ratio without taking into consideration any expense reductions related to custody offset arrangement.
(3)	Includes interest expense that amounts to less than 0.01%.
(4)	The net expenses of the Fund reflect a waiver of fees by the Fund’s investment adviser. Had such action not been taken, the annualized operating expense ratios would have been 1.30%, 1.28%, 1.21% and 1.13% for the years ended October 31, 2011, 2010, 2009 and 2008, respectively.
†	The financial statements are prepared to conform to U.S. generally accepted accounting principles. As a result, the NAVs for certain funds reported in the financial statements may differ from the NAV used to process shareholder transactions. The reported NAV for shareholder transaction activity for International Equity Fund Class A shares was $24.44. The NAV above has been restated to correct an error which was identified subsequent to the close of the fiscal year.

See Notes to Financial Statements

Artio Global Funds ï 2011 Annual Report	191

FINANCIAL HIGHLIGHTS

Artio International Equity Fund
For a share outstanding throughout each period

	Class I
	Year Ended October 31,
	2011		2010		2009		2008		2007
Net Asset Value, beginning of year	$29.64		$28.89		$25.09	†	$53.15		$43.97

Income (loss) from investment operations:
Net investment income (1)	0.28		0.35		0.33		0.63		0.85
Net realized and unrealized gain (loss) on investments	(4.13)		2.55		4.03		(22.60)		12.88

Total income (loss) from investment operations	(3.85)		2.90		4.36		(21.97)		13.73

Less distributions:
From net investment income	(0.59)		(2.15)		(0.56)		(0.83)		(0.38)
From net realized gains on investments	—		—		—		(5.26)		(4.17)

Total Distributions	(0.59)		(2.15)		(0.56)		(6.09)		(4.55)

Net Asset Value, end of year	$25.20		$29.64		$28.89		$25.09	†	$53.15

Total Return	(13.31)%		10.37%		17.91%		(46.37)%		33.65%

Ratios/Supplemental Data:
Net Assets, end of year (in 000’s)	$3,687,999		$5,790,307		$6,389,926		$6,878,409		$15,310,511

Ratio of net investment income to average net assets	0.95%		1.26%		1.36%		1.56%		1.81%
Ratio of net expenses to average net assets (2)	1.05	%(3)	1.02	%(3)	1.01%		0.98%		0.99%
Ratio of net expenses to average net assets	1.05	%(3)(4)	1.02	%(3)(4)	0.95	%(4)	0.89	%(4)	0.94%

Portfolio turnover rate	41%		105%		201%		55%		51%

(1)	Based on average shares outstanding during the period.
(2)	Expense ratio without taking into consideration any expense reductions related to custody offset arrangement.
(3)	Includes interest expense that amounts to less than 0.01%.
(4)	The net expenses of the Fund reflect a waiver of fees by the Fund’s investment adviser. Had such action not been taken, the annualized operating expense ratios would have been 1.05%, 1.02%, 0.95% and 0.89% for the years ended October 31, 2011, 2010, 2009 and 2008, respectively.
†	The financial statements are prepared to conform to U.S. generally accepted accounting principles. As a result, the NAVs for certain funds reported in the financial statements may differ from the NAV used to process shareholder transactions. The reported NAV for shareholder transaction activity for International Equity Fund Class I shares was $25.07. The NAV above was restated to correct an error which was identified subsequent to the close of the fiscal year end.

See Notes to Financial Statements

192	Artio Global Funds ï 2011 Annual Report

FINANCIAL HIGHLIGHTS

Artio International Equity Fund II
For a share outstanding throughout each period

	Class A
	Year Ended October 31,
	2011		2010		2009	2008	2007
Net Asset Value, beginning of year	$12.18		$11.62		$10.15 †	$18.31	$14.07

Income (loss) from investment operations:
Net investment income (1)	0.07		0.11		0.09	0.19	0.31
Net realized and unrealized gain (loss) on investments	(1.56)		1.00		1.71	(7.94)	4.01

Total income (loss) from investment operations	(1.49)		1.11		1.80	(7.75)	4.32

Less distributions:
From net investment income	(0.23)		(0.55)		(0.33)	(0.14)	(0.03)
From net realized gains on investments	—		—		—	(0.27)	(0.05)

Total Distributions	(0.23)		(0.55)		(0.33)	(0.41)	(0.08)

Net Asset Value, end of year	$10.46		$12.18		$11.62	$10.15 †	$18.31

Total Return	(12.61)%		9.75%		18.23%	(43.18)%	30.89%

Ratios/Supplemental Data:
Net Assets, end of year (in 000’s)	$1,310,435		$2,156,072		$2,146,222	$1,309,002	$1,980,188

Ratio of net investment income to average net assets	0.54%		0.98%		0.87%	1.25%	1.93%
Ratio of net expenses to average net assets (2)	1.28	%(3)	1.29	%(3)	1.27%	1.28%	1.31%
Ratio of net expenses to average net assets (4)	1.28	%(3)	1.28	%(3)	1.24%	1.21%	1.29%

Portfolio turnover rate	51%		123%		205%	89%	64%

(1)	Based on average shares outstanding during the period.
(2)	Expense ratio without taking into consideration any expense reductions related to custody offset arrangement.
(3)	Includes interest expense that amounts to less than 0.01%.
(4)	The net expenses of the Fund reflect a recoupment or waiver of fees by the Fund’s investment adviser. Had such action not been taken, the annualized operating expense ratios would have been 1.29%, 1.28%, 1.25%, 1.21% and 1.28% for the years ended October 31, 2011, 2010, 2009, 2008 and 2007, respectively.
†	The financial statements are prepared to conform to U.S. generally accepted accounting principles. As a result, the NAVs for certain funds reported in the financial statements may differ from the NAV used to process shareholder transactions. The reported NAV for shareholder transaction activity for International Equity Fund II Class A shares was $10.16.

See Notes to Financial Statements

Artio Global Funds ï 2011 Annual Report	193

FINANCIAL HIGHLIGHTS

Artio International Equity Fund II
For a share outstanding throughout each period

	Class I
	Year Ended October 31,
	2011		2010		2009	2008	2007
Net Asset Value, beginning of year	$12.27		$11.70		$10.22 †	$18.42	$14.14

Income (loss) from investment operations:
Net investment income (1)	0.10		0.14		0.12	0.23	0.37
Net realized and unrealized gain (loss) on investments	(1.57)		1.01		1.72	(7.99)	4.02

Total income (loss) from investment operations	(1.47)		1.15		1.84	(7.76)	4.39

Less distributions:
From net investment income	(0.26)		(0.58)		(0.36)	(0.17)	(0.06)
From net realized gains on investments	—		—		—	(0.27)	(0.05)

Total Distributions	(0.26)		(0.58)		(0.36)	(0.44)	(0.11)

Net Asset Value, end of year	$10.54		$12.27		$11.70	$10.22 †	$18.42

Total Return	(12.31)%		9.99%		18.59%	(43.03)%	31.15%

Ratios/Supplemental Data:
Net Assets, end of year (in 000’s)	$3,666,631		$6,355,205		$6,985,273	$5,218,728	$7,753,276

Ratio of net investment income to average net assets	0.79%		1.23%		1.18%	1.48%	2.28%
Ratio of net expenses to average net assets (2)	1.04	%(3)	1.05	%(3)	1.02%	1.00%	1.03%
Ratio of net expenses to average net assets (4)	1.04	%(3)	1.04	%(3)	0.98%	0.93%	1.01%

Portfolio turnover rate	51%		123%		205%	89%	64%

(1)	Based on average shares outstanding during the period.
(2)	Expense ratio without taking into consideration any expense reductions related to custody offset arrangement.
(3)	Includes interest expense that amounts to less than 0.01%.
(4)	The net expenses of the Fund reflect a recoupment or waiver of fees by the Fund’s investment adviser. Had such action not been taken, the annualized operating expense ratio would have been 1.04%, 1.04%, 0.99%, 0.93% and 1.01% for the years ended October 31, 2011, 2010, 2009, 2008 and 2007, respectively.
†	The financial statements are prepared to conform to U.S. generally accepted accounting principles. As a result, the NAVs for certain funds reported in the financial statements may differ from the NAV used to process shareholder transactions. The reported NAV for shareholder transaction activity for International Equity Fund II Class I shares was $10.23.

See Notes to Financial Statements

194	Artio Global Funds ï 2011 Annual Report

FINANCIAL HIGHLIGHTS

Artio Total Return Bond Fund
For a share outstanding throughout each period

	Class A
	Year Ended October 31,
	2011	2010	2009	2008	2007
Net Asset Value, beginning of year	$14.24	$13.51	$12.21	$13.41	$13.08

Income (loss) from investment operations:
Net investment income (1)	0.55	0.52	0.51	0.57	0.57
Net realized and unrealized gain (loss) on investments	0.18	0.69	1.54	(1.07)	0.29

Total income (loss) from investment operations	0.73	1.21	2.05	(0.50)	0.86

Less distributions:
From net investment income	(0.47)	(0.48)	(0.62)	(0.70)	(0.53)
From net realized gains on investments	(0.48)	—	(0.13)	—	—

Total Distributions	(0.95)	(0.48)	(0.75)	(0.70)	(0.53)

Net Asset Value, end of year	$14.02	$14.24	$13.51	$12.21	$13.41

Total Return	5.49%	9.16%	17.27%	(4.01)%	6.75%

Ratios/Supplemental Data:
Net Assets, end of year (in 000’s)	$271,444	$319,782	$331,224	$302,869	$148,603

Ratio of net investment income to average net assets	3.96%	3.77%	3.98%	4.27%	4.34%
Ratio of net expenses to average net assets (2)	0.69%	0.69%	0.69%	0.69%	0.69%
Ratio of net expenses to average net assets (3)	0.69%	0.69%	0.69%	0.69%	0.69%

Portfolio turnover rate (4)	219%	193%	289%	341%	433%

(1)	Based on average shares outstanding during the period.
(2)	Expense ratio without taking into consideration any expense reductions related to custody offset arrangement.
(3)	The net expenses of the Fund reflect a recoupment or waiver of fees by the Fund’s investment adviser. Had such action not been taken, the annualized operating expense ratios would have been 0.71%, 0.70%, 0.69%, 0.72% and 0.81% for the years ended October 31, 2011, 2010, 2009, 2008 and 2007, respectively.
(4)	The portfolio turnover rate not including TBA transactions was 180%, 164%, 159%, 238% and 220% for the years ended October 31, 2011, 2010, 2009, 2008 and 2007, respectively.

See Notes to Financial Statements

Artio Global Funds ï 2011 Annual Report	195

FINANCIAL HIGHLIGHTS

Artio Total Return Bond Fund
For a share outstanding throughout each period

	Class I
	Year Ended October 31,
	2011	2010	2009	2008	2007
Net Asset Value, beginning of year	$14.16	$13.47	$12.20	$13.43	$13.12

Income (loss) from investment operations:
Net investment income (1)	0.58	0.55	0.54	0.57	0.61
Net realized and unrealized gain (loss) on investments	0.18	0.69	1.53	(1.04)	0.29

Total income (loss) from investment operations	0.76	1.24	2.07	(0.47)	0.90

Less distributions:
From net investment income	(0.53)	(0.55)	(0.67)	(0.76)	(0.59)
From net realized gains on investments	(0.48)	—	(0.13)	—	—

Total Distributions	(1.01)	(0.55)	(0.80)	(0.76)	(0.59)

Net Asset Value, end of year	$13.91	$14.16	$13.47	$12.20	$13.43

Total Return	5.79%	9.39%	17.56%	(3.84)%	7.13%

Ratios/Supplemental Data:
Net Assets, end of year (in 000’s)	$1,498,733	$1,305,839	$1,238,512	$963,045	$781,006

Ratio of net investment income to average net assets	4.20%	4.01%	4.26%	4.27%	4.61%
Ratio of net expenses to average net assets (2)	0.44%	0.44%	0.43%	0.44%	0.44%
Ratio of net expenses to average net assets (3)	0.44%	0.44%	0.44%	0.44%	0.44%

Portfolio turnover rate (4)	219%	193%	289%	341%	433%

(1)	Based on average shares outstanding during the period.
(2)	Expense ratio without taking into consideration any expense reductions related to custody offset arrangement.
(3)	The net expenses of the Fund reflect a recoupment or waiver of fees by the Fund’s investment adviser. Had such action not been taken, the annualized operating expense ratios would have been 0.45%, 0.44%, 0.43%, 0.46% and 0.54% for the years ended October 31, 2011, 2010, 2009, 2008 and 2007, respectively.
(4)	The portfolio turnover rate not including TBA transactions was 180%, 164%, 159%, 238% and 220% for the years ended October 31, 2011, 2010, 2009, 2008 and 2007, respectively.

See Notes to Financial Statements

196	Artio Global Funds ï 2011 Annual Report

FINANCIAL HIGHLIGHTS

Artio Global High Income Fund
For a share outstanding throughout each period

	Class A
	Year Ended October 31,
	2011		2010	2009	2008	2007
Net Asset Value, beginning of year	$11.06		$10.28	$8.08	$11.05	$10.99

Income (loss) from investment operations:
Net investment income (1)	0.77		0.82	0.71	0.68	0.76
Net realized and unrealized gain (loss) on investments	(0.62)		0.77	2.42	(3.00)	0.15

Total income (loss) from investment operations	0.15		1.59	3.13	(2.32)	0.91

Less distributions:
From net investment income	(0.79)		(0.81)	(0.78)	(0.65)	(0.68)
From net realized gains on investments	(0.28)		—	—	—	(0.10)
Return of capital	—		—	(0.15)	—	(0.07)

Total Distributions	(1.07)		(0.81)	(0.93)	(0.65)	(0.85)

Net Asset Value, end of year	$10.14		$11.06	$10.28	$8.08	$11.05

Total Return	1.30%		16.08%	42.71%	(22.12)%	8.58%

Ratios/Supplemental Data:
Net Assets, end of year (in 000’s)	$1,308,597		$1,222,933	$715,541	$139,340	$94,348

Ratio of net investment income to average net assets	7.19%		7.70%	7.83%	6.67%	6.89%
Ratio of net expenses to average net assets (2)	1.01	%(3)	1.00%	1.01%	1.02%	1.01%
Ratio of net expenses to average net assets (4)	0.99	%(3)	1.00%	1.00%	1.00%	1.00%

Portfolio turnover rate	78%		57%	43%	28%	63%

(1)	Based on average shares outstanding during the period.
(2)	Expense ratio without taking into consideration any expense reductions related to custody offset arrangements and recoupment of expense previously assumed by the Fund’s investment adviser.
(3)	Includes interest expense that amounts to less than 0.01%.
(4)	The net expenses of the Fund reflect a recoupment or waiver of fees by the Fund’s investment adviser. Had such action not been taken, the annualized operating expenses ratios would have been 1.00%, 1.00%, 1.01%, 1.08% and 1.20% for the years ended October 31, 2011, 2010, 2009, 2008 and 2007, respectively.

See Notes to Financial Statements

Artio Global Funds ï 2011 Annual Report	197

FINANCIAL HIGHLIGHTS

Artio Global High Income Fund
For a share outstanding throughout each period

	Class I
	Year Ended October 31,
	2011		2010	2009	2008	2007
Net Asset Value, beginning of year	$10.64		$9.90	$7.82	$10.71	$10.66

Income (loss) from investment operations:
Net investment income (1)	0.76		0.82	0.70	0.69	0.77
Net realized and unrealized gain (loss) on investments	(0.59)		0.74	2.33	(2.90)	0.14

Total income (loss) from investment operations	0.17		1.56	3.03	(2.21)	0.91

Less distributions:
From net investment income	(0.81)		(0.82)	(0.79)	(0.68)	(0.68)
From net realized gains on investments	(0.28)		—	—	—	(0.10)
Return of capital	—		—	(0.16)	—	(0.08)

Total Distributions	(1.09)		(0.82)	(0.95)	(0.68)	(0.86)

Net Asset Value, end of year	$9.72		$10.64	$9.90	$7.82	$10.71

Total Return	1.52%		16.39%	42.99%	(21.84)%	8.82%

Ratios/Supplemental Data:
Net Assets, end of year (in 000’s)	$2,077,865		$1,873,539	$934,054	$221,811	$152,769

Ratio of net investment income to average net assets	7.44%		7.96%	8.10%	6.93%	7.15%
Ratio of net expenses to average net assets (2)	0.74	%(3)	0.75%	0.76%	0.77%	0.76%
Ratio of net expenses to average net assets (4)	0.73	%(3)	0.75%	0.75%	0.75%	0.75%

Portfolio turnover rate	78%		57%	43%	28%	63%

(1)	Based on average shares outstanding during the period.
(2)	Expense ratio without taking into consideration any expense reductions related to custody offset arrangements and recoupment of expense previously assumed by the Fund’s investment adviser.
(3)	Includes interest expense that amounts to less than 0.01%.
(4)	The net expenses of the Fund reflect a recoupment or waiver of fees by the Fund’s investment adviser. Had such action not been taken, the annualized operating expense ratios would have been 0.74%, 0.74%, 0.74%, 0.79% and 0.92% for the years ended October 31, 2011, 2010, 2009, 2008 and 2007, respectively.

See Notes to Financial Statements

198	Artio Global Funds ï 2011 Annual Report

FINANCIAL HIGHLIGHTS

Artio Local Emerging Markets Debt Fund
For a share outstanding throughout each period

	Class A		Class I
	Period		Period
	Ended		Ended
	October 31,		October 31,
	2011 (1)		2011 (1)
Net Asset Value, beginning of period	$10.00		$10.00

Income (loss) from investment operations:
Net investment income (2)	0.18		0.19
Net realized and unrealized loss on investments	(0.32)		(0.31)

Total loss from investment operations	(0.14)		(0.12)

Less distributions:
From net investment income	(0.17)		(0.18)

Total Distributions	(0.17)		(0.18)

Net Asset Value, end of period	$9.69		$9.70

Total Return	(1.39	)%(3)	(1.19	)%(3)

Ratios/Supplemental Data:
Net Assets, end of period (in 000’s)	$10,894		$12,852

Ratio of net investment income to average net assets	3.98	%(4)	4.27	%(4)
Ratio of net expenses to average net assets (5)	1.20	%(4)	0.93	%(4)
Ratio of net expenses to average net assets (6)	1.12	%(4)	0.85	%(4)

Portfolio turnover rate	26	%(3)	26	%(3)

(1)	Commenced operations on May 24, 2011.
(2)	Based on average shares outstanding during the period.
(3)	Not annualized.
(4)	Annualized.
(5)	Expense ratio without taking into consideration any expense reductions related to custody offset arrangements.
(6)	The net expenses of the Fund reflect a waiver of fees by the Fund’s investment adviser. Had such action not been taken, the annualized operating expense ratio for the period ended October 31, 2011 for Class A and Class I would have been 2.69% and 2.42% , respectively.

See Notes to Financial Statements

Artio Global Funds ï 2011 Annual Report	199

FINANCIAL HIGHLIGHTS

Artio U.S. Microcap Fund
For a share outstanding throughout each period

	Class A
	Year Ended October 31,
	2011		2010		2009	2008		2007
Net Asset Value, beginning of year	$9.77		$7.70		$6.04	$12.66		$11.26

Income (loss) from investment operations:
Net investment loss (1)	(0.10)		(0.10)		(0.06)	(0.11)		(0.11)
Net realized and unrealized gain (loss) on investments	0.92		2.17		1.72	(5.11)		1.51

Total income (loss) from investment operations	0.82		2.07		1.66	(5.22)		1.40

Less distributions:
From net realized gains on investments	—		—		—	(1.40)		—

Total Distributions	—		—		—	(1.40)		—

Net Asset Value, end of year	$10.59		$9.77		$7.70	$6.04		$12.66

Total Return	8.39%		26.88%		27.48%	(45.85	)%(2)	12.43%

Ratios/Supplemental Data:
Net Assets, end of year (in 000’s)	$3,225		$4,840		$3,236	$2,021		$3,781

Ratio of net investment loss to average net assets	(0.86)%		(1.12)%		(0.92)%	(1.19)%		(0.90)%
Ratio of net expenses to average net assets (3)	1.80	%(4)	1.80	%(4)	1.80%	1.80%		1.80%

Portfolio turnover rate	232%		137%		276%	215%		172%

(1)	Based on average shares outstanding during the period.
(2)	The net effect to total return, for a reimbursement made by the investment adviser due to a transaction in error is 0.24%.
(3)	The net expenses of the Fund reflect a recoupment or waiver of fees by the Fund’s investment adviser. Had such action not been taken, the annualized operating expense ratio would have been 2.32%, 2.61%, 4.25%, 3.80% and 3.52% for the years ended October 31, 2011, 2010, 2009, 2008 and 2007, respectively.
(4)	Includes interest expense that amounts to less than 0.01%.

See Notes to Financial Statements

200	Artio Global Funds ï 2011 Annual Report

FINANCIAL HIGHLIGHTS

Artio U.S. Microcap Fund
For a share outstanding throughout each period

	Class I
	Year Ended October 31,
	2011		2010		2009	2008		2007
Net Asset Value, beginning of year	$9.85		$7.75		$6.05	$12.71		$11.27

Income (loss) from investment operations:
Net investment loss (1)	(0.07)		(0.08)		(0.04)	(0.08)		(0.07)
Net realized and unrealized gain (loss) on investments	0.94		2.18		1.74	(5.12)		1.51

Total income (loss) from investment operations	0.87		2.10		1.70	(5.20)		1.44

Less distributions:
From net realized gains on investments	—		—		—	(1.46)		—

Total Distributions	—		—		—	(1.46)		—

Net Asset Value, end of year	$10.72		$9.85		$7.75	$6.05		$12.71

Total Return	8.72%		27.23%		27.89%	(45.63	)%(2)	12.88%

Ratios/Supplemental Data:
Net Assets, end of year (in 000’s)	$9,152		$6,186		$2,825	$2,046		$3,677

Ratio of net investment loss to average net assets	(0.61)%		(0.88)%		(0.60)%	(0.89)%		(0.60)%
Ratio of net expenses to average net assets (3)	1.50	%(4)	1.50	%(4)	1.50%	1.50%		1.50%

Portfolio turnover rate	232%		137%		276%	215%		172%

(1)	Based on average shares outstanding during the period.
(2)	The net effect to total return, for a reimbursement made by the investment adviser due to a transaction in error is 0.24%.
(3)	The net expenses of the Fund reflect a waiver of fees by the Fund’s investment adviser. Had such action not been taken, the annualized operating expense ratio would have been 1.94%, 2.39%, 3.60%, 3.32% and 3.08% for the years ended October 31, 2011, 2010, 2009, 2008 and 2007, respectively.
(4)	Includes interest expense that amounts to less than 0.01%.

See Notes to Financial Statements

Artio Global Funds ï 2011 Annual Report	201

FINANCIAL HIGHLIGHTS

Artio U.S. Smallcap Fund
For a share outstanding throughout each period

	Class A
	Year Ended October 31,
	2011		2010		2009	2008	2007
Net Asset Value, beginning of year	$10.07		$8.48		$6.32	$14.13	$11.10

Income (loss) from investment operations:
Net investment loss (1)	(0.09)		(0.09)		(0.04)	(0.03)	(0.10)
Net realized and unrealized gain (loss) on investments	0.66		1.68		2.20	(4.82)	3.31

Total income (loss) from investment operations	0.57		1.59		2.16	(4.85)	3.21

Less distributions:
From net realized gains on investments	—		—		—	(2.96)	(0.18)

Total Distributions	—		—		—	(2.96)	(0.18)

Net Asset Value, end of year	$10.64		$10.07		$8.48	$6.32	$14.13

Total Return	5.56%		18.87%		34.18%	(41.89)%	29.44%

Ratios/Supplemental Data:
Net Assets, end of year (in 000’s)	$24,687		$27,024		$11,277	$2,743	$4,339

Ratio of net investment loss to average net assets	(0.80)%		(0.94)%		(0.52)%	(0.31)%	(0.85)%
Ratio of net expenses to average net assets (2)	1.50	%(3)	1.50	%(3)	1.50%	1.50%	1.50%

Portfolio turnover rate	180%		145%		281%	253%	238%

(1)	Based on average shares outstanding during the period.
(2)	The net expenses of the Fund reflect a recoupment or waiver of fees by the Fund’s investment adviser. Had such action not been taken, the annualized operating expense ratio would have been 1.43%, 1.54%, 2.88%, 3.21% and 2.97% for the years ended October 31, 2011, 2010, 2009, 2008 and 2007, respectively.
(3)	Includes interest expense that amounts to less than 0.01%.

See Notes to Financial Statements

202	Artio Global Funds ï 2011 Annual Report

FINANCIAL HIGHLIGHTS

Artio U.S. Smallcap Fund
For a share outstanding throughout each period

	Class I
	Year Ended October 31,
	2011		2010		2009	2008	2007
Net Asset Value, beginning of year	$10.15		$8.52		$6.33	$14.18	$11.11

Income (loss) from investment operations:
Net investment income (loss) (1)	(0.05)		(0.07)		(0.01)	— (2)	(0.06)
Net realized and unrealized gain (loss) on investments	0.66		1.70		2.20	(4.84)	3.32

Total income (loss) from investment operations	0.61		1.63		2.19	(4.84)	3.26

Less distributions:
From net investment income	—		—		—	—	(0.01)
From net realized gains on investments	—		—		—	(3.01)	(0.18)

Total Distributions	—		—		—	(3.01)	(0.19)

Net Asset Value, end of year	$10.76		$10.15		$8.52	$6.33	$14.18

Total Return	5.91%		19.25%		34.60%	(41.70)%	29.75%

Ratios/Supplemental Data:
Net Assets, end of year (in 000’s)	$59,391		$56,201		$3,490	$2,450	$4,073

Ratio of net investment loss to average net assets	(0.47)%		(0.76)%		(0.12)%	(0.02)%	(0.52)%
Ratio of net expenses to average net assets (3)	1.20	%(4)	1.20	%(4)	1.20%	1.20%	1.20%

Portfolio turnover rate	180%		145%		281%	253%	238%

(1)	Based on average shares outstanding during the period.
(2)	Rounds to less than $0.01.
(3)	The net expenses of the Fund reflect a waiver of fees by the Fund’s investment adviser. Had such action not been taken, the annualized operating expense ratio would have been 1.60%, 1.27%, 2.59%, 2.78% and 2.79%, for the years ended October 31, 2011, 2010, 2009, 2008 and 2007, respectively.
(4)	Includes interest expense that amounts to less than 0.01%.

See Notes to Financial Statements

Artio Global Funds ï 2011 Annual Report	203

FINANCIAL HIGHLIGHTS

Artio U.S. Midcap Fund
For a share outstanding throughout each period

	Class A
	Year Ended October 31,
	2011		2010		2009	2008	2007
Net Asset Value, beginning of year	$10.19		$8.15		$6.81	$12.74	$11.05

Income (loss) from investment operations:
Net investment income (loss) (1)	(0.07)		(0.02)		0.01	(0.01)	0.05
Net realized and unrealized gain (loss) on investments	1.71		2.07		1.33	(4.94)	1.81

Total income (loss) from investment operations	1.64		2.05		1.34	(4.95)	1.86

Less distributions:
From net investment income	—		(0.01)		—	—	(0.13)
From net realized gains on investments	—		—		—	(0.98)	(0.04)

Total Distributions	—		(0.01)		—	(0.98)	(0.17)

Net Asset Value, end of year	$11.83		$10.19		$8.15	$6.81	$12.74

Total Return	16.09%		25.13%		19.68%	(41.91)%	17.16%

Ratios/Supplemental Data:
Net Assets, end of year (in 000’s)	$2,186		$3,209		$2,442	$2,096	$3,646

Ratio of net investment income (loss) to average net assets	(0.58)%		(0.20)%		0.19%	(0.08)%	0.43%
Ratio of net expenses to average net assets (2)	1.35	%(3)	1.35	%(3)	1.35%	1.35%	1.35%

Portfolio turnover rate	178%		141%		232%	209%	155%

(1)	Based on average shares outstanding during the period.
(2)	The net expenses of the Fund reflect a recoupment or waiver of fees by the Fund’s investment adviser. Had such action not been taken, the annualized operating expense ratio would have been 2.65%, 2.74%, 3.71%, 3.10% and 2.98%for the years ended October 31, 2011, 2010, 2009, 2008 and 2007, respectively.
(3)	Includes interest expense that amounts to less than 0.01%.

See Notes to Financial Statements

204	Artio Global Funds ï 2011 Annual Report

FINANCIAL HIGHLIGHTS

Artio U.S. Midcap Fund
For a share outstanding throughout each period

	Class I
	Year Ended October 31,
	2011		2010		2009	2008	2007
Net Asset Value, beginning of year	$10.25		$8.18		$6.82	$12.76	$11.06

Income (loss) from investment operations:
Net investment income (loss) (1)	(0.03)		0.01		0.03	0.02	0.09
Net realized and unrealized gain (loss) on investments	1.70		2.09		1.33	(4.94)	1.80

Total income (loss) from investment operations	1.67		2.10		1.36	(4.92)	1.89

Less distributions:
From net investment income	—		(0.03)		—	—	(0.15)
From net realized gains on investments	—		—		—	(0.98)	(0.04)
Return of capital	—		—		—	(0.04)	—

Total Distributions	—		(0.03)		—	(1.02)	(0.19)

Net Asset Value, end of year	$11.92		$10.25		$8.18	$6.82	$12.76

Total Return	16.29%		25.68%		19.94%	(41.72)%	17.47%

Ratios/Supplemental Data:
Net Assets, end of year (in 000’s)	$2,766		$3,142		$2,495	$2,226	$3,842

Ratio of net investment income (loss) to average net assets	(0.28)%		0.10%		0.49%	0.22%	0.77%
Ratio of net expenses to average net assets (2)	1.05	%(3)	1.05	%(3)	1.05%	1.05%	1.05%

Portfolio turnover rate	178%		141%		232%	209%	155%

(1)	Based on average shares outstanding during the period.
(2)	The net expenses of the Fund reflect a waiver of fees by the Fund’s investment adviser. Had such action not been taken, the annualized operating expense ratio would have been 2.37%, 2.59%, 3.01%, 2.62% and 2.51% for the years ended October 31, 2011, 2010, 2009, 2008 and 2007, respectively.
(3)	Includes interest expense that amounts to less than 0.01%.

See Notes to Financial Statements

Artio Global Funds ï 2011 Annual Report	205

FINANCIAL HIGHLIGHTS

Artio U.S. Multicap Fund
For a share outstanding throughout each period

	Class A
	Year Ended October 31,
	2011		2010	2009	2008	2007
Net Asset Value, beginning of year	$10.05		$8.44	$6.93	$12.84	$11.10

Income (loss) from investment operations:
Net investment income (loss) (1)	—	(2)	(0.01)	0.03	(0.02)	0.07
Net realized and unrealized gain (loss) on investments	0.87		1.65	1.48	(4.75)	1.85

Total income (loss) from investment operations	0.87		1.64	1.51	(4.77)	1.92

Less distributions:
From net investment income	—	(2)	(0.03)	—	—	(0.13)
From net realized gains on investments	—		—	—	(1.14)	(0.05)

Total Distributions	—	(2)	(0.03)	—	(1.14)	(0.18)

Net Asset Value, end of year	$10.92		$10.05	$8.44	$6.93	$12.84

Total Return	8.66%		19.43%	21.79%	(40.40)%	17.47%

Ratios/Supplemental Data:
Net Assets, end of year (in 000’s)	$558		$3,001	$2,525	$2,048	$3,620

Ratio of net investment income (loss) to average net assets	(0.04)%		(0.15)%	0.46%	(0.21)%	0.58%
Ratio of net expenses to average net assets (3)	1.30	%(4)	1.30%	1.30%	1.30%	1.30%

Portfolio turnover rate	157%		93%	240%	214%	152%

(1)	Based on average shares outstanding during the period.
(2)	Amount was less than $0.01 per share.
(3)	The net expenses of the Fund reflect a recoupment or waiver of fees by the Fund’s investment adviser. Had such action not been taken, the annualized operating expense ratio would have been 2.28%, 2.31%, 3.63%, 3.14% and 2.93% for the years ended October 31, 2011, 2010, 2009, 2008 and 2007, respectively.
(4)	Includes interest expense that amounts to less than 0.01%.

See Notes to Financial Statements

206	Artio Global Funds ï 2011 Annual Report

FINANCIAL HIGHLIGHTS

Artio U.S. Multicap Fund
For a share outstanding throughout each period

	Class I
	Year Ended October 31,
	2011		2010	2009	2008	2007
Net Asset Value, beginning of year	$10.11		$8.48	$6.94	$12.86	$11.11

Income (loss) from investment operations:
Net investment income (1)	0.02		0.01	0.05	0.01	0.12
Net realized and unrealized gain (loss) on investments	0.90		1.67	1.49	(4.76)	1.84

Total income (loss) from investment operations	0.92		1.68	1.54	(4.75)	1.96

Less distributions:
From net investment income	(0.02)		(0.05)	— (2)	(0.03)	(0.16)
From net realized gains on investments	—		—	—	(1.14)	(0.05)

Total Distributions	(0.02)		(0.05)	— (2)	(1.17)	(0.21)

Net Asset Value, end of year	$11.01		$10.11	$8.48	$6.94	$12.86

Total Return	9.13%		19.85%	22.24%	(40.26)%	17.79%

Ratios/Supplemental Data:
Net Assets, end of year (in 000’s)	$3,708		$5,354	$2,513	$2,328	$3,947

Ratio of net investment income to average net assets	0.19%		0.12%	0.76%	0.09%	0.99%
Ratio of net expenses to average net assets (3)	1.00	%(4)	1.00%	1.00%	1.00%	1.00%

Portfolio turnover rate	157%		93%	240%	214%	152%

(1)	Based on average shares outstanding during the period.
(2)	Amount was less than $0.01 per share.
(3)	The net expenses of the Fund reflect a waiver of fees by the Fund’s investment adviser. Had such action not been taken, the annualized operating expense ratio would have been 2.04%, 2.10%, 2.97%, 2.63% and 2.42% for the years ended October 31, 2011, 2010, 2009, 2008 and 2007, respectively.
(4)	Includes interest expense that amounts to less than 0.01%.

See Notes to Financial Statements

Artio Global Funds ï 2011 Annual Report	207

NOTES TO FINANCIAL STATEMENTS

1.	Organization

The Artio Global Funds consist of the Artio Global Equity Fund Inc. (“Global Equity Fund”) and the Artio Global Investment Funds (the “Trust”). As of October 31, 2011, the Artio Global Funds are comprised of ten funds (each a “Fund” and together, the “Funds”).

The Global Equity Fund was incorporated under the laws of the State of Maryland on May 23, 1990 and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”) as a diversified, open-end management investment company.

The Trust is organized as a Massachusetts business trust and is registered with the SEC under the 1940 Act, as an open-end management investment company. As of October 31, 2011, the Trust offered eight diversified investment funds: Artio International Equity Fund (the “International Equity Fund”), Artio International Equity Fund II (the “International Equity Fund II”), Artio Total Return Bond Fund (the “Total Return Bond Fund”), Artio Global High Income Fund (the “Global High Income Fund”), Artio U.S. Microcap Fund (the “U.S. Microcap Fund”), Artio U.S. Smallcap Fund (the “U.S. Smallcap Fund”), Artio U.S. Midcap Fund (the “U.S. Midcap Fund”) and Artio U.S. Multicap Fund (the “U.S. Multicap Fund”). As of October 31, 2011, the Trust offered one non-diversified investment fund: Artio Local Emerging Markets Debt Fund (the “Local Emerging Markets Debt Fund”).

The International Equity Fund is closed to new shareholders (at the account level). This excludes 401(k) plans that have existing investments in the Fund through related 401(k) plans, new plan participants within 401(k) plans that hold positions in the Fund and investors purchasing Fund shares through broker-dealer sponsored fee-based discretionary model portfolio programs and bank/wealth management model portfolio programs, provided that the sponsoring firm has received prior approval from the Fund and has continuously held Fund shares since before the closing of the Fund and those shares are made available to that program pursuant to an agreement with the Fund’s Distributors and/or the Fund’s Transfer Agent. In addition, existing shareholders may continue to invest.

Each of the Artio Global Funds offers multiple share classes. As of October 31, 2011, all of the Funds offered Class A and Class I shares. The classes of shares are offered to different types of investors and have different expense structures, as outlined in the Funds’ Prospectuses. Each class of shares has exclusive voting rights with respect to matters that affect that class. Income, realized gains and losses, unrealized

208	Artio Global Funds ï 2011 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

appreciation and depreciation, and expenses that are not attributable to a specific class are allocated daily to each class based on its relative net assets. Expenses directly attributable to a Fund are charged to that Fund. Other expenses are allocated to the respective Fund based on average daily net assets.

Each Fund has distinct investment objectives. Following are the objectives for the Funds:

Fund Name	Investment Objective
Global Equity Fund	Seeks to maximize total return, principally through capital appreciation.
International Equity Fund	Seeks long term growth of capital.
International Equity Fund II	Seeks long term growth of capital.
Total Return Bond Fund	Seeks to provide total return, which consists of two components: (1) changes in the market value of the Fund’s portfolio securities (both realized and unrealized appreciation/depreciation) and (2) income received from its portfolio securities.
Global High Income Fund	Seeks to maximize total return, principally through a high level of current income, and secondarily through capital appreciation.
Local Emerging Markets Debt Fund	Seeks to provide a high level of total return, consisting of income and capital appreciation.
U.S. Microcap Fund	Seeks long term growth of capital.
U.S. Smallcap Fund	Seeks long term growth of capital.
U.S. Midcap Fund	Seeks long term growth of capital.
U.S. Multicap Fund	Seeks long term growth of capital.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The presentation of financial statements, in conformity with U.S. generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from these estimates.

a) Portfolio valuation: Each Fund’s assets for which market quotations are readily available are valued at fair value on the basis of quotations furnished by a pricing service or provided by securities dealers. Equity investments are generally valued using the last sale price or official closing price taken from the primary market in which each security trades, or if no sales occurred during the day, at the mean of the

Artio Global Funds ï 2011 Annual Report	209

NOTES TO FINANCIAL STATEMENTS (Continued)

current quoted bid and asked prices. Fixed income securities are generally valued using prices provided directly by independent third party services or provided directly from one or more broker dealers or market makers, each in accordance with valuation procedures (“Valuation Procedures”) approved by the Global Equity Fund Board of Director’s, and the Trust’s Board of Trustees (each a “Board” and collectively, “the Boards”), as applicable.

The pricing services may use valuation models or matrix pricing, which considers yield or prices with respect to comparable bond quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as credit rating, interest rate and maturity date, to determine current value. Assets and liabilities initially expressed in foreign currency will be converted into U.S. dollar values. Short-term dollar-denominated investments of appropriate credit quality that mature in 60 days or less are valued on the basis of amortized cost. To the extent each Fund invests in other open-end funds, the Fund will calculate its NAV based upon the NAV of the underlying funds in which it invests. The prospectues of these underlying funds explain the circumstances under which they will use good faith fair value pricing and the effects of such fair value pricing.

When market quotations or exchange rates are not readily available, or if the Adviser believes that such market quotations do not accurately reflect fair value, the fair value of a Fund’s assets are determined in good faith in accordance with the Valuation Procedures. For options, swaps and warrants, a fair value price may be determined using modeling tools provided by industry accepted financial data service providers. Key inputs to such tools may include yield and prices from comparable or reference assets, maturity or expiration dates, credit ratings, and interest rates. In addition, the Adviser, through its pricing committee may determine the fair value price based upon multiple factors as set forth in the Valuation Procedures approved by the Boards.

The closing prices of domestic or foreign securities may not reflect their market values at the time the Funds calculate their respective NAVs if an event that materially affects the value of those securities has occurred since the closing prices were established on the domestic or foreign exchange market, but before the Funds’ NAV calculations. Under certain conditions, the Boards have approved an independent pricing service to fair value foreign securities. This is generally accomplished by adjusting the closing price for movements in correlated indices, securities or derivatives. Fair value pricing may cause the value of the security on the books of the Funds to be different from the closing value on the non-U.S. exchange and may affect the calculation of a Funds’ NAV. Certain Funds may fair value securities in

210	Artio Global Funds ï 2011 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

other situations, for example, when a particular foreign market is closed but the Funds are pricing their shares.

Fair value is defined as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the assets or liabilities developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1—	Inputs are quoted prices in active markets for identical investments (i.e. equity securities, open-end investment companies, futures contracts, options contracts)

Level 2—	Other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (i.e. debt securities, government securities, swap contracts, forward foreign currency contracts, foreign securities utilizing an approved vendor for systematic fair value pricing)

Level 3—	Inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (i.e. certain broker-quoted securities, fair valued securities)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

Artio Global Funds ï 2011 Annual Report	211

NOTES TO FINANCIAL STATEMENTS (Continued)

The Funds will fair value foreign securities when the adviser does not believe that the closing prices are reflective of fair value due to significant events that occurred subsequent to the close of the foreign markets but before the Funds’ NAV calculations. When securities are fair valued under this method, they will be classified as Level 2 which may result in significant transfers between Level 1 and Level 2. The number of days on which fair value prices will be used depends on market activity. It is possible that fair value prices will be used by the Funds to a significant extent. Foreign securities in the Global Equity Fund, International Equity Fund and International Equity Fund II were not fair valued under this method at October 31, 2010. Securities were fair valued using this method at October 31, 2011, resulting in significant transfers from Level 1 to Level 2 in the fair value hierarchy.

During the year ended October 31, 2011, securities with a total value of $9,486,369, $3,734,057,908 and $3,364,439,139 in the Global Equity Fund, International Equity Fund and International Equity Fund II, respectively, transferred from Level 1 to Level 2 due to substantially all foreign equity securities being fair valued using valuations provided by an independent valuation service based on the Funds’ valuation policies and procedures.

The following is a summary of the inputs used as of October 31, 2011 in valuing the Funds’ investments:

Global Equity Fund

Assets Valuation Input

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
COMMON STOCKS
United States	$21,889,851	$—	$—	$21,889,851
United Kingdom	—	3,492,959	—	3,492,959
China	661,747	1,520,237	—	2,181,984
Japan	—	2,157,737	—	2,157,737
France	—	1,808,086	—	1,808,086
Switzerland	—	1,701,386	—	1,701,386
Netherlands	792,181	342,314	—	1,134,495
Germany	—	1,086,294	—	1,086,294
Canada	950,333	—	—	950,333
Hong Kong	—	845,730	—	845,730
Russia	—	763,944	—	763,944
Spain	—	408,504	—	408,504
Denmark	—	402,800	—	402,800
Australia	—	317,285	—	317,285

212	Artio Global Funds ï 2011 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Sweden	$—	$297,004	$—	$297,004
Italy	—	292,166	—	292,166
South Korea	—	187,366	—	187,366
India	23,840	143,804	—	167,644
South Africa	—	147,275	—	147,275
Brazil	127,233	—	—	127,233
Taiwan	117,366	—	—	117,366
Czech Republic	—	83,275	—	83,275

TOTAL COMMON STOCKS	24,562,551	15,998,166	—	40,560,717

EQUITY LINKED NOTES
India	—	1,173,085	—	1,173,085
United States	344,444	—	—	344,444

TOTAL EQUITY LINKED NOTES	344,444	1,173,085	—	1,517,529

EXCHANGE-TRADED FUNDS
United States	498,759	—	—	498,759
Multinational	457,005	—	—	457,005

TOTAL EXCHANGE-TRADED FUNDS	955,764	—	—	955,764

PREFERRED STOCKS
Germany	—	259,045	—	259,045
Philippines	—	—	133	133

TOTAL PREFERRED STOCKS	—	259,045	133	259,178

REPURCHASE AGREEMENT
United States	—	1,502,638	—	1,502,638

TOTAL INVESTMENTS	25,862,759	18,932,934	133	44,795,826

FORWARD FOREIGN EXCHANGE CONTRACTS	—	41,379	—	41,379

TOTAL	$25,862,759	$18,974,313	$133	$44,837,205

Liabilities Valuation Input

Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
FORWARD FOREIGN EXCHANGE CONTRACTS	$—	$(98,325)	$—	$(98,325)

TOTAL	$—	$(98,325)	$—	$(98,325)

Artio Global Funds ï 2011 Annual Report	213

NOTES TO FINANCIAL STATEMENTS (Continued)

International Equity Fund

Assets Valuation Input

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
COMMON STOCKS
United Kingdom	$—	$778,092,261	$12,023,899	$790,116,160
China	200,665,144	409,586,872	—	610,252,016
Japan	—	534,458,537	—	534,458,537
France	—	378,960,847	—	378,960,847
Hong Kong	—	288,456,623	—	288,456,623
Germany	—	287,772,872	—	287,772,872
Canada	282,733,011	—	—	282,733,011
Switzerland	—	277,221,286	—	277,221,286
Russia	12,870,947	226,197,689	35,445,596	274,514,232
India	—	225,616,397	—	225,616,397
Ireland	—	106,433,047	—	106,433,047
Romania	364,318	94,520,386	—	94,884,704
Denmark	—	90,167,348	—	90,167,348
Australia	—	88,234,058	—	88,234,058
Bulgaria	—	17,780,534	41,441,884	59,222,418
Nigeria	51,164,162	—	—	51,164,162
Sweden	—	41,840,369	—	41,840,369
Netherlands	—	41,568,921	—	41,568,921
Ukraine	3,888,064	22,582,863	14,925,394	41,396,321
Czech Republic	—	40,504,126	—	40,504,126
Austria	—	33,572,111	—	33,572,111
Italy	—	31,574,321	—	31,574,321
Serbia	25,650,908	—	2,604,254	28,255,162
Spain	—	26,037,779	—	26,037,779
Israel	24,626,382	—	—	24,626,382
Finland	—	22,338,692	—	22,338,692
Georgia	—	20,438,320	—	20,438,320
Venezuela	—	—	15,607,343	15,607,343
Lebanon	—	15,449,353	—	15,449,353
South Africa	—	13,989,563	—	13,989,563
Norway	—	11,887,088	—	11,887,088
Poland	—	7,926,164	—	7,926,164
Mexico	6,707,388	—	—	6,707,388
Zambia	—	5,536,304	—	5,536,304
Brazil	5,147,015	—	—	5,147,015
Greece	—	2,699,600	—	2,699,600
Latvia	—	—	279,501	279,501

TOTAL COMMON STOCKS	613,817,339	4,141,444,331	122,327,871	4,877,589,541

PREFERRED STOCKS
Germany	—	79,899,231	—	79,899,231

214	Artio Global Funds ï 2011 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Bulgaria	$—	$9,603,671	$—	$9,603,671
Russia	—	8,856,453	—	8,856,453
Philippines	—	—	27,039	27,039

TOTAL PREFERRED STOCKS	—	98,359,355	27,039	98,386,394

EQUITY LINKED NOTES
India	—	49,249,390	—	49,249,390
Ireland	—	14,080,827	—	14,080,827
Ukraine	—	—	8,928,375	8,928,375

TOTAL EQUITY LINKED NOTES	—	63,330,217	8,928,375	72,258,592

EXCHANGE-TRADED FUNDS
Sweden	—	5,637,359	—	5,637,359
Russia	—	—	1,389,510	1,389,510
Romania	—	1,007,703	—	1,007,703

TOTAL EXCHANGE-TRADED FUNDS	—	6,645,062	1,389,510	8,034,572

FOREIGN GOVERNMENT COMPENSATION NOTES
Bulgaria	1,685,117	556,654	—	2,241,771

RIGHTS
Bulgaria	—	—	—	—

REPURCHASE AGREEMENT
United States	—	532,568,367	—	532,568,367

TOTAL INVESTMENTS	615,502,456	4,842,903,986	132,672,795	5,591,079,237

FORWARD FOREIGN EXCHANGE CONTRACTS	—	7,128,958	—	7,128,958

FINANCIAL FUTURES CONTRACTS	3,023,038	—	—	3,023,038

TOTAL	$618,525,494	$4,850,032,944	$132,672,795	$5,601,231,233

Liabilities Valuation Input

Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
FORWARD FOREIGN EXCHANGE CONTRACTS	$—	$(22,143,673)	$—	$(22,143,673)

TOTAL	$—	$(22,143,673)	$—	$(22,143,673)

Artio Global Funds ï 2011 Annual Report	215

NOTES TO FINANCIAL STATEMENTS (Continued)

International Equity Fund
Rollforward of Level 3 Fair Value Measurement
For the Year Ended October 31, 2011

Asset Valuation Inputs

										Change in
										Unrealized
										Appreciation
				Change in						(Depreciation)
		Accrued		Unrealized						from Investments
	Balance as of	Discounts	Realized Gain	Appreciation			Net Transfers	Net Transfers	Balance as of	Held at
Investments in Securities	October 31, 2010	(Premiums)	(Loss)	(Depreciation)	Net Purchases	Net Sales	into Level 3	out of Level 3	October 31, 2011	October 31, 2011
COMMON STOCKS
Bulgaria	$54,704,966	$—	$4,696,508	$(12,184,413)	$—	$(5,775,177)	$—	$—	$41,441,884	$(12,184,413)
Latvia	2,789,232	—	—	(2,509,731)	—	—	—	—	279,501	(2,509,731)
Romania	2,293,558	—	—	(1,168,729)	—	—	—	(1,124,829)	—	—
Russia	68,106,050	—	—	(19,789,507)	—	—	—	(12,870,947)	35,445,596	(16,520,695)
Serbia	2,151,880	—	—	452,374	—	—	—	—	2,604,254	452,374
Ukraine	13,209,262	—	(15,752,432)	(758,852)	15,925,130	(171,735)	3,275,687	(801,666)	14,925,394	(112,103)
United Kingdom	—	—	—	(78,395)	12,102,294	—	—	—	12,023,899	(78,395)
Venezuela	15,712,433	—	—	(105,558)	468	—	—	—	15,607,343	(105,558)
Zambia	7,450,917	—	—	(1,914,613)	—	—	—	(5,536,304)	—	—
EQUITY LINKED NOTES
Ukraine	529,552	—	(1,482,344)	8,592,457	2,101,510	(812,800)	—	—	8,928,375	6,826,865
EXCHANGE-TRADED FUNDS
Russia	1,389,510	—	—	—	—	—	—	—	1,389,510	—
PREFERRED STOCKS
Philippines	26,797	—	—	242	—	—	—	—	27,039	242

TOTAL	$168,364,157	$—	$(12,538,268)	$(29,464,725)	$30,129,402	$(6,759,712)	$3,275,687	$(20,333,746)	$132,672,795	$(24,231,414)

216	Artio Global Funds ï 2011 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

International Equity Fund II

Assets Valuation Input

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
COMMON STOCKS
United Kingdom	$—	$724,365,581	$—	$724,365,581
China	178,669,245	358,696,296	—	537,365,541
Japan	—	489,871,506	—	489,871,506
France	—	365,942,734	—	365,942,734
Germany	—	274,464,418	—	274,464,418
Canada	271,437,302	—	—	271,437,302
Switzerland	—	261,860,179	—	261,860,179
Hong Kong	—	221,025,823	—	221,025,823
Russia	1,000,732	209,133,594	—	210,134,326
India	—	176,231,812	—	176,231,812
Ireland	—	102,458,993	—	102,458,993
Romania	—	84,999,090	—	84,999,090
Denmark	—	84,911,357	—	84,911,357
Australia	—	83,722,915	—	83,722,915
Czech Republic	—	68,380,287	—	68,380,287
Sweden	—	45,161,753	—	45,161,753
Nigeria	42,955,073	—	—	42,955,073
Netherlands	—	39,075,202	—	39,075,202
Italy	—	28,914,825	—	28,914,825
Israel	25,139,131	—	—	25,139,131
South Africa	—	23,187,342	—	23,187,342
Spain	—	22,430,997	—	22,430,997
Finland	—	14,818,985	—	14,818,985
Lebanon	—	13,452,598	—	13,452,598
Ukraine	—	11,473,797	—	11,473,797
Mexico	10,592,773	—	—	10,592,773
Brazil	10,046,913	—	—	10,046,913
Greece	—	2,580,234	—	2,580,234

TOTAL COMMON STOCKS	539,841,169	3,707,160,318	—	4,247,001,487

PREFERRED STOCKS
Germany	—	69,862,135	—	69,862,135
Russia	—	6,184,083	—	6,184,083
Philippines	—	—	20,375	20,375

TOTAL PREFERRED STOCKS	—	76,046,218	20,375	76,066,593

EQUITY LINKED NOTES
India	—	46,636,228	—	46,636,228
Ireland	—	12,729,097	—	12,729,097

TOTAL EQUITY LINKED NOTES	—	59,365,325	—	59,365,325

Artio Global Funds ï 2011 Annual Report	217

NOTES TO FINANCIAL STATEMENTS (Continued)

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
REPURCHASE AGREEMENT
United States	$—	$298,620,439	$—	$298,620,439

TOTAL INVESTMENTS	539,841,169	4,141,192,300	20,375	4,681,053,844

FORWARD FOREIGN EXCHANGE CONTRACTS	—	6,508,031	—	6,508,031

FINANCIAL FUTURES CONTRACTS	1,960,302	—	—	1,960,302

TOTAL	$541,801,471	$4,147,700,331	$20,375	$4,689,522,177

Liabilities Valuation Input

Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
FORWARD FOREIGN EXCHANGE CONTRACTS	$—	$(20,103,316)	$—	$(20,103,316)

TOTAL	$—	$(20,103,316)	$—	$(20,103,316)

218	Artio Global Funds ï 2011 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

Total Return Bond Fund

Assets Valuation Input

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
CORPORATE BONDS
United States	$—	$247,324,303	$—	$247,324,303
Canada	—	67,850,486	—	67,850,486
Norway	—	42,635,021	—	42,635,021
Australia	—	36,771,031	—	36,771,031
United Kingdom	—	28,267,620	—	28,267,620
Netherlands	—	20,150,025	—	20,150,025
France	—	13,857,736	—	13,857,736
Ireland	—	11,071,501	—	11,071,501
United Arab Emirates	—	10,871,670	—	10,871,670
Supranational	—	9,719,167	—	9,719,167
Brazil	—	8,899,200	—	8,899,200
Chile	—	6,525,848	—	6,525,848
Germany	—	6,148,216	—	6,148,216
Mexico	—	1,754,604	—	1,754,604

TOTAL CORPORATE BONDS	—	511,846,428	—	511,846,428

ASSET BACKED SECURITIES
United States	—	455,419,945	—	455,419,945
Russia	—	—	319,812	319,812

TOTAL ASSET BACKED SECURITIES	—	455,419,945	319,812	455,739,757

U.S. GOVERNMENT AND AGENCY OBLIGATIONS
United States	—	424,609,414	—	424,609,414

FOREIGN GOVERNMENT AND AGENCY BONDS
Canada	—	96,804,340	—	96,804,340
Mexico	—	78,281,536	—	78,281,536
Brazil	—	70,879,799	—	70,879,799
Australia	—	63,406,233	—	63,406,233
Qatar	—	13,303,000	—	13,303,000

TOTAL FOREIGN GOVERNMENT AND AGENCY BONDS	—	322,674,908	—	322,674,908

MUNICIPAL OBLIGATIONS
United States	—	20,842,085	—	20,842,085

REPURCHASE AGREEMENT
United States	—	208,202,344	—	208,202,344

TOTAL INVESTMENTS	—	1,943,595,124	319,812	1,943,914,936

Artio Global Funds ï 2011 Annual Report	219

NOTES TO FINANCIAL STATEMENTS (Continued)

Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
FORWARD FOREIGN EXCHANGE CONTRACTS	$—	$2,816,661	$—	$2,816,661

TOTAL	$—	$1,946,411,785	$319,812	$1,946,731,597

Liabilities Valuation Input

Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
FORWARD FOREIGN EXCHANGE CONTRACTS	$—	$(10,536,872)	$—	$(10,536,872)

TOTAL	$—	$(10,536,872)	$—	$(10,536,872)

220	Artio Global Funds ï 2011 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

Total Return Bond Fund
Rollforward of Level 3 Fair Value Measurement
For the Year Ended October 31, 2011

Asset Valuation Inputs

										Change in
										Unrealized
										Appreciation
				Change in						(Depreciation)
		Accrued		Unrealized						from Investments
	Balance as of	Discounts	Realized Gain	Appreciation			Net Transfers	Net Transfers	Balance as of	Held at
Investments in Securities	October 31, 2010	(Premiums)	(Loss)	(Depreciation)	Net Purchases	Net Sales	into Level 3	out of Level 3	October 31, 2011	October 31, 2011
ASSET BACKED SECURITIES
Russia	$474,640	$—	$5,794	$124,157	$—	$(284,779)	$—	$—	$319,812	$124,157

TOTAL	$474,640	$—	$5,794	$124,157	$—	$(284,779)	$—	$—	$319,812	$124,157

Artio Global Funds ï 2011 Annual Report	221

NOTES TO FINANCIAL STATEMENTS (Continued)

Global High Income Fund

Assets Valuation Input

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
CORPORATE BONDS
United States	$—	$1,528,139,894	$23,438	$1,528,163,332
Canada	—	193,849,732	—	193,849,732
United Kingdom	—	178,449,607	—	178,449,607
Australia	—	18,401,950	35,708,528	54,110,478
Germany	—	50,034,089	—	50,034,089
Czech Republic	—	41,218,348	—	41,218,348
Netherlands	—	33,794,419	—	33,794,419
France	—	33,467,704	—	33,467,704
Italy	—	27,444,543	—	27,444,543
China	—	21,193,900	—	21,193,900
Ireland	—	18,397,659	—	18,397,659
Indonesia	—	16,966,950	—	16,966,950
Cyprus	—	16,271,357	—	16,271,357
Russia	—	16,072,050	—	16,072,050
Mexico	—	15,676,788	—	15,676,788
Spain	—	6,614,883	—	6,614,883
Switzerland	—	2,990,401	—	2,990,401
Brazil	—	2,230,413	—	2,230,413

TOTAL CORPORATE BONDS	—	2,221,214,687	35,731,966	2,256,946,653

BANK LOANS
United States	—	305,837,119	169,026,825	474,863,944
United Kingdom	—	45,690,360	—	45,690,360
Canada	—	19,329,632	17,360,243	36,689,875
France	—	30,234,122	—	30,234,122
New Zealand	—	—	13,451,794	13,451,794
Norway	—	—	5,036,270	5,036,270
Ireland	—	824,028	—	824,028

TOTAL BANK LOANS	—	401,915,261	204,875,132	606,790,393

FOREIGN GOVERNMENT BONDS
Brazil	—	47,619,957	—	47,619,957
Indonesia	—	21,866,084	—	21,866,084
Ghana	—	14,383,578	—	14,383,578
Ukraine	—	11,548,437	—	11,548,437
Venezuela	—	7,309,513	—	7,309,513
Vietnam	—	2,323,788	—	2,323,788

TOTAL FOREIGN GOVERNMENT BONDS	—	105,051,357	—	105,051,357

PREFERRED STOCKS
United States	18,946,468	19,634,955	—	38,581,423

222	Artio Global Funds ï 2011 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
COMMON STOCKS
Norway	$—	$—	$24,218,337	$24,218,337
United States	6,922,319	—	—	6,922,319
Greece	—	—	4,673,649	4,673,649

TOTAL COMMON STOCKS	6,922,319	—	28,891,986	35,814,305

CONVERTIBLE BONDS
United States	—	—	9,457,541	9,457,541

CREDIT LINKED NOTE
Ukraine	—	—	6,354,889	6,354,889

EQUITY LINKED NOTES
United States	6,178,979	—	—	6,178,979

RIGHTS
United States	—	—	1,274,880	1,274,880

REPURCHASE AGREEMENT
United States	—	199,754,093	—	199,754,093

TIME DEPOSIT
United States	—	4,540,000	—	4,540,000

TOTAL INVESTMENTS	32,047,766	2,952,110,353	286,586,394	3,270,744,513

FORWARD FOREIGN EXCHANGE CONTRACTS	—	7,367,680	—	7,367,680

SWAPS	—	5,589,018	—	5,589,018

TOTAL	$32,047,766	$2,965,067,051	$286,586,394	$3,283,701,211

Liabilities Valuation Input

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
FORWARD FOREIGN EXCHANGE CONTRACTS	$—	$(4,555,258)	$—	$(4,555,258)

SWAPS	—	(7,358,273)	—	(7,358,273)

TOTAL	$—	$(11,913,531)	$—	$(11,913,531)

Artio Global Funds ï 2011 Annual Report	223

NOTES TO FINANCIAL STATEMENTS (Continued)

Global High Income Fund
Rollforward of Level 3 Fair Value Measurement
For the Year Ended October 31, 2011

Asset Valuation Inputs

										Change in
										Unrealized
										Appreciation
				Change in						(Depreciation)
		Accrued		Unrealized						from Investments
	Balance as of	Discounts	Realized Gain	Appreciation			Net Transfers	Net Transfers	Balance as of	Held at
Investments in Securities	October 31, 2010	(Premiums)	(Loss)	(Depreciation)	Net Purchases	Net Sales	into Level 3	out of Level 3	October 31, 2011	October 31, 2011
BANK LOANS
Canada	$3,466,487	$14,958	$20,681	$(679,543)	$19,317,512	$(4,779,852)	$—	$—	$17,360,243	$(2,032,730)
New Zealand	—	(2,180)	—	(71,101)	13,525,075	—	—	—	13,451,794	(71,101)
Norway	—	—	—	25,056	5,011,214	—	—	—	5,036,270	25,056
United States	53,898,951	180,107	(108,531)	(1,606,728)	115,803,440	(67,522,030)	68,381,616	—	169,026,825	(1,362,690)
COMMON STOCKS
Greece	—	—	(6,291,289)	(1,919,849)	16,452,665	(3,567,878)	—	—	4,673,649	(1,919,849)
Norway	—	—	—	(5,864,788)	30,083,125	—	—	—	24,218,337	(5,864,788)
CONVERTIBLE BONDS
United States	—	43,174	—	4,193,987	5,220,380	—	—	—	9,457,541	4,193,987
CORPORATE BONDS
Australia	—	(14,728)	—	17,162	42,576,884	(6,870,790)	—	—	35,708,528	17,162
Ireland	3,889,643	—	(336,254)	152,719	—	(3,706,108)	—	—	—	—
United States	—	—	—	—	—	—	23,438	—	23,438	—
CREDIT LINKED NOTE
Ukraine	7,234,591	135,372	—	(1,015,074)	—	—	—	—	6,354,889	(1,015,074)
FOREIGN GOVERNMENT BONDS
Ghana	13,370,287	239,913	—	(1,816,096)	—	—	—	(11,794,104)	—	—
RIGHTS
United States	—	—	—	630,543	880,832	(236,495)	—	—	1,274,880	630,543

TOTAL	$81,859,959	$596,616	$(6,715,393)	$(7,953,712)	$248,871,127	$(86,683,153)	$68,405,054	$(11,794,104)	$286,586,394	$(7,399,484)

224	Artio Global Funds ï 2011 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

Local Emerging Markets Debt Fund

Assets Valuation Input

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
FOREIGN GOVERNMENT BONDS
Mexico	$—	$2,632,389	$—	$2,632,389
South Africa	—	2,461,619	—	2,461,619
Malaysia	—	1,841,209	—	1,841,209
Poland	—	1,056,242	—	1,056,242
Thailand	—	1,053,446	—	1,053,446
Turkey	—	1,051,780	—	1,051,780
Uruguay	—	982,449	—	982,449
Hungary	—	682,473	—	682,473
Colombia	—	660,120	—	660,120
Philippines	—	113,164	—	113,164

TOTAL FOREIGN GOVERNMENT BONDS	—	12,534,891	—	12,534,891

CORPORATE BONDS
Supranational	—	2,201,976	2,309,630	4,511,606

U.S. GOVERNMENT AND AGENCY OBLIGATIONS
United States	—	2,123,500	—	2,123,500

REPURCHASE AGREEMENT
United States	—	4,366,552	—	4,366,552

TOTAL INVESTMENTS	—	21,226,919	2,309,630	23,536,549

FORWARD FOREIGN EXCHANGE CONTRACTS	—	234,855	—	234,855

FINANCIAL FUTURES CONTRACTS	1,552	—	—	1,552

TOTAL	$1,552	$21,461,774	$2,309,630	$23,772,956

Liabilities Valuation Input

Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
FORWARD FOREIGN EXCHANGE CONTRACTS	$—	$(295,838)	$—	$(295,838)

TOTAL	$—	$(295,838)	$—	$(295,838)

Artio Global Funds ï 2011 Annual Report	225

NOTES TO FINANCIAL STATEMENTS (Continued)

Local Emerging Markets Debt Fund
Rollforward of Level 3 Fair Value Measurement
For the Year Ended October 31, 2011

Asset Valuation Inputs

										Change in
										Unrealized
										Appreciation
				Change in						(Depreciation)
		Accrued		Unrealized						from Investments
	Balance as of	Discounts	Realized Gain	Appreciation			Net Transfers	Net Transfers	Balance as of	Held at
Investments in Securities	October 31, 2010	(Premiums)	(Loss)	(Depreciation)	Net Purchases	Net Sales	into Level 3	out of Level 3	October 31, 2011	October 31, 2011
CORPORATE BONDS
Supranational	$—	$106	$—	$(15,474)	$2,324,998	$—	$—	$—	$2,309,630	$(15,474)

TOTAL	$—	$106	$—	$(15,474)	$2,324,998	$—	$—	$—	$2,309,630	$(15,474)

226	Artio Global Funds ï 2011 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

U.S. Microcap Fund

Assets Valuation Input

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
COMMON STOCKS
Retailing	$1,602,943	$—	$—	$1,602,943
Banks	1,531,118	—	—	1,531,118
Technology Hardware & Equipment	1,284,937	—	—	1,284,937
Semiconductors & Semiconductor Equipment	1,046,838	—	—	1,046,838
Pharmaceuticals & Biotechnology	984,665	—	—	984,665
Health Care Equipment & Services	958,101	—	—	958,101
Transportation	880,614	—	—	880,614
Materials	658,543	—	—	658,543
Energy	568,033	—	—	568,033
Capital Goods	524,265	—	—	524,265
Software & Services	522,598	—	—	522,598
Commercial & Professional Services	490,463	—	—	490,463
Real Estate	452,523	—	—	452,523
Automobiles & Components	296,918	—	—	296,918
Diversified Financials	262,665	—	—	262,665
Consumer Services	243,805	—	—	243,805

TOTAL COMMON STOCKS	12,309,029	—	—	12,309,029

REPURCHASE AGREEMENT	—	430,620	—	430,620

TOTAL INVESTMENTS	12,309,029	430,620	—	12,739,649

TOTAL	$12,309,029	$430,620	$—	$12,739,649

Artio Global Funds ï 2011 Annual Report	227

NOTES TO FINANCIAL STATEMENTS (Continued)

U.S. Smallcap Fund

Assets Valuation Input

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
COMMON STOCKS
Software & Services	$8,071,432	$—	$—	$8,071,432
Retailing	7,477,337	—	—	7,477,337
Pharmaceuticals & Biotechnology	7,456,264	—	—	7,456,264
Transportation	6,600,206	—	—	6,600,206
Semiconductors & Semiconductor Equipment	6,494,762	—	—	6,494,762
Materials	5,891,392	—	—	5,891,392
Banks	5,842,094	—	—	5,842,094
Diversified Financials	5,512,289	—	—	5,512,289
Capital Goods	5,174,419	—	—	5,174,419
Technology Hardware & Equipment	4,153,893	—	—	4,153,893
Energy	3,942,815	—	—	3,942,815
Insurance	3,441,889	—	—	3,441,889
Health Care Equipment & Services	3,051,764	—	—	3,051,764
Consumer Services	3,032,428	—	—	3,032,428
Commercial & Professional Services	2,853,056	—	—	2,853,056
Media	1,502,871	—	—	1,502,871
Household & Personal Products	1,136,826	—	—	1,136,826
Real Estate	1,135,710	—	—	1,135,710
Food, Beverage & Tobacco	791,433	—	—	791,433

TOTAL COMMON STOCKS	83,562,880	—	—	83,562,880

REPURCHASE AGREEMENT	—	937,203	—	937,203

TOTAL INVESTMENTS	83,562,880	937,203	—	84,500,083

TOTAL	$83,562,880	$937,203	$—	$84,500,083

228	Artio Global Funds ï 2011 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

U.S. Midcap Fund

Assets Valuation Input

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
COMMON STOCKS
Capital Goods	$465,512	$—	$—	$465,512
Software & Services	452,593	—	—	452,593
Materials	415,676	—	—	415,676
Energy	402,040	—	—	402,040
Technology Hardware & Equipment	379,701	—	—	379,701
Diversified Financials	353,306	—	—	353,306
Semiconductors & Semiconductor Equipment	331,153	—	—	331,153
Consumer Durables & Apparel	303,261	—	—	303,261
Pharmaceuticals & Biotechnology	270,649	—	—	270,649
Food, Beverage & Tobacco	225,843	—	—	225,843
Retailing	209,591	—	—	209,591
Banks	199,232	—	—	199,232
Automobiles & Components	158,064	—	—	158,064
Health Care Equipment & Services	107,432	—	—	107,432
Transportation	95,606	—	—	95,606
Insurance	86,060	—	—	86,060
Telecommunication Services	80,002	—	—	80,002
Food & Staples Retailing	78,611	—	—	78,611
Commercial & Professional Services	75,222	—	—	75,222
Consumer Services	71,257	—	—	71,257
Real Estate	56,937	—	—	56,937

TOTAL COMMON STOCKS	4,817,748	—	—	4,817,748

REPURCHASE AGREEMENT	—	144,313	—	144,313

TOTAL INVESTMENTS	4,817,748	144,313	—	4,962,061

TOTAL	$4,817,748	$144,313	$—	$4,962,061

Artio Global Funds ï 2011 Annual Report	229

NOTES TO FINANCIAL STATEMENTS (Continued)

U.S. Multicap Fund

Assets Valuation Input

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
COMMON STOCKS
Materials	$451,630	$—	$—	$451,630
Diversified Financials	416,111	—	—	416,111
Capital Goods	388,377	—	—	388,377
Technology Hardware & Equipment	370,502	—	—	370,502
Energy	364,532	—	—	364,532
Software & Services	318,989	—	—	318,989
Pharmaceuticals & Biotechnology	281,976	—	—	281,976
Semiconductors & Semiconductor Equipment	247,041	—	—	247,041
Health Care Equipment & Services	240,311	—	—	240,311
Retailing	222,443	—	—	222,443
Food, Beverage & Tobacco	163,099	—	—	163,099
Commercial & Professional Services	161,648	—	—	161,648
Automobiles & Components	131,555	—	—	131,555
Banks	128,125	—	—	128,125
Insurance	117,234	—	—	117,234
Consumer Durables & Apparel	101,509	—	—	101,509
Consumer Services	83,101	—	—	83,101
Food & Staples Retailing	75,758	—	—	75,758

TOTAL COMMON STOCKS	4,263,941	—	—	4,263,941

TOTAL INVESTMENTS	4,263,941	—	—	4,263,941

TOTAL	$4,263,941	$—	$—	$4,263,941

b) Repurchase agreements: The Funds may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation in return for the use of the Fund’s available cash, subject to an agreement by the seller to repurchase and the Fund to resell the obligation, at an agreed-upon price and time. Thus, the yield during the Fund’s holding period is determinable. The value of the collateral is equal to at least 102% of the total amount of the repurchase obligations, including accrued interest. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to a Fund in the event a Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert its rights. The Funds’ investment adviser reviews the value of the collateral and the creditworthiness of those banks and

230	Artio Global Funds ï 2011 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

dealers with whom the Funds enter into repurchase agreements to evaluate potential risks. The Funds primarily engage in repurchase agreements with Fixed Income Clearing Corporation (FICC) through their custodian to accommodate cash sweeps of any residual U.S. dollars held in a particular portfolio.

c) Foreign currency: The books and records of the Funds are maintained in U.S. dollars. Foreign currencies and investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates prevailing at the end of the period as defined by the Funds’ Valuation Procedures. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. Unrealized gains or losses on investments denominated in foreign currencies which result from changes in foreign currencies have been included in the net unrealized appreciation or depreciation of investments. Net realized currency gains and losses include foreign currency gains and losses occurring between trade date and settlement date on investment securities transactions, gains and losses from foreign currency transactions and the gains and losses from differences between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the purchase settlement date and sale trade date is included in realized gains and losses on security transactions.

d) Forward foreign currency contracts: As part of their investment strategy, Funds entered into forward foreign currency contracts to manage the portfolio holdings against currency risks. The Funds also utilized forward foreign currency contracts to reduce or eliminate underweighted positions in a currency relative to its benchmark when purchasing underlying investments denominated in that currency is not deemed suitable by the Adviser. The Funds may use forward foreign currency contracts as a substitute for taking a position in the underlying asset and/or as a part of a strategy to reduce interest rate risk, currency risk, and price risk. Forward foreign currency contracts are valued at the interpolated forward rate and are marked-to-market at each valuation date in the manner set forth by the Funds’ Valuation Procedures. The change in fair value is recorded by a Fund as an unrealized gain or loss. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss.

Artio Global Funds ï 2011 Annual Report	231

NOTES TO FINANCIAL STATEMENTS (Continued)

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of a Fund’s portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts to sell foreign currency limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, a Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of the contracts.

Some of the forward foreign currency contracts entered into by the Funds are classified as non-deliverable forwards (“NDF”). NDFs are cash-settled, short-term forward contracts that have limited trading or are denominated in non-convertible foreign currency, where the profit or loss at the time of the settlement date is calculated by taking the difference between the agreed upon exchange rate and the spot rate at the time of settlement, for an agreed upon notional amount of funds. All NDFs have a fixing date and a settlement date. The fixing date is the date at which the difference between the prevailing market exchange rate and the agreed upon exchange rate is calculated. The settlement date is the date by which the payment of the difference is due to the party receiving payment. NDFs are commonly quoted for time periods of one month up to one year, and are normally quoted and settled in U.S. dollars. They are often used to gain exposure to and/or to hedge exposure to foreign currencies that are not internationally traded. With respect to a Fund’s obligations to purchase or sell currencies under forward foreign currency contracts, a Fund will earmark liquid securities having a value at least equal to its obligations, or continue to own or have the right to sell or acquire respectively, the currency subject to the forward foreign currency contract. The Funds’ maximum risk of loss from counterparty credit risk is the unrealized appreciation of forward foreign exchange contracts recorded on the Statement of Asset and Liabilities.

e) Bank loans: The Global High Income Fund may invest in bank loans. Bank loans include institutionally traded floating and fixed-rate debt obligations generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. Many such loans are secured, although some may be unsecured. Loans that are fully secured offer a fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. There is no assurance that any collateral securing a loan could be liquidated or, if liquidated, that such collateral would be of sufficient value to repay the loans taken against it. There may be limited secondary market liquidity for these instruments

232	Artio Global Funds ï 2011 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

which could result in volatile pricing for the securities which in turn may affect this Fund’s NAV.

The Fund may enter into, or acquire participation in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowings in which the Fund agrees to make loans up to a maximum amount upon demand by the borrowing issuer for a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrowing issuer repays the loan, an amount equal to the repayment is again made available to the borrowing issuer under the facility. The borrowing issuer may at any time borrow and repay amounts so long as, in the aggregate, at any given time the amount borrowed does not exceed the maximum amount. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest.

There are a number of risks associated with an investment in delayed funding loans and revolving credit facilities including credit, interest rate and liquidity risk and the risks of being a lender. There may be circumstances under which the borrowing issuer’s credit risk may be deteriorating and yet the Fund may be obligated to make loans to the borrowing issuer as the borrowing issuer’s credit continues to deteriorate, including at a time when the borrowing issuer’s financial condition makes it unlikely that such amounts will be repaid. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. These risks could cause the Fund to lose money on its investment, which in turn could affect the Fund’s returns. The Fund currently intends to treat delayed funding loans and revolving credit facilities for which there is no readily available market as illiquid for purposes of the Fund’s limitation on illiquid investments. Delayed funding loans and revolving credit facilities are considered to be debt obligations for purposes of the Trust’s investment restriction relating to the lending of funds or assets by the Fund.

At October 31, 2011, there were three unfunded commitments which amounted to $22,810,549 of par and had cost and fair value of $22,040,516 and $19,617,392, respectively.

f) Foreign securities: Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include the loss of value in investments of foreign securities because of currency exchange rate fluctuations, price volatility that may exceed the volatility of U.S. securities,

Artio Global Funds ï 2011 Annual Report	233

NOTES TO FINANCIAL STATEMENTS (Continued)

uncertain political conditions, lack of timely and reliable financial information and other factors. These risks are increased for investment in emerging markets. Emerging market securities involve unique risks, such as exposure to economies less diverse and mature than that of the U.S. or more established foreign markets. Economic or political instability may cause larger price changes in emerging market securities than other foreign securities. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

g) Financial futures contracts: In order to gain exposure to or protect against changes in security values, the Funds bought and sold futures contracts. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in fair values of securities held by the Funds and the prices of futures contracts, and the possibility of an illiquid market. To the extent fluctuations in value are not settled with the counterparty on a daily basis, the Funds are also subject to the credit risk of the counterparty. Cash collateral for futures contracts outstanding may be held by the broker on certain contracts. These amounts are included on the Statement of Assets and Liabilities as cash on deposit with broker. The Funds entered into futures contracts for hedging purposes, managing the duration and yield curve profile, and to gain exposure to foreign equity markets.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. The Funds generally agree to receive from or pay to the broker an amount of cash equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as “variation margin” and are recorded by a Fund as unrealized gains or losses. Fluctuations in the value of the contracts are recorded in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts.

The Funds entered into swap contracts that function similar to futures contracts (“synthetic futures”) to gain exposure and to protect against changes in security values. Generally these contracts are counterparty agreements and do not require daily variation margin payments to be directly paid to the counterparty, however they do require hard segregation of cash. These amounts are included on the Statement of Assets and Liabilities as cash on deposit with broker. The Funds are exposed to the credit risk of the counterparty in addition to the risks described above. The accounting treatment of such contracts is similar to that described above

234	Artio Global Funds ï 2011 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

for standard futures contracts. The Funds disclose synthetic futures with other futures contracts. The Funds’ maximum risk of loss associated with futures contracts is minimal since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures contracts, guarantees the futures contracts against default. The Fund’s maximum risk of loss due to counterparty credit risk for synthetic futures contracts is the unrealized appreciation for synthetic futures contracts.

h) Swaps: The Funds entered into interest rate, total return and credit default swaps primarily to preserve a return or spread on a particular investment or portion of their portfolio. The Funds may also enter into currency and index swaps to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Funds anticipate purchasing at a later date. Interest rate swaps involve the exchange with another party of their respective commitments to pay or receive interest, for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. A total return swap is an agreement to exchange the return on a stock, bond or index for a fixed or variable financing charge. A credit default swap is an agreement between two counterparties that allows one party to be “long” a third-party credit risk, and the other party to be “short” the credit risk. Credit default swaps are designed to transfer the credit exposure of fixed income products between parties.

The Funds will usually enter into swaps on a net basis, that is, the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. In as much as these swaps are entered into for good faith hedging purposes, the investment adviser believes such obligations do not constitute senior securities under the 1940 Act, and, accordingly, will not treat them as being subject to its borrowing restrictions. The Funds will not enter into any swap transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements on the swap contracts, is rated at least A by Standard & Poor’s (S&P) or Moody’s or has an equivalent rating from a Nationally Recognized Statistical Rating Organization (“NRSRO”) or is determined to be of equivalent credit quality by the investment adviser. If there is a default by the counterparty, the Funds may have contractual remedies pursuant to the agreements related to the transaction.

Artio Global Funds ï 2011 Annual Report	235

NOTES TO FINANCIAL STATEMENTS (Continued)

Entering into swap agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in the value of the index or securities underlying the agreement. The Funds’ maximum risk of loss from couterparty risk related to swaps is the fair value of the contract. This risk is mitigated by having a master netting agreement between the Funds and the counterparties and by the posting of collateral by the counterparties to the Funds to cover the Funds’ exposure to the counterparty.

Certain Funds hold derivative instruments which contain credit-risk-related contingent provisions. If the Fund’s net assets were to fall below certain thresholds from the prior fiscal year net assets, it would be in violation of these provisions, and the counterparties to the derivative instruments could request immediate payment or demand immediate and ongoing full overnight collateralization on derivative instruments in net liability positions. The aggregate fair value of all derivative instruments with credit-risk-related contingent features that are in a liability position on October 31, 2011, is $7,358,273 for which the Global High Income Fund has pledged collateral of $4,910,000 in the normal course of business.

i) Securities lending: Global Equity Fund, International Equity Fund, International Equity Fund II, U.S. Microcap Fund, U.S. Smallcap Fund, U.S. Midcap Fund and U.S. Multicap Fund have established securities lending agreements with State Street Bank and Trust Company (“State Street”) in which the Funds lend portfolio securities to a broker. In exchange, collateral consisting of either cash or U.S. government securities in an amount of at least 102% of the value of the U.S. securities loaned and 105% of the value of the foreign securities loaned will be maintained at all times. These Funds may loan securities to brokers, dealers, and financial institutions determined by Artio Global Management LLC, (“Artio Global” or “Adviser”) to be creditworthy, subject to certain limitations. Under these agreements, these Funds continue to earn income on the securities loaned. Collateral received is generally cash, and such Funds invest the cash in the State Street Navigator Securities Lending Prime Portfolio. These Funds receive any interest on the amount invested, but they must also pay the broker a loan rebate fee computed as a varying percentage of the collateral received. In the event of counterparty default, these Funds are subject to potential loss if any such Fund is delayed or prevented from exercising its right to dispose of the collateral. These Funds each bear risk in the event that invested collateral is not sufficient to meet obligations due on the loans.

236	Artio Global Funds ï 2011 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

The security lending income net of the loan rebate fee for the Global Equity Fund, International Equity Fund and the International Equity Fund II, amounted to $23,281, $4,902,780 and $4,825,409, respectively, for the year ended October 31, 2011 and is included in securities lending income in the Statement of Operations.

As of October 31, 2011, the Funds had no securities on loan.

j) Securities transactions and investment income: Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded on an accrual basis and includes amortization and accretion of bond premiums and discounts, respectively, using the effective interest method. Dividend income is recorded in the Statement of Operations on the ex-dividend date or when the Funds become aware of the dividend distribution in the case of certain foreign securities. It is expected that certain capital gains earned by the Funds and certain dividends and interest received by the Funds will be subject to foreign withholding taxes.

The Funds are subject to an Imposto sobre Operacoes Financeiras (IOF) transaction tax levied by the Brazilian government on certain foreign exchange transactions related to security transactions executed across Brazilian exchanges. The IOF tax has been included in net realized gain (loss) from foreign currency transactions in the Statement of Operations.

k) Dividends and distributions to shareholders: Distributions to shareholders are recorded on the ex-dividend date. Each Fund intends to distribute annually to its shareholders substantially all of its taxable income. Total Return Bond Fund, Global High Income Fund, and Local Emerging Markets Debt Fund declare and pay dividends monthly. International Equity Fund, International Equity Fund II, Global Equity Fund, U.S. Microcap Fund, U.S. Smallcap Fund, U.S. Midcap Fund and U.S. Multicap Fund declare and pay dividends from net investment income, if any, annually. The Funds will distribute net realized capital gains, if any, annually. Additional distributions of net investment income and capital gains may be made at the discretion of the Boards of the Funds to avoid the application of the excise tax imposed under Section 4982 of the Internal Revenue Code of 1986, as amended, for certain undistributed amounts. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences and differing characterization of distributions made by the Funds as a whole.

Artio Global Funds ï 2011 Annual Report	237

NOTES TO FINANCIAL STATEMENTS (Continued)

l) Federal income taxes: The Global Equity Fund and the Trust intend that each Fund separately qualify as a regulated investment company for U.S. federal income tax purposes. Accordingly, the Funds do not anticipate that any income taxes will be paid.

The Adviser has performed an analysis of each Fund’s tax positions for all open tax years as of October 31, 2011 and has concluded that no provisions for income tax are required. The Adviser is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof. The Funds’ income and excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal, Massachusetts and Maryland revenue authorities.

3.	Investment Advisory Fee and Other Transactions

Artio Global serves as the Funds’ investment adviser. Artio Global receives advisory fees, based on average net assets, at the following rates:

Global Equity Fund	0.90%
International Equity Fund	0.90% of the first $7.5 billion
0.88% of the next $2.5 billion
0.85% of any in excess of $10 billion
International Equity Fund II	0.90% of the first $7.5 billion
0.88% of the next $2.5 billion
0.85% of any in excess of $10 billion
Total Return Bond Fund	0.35%
Global High Income Fund	0.65%
Local Emerging Markets Debt Fund	0.70%
U.S. Microcap Fund	1.25%
U.S. Smallcap Fund	0.95%
U.S. Midcap Fund	0.80%
U.S. Multicap Fund	0.75%

Effective May 1, 2008, the Adviser agreed to waive a portion of its management fee for each of the Funds, except Local Emerging Markets Debt Fund, at the annual rate of 0.005% of the respective Funds’ average daily net assets. This waiver may be terminated at any time by the Funds’ Boards.

The Adviser has contractually agreed to reimburse certain expenses of the Funds through February 29, 2012, so that the net operating expenses of each Fund (excluding interest, taxes, brokerage commissions, and extraordinary expenses)

238	Artio Global Funds ï 2011 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

based on average daily net assets are limited (the “Expense Limit”) as specified in the table below. Any Fund with a reimbursement plan has agreed to allow the Adviser to recoup expenses reimbursed to each Fund provided that repayment does not cause each of the Fund’s annual operating expenses to exceed the Expense Limit in place at the time of the reimbursement. Any such recoupment must be made within three years after the year in which the Adviser incurred the expense. The table below specifies the reimbursement made to each Fund by the Adviser for the year ended October 31, 2011 and the Adviser’s potential recoupment as of October 31, 2011.

			Total
			Expenses		Expenses	Total
			Eligible for	Expenses	Recouped	Expenses
			Recoupment -	Reimbursed-	or Expired -	Eligible for
	Expense Limitations		Beginning	Current	Current	Recoupment -
	Class A	Class I	of Period	Period	Period	October 31, 2011
Global Equity Fund	1.40%	1.15%	$721,739	$174,227	$(255,173)	$640,793
Total Return Bond Fund	0.69%	0.44%	216,914	72,703	(206,305)	83,312
Global High Income Fund	1.00%	0.75%	114,889	162,382	(108,448)	168,823
Local Emerging Markets Debt Fund	1.20%	0.93%	—	161,914	—	161,914
U.S. Microcap Fund	1.80%	1.50%	289,321	75,838	(113,400)	251,759
U.S. Smallcap Fund	1.50%	1.20%	233,275	255,504	(115,741)	373,038
U.S. Midcap Fund	1.35%	1.05%	274,598	85,566	(105,181)	254,983
U.S. Multicap Fund	1.30%	1.00%	275,920	81,410	(107,874)	249,456

The expenses eligible for recoupment at October 31, 2011 are set to expire as follows:

		Expire
	Amount	October 31,
Global Equity Fund	$240,207	2012
	226,359	2013
	116,491	2014
Total Return Bond Fund	$—	2012
	10,609	2013
	32,938	2014
Global High Income Fund	$6,441	2012
	—	2013
	129,674	2014
Local Emerging Markets Debt Fund	$—	2012
	—	2013
	161,914	2014
U.S. Microcap Fund	$95,281	2012
	80,640	2013
	67,218	2014

Artio Global Funds ï 2011 Annual Report	239

NOTES TO FINANCIAL STATEMENTS (Continued)

		Expire
	Amount	October 31,
U.S. Smallcap Fund	$89,482	2012
	28,052	2013
	255,504	2014
U.S. Midcap Fund	$87,914	2012
	81,503	2013
	76,435	2014
U.S. Multicap Fund	$91,048	2012
	76,998	2013
	72,360	2014

The Funds listed below have entered into an agreement with State Street Global Markets, LLC whereby certain brokers will rebate, in cash, a portion of brokerage commissions. Rebated commissions are amounts earned by the Funds and are included with realized gain or loss on investment transactions presented in the Statement of Operations. For the year ended October 31, 2011, brokerage commissions rebated under these agreements were as follows:

Rebated
Commissions
Global Equity Fund	$841
International Equity Fund	205,808
International Equity Fund II	201,716
U.S. Microcap Fund	—
U.S. Smallcap Fund	—
U.S. Midcap Fund	—
U.S. Multicap Fund	—

The Funds entered into expense offset arrangements as part of their custody agreement with State Street. Under this agreement, the custody fees for the Global Equity Fund, International Equity Fund, International Equity Fund II, Total Return Bond Fund, Global High Income Fund, Local Emerging Markets Debt Fund, U.S. Microcap Fund, U.S. Smallcap Fund, U.S. Midcap Fund and U.S. Multicap Fund were reduced by $69, $56,058, $59,670, $16,825, $432,471, $8,351, $4, $4, $16 and $11 respectively, for the year ended October 31, 2011 due to earnings credits on cash balances maintained by the Funds in foreign sub-custodial accounts. These amounts may vary significantly over time based on the Adviser’s decisions regarding cash positions held in the Funds and current interest rates.

240	Artio Global Funds ï 2011 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

4.	Distribution and Shareholder Services Plans

The Funds have adopted a Distribution and Shareholder Services Plan (the “Plan”), pursuant to Rule 12b-1 under the 1940 Act. Under the Plan each Fund’s Class A shares may compensate certain financial institutions, including the Distributor, for certain distribution, shareholder servicing, administrative and accounting services. The Funds’ Class A shares may expend an aggregate amount, on an annual basis, not to exceed 0.25% of the value of the average daily net assets of a Fund attributable to Class A shares. The Funds will adjust accruals accordingly for any unused or surplus balances on an annual basis. The Adviser may pay additional marketing and other distribution costs out of its profits.

Quasar Distributors, LLC (“Quasar” or “Distributor”) is the Distributor of the Funds’ shares.

Under its terms, the Funds’ Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of the Boards’ members and a majority of those Boards’ members who are not “interested persons” of the Funds and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan.

The International Equity Fund is closed to new shareholders (at the account level). As a result, all 12b-1 payments made by the International Equity Fund are only to compensate certain financial intermediaries for shareholder servicing and/or asset retention.

5.	Derivative Instruments

a) Financial futures contracts:

The following financial futures contracts were outstanding as of October 31, 2011:

				Notional
				Current	Net
Expiration				Fair	Unrealized
Date	Contracts	Description	Position	Value	Appreciation
International Equity Fund
12/11	124	Dax Index Futures	Long	$26,686,975	$1,350,555
12/11	1,661	Euro Stoxx 50 Index Futures	Long	55,324,270	1,672,483

International Equity Fund II
12/11	66	Dax Index Futures	Long	$14,204,358	$718,844
12/11	1,179	Euro Stoxx 50 Index Futures	Long	39,269,906	1,241,458

Local Emerging Markets Debt Fund
12/11	5	10-Year U.S. Treasury Note Futures	Long	$645,312	$1,552

Artio Global Funds ï 2011 Annual Report	241

NOTES TO FINANCIAL STATEMENTS (Continued)

b) Written Options: The Funds did not invest in written options during the year ended October 31, 2011.

c) Swaps: The Global High Income Fund entered into the following swap transactions as of October 31, 2011:

Global High Income Fund

Credit Default Swaps-Buy Protection

Notional		Expiration		Annual	Deliverable	Fair
Amount	Currency	Date	Counterparty	Premium	on Default	Value
13,680,000	USD	09/20/2013	Goldman Sachs	5.000%	K. Hovnanian Enterprises	$3,861,733

						$3,861,733

					Upfront Payments	$3,522,604

Credit Default Swaps-Sell Protection(1)

						Upfront		Net
	Fixed-Deal			Original	Current	Premiums		Unrealized
Reference	Received	Maturity		Notional	Notional	Paid/	Fair	Appreciation/
Obligation	Rate	Date	Counterparty	Amount	Amount (2)	(Received)	Value (3)	(Depreciation)
Grohe Holding Gmbh(T)	5.00%	09/20/2015	UBS AG	$5,935,000	$5,935,000	$(945,724)	$(754,555)	$191,169
Bombardier(T)	1.00%	06/20/2016	Deutsche Bank	14,350,000	14,350,000	(732,983)	(1,642,956)	(909,973)
CDX.NA.HY-16(T)	5.00%	06/20/2016	JPMorgan Chase Bank N.A.	8,000,000	8,000,000	(345,000)	(219,906)	125,093
CDX.NA.HY-17(T)	5.00%	12/20/2016	JPMorgan Chase Bank N.A.	64,155,000	58,840,000	(5,658,215)	(3,211,354)	2,446,861
Grohe Holding Gmbh(T)	5.00%	12/20/2016	Deutsche Bank	4,320,000	4,320,000	(643,477)	(764,751)	(121,274)
Grohe Holding Gmbh(T)	5.00%	12/20/2016	UBS AG	4,320,000	4,320,000	(689,440)	(764,751)	(75,311)
Dish DBS(T)	5.00%	12/20/2016	JPMorgan Chase Bank N.A.	3,730,000	3,730,000	135,989	194,574	58,585
Dish DBS(T)	5.00%	12/20/2016	UBS AG	29,390,000	29,390,000	1,113,850	1,532,711	418,862

				$134,200,000		$(7,765,000)	$(5,630,988)	$2,134,012

(T)	The Fund entered into this contract for speculative purposes.
(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	The maximum potential amount the Portfolio could be required to make as a seller of credit protection or receive as a buyer of credit event as defined under the terms of that particular swap agreement.

242	Artio Global Funds ï 2011 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

(3)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the expected amount paid or received for the credit derivative if the amount of the swap agreement was closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreements.

d) Quantitative Disclosure of Derivative Holdings: Funds use derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposure of the Funds’ portfolios. Derivatives relate to securities, interest rates, exchange rates, inflation rates, commodities and indices, and include swaps and exchange traded and over-the-counter contracts. As of and for the year ended October 31, 2011, derivative summary tables for each Fund are as follows:

Global Equity Fund

Asset Derivatives

			Foreign
	Statement of	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Assets and Liabilities	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts
	Location	Risk	Risk	Risk	Risk	Risk	Risk	Total
Forward Contracts	Unrealized appreciation on forward foreign exchange contracts	$—	$41,379	$—	$—	$—	$—	$41,379

Total Value		$—	$41,379	$—	$—	$—	$—	$41,379

Liability Derivatives

			Foreign
	Statement of	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Assets and Liabilities	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts
	Location	Risk	Risk	Risk	Risk	Risk	Risk	Total
Forward Contracts	Unrealized depreciation on forward foreign exchange contracts	$—	$98,325	$—	$—	$—	$—	$98,325

Total Value		$—	$98,325	$—	$—	$—	$—	$98,325

Realized Gain (Loss)

			Foreign
	Statement of	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Operations	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts
	Location	Risk	Risk	Risk	Risk	Risk	Risk	Total
Rights	Investments	$—	$—	$—	$3	$—	$—	$3
Futures Contracts	Financial futures contracts and synthetic futures	—	—	—	(97,364)	—	—	(97,364)

Artio Global Funds ï 2011 Annual Report	243

NOTES TO FINANCIAL STATEMENTS (Continued)

			Foreign
	Statement of	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Operations	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts
	Location	Risk	Risk	Risk	Risk	Risk	Risk	Total
Forward Contracts	Forward foreign exchange contracts	$—	$(247,254)	$—	$—	$—	$—	$(247,254)

Total Realized Gain (Loss)		$—	$(247,254)	$—	$(97,361)	$—	$—	$(344,615)

Change in Appreciation (Depreciation)

			Foreign
	Statement of	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Operations	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts
	Location	Risk	Risk	Risk	Risk	Risk	Risk	Total
Forward Contracts	Forward foreign exchange contracts	$—	$(5,038)	$—	$—	$—	$—	$(5,038)

Total Change in Appreciation (Depreciation)		$—	$(5,038)	$—	$—	$—	$—	$(5,038)

Number of Contracts, Notional Amounts, Fair Value or Shares/Units

		Foreign
	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts
	Risk	Risk	Risk	Risk	Risk	Risk	Total
Rights (1)	—	—	—	4,737	—	—	4,737
Forward Contracts (2)	—	2,988,989	—	—	—	—	2,988,989

(1)	Volume of derivative activity is based on an average of month-end shares outstanding during the period.
(2)	Volume of derivative activity is based on an average of notional amounts outstanding during the period.

International Equity Fund

Asset Derivatives

			Foreign
	Statement of	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Assets and Liabilities	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts
	Location	Risk	Risk	Risk	Risk	Risk	Risk	Total
Forward Contracts	Unrealized appreciation on forward foreign exchange contracts	$—	$7,128,958	$—	$—	$—	$—	$7,128,958

Total Value		$—	$7,128,958	$—	$—	$—	$—	$7,128,958

244	Artio Global Funds ï 2011 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

Liability Derivatives

			Foreign
	Statement of	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Assets and Liabilities	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts
	Location	Risk	Risk	Risk	Risk	Risk	Risk	Total
Forward Contracts	Unrealized depreciation on forward foreign exchange contracts	$—	$22,143,673	$—	$—	$—	$—	$22,143,673
Futures Contracts (1)	Daily variation margin on open financials futures contracts	—	—	—	4,836,497	—	—	4,836,497

Total Value		$—	$22,143,673	$—	$4,836,497	$—	$—	$26,980,170

Realized Gain (Loss)

			Foreign
	Statement of	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Operations	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts
	Location	Risk	Risk	Risk	Risk	Risk	Risk	Total
Rights	Investments	$—	$—	$—	$11,794	$—	$—	$11,794
Swaps Contracts	Swap contracts	—	—	—	(8,423,093)	—	—	(8,423,093)
Futures Contracts	Financial futures contracts and synthetic futures	—	—	—	(26,052,474)	—	—	(26,052,474)
Forward Contracts	Forward foreign exchange contracts	—	(66,543,463)	—	—	—	—	(66,543,463)

Total Realized Gain (Loss)		$—	$(66,543,463)	$—	$(34,463,773)	$—	$—	$(101,007,236)

Change in Appreciation (Depreciation)

			Foreign
	Statement of	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Operations	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts
	Location	Risk	Risk	Risk	Risk	Risk	Risk	Total
Futures Contracts	Financial futures contracts and synthetic futures	$—	$—	$—	$3,023,038	$—	$—	$3,023,038
Forward Contracts	Forward foreign exchange contracts	—	39,292,934	—	—	—	—	39,292,934

Total Change in Appreciation (Depreciation)		$—	$39,292,934	$—	$3,023,038	$—	$—	$42,315,972

Artio Global Funds ï 2011 Annual Report	245

NOTES TO FINANCIAL STATEMENTS (Continued)

Number of Contracts, Notional Amounts, Fair Value or Shares/Units

		Foreign
	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts
	Risk	Risk	Risk	Risk	Risk	Risk	Total
Rights (2)	—	—	—	2,803,297	—	—	2,803,297
Swaps Contracts (3)	—	—	—	1,855,458	—	—	1,855,458
Futures Contracts - Long (3)	—	—	—	6,834,270	—	—	6,834,270
Futures Contracts - Short (3)	—	—	—	(51,339,189)	—	—	(51,339,189)
Forward Contracts (3)	—	816,843,744	—	—	—	—	816,843,744

(1)	Cumulative appreciation (depreciation) on futures contracts is reported within the Notes to Financial Statements under the ‘Financials futures contracts‘ section. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.
(2)	Volume of derivative activity is based on an average of month-end shares outstanding during the period.
(3)	Volume of derivative activity is based on an average of notional amounts outstanding during the period.

International Equity Fund II

Asset Derivatives

			Foreign
	Statement of	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Assets and Liabilities	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts
	Location	Risk	Risk	Risk	Risk	Risk	Risk	Total
Forward Contracts	Unrealized appreciation on forward foreign exchange contracts	$—	$6,508,031	$—	$—	$—	$—	$6,508,031

Total Value		$—	$6,508,031	$—	$—	$—	$—	$6,508,031

Liability Derivatives

			Foreign
	Statement of	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Assets and Liabilities	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts
	Location	Risk	Risk	Risk	Risk	Risk	Risk	Total
Forward Contracts	Unrealized depreciation on forward foreign exchange contracts	$—	$20,103,316	$—	$—	$—	$—	$20,103,316
Futures Contracts (1)	Daily variation margin on open financials futures contracts	—	—	—	4,155,738	—	—	4,155,738

Total Value		$—	$20,103,316	$—	$4,155,738	$—	$—	$24,259,054

246	Artio Global Funds ï 2011 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

Realized Gain (Loss)

			Foreign
	Statement of	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Operations	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts
	Location	Risk	Risk	Risk	Risk	Risk	Risk	Total
Rights	Investments	$—	$—	$—	$652	$—	$—	$652
Swaps Contracts	Swap contracts	—	—	—	(7,730,441)	—	—	(7,730,441)
Futures Contracts	Financial futures contracts and synthetic futures	—	—	—	(23,757,177)	—	—	(23,757,177)
Forward Contracts	Forward foreign exchange contracts	—	(59,702,973)	—	—	—	—	(59,702,973)

Total Realized Gain (Loss)		$—	$(59,702,973)	$—	$(31,486,966)	$—	$—	$(91,189,939)

Change in Appreciation (Depreciation)

			Foreign
	Statement of	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Operations	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts
	Location	Risk	Risk	Risk	Risk	Risk	Risk	Total
Futures Contracts	Financial futures contracts and synthetic futures	$—	$—	$—	$1,960,302	$—	$—	$1,960,302
Forward Contracts	Forward foreign exchange contracts	—	34,498,361	—	—	—	—	34,498,361

Total Change in Appreciation (Depreciation)		$—	$34,498,361	$—	$1,960,302	$—	$—	$36,458,663

Number of Contracts, Notional Amounts, Fair Value or Shares/Units

		Foreign
	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts
	Risk	Risk	Risk	Risk	Risk	Risk	Total
Rights (2)	—	—	—	946,376	—	—	946,376
Swaps Contracts (3)	—	—	—	1,718,985	—	—	1,718,985
Futures Contracts - Long (3)	—	—	—	4,456,189	—	—	4,456,189
Futures Contracts - Short (3)	—	—	—	(47,862,193)	—	—	(47,862,193)
Forward Contracts (3)	—	751,631,691	—	—	—	—	751,631,691

(1)	Cumulative appreciation (depreciation) on futures contracts is reported within the Notes to Financial Statements under the ‘Financials futures contracts‘ section. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.
(2)	Volume of derivative activity is based on an average of month-end shares outstanding during the period.
(3)	Volume of derivative activity is based on an average of notional amounts outstanding during the period.

Artio Global Funds ï 2011 Annual Report	247

NOTES TO FINANCIAL STATEMENTS (Continued)

Total Return Bond Fund

Asset Derivatives

			Foreign
	Statement of	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Assets and Liabilities	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts
	Location	Risk	Risk	Risk	Risk	Risk	Risk	Total
Forward Contracts	Unrealized appreciation on forward foreign exchange contracts	$—	$2,816,661	$—	$—	$—	$—	$2,816,661

Total Value		$—	$2,816,661	$—	$—	$—	$—	$2,816,661

Liability Derivatives

			Foreign
	Statement of	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Assets and Liabilities	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts
	Location	Risk	Risk	Risk	Risk	Risk	Risk	Total
Forward Contracts	Unrealized depreciation on forward foreign exchange contracts	$—	$10,536,872	$—	$—	$—	$—	$10,536,872

Total Value		$—	$10,536,872	$—	$—	$—	$—	$10,536,872

Realized Gain (Loss)

			Foreign
	Statement of	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Operations	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts
	Location	Risk	Risk	Risk	Risk	Risk	Risk	Total
Futures Contracts	Financial futures contracts and synthetic futures	$1,282,691	$—	$—	$—	$—	$—	$1,282,691
Forward Contracts	Forward foreign exchange contracts	—	15,532,878	—	—	—	—	15,532,878

Total Realized Gain (Loss)		$1,282,691	$15,532,878	$—	$—	$—	$—	$16,815,569

248	Artio Global Funds ï 2011 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

Change in Appreciation (Depreciation)

			Foreign
	Statement of	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Operations	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts
	Location	Risk	Risk	Risk	Risk	Risk	Risk	Total
Forward Contracts	Forward foreign exchange contracts	$—	$(5,620,974)	$—	$—	$—	$—	$(5,620,974)

Total Change in Appreciation (Depreciation)		$—	$(5,620,974)	$—	$—	$—	$—	$(5,620,974)

Number of Contracts, Notional Amounts, Fair Value or Shares/Units

		Foreign
	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts
	Risk	Risk	Risk	Risk	Risk	Risk	Total
Futures Contracts - Long (1)	7,400,016	—	—	—	—	—	7,400,016
Futures Contracts - Short (1)	(3,818,225)	—	—	—	—	—	(3,818,225)
Forward Contracts (1)	—	395,996,324	—	—	—	—	395,996,324

(1)	Volume of derivative activity is based on an average of notional amounts outstanding during the period.

Global High Income Fund

Asset Derivatives

			Foreign
	Statement of	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Assets and Liabilities	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts
	Location	Risk	Risk	Risk	Risk	Risk	Risk	Total
Swaps Contracts	Open swap agreements, at fair value	$—	$—	$5,589,018	$—	$—	$—	$5,589,018
Forward Contracts	Unrealized appreciation on forward foreign exchange contracts	—	7,367,680	—	—	—	—	7,367,680

Total Value		$—	$7,367,680	$5,589,018	$—	$—	$—	$12,956,698

Liability Derivatives

Foreign
	Statement of	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Assets and Liabilities	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts
	Location	Risk	Risk	Risk	Risk	Risk	Risk	Total
Swaps Contracts	Open swap agreements, at fair value	$—	$—	$7,358,273	$—	$—	$—	7,358,273

Artio Global Funds ï 2011 Annual Report	249

NOTES TO FINANCIAL STATEMENTS (Continued)

			Foreign
	Statement of	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Assets and Liabilities	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts
	Location	Risk	Risk	Risk	Risk	Risk	Risk	Total
Forward Contracts	Unrealized depreciation on forward foreign exchange contracts	$—	$4,555,258	$—	$—	$—	$—	$4,555,258

Total Value		$—	$4,555,258	$7,358,273	$—	$—	$—	$11,913,531

Realized Gain (Loss)

			Foreign
	Statement of	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Operations	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts
	Location	Risk	Risk	Risk	Risk	Risk	Risk	Total
Swaps Contracts	Swap contracts	$—	$—	$1,873,832	$—	$—	$—	$1,873,832
Forward Contracts	Forward foreign exchange contracts	—	(26,553,023)	—	—	—	—	(26,553,023)

Total Realized Gain (Loss)		$—	$(26,553,023)	$1,873,832	$—	$—	$—	$(24,679,191)

Change in Appreciation (Depreciation)

			Foreign
	Statement of	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Operations	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts
	Location	Risk	Risk	Risk	Risk	Risk	Risk	Total
Swaps Contracts	Swap contracts	$—	$—	$(5,924,309)	$—	$—	$—	$(5,924,309)
Forward Contracts	Forward foreign exchange contracts	—	18,453,001	—	—	—	—	18,453,001

Total Change in Appreciation (Depreciation)		$—	$18,453,001	$(5,924,309)	$—	$—	$—	$12,528,692

Number of Contracts, Notional Amounts, Fair Value or Shares/Units

		Foreign
	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts
	Risk	Risk	Risk	Risk	Risk	Risk	Total
Swaps Contracts (1)	4,575,000	—	72,897,917	—	—	—	77,472,917
Forward Contracts (1)	—	510,786,751	—	—	—	—	510,786,751

(1)	Volume of derivative activity is based on an average of notional amounts outstanding during the period.

250	Artio Global Funds ï 2011 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

Local Emerging Markets Debt Fund

Asset Derivatives

			Foreign
	Statement of	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Assets and Liabilities	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts
	Location	Risk	Risk	Risk	Risk	Risk	Risk	Total
Forward Contracts	Unrealized appreciation on forward foreign exchange contracts	$—	$234,855	$—	$—	$—	$—	$234,855
Futures Contracts (1)	Daily variation margin on open financials futures contracts	1,552	—	—	—	—	—	1,552

Total Value		$1,552	$234,855	$—	$—	$—	$—	$236,407

Liability Derivatives

			Foreign
	Statement of	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Assets and Liabilities	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts
	Location	Risk	Risk	Risk	Risk	Risk	Risk	Total
Forward Contracts	Unrealized depreciation on forward foreign exchange contracts	$—	$295,838	$—	$—	$—	$—	$295,838

Total Value		$—	$295,838	$—	$—	$—	$—	$295,838

Realized Gain (Loss)

			Foreign
	Statement of	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Operations	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts
	Location	Risk	Risk	Risk	Risk	Risk	Risk	Total
Futures Contracts	Financial futures contracts and synthetic futures	$28,729	$—	$—	$—	$—	$—	$28,729
Forward Contracts	Forward foreign exchange contracts	—	346,702	—	—	—	—	346,702

Total Realized Gain (Loss)		$28,729	$346,702	$—	$—	$—	$—	$375,431

Change in Appreciation (Depreciation)

Foreign
	Statement of	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Operations	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts
	Location	Risk	Risk	Risk	Risk	Risk	Risk	Total
Futures Contracts	Financial futures contracts and synthetic futures	$1,552	$—	$—	$—	$—	$—	1,552

Artio Global Funds ï 2011 Annual Report	251

NOTES TO FINANCIAL STATEMENTS (Continued)

			Foreign
	Statement of	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Operations	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts
	Location	Risk	Risk	Risk	Risk	Risk	Risk	Total
Forward Contracts	Forward foreign exchange contracts	$—	$(59,663)	$—	$—	$—	$—	$(59,663)

Total Change in Appreciation (Depreciation)		$1,552	$(59,663)	$—	$—	$—	$—	$(58,111)

Number of Contracts, Notional Amounts, Fair Value or Shares/Units

		Foreign
	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts
	Risk	Risk	Risk	Risk	Risk	Risk	Total
Futures Contracts - Long (2)	530,170	—	—	—	—	—	530,170
Forward Contracts (2)	—	7,546,936	—	—	—	—	7,546,936

(1)	Cumulative appreciation (depreciation) on futures contracts is reported within the Notes to Financial Statements under the ‘Financials futures contracts‘ section. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.
(2)	Volume of derivative activity is based on an average of notional amounts outstanding during the period.

6.	Purchases and Sales of Securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, during the year ended October 31, 2011 were as follows:

	Cost of	Proceeds
	Purchases	From Sales
Global Equity Fund	$81,224,036	$109,323,035
International Equity Fund	3,342,543,991	6,841,083,721
International Equity Fund II	3,783,951,218	7,087,266,886
Total Return Bond Fund	3,356,075,784	3,201,871,125
Global High Income Fund	2,807,063,922	2,456,620,705
Local Emerging Markets Debt Fund	22,108,352	4,283,813
U.S. Microcap Fund	36,630,057	35,680,028
U.S. Smallcap Fund	167,411,081	171,807,300
U.S. Midcap Fund	11,210,197	14,125,370
U.S. Multicap Fund	11,822,286	17,117,587

Cost of purchases and proceeds from sales of long-term U.S. Government securities during the year ended October 31, 2011 were $1,930,224,782 and $1,861,284,805, and $2,004,664 and $0, respectively, for the Total Return Bond Fund and Local Emerging Markets Debt Fund.

252	Artio Global Funds ï 2011 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

At October 31, 2011, net unrealized appreciation/depreciation for federal income tax purposes is comprised of the following components:

				Tax Basis
	Federal	Gross	Gross	Net Unrealized
	Income Tax	Unrealized	Unrealized	Appreciation
	Cost	Appreciation	Depreciation	(Depreciation)
Global Equity Fund	$46,770,420	$2,345,083	$(4,319,677)	$(1,974,594)
International Equity Fund	5,969,440,307	728,408,209	(1,106,769,279)	(378,361,070)
International Equity Fund II	4,711,071,640	431,071,010	(461,088,806)	(30,017,796)
Total Return Bond Fund	1,900,517,011	54,710,680	(11,312,755)	43,397,925
Global High Income Fund	3,321,802,363	84,985,070	(136,042,920)	(51,057,850)
Local Emerging Markets Debt Fund	24,179,433	229,388	(872,272)	(642,884)
U.S. Microcap Fund	13,068,858	928,389	(1,257,598)	(329,209)
U.S. Smallcap Fund	84,511,976	7,279,008	(7,290,901)	(11,893)
U.S. Midcap Fund	4,439,833	654,562	(132,334)	522,228
U.S. Multicap Fund	3,960,581	542,564	(239,204)	303,360

7.	Investments in Affiliated Issuers

An affiliated issuer, as defined under 1940 Act, is one in which a Fund’s holdings of an issuer represents 5% or more of the outstanding voting securities of the issuer. A summary of Funds’ investments in securities of these issuers for the year ended October 31, 2011, is set forth below:

	Shares Held	Purchases	Sales	Dividend	Fair Value
Affiliate	October 31, 2011	(Cost)	(Proceeds)	Income	October 31, 2011
International Equity Fund
AIK Banka AD	435,667	$16,029,341	$—	$191,248	$10,696,160
Bank of Georgia Sponsored GDR	1,606,688	—	11,494,078	366,510	20,438,320
Cemacon SA	14,619,597	—	—	—	326,281
Chelindbank OJSC	53,536,950	—	—	112,453	4,282,956
Chimimport AD	10,693,367	—	—	—	13,520,174
Chimimport AD Preferred	6,416,021	—	—	883,122	9,603,671
Davento PLC GDR	5,006,914	—	—	—	5,084,090
DZI Insurance	239,061	—	5,775,177	4,734,112	12,037,436
Holcim Russia	656,887	—	—	—	35,445,596
Impact Developer & Contractor	16,912,495	—	—	—	1,124,829
LEV Insurance	4,078,860	—	—	—	3,228,649

Artio Global Funds ï 2011 Annual Report	253

NOTES TO FINANCIAL STATEMENTS (Continued)

	Shares Held	Purchases	Sales	Dividend	Fair Value
Affiliate	October 31, 2011	(Cost)	(Proceeds)	Income	October 31, 2011
NAXS Nordic Access Buyout Fund	1,465,000	$—	$77,210	$—	$5,637,359
Siderurgica Venezolana Sivensa	2,847,910	—	—	662,684	2,434,509
Sparki Eltos Lovetch	1,397,011	—	29,736	—	1,012,666
Toza Markovic ad Kikinda	78,160	—	—	—	2,604,254
Ukrinbank	1,153,346,022	—	—	—	1,440,872

					$128,917,822

8.	Shares of Beneficial Interest

The Global Equity Fund may issue 50,000,000,000 shares of beneficial interest with a par value of $.001 per share. The Trust may issue an unlimited number of shares of beneficial interest of each Fund, with a par value of $.001 per share. Changes in outstanding shares of beneficial interest of the Funds were as follows:

	Year Ended		Year Ended
	October 31, 2011		October 31, 2010

	Shares	Amount	Shares	Amount

Global Equity Fund
Class A
Sold	41,542	$1,558,350	44,527	$1,555,984
Issued as reinvestment of dividends	—	—	12,289	427,401
Redeemed	(75,146)	(2,848,550)	(265,536)	(8,991,108)

Net increase (decrease)	(33,604)	$(1,290,200)	(208,720)	$(7,007,723)

Class I
Sold	253,362	$9,747,908	626,379	$21,457,884
Issued as reinvestment of dividends	2,079	81,615	38,714	1,354,987
Redeemed	(889,659)	(33,779,823)	(478,550)	(16,280,465)

Net increase (decrease)	(634,218)	$(23,950,300)	186,543	$6,532,406

254	Artio Global Funds ï 2011 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

	Year Ended		Year Ended
	October 31, 2011		October 31, 2010

	Shares	Amount	Shares	Amount

International Equity Fund
Class A
Sold	6,444,212	$182,378,660	10,426,670	$284,001,164
Issued as reinvestment of dividends	2,070,928	60,491,810	10,959,643	304,130,078
Redeemed	(52,527,593)	(1,502,926,212)	(48,416,598)	(1,318,136,727)

Net increase (decrease)	(44,012,453)	$(1,260,055,742)	(27,030,285)	$(730,005,485)

Class I
Sold	20,811,425	$611,136,339	24,606,930	$685,401,750
Issued as reinvestment of dividends	3,334,623	99,772,000	14,348,483	407,783,876
Redeemed	(73,178,035)	(2,092,546,387)	(64,771,008)	(1,794,595,216)

Net increase (decrease)	(49,031,987)	$(1,381,638,048)	(25,815,595)	$(701,409,590)

	Year Ended		Year Ended
	October 31, 2011		October 31, 2010

	Shares	Amount	Shares	Amount

International Equity Fund II
Class A
Sold	31,517,613	$379,519,427	54,835,585	$626,381,765
Issued as reinvestment of dividends	3,085,512	37,982,653	8,474,993	99,920,171
Redeemed	(86,344,882)	(1,019,183,514)	(70,921,596)	(802,773,219)

Net increase (decrease)	(51,741,757)	$(601,681,434)	(7,611,018)	$(76,471,283)

Class I
Sold	106,720,970	$1,302,863,174	154,175,322	$1,779,295,234
Issued as reinvestment of dividends	7,273,201	90,114,958	18,027,588	213,807,193
Redeemed	(284,029,807)	(3,345,146,745)	(251,172,862)	(2,848,274,565)

Net increase (decrease)	(170,035,636)	$(1,952,168,613)	(78,969,952)	$(855,172,138)

Artio Global Funds ï 2011 Annual Report	255

NOTES TO FINANCIAL STATEMENTS (Continued)

	Year Ended		Year Ended
	October 31, 2011		October 31, 2010

	Shares	Amount	Shares	Amount

Total Return Bond Fund
Class A
Sold	5,895,783	$81,405,079	9,884,031	$136,248,652
Issued as reinvestment of dividends	1,327,577	18,064,838	759,080	10,470,356
Redeemed	(10,327,513)	(142,154,906)	(12,693,395)	(174,736,709)

Net increase (decrease)	(3,104,153)	$(42,684,989)	(2,050,284)	$(28,017,701)

Class I
Sold	53,818,134	$740,726,890	32,022,992	$438,140,936
Issued as reinvestment of dividends	4,578,288	61,874,229	2,537,082	34,785,128
Redeemed	(42,881,443)	(588,446,182)	(34,282,273)	(475,552,050)

Net increase (decrease)	15,514,979	$214,154,937	277,801	$(2,625,986)

	Year Ended		Year Ended
	October 31, 2011		October 31, 2010

	Shares	Amount	Shares	Amount

Global High Income Fund
Class A
Sold	86,272,574	$916,645,209	93,811,966	$1,000,594,646
Issued as reinvestment of dividends	10,712,906	113,823,044	6,418,911	68,400,882
Redeemed	(78,555,107)	(830,599,559)	(59,276,905)	(628,711,516)

Net increase (decrease)	18,430,373	$199,868,694	40,953,972	$440,284,012

Class I
Sold	116,282,323	$1,191,023,033	146,139,699	$1,499,770,538
Issued as reinvestment of dividends	13,506,565	137,936,367	9,690,549	99,259,758
Redeemed	(92,263,147)	(938,096,095)	(74,064,002)	(749,472,836)

Net increase (decrease)	37,525,741	$390,863,305	81,766,246	$849,557,460

256	Artio Global Funds ï 2011 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

	Period Ended
	October 31, 2011*

	Shares	Amount

Local Emerging Markets Debt Fund
Class A
Sold	1,104,663	$11,044,700
Issued as reinvestment of dividends	19,454	192,861
Redeemed	(269)	(2,488)

Net increase (decrease)	1,123,848	$11,235,073

Class I
Sold	1,304,120	$13,061,000
Issued as reinvestment of dividends	23,620	234,045
Redeemed	(2,129)	(21,196)

Net increase (decrease)	1,325,611	$13,273,849

*	Commenced operations on May 24, 2011.

	Year Ended		Year Ended
	October 31, 2011		October 31, 2010

	Shares	Amount	Shares	Amount

U.S. Microcap Fund
Class A
Sold	710,357	$8,548,922	467,248	$4,561,517
Issued as reinvestment of dividends	—	—	—	—
Redeemed	(901,227)	(10,175,893)	(392,076)	(3,641,369)

Net increase (decrease)	(190,870)	$(1,626,971)	75,172	$920,148

Class I
Sold	739,605	$8,864,370	320,017	$2,888,373
Issued as reinvestment of dividends	—	—	—	—
Redeemed	(513,300)	(6,211,705)	(56,938)	(519,518)

Net increase (decrease)	226,305	$2,652,665	263,079	$2,368,855

Artio Global Funds ï 2011 Annual Report	257

NOTES TO FINANCIAL STATEMENTS (Continued)

	Year Ended		Year Ended
	October 31, 2011		October 31, 2010

	Shares	Amount	Shares	Amount

U.S. Smallcap Fund
Class A
Sold	1,552,561	$17,610,557	4,281,539	$42,487,000
Issued as reinvestment of dividends	—	—	—	—
Redeemed	(1,915,217)	(21,275,362)	(2,928,920)	(26,932,106)

Net increase (decrease)	(362,656)	$(3,664,805)	1,352,619	$15,554,894

Class I
Sold	1,802,155	$20,298,160	5,486,040	$52,213,686
Issued as reinvestment of dividends	—	—	—	—
Redeemed	(1,817,041)	(20,797,307)	(360,995)	(3,389,647)

Net increase (decrease)	(14,886)	$(499,147)	5,125,045	$48,824,039

	Year Ended		Year Ended
	October 31, 2011		October 31, 2010

	Shares	Amount	Shares	Amount

U.S. Midcap Fund
Class A
Sold	165,431	$1,966,289	23,235	$220,226
Issued as reinvestment of dividends	—	—	21	186
Redeemed	(295,375)	(3,694,162)	(8,255)	(77,042)

Net increase (decrease)	(129,944)	$(1,727,873)	15,001	$143,370

Class I
Sold	213,119	$2,565,421	16,358	$148,513
Issued as reinvestment of dividends	—	—	87	784
Redeemed	(287,779)	(3,629,581)	(14,749)	(133,358)

Net increase (decrease)	(74,660)	$(1,064,160)	1,696	$15,939

258	Artio Global Funds ï 2011 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

	Year Ended		Year Ended
	October 31, 2011		October 31, 2010

	Shares	Amount	Shares	Amount

U.S. Multicap Fund
Class A
Sold	95,250	$1,068,851	7,938	$76,842
Issued as reinvestment of dividends	— (1)	10	55	508
Redeemed	(342,603)	(4,034,670)	(8,635)	(80,526)

Net increase (decrease)	(247,353)	$(2,965,809)	(642)	$(3,176)

Class I
Sold	154,223	$1,742,157	250,241	$2,366,268
Issued as reinvestment of dividends	548	5,971	88	817
Redeemed	(347,253)	(4,140,011)	(17,166)	(156,949)

Net increase (decrease)	(192,482)	$(2,391,883)	233,163	$2,210,136

(1)	Amount rounds to less than 1.

Through seed capital contributions by Artio Global Investors, ownership of beneficial shares outstanding at October 31, 2011 was:

Fund	% of Ownership
Local Emerging Markets Debt Fund — Class A shares	99.61%
Local Emerging Markets Debt Fund — Class I shares	84.53%
U.S. Midcap Fund — Class A shares	42.03%
U.S. Midcap Fund — Class I shares	33.26%

On May 27, 2011, the seed capital contributions were completely withdrawn. Subsequently, the Adviser made a purchase on May 31, 2011 of the U.S. Midcap Fund Class A and Class I shares which resulted in the Adviser owning a 65.35% and 33.67% of the beneficial shares outstanding, respectively.

Artio Global Funds ï 2011 Annual Report	259

NOTES TO FINANCIAL STATEMENTS (Continued)

9.	Federal Tax Information

The tax character of distributions paid for the year ended October 31, 2011 was as follows:

	Ordinary	Long Term	Return of
	Income	Capital Gains	Capital
Global Equity Fund	$97,512	$—	$—
International Equity Fund	173,962,493	—	—
International Equity Fund II	170,650,225	—	—
Total Return Bond Fund	75,386,994	30,899,335	—
Global High Income Fund	306,802,883	33,119,783	—
Local Emerging Markets Debt Fund	187,459	239,447	—
U.S. Microcap Fund	—	—	—
U.S. Smallcap Fund	—	—	—
U.S. Midcap Fund	—	—	—
U.S. Multicap Fund	7,754	4,923	—

The tax character of distributions paid for the year ended October 31, 2010 was as follows:

	Ordinary	Long Term	Return of
	Income	Capital Gains	Capital
Global Equity Fund	$1,968,307	$—	$—
International Equity Fund	777,557,267	—	—
International Equity Fund II	444,820,690	—	—
Total Return Bond Fund	64,589,864	—	—
Global High Income Fund	202,460,461	—	—
U.S. Microcap Fund	—	—	—
U.S. Smallcap Fund	—	—	—
U.S. Midcap Fund	10,465	—	—
U.S. Multicap Fund	22,962	—	—

260	Artio Global Funds ï 2011 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

As of October 31, 2011, the components of distributable earnings on a tax basis was as follows:

			Undistributed
			Long Term
	Undistributed	Unrealized	Capital Gains	Other
	Ordinary	Appreciation/	(Capital Loss	Temporary
	Income	(Depreciation)	Carryforwards)	Differences
Global Equity Fund	$25,084	$(1,948,377)	$(29,643,699)	$—
International Equity Fund	86,040,265	(392,315,637)	(1,958,473,790)	—
International Equity Fund II	68,630,128	(25,221,467)	(2,711,879,937)	(33,887)
Total Return Bond Fund	34,100,324	43,257,545	20,296,714	—
Global High Income Fund	5,409,287	(53,329,943)	51,725,678	(485,561)
Local Emerging Markets Debt Fund	—	(678,609)	10,638	(90,948)
U.S. Microcap Fund	—	(329,209)	840,212	(24,038)
U.S. Smallcap Fund	4,153,676	(11,893)	4,274,347	(24,035)
U.S. Midcap Fund	—	522,228	746,724	(21,755)
U.S. Multicap Fund	—	303,360	848,291	(20,329)

The differences between components of distributable earnings on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to wash sales, mark-to-market of passive foreign investment companies, futures and forwards. In addition, short-term capital gains are considered ordinary income for income tax purposes.

At October 31, 2011, the following Funds had net realized loss carryforwards for federal income tax purposes:

	Expires in	Expires in	Expires in
	2016	2017	2018
Global Equity Fund	$19,631,562	$10,012,137	$—
International Equity Fund	314,780,611	1,643,693,179	—
International Equity Fund II	1,379,336,238	1,211,390,775	121,152,924
Total Return Bond Fund	—	—	—
Global High Income Fund	—	—	—
Local Emerging Markets Debt Fund	—	—	—
U.S. Microcap Fund	—	—	—
U.S. Smallcap Fund	—	—	—
U.S. Midcap Fund	—	—	—
U.S. Multicap Fund	—	—	—

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any

Artio Global Funds ï 2011 Annual Report	261

NOTES TO FINANCIAL STATEMENTS (Continued)

losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

10.	Line of Credit

Artio Global Equity Fund Inc. and Artio Global Investment Funds (the “Borrowers”) entered into a Credit Agreement (the “Agreement”) with State Street Bank and Trust Company (the “Bank”). The Agreement provides for a $250,000,000 (the “Facility Amount”) revolving credit facility to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Funds may draw up to their stated sublimit (subject to certain other limitations therein):

		Average	Average
	Sublimit	Outstanding Daily	Weighted
	Amount	Balance	Interest Rate
Global Equity Fund	$5,000,000	$124,438	1.48%
International Equity Fund	200,000,000	28,364,858	1.45%
International Equity Fund II	200,000,000	13,642,076	1.46%
Total Return Bond Fund	50,000,000	—	—
U.S. Microcap Fund	1,000,000	22,658	1.41%
U.S. Smallcap Fund	5,000,000	82,715	1.43%
U.S. Midcap Fund	1,000,000	2,832	1.44%
U.S. Multicap Fund	1,000,000	11,066	1.40%

In addition, the Global High Income Fund entered into a separate Credit Agreement (the “Global High Income Fund Credit Agreement”) with the Bank. The Global High Income Fund Credit Agreement provides for a $250,000,000 revolving credit facility to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes.

		Average	Average
	Sublimit	Outstanding Daily	Weighted
	Amount	Balance	Interest Rate
Global High Income Fund	$250,000,000	$396,870	1.40%

Principal on each outstanding loan made under the Agreement and the Global High Income Fund Credit Agreement shall bear interest at a variable rate per annum equal to the higher of (a) the Federal Funds Rate as in effect on that day plus 1.25%

262	Artio Global Funds ï 2011 Annual Report

NOTES TO FINANCIAL STATEMENTS (Continued)

and (b) the Overnight LIBOR Rate as in effect on that day plus 1.25%. In addition, the Borrowers shall pay to the Bank a commitment fee at the rate of 0.10% per annum on the daily unused portion of the Facility Amount.

11.	Recent Accounting Pronouncements

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update No. 2010-06, “Improving Disclosures About Fair Value Measurements” (“ASU”). The ASU requires enhanced disclosures about purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The disclosure will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact the adoption of this ASU will have on the Funds’ financial statement disclosures.

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-04, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs” (“ASU 2011-04”). ASU 2011-04 clarifies how principal market is determined, addresses the fair value measurement of instruments with offsetting market or counterparty credit risks and the concept of valuation premise and highest and best use, extends the prohibition of blockage factors to all three levels of the fair value hierarchy, and requires additional disclosures. ASU 2011-04 is effective for public entities for interim and annual periods beginning on or after December 15, 2011. Management is currently evaluating the impact of the adoption ASU 2011-04 will have on the Funds’ financial statements.

12.	Subsequent Events

Management has considered the circumstances under which the Funds should recognize or make disclosures regarding events or transactions occurring subsequent to October 31, 2011 through the date the financial statements were issued. Adjustments or additional disclosures, if any, have been included in these financial statements.

Artio Global Funds ï 2011 Annual Report	263

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Directors
Artio Global Equity Fund Inc.

and

The Shareholders and Board of Trustees
Artio Global Investment Funds

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Artio Global Equity Fund Inc. and Artio International Equity Fund, Artio International Equity Fund II , Artio Total Return Bond Fund, Artio Global High Income Fund, Artio Local Emerging Markets Debt Fund, Artio U.S. Microcap Fund, Artio U.S. Smallcap Fund, Artio U.S. Midcap Fund, and Artio U.S. Multicap Fund, each a series of Artio Global Investment Funds, (collectively, the “Funds”) as of October 31, 2011, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2011 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Artio Global Equity Fund, Inc., Artio International Equity Fund, Artio International Equity Fund II, Artio Total Return Bond Fund, Artio Global High Income Fund, Artio Local Emerging Markets Debt Fund, Artio U.S. Microcap Fund, Artio U.S. Smallcap Fund, Artio U.S. Midcap Fund, and Artio U.S. Multicap Fund as of October 31, 2011, and the results of their operations, the changes in their net assets and the

264	Artio Global Funds ï 2011 Annual Report

financial highlights for each of the years or periods described above, in conformity with U.S. generally accepted accounting principles.

Boston, MA
December 23, 2011

Artio Global Funds ï 2011 Annual Report	265

INVESTMENT ADVISORY AGREEMENT FOR LOCAL EMERGING MARKET DEBT FUND (Unaudited)

At a meeting held on December 16, 2010, the Board of Trustees of the Artio Global Investment Funds approved the Investment Advisory Agreement (the “Agreement”) with the adviser for the Local Emerging Market Debt Fund (the “Fund”).

In determining whether to approve the Agreement, the Board, including all of the Trustees who are not interested persons under the Investment Company Act of 1940, as amended, (the “Independent Trustees”), reviewed and considered, among other items: (1) a guide from independent counsel setting forth the Trustees’ fiduciary duties and responsibilities and the factors the Trustees should consider in its evaluation of the approval of the Agreement; (2) comparative information, comparing the Fund’s proposed advisory fees and expenses to those of its relevant peer group; (3) the Adviser’s complete Form ADV; (4) the Adviser’s Financial Statements for December 31, 2009; and (5) other reports of and presentations by representatives of the Adviser that described: (i) the nature, extent and quality of the Adviser’s services to be provided to the Fund; (ii) the experience and qualifications of the personnel providing those services, (iii) their investment advice and performance; (iv) their assets under management and client descriptions; (v) their trade allocation policies; (vi) the advisory fee arrangements with the Fund and other similarly managed clients; (vii) compliance program information; (viii) the Adviser’s financial information and profitability analysis related to providing service to the Fund; (ix) fees and other benefits; (x) methodologies to allocate securities among the Fund; (xi) outstanding lawsuits.

In determining whether to approve the Agreement, the Trustees, including the Independent Trustees, reviewed and considered the materials presented at the December 16, 2010 meeting of the Board. The Trustees discussed the written materials and the Adviser’s presentations and deliberated on the approval of the Agreement in light of this information. In their deliberations, the Trustees did not identify any single piece of information that was all important or controlling.

The Trustees, including the Independent Trustees, reached the following conclusions, among others, regarding the Adviser and the respective approval: the Adviser has the capabilities, resources and personnel necessary to manage the Fund; the Trustees are satisfied with the quality of services to be provided by the Adviser in advising the Fund; the proposed advisory fee for the Fund is reasonable; the proposed total annual portfolio operating expenses to be paid by the Fund is reasonable; the profitability of the Adviser for advisory services, based on the advisory fee, seems reasonable based on the data provided; and the benefits derived by the Adviser from managing the Fund, including the proposed way in which the Fund will conduct portfolio transactions and select brokers is reasonable.

266	Artio Global Funds ï 2011 Annual Report

INVESTMENT ADVISORY AGREEMENT FOR LOCAL EMERGING MARKET DEBT FUND (Unaudited) (Continued)

Based upon the Trustees’ deliberations and evaluation of the information described above, the Trustees, including the Independent Trustees, determined that the proposed terms of the Agreement were fair to, and in the best interests of, the Fund and its shareholders.

Artio Global Funds ï 2011 Annual Report	267

ADDITIONAL INFORMATION PAGE (Unaudited)

1.	Proxy Voting Policies

A description of the Fund’s proxy voting policies and procedures is available without charge, upon request, (1) on the Fund’s website www.artiofunds.com and (2) on the SEC’s Securities and Exchange Commission website www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available via the methods noted above.

2.	Quarterly Filing Requirements

A Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q, which when filed, will be available on the Commission’s web-site at www.sec.gov or on the Funds’ website at www.artiofunds.com.

A Fund’s forms N-Q may be reviewed and copied at the Commissions’s Public Reference Room in Washington, DC. Information regarding the operation of the Public reference Room may be obtained by calling 1-800-SEC-0330.

268	Artio Global Funds ï 2011 Annual Report

ARTIO GLOBAL FUNDS

Independent Trustees of Artio Global Investment Funds (the “Trust”) and Independent Directors of Artio Global Equity Fund Inc. (the “Global Equity Fund” or “GEF”):

	Position,		Number of
	Term of		Portfolios
	Office (1)		in Fund
	and Length		Family
	of Time		Overseen
	Served with	Principal Occupation(s)	by Trustee	Other Directorships (2)
Name, Age (3) and Address	the Funds	During Past Five Years	or Director*	Held

Antoine Bernheim 58 330 Madison Avenue New York, New York 10017	Trustee of the Trust since November 2004; Director of GEF since July 1990; Chairman of the Fund complex since December 2008.	President, Dome Capital Management, Inc., 1984–present (investment advisory firm); Chairman, Dome Securities Corp., 1995–present (broker/dealer); President, The U.S. Offshore Funds Directory, 1990–present (publishing)	10	None

Thomas Gibbons 64 330 Madison Avenue New York, New York 10017	Trustee of the Trust since November 2004; Director of GEF since December 1993.	President, Cornerstone Associates Management, 1987–present (consulting firm)	10	None

Cynthia Hostetler 49 330 Madison Avenue New York, New York 10017	Trustee of the Trust since September 2011; Director of GEF since November 2010.	Head of Private Equity and Vice President of Investment Funds, Overseas Private Investment Corporation, 2001–2009; President, First Manhattan Bancorporation, 1991–2006.	10	None

Harvey B. Kaplan 74 330 Madison Avenue New York, New York 10017	Trustee of the Trust since December 1995; Director of GEF since July 1990.	Retired since 2006; Controller (Chief Financial Officer), Easter Unlimited, Inc., 1990–2006 (toy and novelty company)	10	None

Robert S. Matthews 68 330 Madison Avenue New York, New York 10017	Trustee of the Trust since June 1992; Director of GEF since June 2002.	Managing Partner, Matthews & Co., 1990–present (certified public accounting firm)	10	Trustee, Allstate Financial Investment Trust, 2008–2009 (investment company)

Artio Global Funds ï 2011 Annual Report	269

ARTIO GLOBAL FUNDS (Continued)

Independent Trustees of Artio Global Investment Funds (the “Trust”) and Independent Directors of Artio Global Equity Fund Inc. (the “Global Equity Fund” or “GEF”):—(Continued)

	Position,		Number of
	Term of		Portfolios
	Office (1)		in Fund
	and Length		Family
	of Time		Overseen
	Served with	Principal Occupation(s)	by Trustee	Other Directorships (2)
Name, Age (3) and Address	the Funds	During Past Five Years	or Director*	Held

Robert J. McGuire 74 330 Madison Avenue New York, New York 10017	Trustee of the Trust since June 2006†; Director of GEF since 2006†.	Self–employed Attorney/Consultant, 1998–present; Counsel, Morvillo, Abramowitz, Grand, Iason & Silberberg, P.C., 1998–2005.	10	Director, Mutual of America Life Insurance Co., 2008–present (financial services and insurance); Director, Six Flags, Inc., 2003–2010 (entertainment); Director, Protection One, Inc., 2005–2010 (security systems); Director, Mutual of America Investment Corp., 2000–2008 (investment management); Director, GAM Avalon Funds, Inc., 2000–2007 (investment management); Director, GAM Funds, Inc., 1998–2007 (investment management)

Peter Wolfram 58 330 Madison Avenue New York, New York 10017	Trustee of the Trust since June 1992; Director of GEF since November 2004.	Partner, Kelley Drye & Warren, 1983–present (law firm)	10	None

*	The Fund Complex refers to the nine series of the Trust and the Global Equity Fund.
(1)	Each Trustee and Director serves during the lifetime of the Trust or Global Equity Fund or until he or she dies, resigns, retires, is declared bankrupt or incompetent, or is removed or, if sooner, until the next special meeting of the Funds’ shareholders and until the election and qualification of his or her successor.
(2)	Directorships include public companies and any company registered as an investment company.
(3)	Age calculated as of October 31, 2011.
†	Retired, effective December 8, 2011.

270	Artio Global Funds ï 2011 Annual Report

ARTIO GLOBAL FUNDS (Continued)

Officers of Funds:

The business address for each officer of the Funds, except Mr. James, Ms. Coop, Ms. McGowan, Mr. Smith, Mr. McVoy and Mr. Kapner is Artio Global Management LLC, 330 Madison Avenue, New York, New York 10017. The business address for Mr. James, Ms. Coop, Ms. McGowan and Mr. Smith is State Street Bank and Trust Company, 4 Copley Place, 5th Floor, Boston, Massachusetts, 02116. The business address for Mr. McVoy is U.S. Bancorp Fund Services, LLC, 615 E. Michigan Street, Milwaukee, WI 53202. The business address for Mr. Kapner is Global Financial Markets Institute, P.O. Box 388, Jericho, NY 17753–0388.

Length of Time
Name, Age (3) and	Served As Fund	Principal Occupation(s)
Position(s) Held	Officer (1),(2)	During Past Five Years

Anthony Williams 47 President, Chief Executive Officer and Principal Executive Officer	Officer for the Funds since 2004.
•   Chief Operating Officer and member of Board of Directors of Artio Global Management LLC (2004–present)
•   Board of Directors of Artio Global Investors Inc. (2007–present)
•   Chief Executive Officer, Artio Global Investment Management (2004–2007)

Denise Downey 50 Vice President	Officer for the Funds since 1995.	• First Vice President and Head of Marketing, Artio Global Management LLC (2002–present)

Greg Hopper 54 Vice President	Officer for the Funds since 2002.	• Senior Vice President, Artio Global Management LLC (2009–present) • First Vice President of Artio Global Management LLC (2002–2009)

Samuel Dedio 45 Vice President	Officer for the Trust since 2006.	• Senior Portfolio Manager and First Vice President of Artio Global Management LLC (2006–present) • Managing Director, Deutsche Asset Management (1999–2006).

Richard C. Pell 57 Vice President	Officer for the Trust since 1995; for GEF, since 2004.
•   Chief Executive Officer and Chairman of the Board of Directors, Artio Global Investments, Inc. (2007–present)
•   Chief Executive Officer (2007–present) and Chief Investment Officer (1995–present) of Artio Global Management LLC

Donald Quigley 46 Vice President	Officer for the Trust since 2001.	• Senior Vice President and Head of Global Fixed–Income, Artio Global Management LLC (2001–present)

Rudolph–Riad Younes 50 Vice President	Officer for the Trust since 1997; for GEF, since 2004.	• Managing Director and Head of International Equity, Artio Global Management LLC (2002–present)

Dimitre Genov 40 Vice President	Officer for GEF since 2010.	• Senior Porfolio Manager and First Vice President, Artio Global Management LLC (2009–present) • Portfolio Manager, JP Morgan (2005–2009)

Artio Global Funds ï 2011 Annual Report	271

ARTIO GLOBAL FUNDS (Continued)

Officers of Funds:—(Continued)

Length of Time
Name, Age (3) and	Served As Fund	Principal Occupation(s)
Position(s) Held	Officer (1),(2)	During Past Five Years

Elena Liapkova 37 Vice President	Officer for the Trust since 2010.	• Porfolio Manager and Vice President, Artio Global Management LLC (2005–present)

Victor J. Simon 42 Vice President	Officer for the Funds since 2010.	• Vice President, Artio Global (2006–present) • Vice President, Deutsche Bank (1994–2006)

Timothy J. Clemens 35 Chief Financial Officer	Officer for the Funds since 2009.	• Vice President, Artio Global Management LLC (2009–present) • Vice President, The Bank of New York Mellon (2006–2009) • Vice President, Gemini Fund Services LLC (2001–2006)

Alex Bogaenko 48 Treasurer	Officer for the Funds since 2005.	• Vice President, Artio Global Management LLC (2005–present)

John Whilesmith 44 Secretary	Officer for the Funds since 2005.	• Vice President and Operations Compliance Officer, Artio Global Management LLC (2005–present)

Michael K. Quain 54 Chief Compliance Officer	Officer for the Funds since 2004.	• First Vice President of Artio Global Management LLC (2002–present)

Prasad Nanisetty 54 Chief Risk Officer	Officer for the Funds since 2008.	• Head of Risk Management, Artio Global Management LLC (2004–present)

Kenneth Kapner 54 Vice President of Risk Management	Officer for the Funds since 2009.	• President, CEO, Financial Trainer and Consultant, Global Financial Markets Institute (1997–present)

Michael McVoy 54 Anti–Money Laundering and Identity Theft Officer	Officer for the Funds since 2004.
•   Chief Compliance Officer for U.S. Bancorp (2002–present)
•   Legal Counsel for U.S. Bancorp (formerly, Firstar Corp.)(1986–2006)
•   Senior Vice President and Risk Manager for U.S. Bancorp (1999–present)

David James 40 Assistant Secretary	Officer for the Funds since 2010.	• Vice President and Managing Counsel, State Street Bank and Trust Company (2009–present) • Vice President and Counsel, PNC Global Investment Servicing (US), Inc. (2006–2009)

Tracie A. Coop 34 Assistant Secretary	Officer for the Funds since 2008.	• Vice President and Senior Counsel, State Street Bank and Trust Company (2007–present) • Associate Counsel and Manager, Natixis Asset Management Advisors, L.P. (2006–2007)

272	Artio Global Funds ï 2011 Annual Report

ARTIO GLOBAL FUNDS (Continued)

Officers of Funds:—(Continued)

Length of Time
Name, Age (3) and	Served As Fund	Principal Occupation(s)
Position(s) Held	Officer (1),(2)	During Past Five Years

Victoria McGowan 45 Assistant Treasurer	Officer for the Funds since 2003.	• Senior Vice President, State Street Bank and Trust Company (2007–present) • Senior Director, State Street Bank and Trust Company (formerly Investors Bank and Trust Company)(2002–2007)

Brian Smith 44 Assistant Treasurer	Officer for the Funds since 2007.	• Vice President, State Street Bank and Trust Company (2007–present) • Director, Mutual Fund Administration, State Street Bank and Trust Company (2005–2007)

(1)	Each officer of the Global Equity Fund is elected for a term of 1 year and until his or her successor is duly elected and qualified.
(2)	Pursuant to the Trust’s By–laws, officers of the Trust are elected by the Board of Trustees to hold such office until his or her successor is chosen and qualified, or until they resign or are removed from office.
(3)	Age calculated as of October 31, 2011.

Artio Global Funds ï 2011 Annual Report	273

SUPPLEMENTAL TAX INFORMATION (Unaudited)

The Global Equity Fund, International Equity Fund and International Equity Fund II paid foreign taxes of $0, $7,396,504 and $5,550,540 and earned $0, $167,967,085 and $143,580,915 of foreign income during the year ended October 31, 2011. Pursuant to Section 853 of the Internal Revenue Code, $0.04, $0.04 and $0.02 per share were designated as foreign taxes paid for Global Equity Fund, International Equity Fund and International Equity Fund II and $0.37, $0.74 and $0.30 per share were designated as income earned from foreign sources for the Global Equity Fund, International Equity Fund and International Equity Fund II for the year ended October 31, 2011.

The table below shows distributions paid from investment company taxable income earned in the year ended October 31, 2011, or the maximum amount allowable under the tax law, as Qualified Dividend Income in accordance with the Internal Revenue Code. Complete 2011 year end information will be reported to you on your 2010 Form 1099-DIV, which shall be provided to you in early 2012.

QDI
Global Equity Fund	$485,386
International Equity Fund	85,162,426
International Equity Fund II	122,206,854
Global High Income Fund	2,713,079
U.S. Smallcap Fund	574,954
U.S. Midcap Fund	45,541
U.S. Multicap Fund	96,863

For corporate shareholders, a portion of the ordinary dividends paid during the Funds’ year ended October 31, 2011 qualified dividends received deductions were the following:

DRD
Global Equity Fund	100.00%
U.S. Multicap Fund	100.00%

274	Artio Global Funds ï 2011 Annual Report

SUPPLEMENTAL TAX INFORMATION (Unaudited) (Continued)

Pursuant to Sector 852 of the Internal Revenue Code, the Funds designated the following capital gain dividends for the year ended October 31, 2011:

Long Term
Capital Gain
Dividend
Global Equity Fund	$—
International Equity Fund	—
International Equity Fund II	—
Total Return Bond Fund	—
Global High Income Fund	33,119,783
Local Emerging Markets Debt Fund	239,447
U.S. Microcap Fund	—
U.S. Smallcap Fund	—
U.S. Midcap Fund	—
U.S. Multicap Fund	4,924

Artio Global Funds ï 2011 Annual Report	275

ARTIO GLOBAL FUNDS
330 Madison Avenue New
York, New York 10017
This report is sent to shareholders of the Artio Global Equity Fund Inc. and the Artio Global Investment Funds for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the funds or of any securities mentioned in the report.
www.artiofunds.com

Item 2. Code of Ethics.
As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s President/Chief Executive Officer and Chief Financial Officer pursuant to the Sarbanes-Oxley Act of 2002. During the period covered by this report, no substantive amendments were made to the Code of Ethics. During the period covered by this report, the registrant did not grant any waivers, including any implicit waivers, from any provision of the Code of Ethics.
The Code of Ethics is attached hereto as Exhibit 12(a)(1).
Item 3. Audit Committee Financial Expert.
(a)	(1) The Board of Directors of the registrant has determined that the registrant has one Board member serving on the Audit Committee that possesses the attributes identified in Instructions 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert.”
(2) Mr. Harvey B. Kaplan is the registrant’s audit committee financial expert. The Board also determined that Mr. Kaplan is not an “interested person” of the registrant as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended.
Item 4. Principal Accountant Fees and Services.
(a)	Audit Fees.

For the fiscal years ended October 31, 2011 and October 31, 2010, the aggregate audit fees billed for professional services rendered by the principal independent registered public accounting firm, KPMG LLP, for the audit of the Registrant’s annual financial statements were $24,500 and $24,000, respectively.

(b)	Audit-Related Fees.

For the fiscal years ended October 31, 2011 and October 31, 2010, the aggregate audit fees billed by KPMG LLP for assurances and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $4,100 and $4,000, respectively.

(c)	Tax Fees.

The aggregate fees billed for professional services rendered by KPMG LLP for the review of Form 1120-RIC, Form 8613, and review of excise tax distribution calculations for the fiscal years ended October 31, 2011 and October 31, 2010 were $10,000 and $9,524, respectively.

(d)	All Other Fees.

For the fiscal year ended October 31, 2010, KPMG LLP charged $10,000 for services related to the establishment of an offshore subsidiary. There were no other fees billed by KPMG LLP for the fiscal year ended October 31, 2011.

(e)	(1) Audit Committee Pre-Approval Policies and Procedures.

The Registrant’s audit committee pre-approves all audit and non-audit services to be performed by the Registrant’s accountant before the accountant is engaged by the Registrant to perform such services.

(e)	(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:
(b)	Not applicable

(c)	100%

(d)	Not applicable
(f)	Not applicable.
(g) The aggregate non-audit fees billed by KPMG LLP to the Registrant for the fiscal years ended October 31, 2011 and October 31, 2010 were $10,000 and $9,524, respectively. The aggregate non-audit fees billed by KPMG to the Registrant, the Adviser and all entities controlling, controlled by, or under common control with the Adviser that provide services to the Registrant for the fiscal years ended October 31, 2011 and October 31, 2010 were $1,350,433 and $1,496,185, respectively.
(h) Not applicable.
Item 5. Audit Committee of Listed Registrants.
Not applicable to this registrant.
Item 6. Schedule of Investments
Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable to this registrant.
Item 8. Portfolio Managers of Closed-end Management Investment Companies.
Not applicable to this registrant.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable to this registrant.
Item 10. Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.
Item 11. Controls and Procedures.
(a) The registrant’s Principal Executive Officer and Principal Financial Officer concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) were effective as of a date within 90 days prior to the filing date of this report (the “Evaluation Date”), based on their evaluation of the effectiveness of the Registrant’s disclosure controls and procedures as of the Evaluation Date.
(b) There were no significant changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.
(a)(1) Code of Ethics is attached hereto.
(a)(2) The certifications required by Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.
(a)(3) Not applicable
(b)	Certifications of the Registrant’s Principal Executive Officer and Principal Financial Officer as required by Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto. These certifications are being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. section 1350 and are not being filed as part of the Form N-CSR with the Commission.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Artio Global Equity Fund Inc.

By:	/s/ Anthony Williams
Anthony Williams
President

Date: January 6, 2012
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Anthony Williams
Anthony Williams
President

Date: January 6, 2012

By:	/s/ Timothy J. Clemens
Timothy J. Clemens
Chief Financial Officer

Date: January 6, 2012